                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                       MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-7556
                                  ---------------------------------------------

                       Liberty Variable Investment Trust
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

        One Financial Center, Boston, Massachusetts              02111
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

                             Vincent Pietropaolo, Esq.
                         Columbia Management Group, Inc.
                               One Financial Center
                                 Boston, MA 02111
-------------------------------------------------------------------------------
                       (Name and address of agent for service)

Registrant's telephone number, including area code: 1-617-772-3698
                                                   ----------------------------

Date of fiscal year end: 12/31/04
                        --------------------------
Date of reporting period: 06/30/04
                         -------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

[GRAPHIC]

SEMIANNUAL REPORT - CLASS B SHARES
JUNE 30, 2004

LIBERTY VARIABLE INVESTMENT TRUST

PRESIDENT'S MESSAGE
Liberty Variable Investment Trust

Dear Shareholder:

We are pleased to let you know that FleetBoston Financial Corporation and Bank of America Corporation have merged, effective April 1, 2004. As a result of the merger, Columbia Management Group became part of the Bank of America family of companies. Looking ahead, we believe this merger will be a real benefit to our shareholders. Preserving and leveraging our strengths, the combined organization intends to deliver additional research and management capabilities, as well as new products to you. There are no immediate changes planned for fund names or customer service contacts.

As you might know, on March 15, 2004, FleetBoston Financial announced an agreement in principle between Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc. (collectively "Columbia Management") with the staff of the Securities and Exchange Commission ("SEC") and the New York Attorney General ("NYAG") to settle charges involving market timing in Columbia Management mutual funds. (Bank of America came to a similar settlement in principle at the same time.) Under the agreements Columbia Management agreed, among other things, to pay $70 million in disgorgement; $70 million in civil penalties and to reduce mutual fund fees by $80 million over a five-year period. Please rest assured that the settlement and all associated legal fees will be paid by Columbia Management; not by the affected funds or their shareholders. The agreement requires the final approval of the SEC and the NYAG.

SIX-MONTH ECONOMIC AND MARKET REVIEW

Uncertainty about the economic environment, interest rates and geopolitical factors weighed on investors during the period. Most segments of the financial markets delivered muted returns.

Despite strong profit growth, the US stock market made only modest headway during the period. The S&P 500 Index returned 3.44%, led by energy stocks which gained nearly 12% in the first half of 2004. Foreign stock markets did slightly better than the US market. The MSCI EAFE Index gained 4.56%. However, performance varied widely from market to market. Japanese stocks were strong. But emerging Asia markets, which had done well in 2003, pulled back in 2004. Some European markets registered solid gains, but Germany--Europe's largest market--slumped under the weight of mounting economic woes.

Although the bond market was essentially flat for the period, it experienced significant volatility. Early in the period, bonds gained as a weak job picture raised concerns about the sustainability of the economic recovery. However, when more than 1.2 million new jobs were added between March and June, the Federal Reserve Board signaled that it was prepared to put an end to the lowest short-term interest rates in four decades. Bond yields rose and prices fell in anticipation of the rate increase, which occurred on June 30. The Lehman Brothers Aggregate Bond Index returned 0.15% for the period. This index measures the performance of government, corporate, mortgage- and asset-backed fixed income securities. High-yield bonds were the strongest performing segment of the bond market. The Merrill Lynch US High Yield, Cash Pay Index gained 1.33% for the period.

ABOUT YOUR FUND'S PERFORMANCE

In the reports that follow your fund's managers will discuss the reasons for fund performance and the strategies that aided or hindered them during the six-month period ended June 30, 2004. As always, we encourage you to read the reports of the funds you own and to discuss them with your investment professional. We thank you for your business and look forward to helping you reach your financial goals.

Sincerely,


/s/ Thomas C. Theobald                            /s/ J. Kevin Connaughton

Thomas C. Theobald                                J. Kevin Connaughton
Chairman, Board of Trustees                       President, Columbia Funds

J. Kevin Connaughton was named president of Columbia Funds on February 27,
2004
                                                                May Lose Value
                                                      Not FDIC -----------------
                                                      Insured  No Bank Guarantee


Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.

PERFORMANCE AT A GLANCE
Liberty Variable Investment Trust

                                                                              AVERAGE ANNUAL TOTAL RETURN AS OF 6/30/04 (%)
                                                                               (CUMULATIVE)
                                                                    INCEPTION    6-MONTH    1-YEAR     5-YEAR     10-YEAR     LIFE
-----------------------------------------------------------------------------------------------------------------------------------
LIBERTY VARIABLE INVESTMENT TRUST
Colonial Small Cap Value Fund, Variable Series -- Class B(1)          6/1/00       9.07      38.01      14.22         --       9.15
Colonial Strategic Income Fund, Variable Series -- Class B(1)         6/1/00      -0.20       5.70       6.06         --       7.44
Columbia High Yield Fund, Variable Series -- Class B(1)              4/14/03       0.29       4.45       5.05         --       5.51
Columbia International Fund, Variable Series -- Class B(1)            6/1/00       2.37      25.46      -0.90       2.07         --
Columbia Real Estate Equity Fund, Variable Series -- Class B(1)      4/14/03       5.93      26.58      12.39         --       8.68
Liberty Equity Fund, Variable Series -- Class B(1)                   4/14/03       3.21      14.47      -3.49       9.14         --
Liberty Growth & Income Fund, Variable Series -- Class B(1)           6/1/00       4.10      15.57       0.47         --      11.36
Liberty S&P 500 Index Fund, Variable Series -- Class B               5/30/00       3.13      18.24         --         --      -3.98
Liberty Select Value Fund, Variable Series -- Class B                5/30/00       7.72      27.69         --         --       8.67
Newport Tiger Fund, Variable Series -- Class B(1)                     6/1/00      -4.72      27.90       0.88         --       1.23

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PROVIDED. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT YOUR INSURANCE COMPANY.


(1) Class B shares (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. If differences in expenses were reflected, the returns for the periods prior to the inception of the new class of shares would be lower.

TABLE OF CONTENTS
Liberty Variable Investment Trust

PORTFOLIO MANAGERS' DISCUSSIONS
   Colonial Small Cap Value Fund, Variable Series                     2
   Colonial Strategic Income Fund, Variable Series                   16
   Columbia High Yield Fund, Variable Series                         36
   Columbia International Fund, Variable Series                      50
   Columbia Real Estate Equity Fund, Variable Series                 64
   Liberty Equity Fund, Variable Series                              74
   Liberty Growth & Income Fund, Variable Series                     86
   Liberty S&P 500 Index Fund, Variable Series                       98
   Liberty Select Value Fund, Variable Series                       115
   Newport Tiger Fund, Variable Series                              126

FINANCIAL STATEMENTS
   Colonial Small Cap Value Fund, Variable Series                     4
   Colonial Strategic Income Fund, Variable Series                   18
   Columbia High Yield Fund, Variable Series                         38
   Columbia International Fund, Variable Series                      52
   Columbia Real Estate Equity Fund, Variable Series                 66
   Liberty Equity Fund, Variable Series                              76
   Liberty Growth & Income Fund, Variable Series                     88
   Liberty S&P 500 Index Fund, Variable Series                      100
   Liberty Select Value Fund, Variable Series                       117
   Newport Tiger Fund, Variable Series                              128

                Must be preceded or accompanied by a prospectus.
                    Columbia Funds Distributor, Inc. 08/2004

PORTFOLIO MANAGER'S DISCUSSION
Colonial Small Cap Value Fund, Variable Series / June 30, 2004

Colonial Small Cap Value Fund, Variable Series seeks long-term growth by investing primarily in smaller capitalization equities.

Stephen Barbaro has managed the fund since June 2002.

Although the economy improved and many companies continued to deliver strong earnings growth, the pace of the stock market's climb slowed in the first half of 2004. Worries about rising interest rates, the economy's ability to maintain steady progress and geopolitical tensions put a damper on returns. Small-cap stocks, however, continued to fare well and outperformed large-cap stocks. In this environment, the fund's return was largely in line with its benchmark, the S&P SmallCap 600/Barra Value Index.

STOCK SELECTION WAS THE KEY TO PERFORMANCE

We continued to focus on identifying companies with strong competitive and financial positions, good earnings growth prospects and reasonable stock valuations. This strategy enabled us to pick stocks that were winners in their sectors during the period. Stock selection in health care, industrials and financials was particularly helpful to performance.

STRONGEST GAINS CAME FROM HEALTH CARE AND INDUSTRIALS

The fund's modest investment in the health care sector produced outsized gains. Standouts included nursing homes and other non-hospital and specialty facilities companies, an oncology practice that was bought out at a premium during the period and a funeral home. The fund also owned a contact lens manufacturer that was a strong performer. Overall, we benefited from our decision to avoid biotechnology and more expensive pharmaceutical stocks which were weak performers during the period.

   The fund also benefited from its investment in industrial stocks, which rallied as the economy improved. The fund owned machinery and equipment, transportation, business services, construction and security services companies that produced very strong gains. Financials also boosted performance. We also avoided the sector's worst performers, including real estate investment trusts and thrifts which are sensitive to interest rates. Our decision to focus on banks, insurance and specialty financial companies, resulted in moderately positive returns. Telecommunications and energy stocks, although small positions in the portfolio, also aided performance.

TECHNOLOGY STOCKS MADE LITTLE HEADWAY

After strong gains in 2003, technology stocks were basically flat in the first half of 2004. The fund's sizable stake in this weaker-performing sector, as well as below-average returns from the stocks we owned, hindered performance. Although earnings growth at many companies remained strong, investors became concerned that stock prices had gotten ahead of expectations. Semiconductor and computer storage stocks were the biggest disappointments for the fund, but software, telecommunications equipment and information technology services investments also hurt its return.

   Elsewhere, the fund's stakes in the consumer discretionary and materials sectors posted positive absolute returns that were in line with the average for their sectors. In the consumer discretionary area, our investments included restaurants and retailers, as well as manufacturers of apparel, shoes, toys and leisure products. In the economically sensitive materials groups, we owned metals, paper and chemicals companies.

MORE VOLATILITY AHEAD

Caught in a tug of war between positive earnings growth and worries about rising interest rates, inflation, the progress of the economic recovery and global tensions, the market is likely to remain choppy for the remainder of the year. Regardless of market conditions, our focus will remain on reasonably valued small-cap stocks with strong balance sheets and good management. We plan to maintain an economically sensitive bias as long as these stocks do not become expensive relative to opportunities in other sectors.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence.

Investing in Colonial Small Cap Value Fund, Variable Series may present special risks, including greater volatility and price fluctuations because small-cap stocks are generally thinly traded and less liquid than stocks of larger companies.

Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the advisor's assessment of a company's prospects is wrong, the price of its stock may not approach the value the advisor has placed on it.

PERFORMANCE INFORMATION
Colonial Small Cap Value Fund, Variable Series / June 30, 2004

AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2004 (%)

                                         (CUMULATIVE)
                                           6-MONTH     1-YEAR    5-YEAR     LIFE
--------------------------------------------------------------------------------
Class B (6/1/00)                            9.07       38.01     14.22      9.15
S&P SmallCap 600/Barra Value Index(1)       9.71       36.00     11.28      8.46

Inception date of share class is in parentheses.

NET ASSET VALUE PER SHARE ($)       12/31/03    6/30/04
-------------------------------------------------------
Class B                               14.22      15.51

[CHART]

VALUE OF A $10,000 INVESTMENT, 5/19/98(2) - 6/30/04

Class B: $17,083

                                CLASS B SHARES            S&P SMALLCAP 600/BARRA VALUE INDEX
5/19/98                          $     10,000                      $     10,000
5/31/98                          $     10,020                      $     10,000
6/30/98                          $     10,050                      $      9,995
7/31/98                          $      9,120                      $      9,070
8/31/98                          $      7,201                      $      7,434
9/30/98                          $      7,461                      $      7,829
10/31/98                         $      7,881                      $      8,171
11/30/98                         $      8,401                      $      8,520
12/31/98                         $      8,675                      $      8,855
1/31/99                          $      8,464                      $      8,753
2/28/99                          $      7,626                      $      8,040
3/31/99                          $      7,525                      $      8,009
4/30/99                          $      8,030                      $      8,707
5/31/99                          $      8,354                      $      9,055
6/30/99                          $      8,788                      $      9,604
7/31/99                          $      8,778                      $      9,454
8/31/99                          $      8,324                      $      9,057
9/30/99                          $      8,273                      $      8,891
10/31/99                         $      8,313                      $      8,685
11/30/99                         $      8,545                      $      8,879
12/31/99                         $      9,226                      $      9,123
1/31/2000                        $      8,640                      $      8,656
2/29/2000                        $      9,216                      $      9,047
3/31/2000                        $      9,358                      $      9,381
4/30/2000                        $      9,459                      $      9,446
5/31/2000                        $      9,317                      $      9,292
6/30/2000                        $      9,692                      $      9,559
7/31/2000                        $      9,783                      $      9,747
8/31/2000                        $     10,582                      $     10,317
9/30/2000                        $     10,582                      $     10,296
10/31/2000                       $     10,633                      $     10,346
11/30/2000                       $      9,864                      $      9,662
12/31/2000                       $     10,969                      $     11,026
1/31/2001                        $     11,061                      $     11,899
2/28/2001                        $     10,743                      $     11,397
3/31/2001                        $     10,569                      $     10,923
4/30/2001                        $     11,346                      $     11,581
5/31/2001                        $     11,683                      $     11,877
6/30/2001                        $     11,765                      $     12,332
7/31/2001                        $     11,847                      $     12,216
8/31/2001                        $     11,613                      $     12,019
9/30/2001                        $     10,215                      $     10,298
10/31/2001                       $     10,460                      $     10,769
11/30/2001                       $     11,165                      $     11,630
12/31/2001                       $     11,978                      $     12,470
1/31/2002                        $     12,071                      $     12,703
2/28/2002                        $     12,310                      $     12,648
3/31/2002                        $     13,181                      $     13,747
4/30/2002                        $     13,410                      $     14,310
5/31/2002                        $     12,995                      $     13,767
6/30/2002                        $     12,591                      $     13,152
7/31/2002                        $     11,046                      $     11,013
8/31/2002                        $     11,295                      $     10,999
9/30/2002                        $     10,531                      $     10,190
10/31/2002                       $     10,749                      $     10,394
11/30/2002                       $     11,581                      $     10,956
12/31/2002                       $     11,243                      $     10,665
1/31/2003                        $     10,910                      $     10,225
2/28/2003                        $     10,352                      $      9,847
3/31/2003                        $     10,373                      $      9,816
4/30/2003                        $     11,190                      $     10,704
5/31/2003                        $     12,113                      $     11,702
6/30/2003                        $     12,382                      $     12,050
7/31/2003                        $     13,037                      $     12,639
8/31/2003                        $     13,617                      $     13,247
9/30/2003                        $     13,496                      $     12,812
10/31/2003                       $     14,583                      $     13,954
11/30/2003                       $     15,161                      $     14,530
12/31/2003                       $     15,667                      $     14,937
1/31/2004                        $     16,230                      $     15,294
2/29/2004                        $     16,483                      $     15,656
3/31/2004                        $     16,814                      $     15,930
4/30/2004                        $     16,120                      $     15,344
5/31/2004                        $     16,220                      $     15,536
6/30/2004                        $     17,083                      $     16,391

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PROVIDED. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT YOUR INSURANCE COMPANY.

Total return performance includes changes in share price and reinvestment of all distributions. The Standard & Poor's (S&P) SmallCap 600/Barra Value Index is an unmanaged index that tracks the performance of value stocks contained in the S&P SmallCap 600 Index, as determined by their low price to book ratios. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

Class B shares (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. If differences in expenses were reflected, the returns for the periods prior to the inception of the new class of shares would be lower.

(1)  Index performance for the life of the fund is from May 31, 1998.
(2)  Inception date of class A shares (oldest existing share class).

INVESTMENT PORTFOLIO
Colonial Small Cap Value Fund, Variable Series / June 30, 2004 (Unaudited)

                                                         SHARES             VALUE
                                                     ---------------   ---------------
COMMON STOCKS--99.3%
CONSUMER DISCRETIONARY--16.2%
AUTO COMPONENTS--1.1%
BorgWarner, Inc.                                              21,700   $       949,809
Modine Manufacturing Co.                                      16,050           511,192
Standard Motor Products, Inc.                                 36,700           540,591
                                                                       ---------------
                                                                             2,001,592
                                                                       ---------------
DISTRIBUTORS--0.1%
Brightpoint, Inc. (a)                                         10,600           145,750
                                                                       ---------------
HOTELS, RESTAURANTS & LEISURE--4.0%
Bally Total Fitness Holding Corp. (a)                         67,400           337,000
Bob Evans Farms, Inc.                                         19,990           547,326
Buca, Inc. (a)                                                75,400           401,882
Dave & Buster's, Inc. (a)                                     42,800           804,212
Landry's Restaurants, Inc.                                    35,250         1,053,622
Lone Star Steakhouse & Saloon                                 47,050         1,279,290
Marcus Corp.                                                  44,100           760,725
Prime Hospitality Corp. (a)                                   58,120           617,234
Scientific Games Corp., Class A (a)                           63,700         1,219,218
                                                                       ---------------
                                                                             7,020,509
                                                                       ---------------
HOUSEHOLD DURABLES--1.4%
American Greetings Corp. (a)                                  26,300           609,634
CSS Industries, Inc.                                          22,000           770,880
Kimball International, Inc., Class B                          47,200           696,200
Russ Berrie & Co., Inc.                                       15,000           291,450
                                                                       ---------------
                                                                             2,368,164
                                                                       ---------------
LEISURE EQUIPMENT & PRODUCTS--1.3%
Action Performance Companies, Inc.                            53,000           798,710
Jakks Pacific, Inc. (a)                                       45,150           938,668
M&F Worldwide Corp. (a)                                       36,600           501,420
Travis Boats & Motors, Inc. (a)                               18,536            13,902
                                                                       ---------------
                                                                             2,252,700
                                                                       ---------------
MEDIA--2.8%
4Kids Entertainment, Inc. (a)                                 41,800           999,856
Alliance Atlantis Communications, Inc. (a)                    53,800           989,974
Catalina Marketing Corp. (a)                                  31,600           577,964
Journal Communications, Inc., Class A                         28,100           529,123
Liberty Corp.                                                 20,100           943,695
Media General, Inc.                                           12,400           796,328
                                                                       ---------------
                                                                             4,836,940
                                                                       ---------------
MULTILINE RETAIL--0.5%
BJ's Wholesale Club, Inc. (a)                                 19,000           475,000
ShopKo Stores, Inc. (a)                                       31,550           446,117
                                                                       ---------------
                                                                               921,117
                                                                       ---------------
SPECIALTY RETAIL--2.8%
Building Material Holding Corp.                               21,100   $       399,423
Compucom Systems, Inc. (a)                                    97,500           442,650
GameStop Corp., Class A (a)                                   41,300           628,586
Goody's Family Clothing, Inc.                                 60,800           630,496
Monro Muffler, Inc. (a)                                       46,175         1,120,206
Movie Gallery, Inc.                                           15,000           293,250
Rent-Way, Inc. (a)                                            50,400           453,600
TBC Corp. (a)                                                 13,350           317,730
United Rentals, Inc. (a)                                      34,300           613,627
                                                                       ---------------
                                                                             4,899,568
                                                                       ---------------
TEXTILES, APPAREL & LUXURY GOODS--2.2%
Culp, Inc. (a)                                                 5,400            42,012
Delta Apparel, Inc.                                           14,150           344,552
Hampshire Group Ltd. (a)                                      24,500           710,255
Kellwood Co.                                                  31,550         1,374,002
Russell Corp.                                                 34,700           623,212
Stride Rite Corp.                                             43,400           478,702
Tandy Brands Accessories, Inc.                                15,000           202,500
                                                                       ---------------
                                                                             3,775,235
                                                                       ---------------

CONSUMER STAPLES--2.2%
FOOD & STAPLES RETAILING--0.2%
Winn-Dixie Stores, Inc.                                       49,200           354,240
                                                                       ---------------
FOOD PRODUCTS--1.8%
Central Garden and Pet Co. (a)                                19,400           693,938
Corn Products International, Inc.                             34,800         1,619,940
John B. Sanfilippo & Son, Inc. (a)                            11,000           293,920
Omega Protein Corp. (a)                                       49,000           475,300
                                                                       ---------------
                                                                             3,083,098
                                                                       ---------------
TOBACCO--0.2%
Schweitzer-Mauduit International, Inc.                        11,100           339,993
                                                                       ---------------

ENERGY--5.6%
ENERGY EQUIPMENT & SERVICES--1.8%
Cimarex Energy Co. (a)                                        13,700           414,151
Lufkin Industries, Inc.                                       28,150           900,237
Universal Compression Holdings, Inc. (a)                      24,650           756,262
Willbros Group, Inc. (a)                                      75,340         1,135,374
                                                                       ---------------
                                                                             3,206,024
                                                                       ---------------
OIL & GAS--3.8%
Atlas America, Inc. (a)                                        8,900           178,089
Carrizo Oil & Gas, Inc. (a)                                   77,500           791,275
Energy Partners Ltd. (a)                                      41,700           638,010

                       See Notes to Investment Portfolio.

                                                         SHARES             VALUE
                                                     ---------------   ---------------
Harvest Natural Resources, Inc. (a)                           61,450   $       916,220
Magnum Hunter Resources, Inc. (a)                             68,800           714,144
Range Resources Corp.                                         42,600           621,960
Stone Energy Corp. (a)                                        24,500         1,119,160
Western Gas Resources, Inc.                                   35,500         1,153,040
Whiting Petroleum Corp. (a)                                   18,800           472,820
                                                                       ---------------
                                                                             6,604,718
                                                                       ---------------

FINANCIALS--24.9%
CAPITAL MARKETS--0.2%
LaBranche & Co., Inc.                                         40,200           338,484
                                                                       ---------------
COMMERCIAL BANKS--11.2%
BancFirst Corp.                                                4,200           250,950
BancorpSouth, Inc.                                            32,500           732,225
BancTrust Financial Group, Inc.                               22,400           392,448
Bank of Granite Corp.                                         31,500           658,665
Bryn Mawr Bank Corp.                                          38,800           882,700
Capitol Bancorp Ltd.                                          33,200           863,532
Chemical Financial Corp.                                      31,167         1,149,751
Chittenden Corp.                                              35,600         1,251,340
Columbia Banking System, Inc.                                 20,100           446,220
Community Trust Bancorp, Inc.                                 19,184           585,112
Corus Bankshares, Inc.                                        29,100         1,196,301
First Citizens BancShares, Inc.                                4,600           561,200
First Financial Bankshares, Inc.                              15,975           669,832
Greater Bay Bancorp                                           25,500           736,950
Hancock Holding Co.                                           14,700           427,182
ITLA Capital Corp. (a)                                           900            36,513
MainSource Financial Group, Inc.                               7,067           143,460
MASSBANK Corp.                                                11,100           384,171
Merchants Bancshares, Inc.                                    25,400           666,750
Mid-State Bancshares                                          44,850         1,054,424
Northrim BanCorp., Inc.                                       23,300           471,359
Omega Financial Corp.                                          5,100           175,593
Riggs National Corp.                                          49,680         1,049,242
Sterling Bancshares, Inc.                                     71,700         1,017,423
S.Y. Bancorp, Inc.                                             4,700           110,027
Trico Bancshares                                              63,800         1,205,820
UMB Financial Corp.                                           17,500           903,350
Whitney Holding Corp.                                         18,500           826,395
Wintrust Financial Corp.                                      13,000           656,630
                                                                       ---------------
                                                                            19,505,565
                                                                       ---------------
CONSUMER FINANCE--0.8%
Cash America International, Inc.                              58,740         1,351,020
                                                                       ---------------
DIVERSIFIED FINANCIAL SERVICES--1.3%
Metris Companies, Inc. (a)                                    95,800           832,502
MFC Bancorp Ltd. (a)                                          77,100         1,433,289
                                                                       ---------------
                                                                             2,265,791
                                                                       ---------------
INSURANCE--5.1%
AmerUs Group Co.                                              13,300   $       550,620
CNA Surety Corp. (a)                                          49,200           538,740
Commerce Group, Inc.                                          15,900           784,983
Delphi Financial Group                                        28,286         1,258,727
Harleysville Group, Inc.                                      38,700           729,495
Horace Mann Educators Corp.                                   37,900           662,492
Kansas City Life Insurance Co.                                 3,600           151,524
Navigators Group, Inc. (a)                                    15,700           453,573
Phoenix Companies, Inc.                                       79,850           978,163
ProCentury Corp. (a)                                          53,300           518,609
Quanta Capital Holdings Ltd.                                  60,000           644,400
RLI Corp.                                                     23,400           854,100
UICI (a)                                                      10,500           250,005
United National Group Ltd. (a)                                14,100           213,051
Universal American Financial
   Corp. (a)                                                  32,500           356,850
                                                                       ---------------
                                                                             8,945,332
                                                                       ---------------
REAL ESTATE--6.3%
American Financial Realty Trust,
   REIT                                                       37,100           530,159
Alexandria Real Estate Equity,
   REIT                                                       16,200           919,836
Boykin Lodging Co., REIT (a)                                  64,000           489,600
Brandywine Realty Trust, REIT                                 23,900           649,841
EastGroup Properties, Inc.,
   REIT                                                       27,950           941,076
Equity One, Inc., REIT                                        37,700           681,616
First Potomac Realty Trust,
   REIT                                                       33,100           634,527
Getty Realty Corp.                                            25,250           635,290
Gladstone Commercial Corp.                                    30,000           495,000
Mid-America Apartment
   Communities, Inc., REIT                                    28,850         1,093,127
Nationwide Health Properties,
   Inc., REIT                                                 48,050           908,145
PS Business Parks, Inc., REIT                                 34,100         1,372,184
Tanger Factory Outlet Centers,
   Inc., REIT                                                 16,800           656,880
Universal Health Realty Income
   Trust, REIT                                                16,800           482,160
Urstadt Biddle Properties, REIT                               36,800           545,008
                                                                       ---------------
                                                                            11,034,449
                                                                       ---------------

HEALTH CARE--5.2%
HEALTH CARE EQUIPMENT & SUPPLIES--0.7%
Ocular Sciences, Inc. (a)                                     22,300           847,400
Sola International, Inc. (a)                                  20,100           346,323
                                                                       ---------------
                                                                             1,193,723
                                                                       ---------------
HEALTH CARE PROVIDERS & SERVICES--4.5%
Capital Senior Living Corp. (a)                               17,200            82,732
Chronimed, Inc. (a)                                           50,400           410,760

                       See Notes to Investment Portfolio.

                                                         SHARES             VALUE
                                                     ---------------   ---------------
Cross Country Healthcare,
   Inc. (a)                                                   36,300   $       658,845
Genesis HealthCare Corp. (a)                                  19,700           572,088
Hooper Holmes, Inc.                                           65,800           377,692
Kindred Healthcare, Inc. (a)                                  42,300         1,114,605
MAXIMUS, Inc. (a)                                             13,300           471,618
Orthodontic Centers of America,
   Inc. (a)                                                   74,300           608,517
Parexel International Corp. (a)                               46,500           920,700
Pediatrix Medical Group,
   Inc. (a)                                                   18,300         1,278,255
Province Healthcare Co. (a)                                   25,400           435,610
Stewart Enterprises, Inc. (a)                                118,700           966,218
                                                                       ---------------
                                                                             7,897,640
                                                                       ---------------

INDUSTRIALS--21.1%
AEROSPACE & DEFENSE--2.2%
AAR Corp. (a)                                                 53,123           602,946
Armor Holdings, Inc. (a)                                      10,100           343,400
Herley Industries, Inc. (a)                                   26,800           523,672
Kaman Corp.                                                   44,600           623,954
Ladish Co., Inc. (a)                                          56,450           479,825
Precision Castparts Corp.                                     21,700         1,186,773
                                                                       ---------------
                                                                             3,760,570
                                                                       ---------------
AIR FREIGHT & LOGISTICS--0.9%
HUB Group, Inc., Class A (a)                                  27,003           920,802
Ryder System, Inc.                                            17,100           685,197
                                                                       ---------------
                                                                             1,605,999
                                                                       ---------------
AIRLINES--0.6%
Atlantic Coast Airlines Holdings,
   Inc. (a)                                                   32,900           188,846
MAIR Holdings, Inc. (a)                                       26,350           215,016
Skywest, Inc.                                                 39,900           694,659
                                                                       ---------------
                                                                             1,098,521
                                                                       ---------------
BUILDING PRODUCTS--2.1%
Hughes Supply, Inc.                                           19,611         1,155,676
Jacuzzi Brands, Inc. (a)                                      42,000           338,520
NCI Building Systems, Inc. (a)                                28,900           940,695
Watsco, Inc.                                                  43,850         1,230,870
                                                                       ---------------
                                                                             3,665,761
                                                                       ---------------
COMMERCIAL SERVICES & SUPPLIES--6.4%
ABM Industries, Inc.                                          31,600           615,252
ActivCard Corp. (a)                                           61,400           445,764
Angelica Corp.                                                20,500           514,755
Casella Waste Systems, Inc. (a)                               80,500         1,058,575
Century Business Services,
   Inc. (a)                                                   50,474           220,067
Consolidated Graphics, Inc. (a)                               37,250         1,640,862
Danka Business Systems,
   ADR (a)                                                    52,700           238,204
Electro Rent Corp. (a)                                        16,450           172,232
First Consulting Group, Inc. (a)                              13,427            74,117
Healthcare Services Group, Inc.                               47,600           728,280
Imagistics International, Inc. (a)                            41,250         1,460,250
Lightbridge, Inc. (a)                                         59,400   $       332,640
MPS Group, Inc. (a)                                          138,600         1,679,832
NCO Group, Inc. (a)                                           25,400           677,926
SourceCorp (a)                                                25,400           699,008
Teletech Holdings, Inc. (a)                                   59,200           519,184
                                                                       ---------------
                                                                            11,076,948
                                                                       ---------------
CONSTRUCTION & ENGINEERING--1.3%
Comfort Systems USA, Inc. (a)                                 84,850           542,192
EMCOR Group, Inc. (a)                                         12,700           558,546
MasTec, Inc. (a)                                              15,200            82,536
Quanta Services, Inc. (a)                                     25,600           159,232
Washington Group International,
   Inc. (a)                                                   23,800           854,182
                                                                       ---------------
                                                                             2,196,688
                                                                       ---------------
ELECTRICAL EQUIPMENT--1.9%
C&D Technologies, Inc.                                        36,400           649,012
Genlyte Group, Inc. (a)                                       14,200           892,896
Powell Industries, Inc. (a)                                    4,300            73,444
Tecumseh Products Co.                                         17,200           708,468
Woodward Governor Co.                                         14,000         1,009,540
                                                                       ---------------
                                                                             3,333,360
                                                                       ---------------
MACHINERY--4.4%
Alamo Group, Inc.                                             17,800           283,020
Briggs & Stratton                                             13,400         1,183,890
EnPro Industries, Inc. (a)                                    38,400           882,432
Esterline Technologies Corp. (a)                              36,700         1,083,751
Harsco Corp.                                                  28,400         1,334,800
Kadant, Inc. (a)                                              37,000           855,810
Robbins & Myers, Inc.                                         34,287           769,743
Stewart & Stevenson Services,
   Inc.                                                       52,200           935,424
UNOVA, Inc. (a)                                               20,700           419,175
                                                                       ---------------
                                                                             7,748,045
                                                                       ---------------
ROAD & RAIL--1.3%
Covenant Transport, Inc. (a)                                  28,750           491,338
Dollar Thrifty Automotive Group,
   Inc. (a)                                                   25,200           691,488
US Xpress Enterprises, Inc. (a)                               17,200           270,556
Werner Enterprises, Inc.                                      42,200           890,420
                                                                       ---------------
                                                                             2,343,802
                                                                       ---------------

INFORMATION TECHNOLOGY--11.1%
COMMUNICATIONS EQUIPMENT--1.4%
Anaren, Inc. (a)                                              50,500           825,170
Black Box Corp.                                               15,400           727,804
Cable Design Technologies
   Corp. (a)                                                  48,400           513,040
Tollgrade Communications,
   Inc. (a)                                                   38,650           410,463
                                                                       ---------------
                                                                             2,476,477
                                                                       ---------------
COMPUTERS & PERIPHERALS--1.7%
Advanced Digital Information
   Corp. (a)                                                  11,400           110,580
Electronics for Imaging, Inc. (a)                             26,100           737,586

                       See Notes to Investment Portfolio.

                                                         SHARES             VALUE
                                                     ---------------   ---------------
Hutchinson Technology, Inc. (a)                               22,200   $       545,898
Hypercom Corp. (a)                                            72,200           610,090
Imation Corp.                                                  6,900           294,009
Innovex, Inc. (a)                                             48,000           219,360
Intergraph Corp. (a)                                          14,866           384,435
                                                                       ---------------
                                                                             2,901,958
                                                                       ---------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--3.6%
Analogic Corp.                                                17,200           729,796
Anixter International, Inc. (a)                               15,650           532,569
Benchmark Electronics, Inc. (a)                               20,500           596,550
Checkpoint Systems, Inc. (a)                                  38,700           693,891
Exar Corp. (a)                                                39,200           574,672
Identix, Inc. (a)                                             75,200           561,744
MTS Systems Corp.                                             27,850           653,082
NU Horizons Electronics
   Corp. (a)                                                  64,000           576,000
OSI Systems, Inc. (a)                                         25,400           506,222
Planar Systems, Inc. (a)                                      29,800           399,022
Vishay Intertechnology, Inc. (a)                              24,200           449,636
                                                                       ---------------
                                                                             6,273,184
                                                                       ---------------
INTERNET SOFTWARE & SERVICES--0.5%
Keynote Systems, Inc. (a)                                     48,600           668,250
Modem Media, Inc. (a)                                         45,500           239,330
                                                                       ---------------
                                                                               907,580
                                                                       ---------------
IT SERVICES--1.2%
Acxiom Corp.                                                  37,300           926,159
Agilysys, Inc.                                                31,050           428,179
Computer Horizons Corp. (a)                                   70,500           281,295
Inforte Corp. (a)                                             48,400           488,792
                                                                       ---------------
                                                                             2,124,425
                                                                       ---------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--0.3%
Pericom Semiconductor
   Corp. (a)                                                  39,000           417,690
                                                                       ---------------
SOFTWARE--2.4%
Captaris, Inc. (a)                                            98,300           635,018
Internet Security Systems,
   Inc. (a)                                                   36,200           555,308
Lawson Software, Inc. (a)                                     48,200           341,256
MSC.Software Corp. (a)                                        62,700           561,165
PLATO Learning, Inc. (a)                                      81,262           805,306
SeaChange International,
   Inc. (a)                                                   41,200           695,456
Sybase, Inc. (a)                                              29,700           534,600
                                                                       ---------------
                                                                             4,128,109
                                                                       ---------------

MATERIALS--8.6%
CHEMICALS--3.0%
Cytec Industries, Inc.                                        18,900           859,005
HB Fuller Co.                                                 22,000           624,800
Lubrizol Corp.                                                27,500         1,007,050
Minerals Technologies, Inc.                                   14,300           829,400
Schulman (A.), Inc.                                           28,850           619,986
Sensient Technologies Corp.                                   28,500           612,180
Stepan Co.                                                    24,000           627,600
                                                                       ---------------
                                                                             5,180,021
                                                                       ---------------
CONSTRUCTION MATERIALS--1.0%
AMCOL International Corp.                                     26,100   $       494,595
Eagle Materials, Inc.                                         18,400         1,306,768
                                                                       ---------------
                                                                             1,801,363
                                                                       ---------------
CONTAINERS & PACKAGING--1.1%
Aptargroup, Inc.                                              16,800           733,992
Greif, Inc., Class A                                          27,950         1,180,887
                                                                       ---------------
                                                                             1,914,879
                                                                       ---------------
METALS & MINING--2.8%
Carpenter Technology Corp.                                    39,900         1,358,595
Metal Management, Inc. (a)                                    47,700           944,937
Peabody Energy Corp.                                          16,250           909,838
RTI International Metals,
   Inc. (a)                                                   49,950           796,702
Steel Technologies, Inc.                                      40,500           894,240
                                                                       ---------------
                                                                             4,904,312
                                                                       ---------------
PAPER & FOREST PRODUCTS--0.7%
Glatfelter                                                    35,500           499,840
Mercer International, Inc. (a)                                65,500           640,590
                                                                       ---------------
                                                                             1,140,430
                                                                       ---------------

TELECOMMUNICATION SERVICES--0.7%
DIVERSIFIED TELECOMMUNICATION SERVICES--0.4%
North Pittsburgh Systems, Inc.                                29,800           597,490
                                                                       ---------------
WIRELESS TELECOMMUNICATION SERVICES--0.3%
Price Communications Corp. (a)                                38,275           564,939
                                                                       ---------------

UTILITIES--3.7%
ELECTRIC UTILITIES--3.0%
Central Vermont Public Service
   Corp.                                                      41,800           856,482
CH Energy Group, Inc.                                         28,100         1,304,964
El Paso Electric Co. (a)                                      47,300           730,312
Maine & Maritimes Corp.                                        9,300           297,600
MGE Energy, Inc.                                              16,600           541,658
Otter Tail Corp.                                              24,000           644,640
Puget Energy, Inc.                                            40,900           896,119
                                                                       ---------------
                                                                             5,271,775
                                                                       ---------------
GAS UTILITIES--0.7%
Cascade Natural Gas Corp.                                     18,100           399,467
Northwest Natural Gas Co.                                     13,700           417,850
WGL Holdings, Inc.                                            14,500           416,440
                                                                       ---------------
                                                                             1,233,757
                                                                       ---------------
TOTAL COMMON STOCKS
   (cost of $158,643,487)                                                  173,009,735
                                                                       ---------------

                       See Notes to Investment Portfolio.

                                                           PAR              VALUE
                                                     ---------------   ---------------
SHORT-TERM OBLIGATION--2.2%
Repurchase agreement with State
   Street Bank & Trust Co.,
   dated 06/30/04, due 07/01/04
   at 1.170%, collateralized by a
   U.S. Treasury Bond maturing
   08/15/22, market value $3,947,325
   (repurchase proceeds $3,865,126)
   (cost of $3,865,000)                              $     3,865,000   $     3,865,000
                                                                       ---------------
TOTAL INVESTMENTS--101.5%
   (cost of $162,508,487) (b)                                              176,874,735
                                                                       ---------------
OTHER ASSETS & LIABILITIES, NET--(1.5)%                                     (2,630,150)
                                                                       ---------------
NET ASSETS--100.0%                                                     $   174,244,585
                                                                       ===============

NOTES TO INVESTMENT PORTFOLIO:

(a)  Non-income producing security.
(b) Cost for both financial statement and federal income tax purposes is the same.

                  ACRONYM              NAME
                  -------              ----
                   ADR       American Depositary Receipt
                   REIT      Real Estate Investment Trust

                       See Notes to Financial Statements.

STATEMENT OF ASSETS & LIABILITIES
Colonial Small Cap Value Fund, Variable Series / June 30, 2004 (Unaudited)

ASSETS:
Investments, at cost                                             $   162,508,487
                                                                 ---------------
Investments, at value                                            $   176,874,735
Cash                                                                       2,214
Receivable for:
   Investments sold                                                    2,178,649
   Fund shares sold                                                      932,075
   Interest                                                                  126
   Dividends                                                             146,081
Expense reimbursement due from Distributor                                14,978
Deferred Trustees' compensation plan                                       4,076
Other assets                                                              51,242
                                                                 ---------------
     TOTAL ASSETS                                                    180,204,176
                                                                 ---------------
LIABILITIES:
Payable for:
   Investments purchased                                               5,730,442
   Fund shares repurchased                                                66,707
   Investment advisory fee                                               104,654
   Transfer agent fee                                                        604
   Pricing and bookkeeping fees                                            4,982
   Audit fee                                                              17,865
   Distribution fee--Class B                                              30,261
Deferred Trustees' fees                                                    4,076
                                                                 ---------------
     TOTAL LIABILITIES                                                 5,959,591
                                                                 ---------------
NET ASSETS                                                       $   174,244,585
                                                                 ===============
COMPOSITION OF NET ASSETS:
Paid-in capital                                                  $   154,159,955
Undistributed net investment income                                      362,487
Accumulated net realized gain                                          5,355,895
Net unrealized appreciation on investments                            14,366,248
                                                                 ---------------
NET ASSETS                                                       $   174,244,585
                                                                 ===============
CLASS A:
Net assets                                                       $    12,406,016
Shares outstanding                                                       798,380
                                                                 ===============
Net asset value per share                                        $         15.54
                                                                 ===============
CLASS B:
Net assets                                                       $   161,838,569
Shares outstanding                                                    10,432,492
                                                                 ===============
Net asset value per share                                        $         15.51
                                                                 ===============

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
Colonial Small Cap Value Fund, Variable Series
For the Six Months Ended June 30, 2004 (Unaudited)

INVESTMENT INCOME:
Dividends                                                        $       947,192
Interest                                                                  14,592
                                                                 ---------------
     Total Investment Income (net of foreign taxes
        withheld of $26)                                                 961,784
                                                                 ---------------
EXPENSES:
Investment advisory fee                                                  463,676
Distribution fee--Class B                                                130,498
Transfer agent fee                                                         3,730
Pricing and bookkeeping fees                                              21,270
Trustees' fees                                                             2,852
Custody fee                                                               18,096
Audit fee                                                                 14,724
Non-recurring costs (See Note 6)                                           5,980
Other expenses                                                             8,693
                                                                 ---------------
     Total Expenses                                                      669,519
Fees reimbursed by Distributor--Class B                                  (37,333)
Non-recurring costs assumed by Investment Advisor (See Note 6)            (5,980)
Custody earnings credit                                                     (161)
                                                                 ---------------
     Net Expenses                                                        626,045
                                                                 ---------------
Net Investment Income                                                    335,739
                                                                 ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY:
Net realized gain on:
   Investments                                                         4,057,956
   Foreign currency transactions                                              10
                                                                 ---------------
     Net realized gain                                                 4,057,966
                                                                 ---------------
Net change in unrealized appreciation/depreciation
  on investments                                                       5,485,798
                                                                 ---------------
Net Gain                                                               9,543,764
                                                                 ---------------
Net Increase in Net Assets from Operations                       $     9,879,503
                                                                 ===============

                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Colonial Small Cap Value Fund, Variable Series

                                                                                     (UNAUDITED)
                                                                                     SIX MONTHS           YEAR
                                                                                        ENDED             ENDED
                                                                                       JUNE 30,       DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                                      2004              2003
----------------------------------                                                 ---------------   ---------------
OPERATIONS:
Net investment income                                                              $       335,739   $       168,931
Net realized gain on investments and foreign currency transactions                       4,057,966         2,017,004
Net change in unrealized appreciation/depreciation on investments and foreign
   currency translations                                                                 5,485,798         9,341,998
                                                                                   ---------------   ---------------
        Net Increase from Operations                                                     9,879,503        11,527,933
                                                                                   ---------------   ---------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
   Class A                                                                                      --           (22,479)
   Class B                                                                                      --          (119,531)
From net realized gains:
   Class A                                                                                      --          (238,640)
   Class B                                                                                      --          (908,385)
                                                                                   ---------------   ---------------
        Total Distributions Declared to Shareholders                                            --        (1,289,035)
                                                                                   ---------------   ---------------
SHARE TRANSACTIONS:
Class A:
   Subscriptions                                                                         2,012,258         2,010,453
   Distributions reinvested                                                                     --           259,626
   Redemptions                                                                          (1,348,478)       (2,180,602)
                                                                                   ---------------   ---------------
        Net Increase                                                                       663,780            89,477
                                                                                   ---------------   ---------------
Class B:
   Subscriptions                                                                        96,122,695        40,839,812
   Distributions reinvested                                                                     --         1,029,409
   Redemptions                                                                          (1,889,526)       (2,701,725)
                                                                                   ---------------   ---------------
        Net Increase                                                                    94,233,169        39,167,496
                                                                                   ---------------   ---------------
Net Increase from Share Transactions                                                    94,896,949        39,256,973
                                                                                   ---------------   ---------------
Total Increase in Net Assets                                                           104,776,452        49,495,871
NET ASSETS:
Beginning of period                                                                     69,468,133        19,972,262
                                                                                   ---------------   ---------------
End of period (including undistributed net investment income of $362,487 and
   $26,748, respectively)                                                          $   174,244,585   $    69,468,133
                                                                                   ===============   ===============
CHANGES IN SHARES:
Class A:
   Subscriptions                                                                           134,501           173,870
   Issued for distributions reinvested                                                          --            19,197
   Redemptions                                                                             (90,594)         (191,845)
                                                                                   ---------------   ---------------
        Net Increase                                                                        43,907             1,222
                                                                                   ---------------   ---------------
Class B:
   Subscriptions                                                                         6,431,815         3,132,027
   Issued for distributions reinvested                                                          --            74,615
   Redemptions                                                                            (128,701)         (230,723)
                                                                                   ---------------   ---------------
        Net Increase                                                                     6,303,114         2,975,919
                                                                                   ---------------   ---------------

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Colonial Small Cap Value Fund, Variable Series / June 30, 2004 (Unaudited)

NOTE 1. ORGANIZATION

Colonial Small Cap Value Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   INVESTMENT GOAL--The Fund seeks long-term growth by investing primarily in smaller capitalization stocks of U.S. companies.

   FUND SHARES--The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

   USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION--Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

   SECURITY TRANSACTIONS--Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   REPURCHASE AGREEMENTS--The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

   INCOME RECOGNITION--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of non-reclaimable tax withholdings.

   FOREIGN CURRENCY TRANSACTIONS--The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

   DETERMINATION OF CLASS NET ASSET VALUES--All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

   FEDERAL INCOME TAX STATUS--The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

   DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on ex-date. Dividends from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

NOTE 3. FEDERAL TAX INFORMATION

The tax character of distributions paid during the year ended December 31, 2003 was as follows:

Distributions paid from:
     Ordinary income*                         $  977,202
     Long-term capital gains                     311,833

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at June 30, 2004, based on cost of investments for federal income tax purposes was:

     Unrealized appreciation             $  19,032,730
     Unrealized depreciation                (4,666,482)
                                         -------------
       Net unrealized appreciation       $  14,366,248
                                         =============

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Fund. Prior to April 1, 2004, Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston, including the Fund's investment advisor, transfer agent and distributor, was acquired by Bank of America Corporation ("BOA"). The acquisition did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

   INVESTMENT ADVISORY FEE--Columbia provides administrative and other services to the Fund in addition to investment advisory services. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets as follows:

AVERAGE DAILY NET ASSETS                  ANNUAL FEE RATE
------------------------                  ---------------
First $500 million                             0.80%
Next $500 million                              0.75%
Over $1 billion                                0.70%

   PRICING AND BOOKKEEPING FEES--Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees received to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund. For the six months ended June 30, 2004, the Fund's annualized effective pricing and bookkeeping fee rate was 0.037%.

   TRANSFER AGENT FEE--Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund. For such services, the Transfer Agent receives a monthly fee, at the annual rate of $7,500.

For the six months ended June 30, 2004, the Fund's annualized effective transfer agent fee rate was 0.01%.

   DISTRIBUTION FEES--Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. The Fund has adopted a 12b-1 plan which requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

   FEE WAIVERS--Columbia and the Distributor have voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) would not exceed 1.10% annually of the Fund's average daily net assets. The Distributor will first reimburse the Class B distribution fee up to 0.25% annually to reach the 1.10% limit on Class B expenses. If additional reimbursement is needed to meet the limit for each class, Columbia will then reimburse other expenses to the extent necessary. If additional reimbursement is still needed in order to reach the expense limit, Columbia will then waive a portion of its investment advisory fee to the extent necessary. Columbia or the Distributor, at their discretion, may revise or discontinue this arrangement any time.

   CUSTODY CREDITS--The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

   FEES PAID TO OFFICERS AND TRUSTEES--The Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

   OTHER--Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the six months ended June 30, 2004, the Fund paid $672 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $118,942,257 and $23,176,481, respectively.

NOTE 6. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

   INDUSTRY FOCUS--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

   LEGAL PROCEEDINGS--Columbia, the Distributor, and certain of their affiliates (collectively, "The Columbia Group") have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds, as well as other industry wide issues. The Columbia Group has not uncovered any instances where Columbia or the Distributor were knowingly involved in late trading of mutual fund shares.

On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against Columbia and the Distributor, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against Columbia and the Distributor alleging that Columbia and the Distributor had violated certain New York anti-fraud statutes. If either Columbia or the Distributor is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor or distributor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could prevent Columbia, the Distributor or any company that is an affiliated person of Columbia and the Distributor from serving as an investment advisor or distributor for any registered investment company, including your fund. Your fund has been informed by Columbia and the Distributor that, if these results occur, they will seek exemptive relief from the SEC to permit them to continue to serve as your fund's investment advisor and distributor. There is no assurance that such exemptive relief will be granted. On March 15, 2004, Columbia and the Distributor entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, Columbia and the Distributor agreed, among other things, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring Columbia and the Distributor to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review Columbia's and the Distributor's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, the Columbia Group has agreed to reduce mutual fund fees by $80 million over a five-year period.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or FleetBoston (and affiliated entities). These suits and certain regulatory investigations are ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

For the six months ended June 30, 2004, Columbia has assumed $5,980 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

FINANCIAL HIGHLIGHTS
Colonial Small Cap Value Fund, Variable Series--Class B Shares

Selected data for a share outstanding throughout each period is as follows:

                                                    (UNAUDITED)
                                                    SIX MONTHS                                                      PERIOD
                                                       ENDED                    YEAR ENDED DECEMBER 31,              ENDED
                                                     JUNE 30,        ------------------------------------------   DECEMBER 31,
                                                       2004              2003           2002           2001         2000 (a)
                                                   ------------      ------------   ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD               $      14.22      $      10.47   $      11.55   $      10.73   $       9.21
                                                   ------------      ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                                  0.04              0.07           0.02           0.02           0.06
Net realized and unrealized gain (loss) on
   investments and foreign currency                        1.25              4.03          (0.73)          0.97           1.57
                                                   ------------      ------------   ------------   ------------   ------------
     Total from Investment Operations                      1.29              4.10          (0.71)          0.99           1.63
                                                   ------------      ------------   ------------   ------------   ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                   --             (0.03)         (0.01)         (0.02)         (0.05)
From net realized gains                                      --             (0.32)         (0.36)         (0.15)         (0.06)
                                                   ------------      ------------   ------------   ------------   ------------
     Total Distributions Declared to
       Shareholders                                          --             (0.35)         (0.37)         (0.17)         (0.11)
                                                   ------------      ------------   ------------   ------------   ------------
NET ASSET VALUE, END OF PERIOD                     $      15.51      $      14.22   $      10.47   $      11.55   $      10.73
                                                   ============      ============   ============   ============   ============
Total return (c)(d)(e)                                     9.07%(f)         39.34%         (6.14)%         9.20%         17.72%(f)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (g)                                               1.10%(h)          1.10%          1.10%          1.10%          1.10%(h)
Net investment income (g)                                  0.57%(h)          0.54%          0.18%          0.22%          1.01%(h)
Waiver/reimbursement                                       0.07%(h)          0.36%          0.29%          0.47%          1.07%(h)
Portfolio turnover rate                                      20%(f)            55%           125%            56%            54%
Net assets, end of period (000's)                  $    161,839      $     58,730   $     12,080   $      9,020   $      3,469

(a) For the period from commencement of operations on April 14, 2003 to December 31, 2003.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Total return at net asset value assuming all distributions reinvested.
(d) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(f)  Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.

PORTFOLIO MANAGER'S DISCUSSION
Colonial Strategic Income Fund, Variable Series / June 30, 2004

Colonial Strategic Income Fund, Variable Series seeks current income consistent with prudent risk and maximum total return.

Laura A. Ostrander is the fund's portfolio manager and has managed or co-managed the fund since September 2000.

Although the fund made no gain during this six-month reporting period, there was considerable return differential within the subsectors of the fund. High-yield corporate bonds were the best performing category, continuing a trend that has been in place since late 2002. Although the yield advantage of corporate versus Treasury bonds diminished considerably during the period, corporate bonds were still able to outperform because the economic recovery has created a much more favorable environment for many low-quality issuers. High-yield bonds as a group returned approximately 2.3% during the first six months of 2004, as measured by the JP Morgan Global High Yield Index, with the best performance coming from B- and CCC-rated securities.

   Within the fund's corporate bond holdings, the cable and cellular industries continued to rebound from the depressed levels that prevailed just 18 months ago. Charter Communications Holding (0.6% of net assets) solidified its turnaround with impressive gains in its subscriber base. On the negative side, the aerospace and airline sectors underperformed the overall market. Delta Air Lines (0.1% of net assets) was a poor performer, buffeted by higher fuel prices, pressure from labor unions, and increased competition from new, low-cost carriers. Despite these performance differentials, we continued to believe in the prospects for the high-yield sector. By the end of June, the fund had approximately 39.0% of its assets in high-yield corporate bonds, an allocation that we plan to maintain.

TREASURIES AND FOREIGN BONDS FALTER

US Treasury securities, which accounted for approximately 22.0% of the fund's assets, performed erratically during the period. They enjoyed a technical rally during the first three months of the year only to retreat during the second quarter when new economic data suggested that inflation was on the rise. Investors became concerned that the continued economic expansion would lead the Federal Reserve to raise interest rates from their historically low levels. In fact the federal funds rate--the overnight borrowing rate paid by banks--was raised by one-quarter of one percentage point as the second quarter ended.

   Foreign government bonds, which constitute approximately one-third of the portfolio, fell victim to currency translations and performed poorly during the second quarter. As the US economy strengthened and the likelihood of a rate hike increased, virtually every major foreign currency lost ground relative to the dollar. Meanwhile, emerging market bonds, which historically have performed best during periods of buoyant growth and ample global liquidity, lost ground amid fears that higher rates in the United States would lead to tighter global monetary conditions and ultimately slow global growth.

ALL EYES ON THE FED

Going forward, we do not expect to make significant shifts in the portfolio's asset allocations. We will be watching the Fed and new economic data for any signals that additional rate hikes are on the way. However, our current view is that inflation is sufficiently under control and that a quick move to higher rates is unlikely. With the economy expected to show nice gains for the remainder of the year, we believe that the environment remains favorable for corporate bonds and high-yield bonds in particular.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence.

Strategic investing offers attractive income and total return opportunities, but also involves certain risks. The value and return of your investment may fluctuate as a result of changes in interest rates, the financial strength of issuers of lower-rated bonds, foreign, political and economic developments, and changes in currency exchange rates.

Some of the countries in which the fund invests are considered emerging economies, which means there may be greater risks associated with investing there than in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Investing in high-yield securities offers the potential for high current income and attractive total return, but involves certain risks. Lower-rated bond risks include default of the issuer, rising interest rates and risk associated with investing in securities of foreign and emerging markets, including currency exchange rate fluctuations and economic and political change.

Holdings are disclosed as of June 30, 2004, and are subject to change.

PERFORMANCE INFORMATION
Colonial Strategic Income Fund, Variable Series / June 30, 2004

AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2004 (%)

                             (CUMULATIVE)
                               6-MONTH     1-YEAR   5-YEAR   LIFE
-----------------------------------------------------------------
Class B (6/1/00)                -0.20       5.70     6.06    7.44
Lehman Brothers
  Government/
  Credit Bond
  Index(1)                      -0.19      -0.72     7.11    7.41
JP Morgan Global
  High Yield Index(2)            2.28      11.70     5.83    7.98

Inception date of share class is in parentheses.

NET ASSET VALUE PER SHARE ($)       12/31/03      6/30/04
---------------------------------------------------------
Class B                               9.80          9.78

[CHART]

VALUE OF A $10,000 INVESTMENT, 7/5/94(3) - 6/30/04

Class B: $20,471

                                         LEHMAN BROTHERS GOVERNMENT/CREDIT       JP MORGAN GLOBAL
                     CLASS B SHARES                  BOND INDEX                  HIGH YIELD INDEX
7/5/94                $     10,000                  $     10,000                  $     10,000
7/31/94               $     10,080                  $     10,170                  $     10,015
8/31/94               $     10,130                  $     10,174                  $     10,055
9/30/94               $     10,091                  $     10,020                  $     10,054
10/31/94              $     10,131                  $     10,009                  $     10,069
11/30/94              $     10,021                  $      9,991                  $      9,976
12/31/94              $     10,110                  $     10,057                  $     10,276
1/31/95               $     10,244                  $     10,250                  $     10,407
2/28/95               $     10,492                  $     10,488                  $     10,778
3/31/95               $     10,678                  $     10,559                  $     10,887
4/30/95               $     10,875                  $     10,706                  $     11,168
5/31/95               $     11,174                  $     11,155                  $     11,486
6/30/95               $     11,225                  $     11,244                  $     11,532
7/31/95               $     11,328                  $     11,200                  $     11,712
8/31/95               $     11,328                  $     11,344                  $     11,757
9/30/95               $     11,524                  $     11,459                  $     11,897
10/31/95              $     11,679                  $     11,628                  $     12,008
11/30/95              $     11,792                  $     11,820                  $     12,086
12/31/95              $     11,959                  $     11,993                  $     12,282
1/31/96               $     12,134                  $     12,068                  $     12,515
2/29/96               $     12,036                  $     11,812                  $     12,590
3/31/96               $     11,982                  $     11,713                  $     12,549
4/30/96               $     12,036                  $     11,632                  $     12,626
5/31/96               $     12,046                  $     11,612                  $     12,722
6/30/96               $     12,122                  $     11,767                  $     12,777
7/31/96               $     12,220                  $     11,794                  $     12,863
8/31/96               $     12,362                  $     11,764                  $     13,053
9/30/96               $     12,612                  $     11,974                  $     13,362
10/31/96              $     12,807                  $     12,253                  $     13,485
11/30/96              $     13,112                  $     12,478                  $     13,734
12/31/96              $     13,134                  $     12,340                  $     13,880
1/31/97               $     13,099                  $     12,354                  $     13,990
2/28/97               $     13,195                  $     12,380                  $     14,231
3/31/97               $     13,005                  $     12,233                  $     13,999
4/30/97               $     13,171                  $     12,412                  $     14,130
5/31/97               $     13,386                  $     12,527                  $     14,457
6/30/97               $     13,576                  $     12,677                  $     14,648
7/31/97               $     13,898                  $     13,065                  $     15,037
8/31/97               $     13,803                  $     12,919                  $     15,046
9/30/97               $     14,101                  $     13,122                  $     15,346
10/31/97              $     14,125                  $     13,332                  $     15,324
11/30/97              $     14,197                  $     13,402                  $     15,462
12/31/97              $     14,335                  $     13,543                  $     15,601
1/31/98               $     14,566                  $     13,734                  $     15,843
2/28/98               $     14,604                  $     13,707                  $     15,965
3/31/98               $     14,706                  $     13,749                  $     16,126
4/30/98               $     14,771                  $     13,818                  $     16,207
5/31/98               $     14,836                  $     13,966                  $     16,230
6/30/98               $     14,861                  $     14,108                  $     16,264
7/31/98               $     14,990                  $     14,119                  $     16,400
8/31/98               $     14,435                  $     14,395                  $     15,338
9/30/98               $     14,757                  $     14,806                  $     15,322
10/31/98              $     14,782                  $     14,701                  $     14,993
11/30/98              $     15,207                  $     14,789                  $     15,819
12/31/98              $     15,198                  $     14,826                  $     15,754
1/31/99               $     15,321                  $     14,932                  $     15,943
2/28/99               $     15,143                  $     14,576                  $     15,862
3/31/99               $     15,349                  $     14,649                  $     16,057
4/30/99               $     15,555                  $     14,686                  $     16,465
5/31/99               $     15,239                  $     14,535                  $     13,567
6/30/99               $     15,253                  $     14,490                  $     16,230
7/31/99               $     15,239                  $     14,449                  $     16,235
8/31/99               $     15,184                  $     14,437                  $     16,073
9/30/99               $     15,266                  $     14,567                  $     15,957
10/31/99              $     15,266                  $     14,605                  $     15,869
11/30/99              $     15,362                  $     14,596                  $     16,128
12/31/99              $     15,468                  $     14,507                  $     16,286
1/31/2000             $     15,320                  $     14,503                  $     16,224
2/29/2000             $     15,513                  $     14,684                  $     16,289
3/31/2000             $     15,454                  $     14,897                  $     16,012
4/30/2000             $     15,321                  $     14,824                  $     16,009
5/31/2000             $     15,188                  $     14,811                  $     15,782
6/30/2000             $     15,470                  $     15,113                  $     16,092
7/31/2000             $     15,589                  $     15,273                  $     16,234
8/31/2000             $     15,737                  $     15,489                  $     16,359
9/30/2000             $     15,566                  $     15,547                  $     16,145
10/31/2000            $     15,268                  $     15,645                  $     15,672
11/30/2000            $     15,016                  $     15,913                  $     15,073
12/31/2000            $     15,479                  $     16,226                  $     15,338
1/31/2001             $     16,120                  $     16,499                  $     16,268
2/28/2001             $     16,170                  $     16,669                  $     16,457
3/31/2001             $     15,808                  $     16,746                  $     16,134
4/30/2001             $     15,627                  $     16,620                  $     15,965
5/31/2001             $     15,743                  $     16,716                  $     16,277
6/30/2001             $     15,562                  $     16,797                  $     15,996
7/31/2001             $     15,627                  $     17,215                  $     16,157
8/31/2001             $     15,907                  $     17,435                  $     16,367
9/30/2001             $     15,446                  $     17,596                  $     15,287
10/31/2001            $     15,874                  $     18,043                  $     15,668
11/30/2001            $     16,088                  $     17,747                  $     16,201
12/31/2001            $     16,028                  $     17,607                  $     16,180
1/31/2002             $     16,083                  $     17,735                  $     16,298
2/28/2002             $     16,118                  $     17,886                  $     16,175
3/31/2002             $     16,171                  $     17,523                  $     16,541
4/30/2002             $     16,477                  $     17,863                  $     16,792
5/31/2002             $     16,550                  $     18,027                  $     16,735
6/30/2002             $     16,316                  $     18,180                  $     16,133
7/31/2002             $     16,155                  $     18,398                  $     15,684
8/31/2002             $     16,424                  $     18,811                  $     15,829
9/30/2002             $     16,515                  $     19,215                  $     15,643
10/31/2002            $     16,569                  $     19,030                  $     15,531
11/30/2002            $     16,911                  $     19,042                  $     16,335
12/31/2002            $     17,325                  $     19,546                  $     16,525
1/31/2003             $     17,540                  $     19,546                  $     16,954
2/28/2003             $     17,891                  $     19,894                  $     17,202
3/31/2003             $     18,066                  $     19,869                  $     17,617
4/30/2003             $     18,709                  $     20,081                  $     18,490
5/31/2003             $     19,235                  $     20,651                  $     18,747
6/30/2003             $     19,371                  $     20,569                  $     19,295
7/31/2003             $     18,904                  $     19,707                  $     19,173
8/31/2003             $     18,982                  $     19,837                  $     19,363
9/30/2003             $     19,625                  $     20,466                  $     19,899
10/31/2003            $     19,684                  $     20,206                  $     20,269
11/30/2003            $     19,995                  $     20,261                  $     20,553
12/31/2003            $     20,517                  $     20,461                  $     21,073
1/31/2004             $     20,642                  $     20,647                  $     21,459
2/29/2004             $     20,768                  $     20,899                  $     21,476
3/31/2004             $     20,937                  $     21,092                  $     21,644
4/30/2004             $     20,392                  $     20,444                  $     21,563
5/31/2004             $     20,288                  $     20,340                  $     21,229
6/30/2004             $     20,471                  $     20,427                  $     21,545

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PROVIDED. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT YOUR INSURANCE COMPANY.

Total return performance includes changes in share price and reinvestment of all distributions. The Lehman Brothers Government/Credit Bond Index is an unmanaged index that tracks the performance of US government and corporate bonds rated investment grade or better with maturities of at least one year. The JP Morgan Global High Yield Index is designed to mirror the investable universe of the US dollar global high-yield corporate debt market, including domestic and international issues. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

Class B shares (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. If differences in expenses were reflected, the returns for the periods prior to the inception of the new class of shares would be lower.

(1)  Index performance for the life of the fund is from July 5, 1994.
(2)  Index performance for the life of the fund is from June 30, 1994.
(3) Inception date of class A shares (oldest existing share class). Index performance for the Lehman Brothers index is from July 5, 1994, and index performance for the JP Morgan index is from June 30, 1994.

INVESTMENT PORTFOLIO
Colonial Strategic Income Fund, Variable Series / June 30, 2004 (Unaudited)

                                                           PAR              VALUE
                                                     ---------------   ---------------
CORPORATE FIXED-INCOME
  BONDS & NOTES--39.1%
AGRICULTURE--0.2%
AGRICULTURE PRODUCTION--0.2%
Seminis Vegetable Seeds, Inc.
   10.250% 10/01/13                                  USD     303,000   $       331,785
                                                                       ---------------

CONSTRUCTION--1.8%
BUILDING CONSTRUCTION--1.8%
Associated Materials, Inc.:
   (b) 03/01/14
   (11.250% 03/01/09) (a)                                    130,000            87,100
   9.750% 04/15/12                                           190,000           210,900
Atrium Companies, Inc.,
   Series B,
   10.500% 05/01/09                                          415,000           434,713
D.R. Horton, Inc.,
   9.750% 09/15/10                                           575,000           667,000
K. Hovnanian Enterprises, Inc.:
   8.875% 04/01/12                                            45,000            47,700
   10.500% 10/01/07                                          250,000           286,875
Norcraft Companies,
   9.000% 11/01/11 (a)                                        90,000            94,950
Nortek Holdings, Inc.,
   (b) 05/15/11
   (10.000% 11/15/07) (a)                                    350,000           276,500
Standard Pacific Corp.,
   9.250% 04/15/12                                           275,000           299,063
WII Components, Inc.,
   10.000% 02/15/12 (a)                                      205,000           205,000
William Lyon Homes, Inc.,
   10.750% 04/01/13                                          140,000           154,350
                                                                       ---------------
                                                                             2,764,151
                                                                       ---------------

CONSUMER STAPLES--0.3%
HOUSEHOLD PRODUCTS--0.3%
Elizabeth Arden, Inc.,
   7.750% 01/15/14 (a)                                       155,000           157,713
Playtex Products, Inc.,
   9.375% 06/01/11                                           380,000           375,250
                                                                       ---------------
                                                                               532,963
                                                                       ---------------

FINANCE, INSURANCE & REAL ESTATE--1.4%
DEPOSITORY INSTITUTIONS--0.1%
Western Financial Bank,
   9.625% 05/15/12                                           140,000           152,600
                                                                       ---------------
FINANCIAL SERVICES--1.3%
Dollar Financial Group,
   9.750% 11/15/11                                           260,000           271,700
E*Trade Financial Corp.,
   8.000% 06/15/11 (a)                                       150,000           149,062
Finova Group, Inc.,
   7.500% 11/15/09                                           358,792           197,335
Global Cash Access LLC/
   Global Cash Finance Group,
   8.750% 03/15/12 (a)                               USD     205,000   $       213,969
LaBranche & Co.,
   11.000% 05/15/12 (a)                                      320,000           326,400
Pemex Finance Ltd.:
   9.150% 11/15/18                                           310,000           377,992
   10.610% 08/15/17                                          215,000           283,776
Thornburg Mortgage, Inc.,
   8.000% 05/15/13                                           160,000           160,000
                                                                       ---------------
                                                                             1,980,234
                                                                       ---------------

INDUSTRIALS--0.1%
INDUSTRIAL CONGLOMERATES--0.1%
SPX Corp.,
   7.500% 01/01/13                                            75,000            76,500
                                                                       ---------------

MANUFACTURING--12.1%
APPAREL--0.4%
Broder Brothers Co.,
   11.250% 10/15/10                                          150,000           142,125
Levi Strauss & Co.,
   12.250% 12/15/12                                          180,000           176,400
Phillips Van-Heusen:
   7.250% 02/15/11 (a)                                        95,000            95,950
   8.125% 05/01/13                                            90,000            94,275
Warnaco, Inc.,
   8.875% 06/15/13                                            65,000            69,225
                                                                       ---------------
                                                                               577,975
                                                                       ---------------
AUTO PARTS & EQUIPMENT--0.8%
Accuride Corp.,
   9.250% 02/01/08                                           100,000           101,750
Dana Corp.,
   9.000% 08/15/11                                           135,000           157,950
Delco Remy International, Inc.,
   11.000% 05/01/09                                          200,000           212,000
Dura Operating Corp.:
   8.625% 04/15/12                                           225,000           229,500
   9.000% 05/01/09                                           190,000           186,675
Goodyear Tire & Rubber Co.,
   4.000% 06/15/34 (a)                                        90,000            91,125
Navistar International,
   7.500% 06/15/11                                           175,000           177,625
TRW Automotive, Inc.,
   9.375% 02/15/13 (a)                                        49,000            55,370
                                                                       ---------------
                                                                             1,211,995
                                                                       ---------------
CHEMICALS & ALLIED PRODUCTS--2.1%
Avecia Group PLC,
   11.000% 07/01/09                                          200,000           151,000
BCP Caylux Holdings,
   9.625% 06/15/14 (a)                                       140,000           145,600
Equistar Chemicals Funding LP:
   10.125% 09/01/08                                          195,000           214,500
   10.625% 05/01/11                                          130,000           144,300

                       See Notes to Investment Portfolio.

                                                           PAR              VALUE
                                                     ---------------   ---------------
Huntsman ICI Holdings LLC:
   (c) 12/31/09                                      USD   1,270,000   $       615,950
   11.500% 07/15/12 (a)                                      135,000           136,181
IMC Global, Inc.,
   10.875% 08/01/13                                          205,000           248,050
Invista,
   9.250% 05/01/12 (a)                                       135,000           135,675
Koppers Industries, Inc.,
   9.875% 10/15/13                                           240,000           262,800
Lyondell Chemical Co.:
   9.625% 05/01/07                                           290,000           303,050
   9.875% 05/01/07                                            20,000            20,950
Nova Chemicals Corp.,
   6.500% 01/15/12                                           110,000           108,292
Terra Capital, Inc.,
   12.875% 10/15/08                                          310,000           369,675
UAP Holding Corp.,
   (b) 07/15/12
   (10.750% 01/15/08) (a)                                    190,000           147,250
United Agriculture Products, Inc.,
   8.250% 12/15/11 (a)                                       160,000           176,800
Westlake Chemical Corp.,
   8.750% 07/15/11                                           130,000           141,375
                                                                       ---------------
                                                                             3,321,448
                                                                       ---------------
ELECTRONIC & ELECTRICAL EQUIPMENT--0.2%
Amkor Technology, Inc.,
   9.250% 02/15/08                                           195,000           204,750
Lucent Technologies, Inc.,
   6.450% 03/15/29                                           220,000           169,400
                                                                       ---------------
                                                                               374,150
                                                                       ---------------
FABRICATED METAL--0.2%
Earle M. Jorgensen & Co.,
   9.750% 06/01/12                                           270,000           295,650
                                                                       ---------------
FOOD & KINDRED PRODUCTS--1.6%
Constellation Brands, Inc.,
   8.125% 01/15/12                                           175,000           184,625
Del Monte Corp.,
   9.250% 05/15/11                                           420,000           453,600
Dole Food Co., Inc.,
   8.625% 05/01/09                                           275,000           289,437
Merisant Co.,
   9.500% 07/15/13 (a)                                       135,000           143,775
Pinnacle Foods Holdings,
   8.250% 12/01/13 (a)                                       245,000           237,038
Premier International
   Foods PLC,
   12.000% 09/01/09                                          750,000           798,750
Roundy's, Inc.,
   8.875% 06/15/12                                           145,000           154,787
Tabletop Holdings, Inc.,
   (b) 05/15/14
   (12.250% 11/15/08) (a)                                    340,000           207,400
Wornick Co.,
   10.875% 07/15/11 (a)                                       30,000            30,600
                                                                       ---------------
                                                                             2,500,012
                                                                       ---------------
FURNITURE & FIXTURES--0.2%
Congoleum Corp.,
   8.625% 08/01/08 (d)                               USD     140,000   $       110,600
Tempur-Pedic, Inc.,
   10.250% 08/15/10                                          173,000           195,058
                                                                       ---------------
                                                                               305,658
                                                                       ---------------
LUMBER & WOOD PRODUCTS--0.1%
Millar Western Forest,
   7.750% 11/15/13 (a)                                       145,000           145,725
                                                                       ---------------
MISCELLANEOUS MANUFACTURING--2.0%
Amscan Holdings, Inc.,
   8.750% 05/01/14 (a)                                       225,000           221,063
Fastentech, Inc.,
   11.500% 05/01/11 (a)                                      290,000           317,550
Flowserve Corp.,
   12.250% 08/15/10                                          205,000           232,163
Hexcel Corp.,
   9.750% 01/15/09                                           225,000           236,250
J.B. Poindexter & Co.,
   8.750% 03/15/14 (a)                                       215,000           217,687
Maax Corp.,
   9.750% 06/15/12 (a)                                       130,000           134,427
Mueller Group, Inc.,
   10.000% 05/01/12 (a)                                      185,000           192,400
Rexnord Corp.,
   10.125% 12/15/12                                          125,000           137,500
Superior Essex
   Communications Group,
   9.000% 04/15/12 (a)                                       165,000           159,225
Tekni-Plex, Inc.,
   12.750% 06/15/10                                          320,000           307,200
Terex Corp., Series 2001 B,
   10.375% 04/01/11                                          215,000           239,188
TriMas Corp.,
   9.875% 06/15/12                                           455,000           484,575
Trinity Industries, Inc.,
   6.500% 03/15/14 (a)                                       105,000            95,550
Valmont Industries, Inc.,
   6.875% 05/01/14 (a)                                        65,000            63,700
                                                                       ---------------
                                                                             3,038,478
                                                                       ---------------
PAPER PRODUCTS--1.0%
Buckeye Technologies, Inc.,
   8.500% 10/01/13 (a)                                        40,000            40,600
Caraustar Industries, Inc.,
   9.875% 04/01/11                                           190,000           188,575
Consolidated Container Co.,
   (b) 06/15/09
   (10.750% 06/15/07) (a)                                    175,000           133,000
Georgia-Pacific Corp.,
   8.000% 01/15/24                                            90,000            90,000
MDP Acquisitions PLC,
   9.625% 10/01/12                                           340,000           377,400
Newark Group, Inc.,
   9.750% 03/15/14 (a)                                       130,000           122,850

                       See Notes to Investment Portfolio.

                                                           PAR              VALUE
                                                     ---------------   ---------------
Norske Skog Canada Ltd.:
   7.375% 03/01/14 (a)                               USD      65,000   $        63,504
   8.625% 06/15/11                                            90,000            94,500
Portola Packaging, Inc.,
   8.250% 02/01/12 (a)                                       140,000           114,100
Smurfit-Stone Container Corp.,
   8.250% 10/01/12                                           165,000           170,775
Solo Cup Co.,
   8.500% 02/15/14 (a)                                        90,000            84,600
Tembec Industries, Inc.,
   8.500% 02/01/11                                            85,000            85,850
                                                                       ---------------
                                                                             1,565,754
                                                                       ---------------
PRIMARY METAL--0.7%
Bayou Steel Corp.,
   9.000% 03/31/11                                           125,000           113,125
Kaiser Aluminum &
   Chemical Corp.,
   10.875% 10/15/06 (e)                                      240,000           249,600
Metallurg, Inc.,
   11.000% 12/01/07                                          120,000            54,000
Oregon Steel Mills, Inc.,
   10.000% 07/15/09                                          130,000           138,125
Steel Dynamics, Inc.:
   9.500% 03/15/09 (a)                                        55,000            60,775
   9.500% 03/15/09                                            50,000            55,250
UCAR Finance, Inc.,
   10.250% 02/15/12                                          250,000           277,500
Wise Metals Group LLC,
   10.250% 05/15/12 (a)                                      200,000           202,500
                                                                       ---------------
                                                                             1,150,875
                                                                       ---------------
PRINTING & PUBLISHING--1.9%
Dex Media, Inc.:
   (b) 11/15/13
   (9.000% 11/15/08) (a)                                     160,000           103,200
   8.000% 11/15/13 (a)                                       220,000           211,200
Dex Media East LLC,
   12.125% 11/15/12                                          370,000           431,975
Dex Media West LLC,
   9.875% 08/15/13 (a)                                       180,000           198,000
Haights Cross
   Communications, Inc.:
   (b) 08/15/11
   (12.500% 02/01/09) (a)                                    205,000           112,750
   11.750% 08/15/11                                          195,000           210,600
Hollinger, Inc.,
   11.875% 03/01/11 (a)                                      127,000           148,273
Primedia, Inc.,
   8.875% 05/15/11                                           285,000           283,575
Quebecor Media, Inc.,
   11.125% 07/15/11                                          400,000           456,000
Sheridan Group.,
   10.250% 08/15/11 (a)                                      155,000           163,912
Von Hoffman Corp.,
   10.250% 03/15/09                                          360,000           369,900
Yell Finance BV,
   10.750% 08/01/11                                          255,000           297,713
                                                                       ---------------
                                                                             2,987,098
                                                                       ---------------
STONE, CLAY, GLASS & CONCRETE--0.7%
Crown European Holdings SA,
   10.875% 03/01/13                                  USD     190,000   $       217,550
Owens-Brockway
   Glass Container,
   8.250% 05/15/13                                           370,000           381,100
Owens-Illinois, Inc.:
   7.350% 05/15/08                                           240,000           239,400
   7.500% 05/15/10                                            45,000            44,100
US Concrete, Inc.,
   8.375% 04/01/14 (a)                                       195,000           195,000
                                                                       ---------------
                                                                             1,077,150
                                                                       ---------------
TEXTILE MILL PRODUCTS--0.1%
Collins & Aikman
   Floor Covering, Inc.,
   9.750% 02/15/10                                           150,000           152,250
                                                                       ---------------
TOBACCO PRODUCTS--0.1%
North Atlantic Trading,
   9.250% 03/01/12 (a)                                       145,000           145,000
                                                                       ---------------

MINING & ENERGY--2.4%
OIL & GAS EXTRACTION--1.7%
Benton Oil & Gas Co.,
   9.375% 11/01/07                                           215,000           219,300
Chesapeake Energy Corp.,
   7.500% 06/15/14 (a)                                       185,000           190,088
Compton Petroleum Corp.,
   9.900% 05/15/09                                           195,000           212,061
Encore Acquisition Co.,
   8.375% 06/15/12                                           195,000           206,700
Energy Partners Ltd.,
   8.750% 08/01/10                                           125,000           130,625
Ferrellgas Partners LP,
   8.750% 06/15/12                                           180,000           192,150
Gazprom,
   9.625% 03/01/13                                           630,000           648,585
Magnum Hunter Resources, Inc.,
   9.600% 03/15/12                                           155,000           170,500
PDVSA Finance Ltd.,
   6.250% 02/15/06                                   EUR     254,150           309,135
Pride International, Inc.,
   7.375% 07/15/14 (a)(f)                            USD     105,000           106,050
Whiting Petroleum Corp.,
   7.250% 05/01/12 (a)                                       270,000           270,000
                                                                       ---------------
                                                                             2,655,194
                                                                       ---------------
OIL & GAS FIELD SERVICES--0.7%
CHC Helicopter Corp.,
   7.375% 05/01/14 (a)                                       175,000           171,936
J. Ray McDermott SA,
   11.000% 12/15/13 (a)                                      120,000           115,200
Newpark Resources, Inc.,
   8.625% 12/15/07                                           185,000           188,006
Petroleum Helicopters, Inc.,
   9.375% 05/01/09                                           325,000           341,250
Premcor Refining Group,
   7.500% 06/15/15                                           165,000           170,775

                       See Notes to Investment Portfolio.

                                                           PAR              VALUE
                                                     ---------------   ---------------
Seitel, Inc.,
   11.750% 07/15/11 (a)                              USD     150,000   $       147,000
                                                                       ---------------
                                                                             1,134,167
                                                                       ---------------

RETAIL TRADE--0.8%
APPAREL AND ACCESSORY--0.2%
Finlay Fine Jewelry Corp.,
   8.375% 06/01/12 (a)                                       175,000           182,000
Saks, Inc.,
   7.000% 12/01/13                                            55,000            54,313
                                                                       ---------------
                                                                               236,313
                                                                       ---------------
FOOD STORES--0.1%
Stater Brothers Holdings,
   8.125% 06/15/12 (a)                                       205,000           205,513
                                                                       ---------------
MISCELLANEOUS RETAIL--0.5%
Asbury Automotive Group,
   8.000% 03/15/14                                           195,000           186,225
Leiner Health Products,
   11.000% 06/01/12 (a)                                       50,000            51,500
Nebraska Book Co.,
   8.625% 03/15/12                                           130,000           127,725
Rite Aid Corp.,
   9.250% 06/01/13                                           295,000           311,594
Steinway Musical
   Instruments, Inc.,
   8.750% 04/15/11                                           155,000           167,400
                                                                       ---------------
                                                                               844,444
                                                                       ---------------

SERVICES--7.0%
AMUSEMENT & RECREATION--3.9%
American Casino &
   Entertainment,
   7.850% 02/01/12 (a)                                       250,000           253,750
Ameristar Casinos, Inc.,
   10.750% 02/15/09                                          215,000           244,563
AMF Bowling Worldwide, Inc.,
   10.000% 03/01/10 (a)                                      160,000           164,400
Bombardier Recreational,
   8.375% 12/15/13 (a)                                       320,000           317,600
Boyd Gaming Corp.,
   8.750% 04/15/12                                            85,000            90,313
Cinemark, Inc.,
   (b) 03/15/14
   (9.750% 03/15/09) (a)                                     295,000           192,487
Circus & Eldorado/Silver
   Legacy Capital Corp.,
   10.125% 03/01/12                                          125,000           125,625
Equinox Holdings, Inc.,
   9.000% 12/15/09 (a)                                       240,000           238,800
Hard Rock Hotel, Inc.,
   8.875% 06/01/13                                           210,000           212,625
Hollywood Casino Shreveport,
   13.000% 08/01/06 (g)                                      600,000           480,000
Inn of the Mountain Gods Resort,
   12.000% 11/15/10 (a)                              USD     155,000   $       172,050
K2, Inc.,
   7.375% 07/01/14 (a)(f)                                    120,000           122,707
Mohegan Tribal
   Gaming Authority:
   8.000% 04/01/12                                           350,000           373,188
   8.375% 07/01/11                                           125,000           134,531
Park Place Entertainment Corp.,
   9.375% 02/15/07                                           285,000           309,938
Pinnacle Entertainment, Inc.:
   8.250% 03/15/12 (a)                                       450,000           429,750
   8.750% 10/01/13                                           175,000           172,375
Premier Entertainment
   Biloxi Financial,
   10.750% 02/01/12 (a)                                      130,000           136,825
River Rock Entertainment,
   9.750% 11/01/11 (a)                                       225,000           245,250
Seneca Gaming Corp.,
   7.250% 05/01/12 (a)                                       215,000           214,463
Six Flags, Inc.,
   9.500% 02/01/09                                           550,000           567,875
Station Casinos, Inc.:
   6.000% 04/01/12                                           105,000           101,325
   6.875% 03/01/16                                           185,000           177,600
Town Sports International, Inc.,
   (b) 02/01/14
   (11.000% 02/01/09) (a)                                    280,000           130,200
Vail Resorts, Inc.,
   6.750% 02/15/14 (a)                                       180,000           170,550
Warner Music Group,
   7.375% 04/15/14 (a)                                       220,000           211,750
Wynn Las Vegas LLC,
   12.000% 11/01/10                                           97,000           115,915
                                                                       ---------------
                                                                             6,106,455
                                                                       ---------------
BUSINESS SERVICES--0.3%
Buhrmann US, Inc.,
   8.250% 07/01/14 (a)                                       120,000           119,250
Iron Mountain, Inc.,
   7.750% 01/15/15                                            55,000            54,725
Language Line Holdings, Inc.:
   (b) 06/15/13
   (14.125% 06/15/09) (a)                                    135,000            70,538
   11.125% 06/15/12 (a)                                      170,000           172,550
                                                                       ---------------
                                                                               417,063
                                                                       ---------------
FUNERAL SERVICES--0.2%
Service Corp. International,
   7.700% 04/15/09                                           275,000           281,875
                                                                       ---------------
HEALTH SERVICES--1.5%
Bio-Rad Laboratories, Inc.,
   7.500% 08/15/13                                           220,000           229,900
Coventry Health Care, Inc.,
   8.125% 02/15/12                                           265,000           290,838
HCA, Inc.,
   8.750% 09/01/10                                           140,000           159,429

                       See Notes to Investment Portfolio.

                                                           PAR              VALUE
                                                     ---------------   ---------------
Insight Health Services Corp.,
   9.875% 11/01/11                                   USD     230,000   $       247,825
MedQuest, Inc.,
   11.875% 08/15/12 (a)                                      310,000           351,850
PacifiCare Health Systems, Inc.,
   10.750% 06/01/09                                           81,000            92,138
Team Health, Inc.,
   9.000% 04/01/12 (a)                                       190,000           183,350
Tenet Healthcare Corp.:
   5.375% 11/15/06                                            80,000            80,200
   6.375% 12/01/11                                            60,000            52,800
   9.875% 07/01/14 (a)                                       445,000           451,675
United Surgical Partners
   International, Inc.,
   10.000% 12/15/11                                          250,000           282,500
                                                                       ---------------
                                                                             2,422,505
                                                                       ---------------
HOTELS, CAMPS & LODGING--0.3%
Starwood Hotels & Resorts
   Worldwide, Inc.,
   7.875% 05/01/12 (a)                                       375,000           400,312
                                                                       ---------------
OTHER SERVICES--0.8%
Advanstar Communications, Inc.,
   12.000% 02/15/11                                          330,000           351,450
Cornell Companies, Inc.,
   10.750% 07/01/12 (a)                                      160,000           163,200
Corrections Corp. of America,
   9.875% 05/01/09                                           190,000           210,425
Geo Group, Inc.,
   8.250% 07/15/13                                           100,000            99,000
NationsRent, Inc.,
   9.500% 10/15/10 (a)                                       275,000           290,125
Williams Scotsman, Inc.,
   9.875% 06/01/07                                           125,000           123,750
                                                                       ---------------
                                                                             1,237,950
                                                                       ---------------

TRANSPORTATION, COMMUNICATIONS, ELECTRIC,
   GAS & SANITARY SERVICES--11.0%
AEROSPACE--0.5%
Argo Tech Corp.,
   9.250% 06/01/11 (a)                                       125,000           128,750
BE Aerospace, Inc.,
   8.875% 05/01/11                                           270,000           252,450
Sequa Corp.,
   8.875% 04/01/08                                           145,000           152,975
TransDigm, Inc.,
   8.375% 07/15/11 (a)                                       155,000           159,650
Vought Aircraft Industries, Inc.,
   8.000% 07/15/11 (a)                                       105,000            99,750
                                                                       ---------------
                                                                               793,575
                                                                       ---------------
AIR TRANSPORTATION--0.5%
Continental Airlines, Inc.,
   7.568% 12/01/06                                           255,000           204,000
Delta Air Lines, Inc.,
   7.900% 12/15/09                                           360,000           183,600
Northwest Airlines, Inc.,
   9.875% 03/15/07                                   USD     255,000   $       201,450
United Airlines,
   1.535% 03/02/49 (h)                                       226,143           183,176
                                                                       ---------------
                                                                               772,226
                                                                       ---------------
BROADCASTING--1.2%
Canwest Media, Inc.,
   10.625% 05/15/11                                          290,000           325,525
Granite Broadcasting,
   9.750% 12/01/10 (a)                                       275,000           255,750
Sinclair Broadcast Group, Inc.,
   8.750% 12/15/11                                           250,000           266,875
Spanish Broadcasting System,
   9.625% 11/01/09                                           310,000           326,275
TV Azteca SA de CV,
   10.500% 02/15/07                                          470,000           479,400
XM Satellite Radio, Inc.,
   6.650% 05/01/09 (a)(h)                                    160,000           160,000
                                                                       ---------------
                                                                             1,813,825
                                                                       ---------------
CABLE--2.0%
Atlantic Broadband Financial,
   9.375% 01/15/14 (a)                                       225,000           213,750
Cablevision Systems Corp.,
   5.670% 04/01/09 (a)(h)                                    185,000           189,625
Charter Communications
   Holding LLC:
   9.920% 04/01/11                                         1,045,000           822,938
   10.250% 09/15/10 (a)                                      160,000           162,000
CSC Holdings, Inc.:
   6.750% 04/15/12 (a)                                       105,000           101,325
   7.625% 04/01/11                                            25,000            25,187
DirecTV Holdings LLC,
   8.375% 03/15/13                                           200,000           221,500
EchoStar DBS Corp.,
   6.375% 10/01/11                                           290,000           285,650
Insight Communications, Inc.,
   (b) 02/15/11
   (12.250% 02/15/06)                                        275,000           247,500
Insight Midwest,
   9.750% 10/01/09 (a)                                       135,000           142,088
Northland Cable Television, Inc.,
   10.250% 11/15/07                                          305,000           295,850
NTL Cable PLC,
   8.750% 04/15/14 (a)                                       155,000           160,038
Pegasus Satellite
   Communications, Inc.,
   11.250% 01/15/10 (a)(e)                                   220,000           110,000
Telenet Group Holding NV,
   (b) 06/15/14
   (11.500% 12/15/08) (a)                                    260,000           163,800
                                                                       ---------------
                                                                             3,141,251
                                                                       ---------------
ELECTRIC, GAS & SANITARY SERVICES--0.6%
Allied Waste North America, Inc.:
   6.500% 11/15/10 (a)                                       470,000           462,950
   Series 2001 B,
   8.500% 12/01/08                                           305,000           333,594

                       See Notes to Investment Portfolio.

                                                           PAR              VALUE
                                                     ---------------   ---------------
Waste Services, Inc.,
   9.500% 04/15/14 (a)                               USD     140,000   $       143,850
                                                                       ---------------
                                                                               940,394
                                                                       ---------------
ELECTRIC SERVICES--0.6%
Beaver Valley Funding Corp.,
   9.000% 06/01/17                                           235,000           265,738
CMS Energy Corp.,
   8.900% 07/15/08                                           265,000           278,581
Illinova Power Co.,
   11.500% 12/15/10                                           75,000            88,500
Nevada Power Co.:
   9.000% 08/15/13 (a)                                       125,000           135,625
   10.875% 10/15/09                                          215,000           243,487
                                                                       ---------------
                                                                             1,011,931
                                                                       ---------------
MARINE SERVICES--0.5%
Ship Finance International Ltd.,
   8.500% 12/15/13                                           375,000           350,464
Stena AB:
   7.500% 11/01/13                                           230,000           227,125
   9.625% 12/01/12                                           170,000           188,275
                                                                       ---------------
                                                                               765,864
                                                                       ---------------
MARINE TRANSPORT--0.1%
Teekay Shipping Corp.,
   8.875% 07/15/11                                            85,000            93,925
                                                                       ---------------
PIPELINES--1.0%
Coastal Corp.,
   7.750% 06/15/10                                           380,000           344,375
Northwest Pipeline Corp.,
   8.125% 03/01/10                                            85,000            92,225
Sonat, Inc.:
   6.875% 06/01/05                                           135,000           135,337
   7.625% 07/15/11                                           495,000           438,694
Southern Natural Gas Co.,
   8.875% 03/15/10                                           130,000           141,700
Williams Companies, Inc.,
   8.125% 03/15/12                                           410,000           436,650
                                                                       ---------------
                                                                             1,588,981
                                                                       ---------------
RADIO & TELEPHONE COMMUNICATIONS--2.1%
AirGate PCS, Inc.,
   9.375% 09/01/09                                            26,600            26,002
American Cellular Corp.,
   Series B,
   10.000% 08/01/11                                          180,000           156,600
American Towers, Inc.,
   7.250% 12/01/11                                           130,000           130,325
Dobson Communications Corp.,
   8.875% 10/01/13                                           290,000           220,400
Horizon PCS, Inc.,
   13.750% 06/15/11 (e)                                      285,000           134,663
iPCS Escrow Co.,
   11.500% 05/01/12 (a)                                      105,000           107,888
Nextel Communications, Inc.,
   7.375% 08/01/15                                           485,000           488,638
Nextel Partners, Inc.,
   8.125% 07/01/11                                           265,000           270,300
Rogers Cantel, Inc.,
   9.750% 06/01/16                                   USD     380,000   $       431,300
Rural Cellular Corp.,
   8.250% 03/15/12 (a)                                       130,000           133,575
SBA Communications Corp.:
   (b) 12/15/11
   (9.750% 12/15/07)                                         160,000           120,000
   10.250% 02/01/09                                          365,000           372,300
Spectrasite, Inc.,
   8.250% 05/15/10 (a)                                       150,000           154,500
US Unwired, Inc.,
   10.000% 06/15/12 (a)                                      230,000           232,875
Western Wireless Corp.,
   9.250% 07/15/13                                           250,000           256,875
                                                                       ---------------
                                                                             3,236,241
                                                                       ---------------
RAILROAD--0.2%
Kansas City Southern,
   7.500% 06/15/09                                            40,000            40,100
TFM SA de CV,
   12.500% 06/15/12                                          230,000           239,200
                                                                       ---------------
                                                                               279,300
                                                                       ---------------
TELECOMMUNICATION SERVICES--1.5%
Axtel SA,
   11.000% 12/15/13 (a)                                      270,000           255,150
Carrier1 International SA,
   13.250% 02/15/09 (e)                                      500,000            45,000
Cincinnati Bell, Inc.,
   8.375% 01/15/14                                           210,000           189,000
Fairpoint Communications,
   11.875% 03/01/10                                          180,000           207,000
Level 3 Communications,
   10.500% 12/01/08                                          200,000           159,000
Qwest Capital Funding:
   7.250% 02/15/11                                           565,000           485,900
   7.750% 02/15/31                                           265,000           212,000
Qwest Services Corp.,
   13.500% 12/15/10 (a)                                      420,000           488,250
Time Warner Telecom LLC:
   9.750% 07/15/08                                           100,000            95,500
   10.125% 02/01/11                                          255,000           237,150
                                                                       ---------------
                                                                             2,373,950
                                                                       ---------------
TRANSPORTATION SERVICES--0.2%
Allied Holdings, Inc.,
   8.625% 10/01/07                                           155,000           137,950
QDI Capital Corp.,
   9.000% 11/15/10 (a)                                       240,000           228,000
                                                                       ---------------
                                                                               365,950
                                                                       ---------------

UTILITY--2.0%
INDEPENDENT POWER PRODUCERS--2.0%
AES Corp.:
   9.000% 05/15/15 (a)                                       360,000           385,200
   9.500% 06/01/09                                           182,000           194,740

                       See Notes to Investment Portfolio.

                                                           PAR              VALUE
                                                     ---------------   ---------------
Caithness Coso Funding Corp.,
   9.050% 12/15/09                                   USD     278,473   $       303,535
Calpine Canada Energy Finance,
   8.500% 05/01/08                                           130,000            88,400
Calpine Corp.,
   8.500% 07/15/10 (a)                                       230,000           193,200
Calpine Generating Co.:
   10.250% 04/01/11 (a)(h)                                   240,000           220,800
   11.500% 04/01/11 (a)                                      265,000           233,200
Dynegy Holdings, Inc.:
   6.875% 04/01/11                                           200,000           171,500
   9.875% 07/15/10 (a)                                       110,000           117,975
Edison Mission Energy,
   9.875% 04/15/11                                           250,000           259,375
MSW Energy Holdings Finance:
   7.375% 09/01/10 (a)                                        90,000            90,000
   8.500% 09/01/10                                           270,000           284,850
NRG Energy, Inc.,
   8.000% 12/15/13 (a)                                        90,000            91,125
Orion Power Holdings, Inc.,
   12.000% 05/01/10                                          195,000           237,900
PSE&G Energy Holdings, Inc.,
   8.625% 02/15/08                                           275,000           296,313
                                                                       ---------------
                                                                             3,168,113
                                                                       ---------------
TOTAL CORPORATE FIXED-INCOME
   BONDS & NOTES
   (cost of $58,716,534)                                                    60,974,768
                                                                       ---------------

FOREIGN GOVERNMENT OBLIGATIONS--31.9%
European Investment Bank,
   7.625% 12/07/07                                   GBP     455,000           883,070
Government of Australia,
   7.500% 09/15/09                                   AUD   1,425,000         1,067,767
Government of Canada:
   6.000% 06/01/11                                   CAD     875,000           704,131
   10.000% 06/01/08                                        2,846,000         2,579,729
Government of New Zealand:
   6.000% 11/15/11                                   NZD   3,470,000         2,153,637
   6.500% 04/15/13                                         2,545,000         1,626,158
Government of Sweden:
   5.000% 01/28/09                                   SEK  18,785,000         2,593,871
   6.750% 05/05/14                                        11,070,000         1,705,133
Hungary Government Bond,
   6.250% 06/12/07                                   HUF  90,000,000           390,044
Kingdom of Norway,
   5.500% 05/15/09                                   NOK   5,200,000           799,096
Kingdom of Spain,
   5.500% 07/30/17                                   EUR   1,580,000         2,097,807
Ministry Finance Russia,
   12.750% 06/24/28                                  USD     955,000         1,389,525
Poland Government Bond,
   8.500% 05/12/07                                   PLN   3,357,000           928,293
Republic of Brazil:
   7.309% 06/29/09 (h)                               USD     550,000           549,945
   9.250% 10/22/10                                           500,000           472,500
   11.000% 08/17/40                                  USD     643,000   $       598,312
   11.500% 04/02/09                                  EUR     480,000           611,055
   14.500% 10/15/09                                  USD   1,200,000         1,389,000
Republic of Bulgaria:
   2.000% 07/28/24 (h)                                     1,135,000         1,136,135
   8.250% 01/15/15                                           460,000           536,360
Republic of Colombia:
   10.000% 01/23/12                                          782,000           805,460
   10.750% 01/15/13                                          240,000           255,000
   11.500% 05/31/11                                  EUR     335,000           459,634
   11.750% 02/25/20                                  USD     580,000           632,200
Republic of Germany:
   5.375% 01/04/10                                   EUR   1,225,000         1,609,347
   6.000% 07/04/07                                         1,210,000         1,592,075
Republic of Greece,
   5.350% 05/18/11                                         1,115,000         1,458,425
Republic of Italy,
   5.000% 02/01/12                                         2,560,000         3,280,468
Republic of Panama:
   8.125% 04/28/34                                   USD     440,000           397,100
   8.875% 09/30/27                                           365,000           354,050
Republic of Peru,
   9.875% 02/06/15                                           660,000           686,400
Republic of Philippines,
   8.250% 01/15/14                                           400,000           377,000
Republic of South Africa:
   5.250% 05/16/13                                   EUR     855,000         1,011,379
   6.500% 06/02/14                                   USD     540,000           545,400
   13.000% 08/31/10                                  ZAR   5,790,000         1,058,497
Republic of Venezuela,
   9.250% 09/15/27                                   USD     868,000           733,894
Russian Federation:
   5.000% 03/31/30                                           865,000           789,745
   11.000% 07/24/18                                          655,000           825,955
United Kingdom Treasury:
   5.000% 03/07/12                                   GBP     368,000           663,006
   7.500% 12/07/06                                         1,020,000         1,957,417
   9.000% 07/12/11                                           615,000         1,370,895
United Mexican States:
   7.500% 03/08/10                                   EUR     605,000           817,943
   7.500% 04/08/33                                   USD   1,618,000         1,561,370
   11.375% 09/15/16                                          620,000           868,000
Western Australia
   Treasury Group,
   7.000% 04/15/11                                   AUD   2,000,000         1,463,021
                                                                       ---------------
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
   (cost of $46,393,593)                                                    49,785,249
                                                                       ---------------

U.S. GOVERNMENT AGENCIES & OBLIGATIONS--24.5%
Federal Home Loan
   Mortgage Corp.:
   5.000% 08/25/10                                   USD     500,000           502,391
   8.000% 10/01/26                                           234,489           256,435
                                                                       ---------------
                                                                               758,826
                                                                       ---------------

                       See Notes to Investment Portfolio.

                                                           PAR              VALUE
                                                     ---------------   ---------------
Federal National Mortgage
   Association, To Be Announced,
   6.500% 07/01/34 (f)                               USD   2,795,000   $     2,909,422
                                                                       ---------------
Government National
   Mortgage Association,
   8.000% 04/15/17                                            15,707            17,346
                                                                       ---------------
U.S. Treasury Notes/Bonds:
   5.625% 05/15/08                                         2,900,000         3,121,577
   6.500% 10/15/06                                         2,550,000         2,752,705
   7.500% 11/15/24                                         1,310,000         1,658,992
   8.750% 05/15/17                                         4,911,000         6,656,708
   10.375% 11/15/12                                        3,800,000         4,640,157
   11.625% 11/15/04                                        2,900,000         3,007,164
   12.500% 08/15/14                                        9,012,000        12,590,043
                                                                       ---------------
                                                                            34,427,346
                                                                       ---------------
TOTAL U.S. GOVERNMENT AGENCIES &
   OBLIGATIONS
   (cost of $39,249,123)                                                    38,112,940
                                                                       ---------------

CONVERTIBLE BONDS--0.7%
TRANSPORTATION, COMMUNICATIONS, ELECTRIC,
   GAS & SANITARY SERVICES--0.7%
INDEPENDENT POWER PRODUCERS--0.1%
Mirant Corp.,
   2.500% 06/15/21 (e)                                       185,000           102,544
                                                                       ---------------
RADIO & TELEPHONE COMMUNICATIONS--0.4%
Nortel Networks Corp.,
   4.250% 09/01/08                                           620,000           591,294
                                                                       ---------------
TELECOMMUNICATIONS--0.2%
COLT Telecom Group PLC:
   2.000% 03/29/06 (a)                               EUR     175,000           232,019
   2.000% 12/16/06 (a)                                        80,000           109,959
                                                                       ---------------
                                                                               341,978
                                                                       ---------------
TOTAL CONVERTIBLE BONDS
   (cost of $887,646)                                                        1,035,816
                                                                       ---------------

                                                         SHARES
                                                     ---------------
COMMON STOCKS (i)0.1%
MATERIALS--0.1%
PRIMARY METAL--0.1%
Bayou Steel Corp.                                              7,736           148,918
                                                                       ---------------

TRANSPORTATION, COMMUNICATIONS, ELECTRIC,
   GAS & SANITARY SERVICES--0.0%
CABLE--0.0%
Ono Finance PLC (a)(j)                                           500                --(k)
                                                                       ---------------
POLLUTION CONTROL--0.0%
Fairlane Management
   Corp. (j)                                                   2,000                --(k)
                                                                       ---------------
TOTAL COMMON STOCKS
   (cost of $315,344)                                                          148,918
                                                                       ---------------

                                                          UNITS             VALUE
                                                     ---------------   ---------------
WARRANTS (i)--0.0%
TRANSPORTATION, COMMUNICATIONS, ELECTRIC,
   GAS & SANITARY SERVICES--0.0%
CABLE--0.0%
Cable Satisfaction
   International, Inc.,
   Expires 03/01/05 (j)                                          515   $            --(k)
Ono Finance PLC,
   Expires 02/15/11 (a)(j)                                       150                --(k)
                                                                       ---------------
                                                                                    --
                                                                       ---------------
RADIO & TELEPHONE COMMUNICATIONS--0.0%
UbiquiTel, Inc.,
   Expires 04/15/10 (a)(j)                                       225                --(k)
                                                                       ---------------
TELECOMMUNICATIONS--0.0%
Carrier1 International SA,
   Expires 02/19/09 (a)(j)                                       235                --(k)
                                                                       ---------------
Horizon PCS, Inc.,
   Expires 10/01/10 (a)(j)                                       315                --(k)
Jazztel PLC,
   Expires 07/15/10 (a)(j)                                        95                --(k)
                                                                       ---------------
                                                                                    --
                                                                       ---------------
TRANSPORTATION SERVICES--0.0%
QDI LLC,
   Expires 01/15/07 (a)(j)                                     1,020             6,151
                                                                       ---------------
TOTAL WARRANTS
   (cost of $17,080)                                                             6,151
                                                                       ---------------

                                                          PAR
                                                     ---------------
SHORT-TERM OBLIGATION--3.3%
Repurchase agreement with State
   Street Bank & Trust Co.,
   dated 06/30/04, due 07/01/04
   at 1.170%, collateralized by a
   U.S. Treasury Bond maturing
   08/15/23, market value $5,248,973
   (repurchase proceeds $5,142,167)
   (cost of $5,142,000)                              $     5,142,000   $     5,142,000
                                                                       ---------------
TOTAL INVESTMENTS--99.6%
   (cost of $150,721,320) (l)                                              155,205,842
                                                                       ---------------
OTHER ASSETS & LIABILITIES, NET--0.4%                                          548,376
                                                                       ---------------
NET ASSETS--100.0%                                                     $   155,754,218
                                                                       ===============

                       See Notes to Investment Portfolio.

NOTES TO INVESTMENT PORTFOLIO:

(a) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2004, these securities amounted to $19,471,586, which represents 12.5% of net assets.
(b)  Step bond. Shown parenthetically is the next interest rate to be paid.
(c)  Zero coupon bond.
(d) The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants, however, under the issuer's plan of reorganization, the issuer has guaranteed all interest due and therefore income is still being accrued. As of June 30, 2004, the value of this security represents 0.1% of net assets.
(e) The issuer has filed for bankruptcy protection under Chapter 11 and is in default of certain debt covenants. Income is not being accrued. As of June 30, 2004, the value of these securities amounted to $641,807, which represents 0.4% of net assets.
(f)  Security purchased on a delayed delivery basis.
(g) This issuer is in default of certain debt covenants. Income is not being accrued. As of June 30, 2004, the value of this security represents 0.3% of net assets.
(h) Variable rate security. The interest rate shown reflects the rate as of June 30, 2004.
(i)  Non-income producing security.
(j) Represents fair value as determined in good faith under procedures approved by the Board of Trustees.
(k)  Security has no value.
(l)  Cost for federal income tax purposes is $152,265,086.

            ACRONYM              NAME
            -------              ----
              AUD       Australian Dollar
              CAD       Canadian Dollar
              EUR       Euro Currency
              GBP       British Pound
              HUF       Hungarian Forint
              NOK       Norwegian Krone
              NZD       New Zealand Dollar
              PLN       Polish Zloty
              SEK       Swedish Krona
              USD       United States Dollar
              ZAR       South African Rand

As of June 30, 2004, the Fund had entered into the following forward currency exchange contracts:

FORWARD                                                          UNREALIZED
CURRENCY                              AGGEGATE     SETTLEMENT   APPRECIATION
CONTRACTS TO SELL        VALUE       FACE VALUE       DATE     (DEPRECIATION)
-----------------     -----------   -----------    ----------  --------------
EUR                   $   223,345   $   224,665     07/12/04     $    1,320
EUR                     1,929,943     1,912,303     07/19/04        (17,640)
GBP                       741,924       749,890     07/21/04          7,966
EUR                     1,071,319     1,069,200     07/28/04         (2,119)
EUR                       144,872       144,585     07/28/04           (287)
EUR                       584,356       583,200     07/28/04         (1,156)
EUR                       415,136       413,974     07/28/04         (1,162)
EUR                     1,356,801     1,353,003     07/28/04         (3,798)
                                                               ---------------
                                                                 $  (16,876)
                                                               ===============

                       See Notes to Financial Statements.

STATEMENT OF ASSETS & LIABILITIES
Colonial Strategic Income Fund, Variable Series / June 30, 2004 (Unaudited)

ASSETS:
Investments, at cost                                                          $   150,721,320
                                                                              ---------------
Investments, at value                                                         $   155,205,842
Cash                                                                                  562,678
Foreign currency (cost of $24)                                                             25
Net unrealized appreciation on forward currency exchange contracts                      9,286
Receivable for:
   Investments sold                                                                   582,562
   Fund shares sold                                                                   916,630
   Interest                                                                         2,935,916
   Dollar roll fee income                                                               9,280
   Foreign tax reclaim                                                                  4,640
Expense reimbursement due from Investment Advisor                                       3,319
Deferred Trustees' compensation plan                                                    7,541
Other assets                                                                               31
                                                                              ---------------
     TOTAL ASSETS                                                                 160,237,750
                                                                              ---------------
LIABILITIES:
Net unrealized depreciation on forward currency exchange contracts                     26,162
Payable for:
   Investments purchased                                                            1,134,901
   Investments purchased on a delayed delivery basis                                3,117,578
   Fund shares repurchased                                                             65,536
   Investment advisory fee                                                             79,641
   Transfer agent fee                                                                     604
   Audit fee                                                                           25,050
   Custody fee                                                                          2,739
   Distribution fee--Class B                                                           11,981
Deferred Trustees' fees                                                                 7,541
Other liabilities                                                                      11,799
                                                                              ---------------
     TOTAL LIABILITIES                                                              4,483,532
                                                                              ---------------
NET ASSETS                                                                    $   155,754,218
                                                                              ===============
COMPOSITION OF NET ASSETS:
Paid-in capital                                                               $   172,280,293
Undistributed net investment income                                                 2,426,313
Accumulated net realized loss                                                     (23,424,685)
Net unrealized appreciation (depreciation) on:
   Investments                                                                      4,484,522
   Foreign currency translations                                                      (12,225)
                                                                              ---------------
NET ASSETS                                                                    $   155,754,218
                                                                              ===============
CLASS A:
Net assets                                                                    $   101,090,292
Shares outstanding                                                                 10,318,587
                                                                              ===============
Net asset value per share                                                     $          9.80
                                                                              ===============
CLASS B:
Net assets                                                                    $    54,663,926
Shares outstanding                                                                  5,589,434
                                                                              ===============
Net asset value per share                                                     $          9.78
                                                                              ===============

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
Colonial Strategic Income Fund, Variable Series
For the Six Months Ended June 30, 2004 (Unaudited)

INVESTMENT INCOME:
Interest                                                                      $     5,573,106
Dollar roll fee income                                                                 35,778
                                                                              ---------------
     Total Investment Income (net of foreign taxes withheld of $12,225)             5,608,884
                                                                              ---------------
EXPENSES:
Investment advisory fee                                                               522,572
Distribution fee--Class B                                                              68,765
Transfer agent fee                                                                      3,729
Pricing and bookkeeping fees                                                           44,734
Trustees' fees                                                                          4,537
Custody fee                                                                            24,522
Non-recurring costs (See Note 6)                                                        6,865
Other expenses                                                                         39,186
                                                                              ---------------
     Total Expenses                                                                   714,910
Fees reimbursed by Distributor--Class B                                               (12,307)
Non-recurring costs assumed by Investment Advisor (See Note 6)                         (6,865)
Custody earnings credit                                                                  (367)
                                                                              ---------------
     Net Expenses                                                                     695,371
                                                                              ---------------
Net Investment Income                                                               4,913,513
                                                                              ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on:
   Investments                                                                      4,592,502
   Foreign currency transactions                                                       25,449
                                                                              ---------------
     Net realized gain                                                              4,617,951
                                                                              ---------------
Net change in unrealized appreciation/depreciation on:
   Investment                                                                      (9,760,121)
   Foreign currency translations                                                       71,993
                                                                              ---------------
     Net change in unrealized appreciation/depreciation                            (9,688,128)
                                                                              ---------------
Net Loss                                                                           (5,070,177)
                                                                              ---------------
Net Decrease in Net Assets from Operations                                    $      (156,664)
                                                                              ===============

                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Colonial Strategic Income Fund, Variable Series

                                                                                     (UNAUDITED)
                                                                                     SIX MONTHS           YEAR
                                                                                        ENDED            ENDED
                                                                                       JUNE 30,       DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                                      2004              2003
----------------------------------                                                 ---------------   ---------------
OPERATIONS:
Net investment income                                                              $     4,913,513   $     9,799,409
Net realized gain on investments and foreign currency transactions                       4,617,951         1,918,158
Net change in unrealized appreciation/depreciation on investments and foreign
   currency translations                                                                (9,688,128)       14,289,472
                                                                                   ---------------   ---------------
        Net Increase (Decrease) from Operations                                           (156,664)       26,007,039
                                                                                   ---------------   ---------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
   Class A                                                                                      --        (7,812,669)
   Class B                                                                                      --        (3,845,123)
                                                                                   ---------------   ---------------
        Total Distributions Declared to Shareholders                                            --       (11,657,792)
                                                                                   ---------------   ---------------
SHARE TRANSACTIONS:
Class A:
   Subscriptions                                                                         2,467,408         5,759,085
   Distributions reinvested                                                                     --         7,812,669
   Redemptions                                                                         (11,212,164)      (20,673,030)
                                                                                   ---------------   ---------------
        Net Decrease                                                                    (8,744,756)       (7,101,276)
                                                                                   ---------------   ---------------
Class B:
   Subscriptions                                                                         4,460,420        23,225,342
   Distributions reinvested                                                                     --         3,845,123
   Redemptions                                                                          (5,524,500)       (7,420,489)
                                                                                   ---------------   ---------------
        Net Increase (Decrease)                                                         (1,064,080)       19,649,976
                                                                                   ---------------   ---------------
Net Increase (Decrease) from Share Transactions                                         (9,808,836)       12,548,700
                                                                                   ---------------   ---------------
Total Increase (Decrease) in Net Assets                                                 (9,965,500)       26,897,947

NET ASSETS:
Beginning of period                                                                    165,719,718       138,821,771
                                                                                   ---------------   ---------------
End of period (including undistributed (overdistributed) net investment income of
   $2,426,313 and $(2,487,200), respectively)                                      $   155,754,218   $   165,719,718
                                                                                   ===============   ===============
CHANGES IN SHARES:
Class A:
   Subscriptions                                                                           250,087           594,081
   Issued for distributions reinvested                                                          --           798,025
   Redemptions                                                                          (1,143,198)       (2,137,164)
                                                                                   ---------------   ---------------
        Net Decrease                                                                      (893,111)         (745,058)
                                                                                   ---------------   ---------------
Class B:
   Subscriptions                                                                           452,454         2,427,732
   Issued for distributions reinvested                                                          --           393,162
   Redemptions                                                                            (562,397)         (766,395)
                                                                                   ---------------   ---------------
        Net Increase (Decrease)                                                           (109,943)        2,054,499
                                                                                   ---------------   ---------------

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Colonial Strategic Income Fund, Variable Series / June 30, 2004 (Unaudited)

NOTE 1. ORGANIZATION

Colonial Strategic Income Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust") is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   INVESTMENT GOAL--The Fund seeks current income consistent with prudent risk and maximum total return.

   FUND SHARES--The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

   USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION--Debt securities generally are valued by a pricing service approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Forward currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 2:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value under procedures approved by the Board of Trustees.

   SECURITY TRANSACTIONS--Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS--Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. The Fund may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. The Fund may also enter into these contracts to hedge certain other foreign currency denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Forward currency contracts are valued daily at the forward exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the foreign currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward currency contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund could also be exposed to risk if the counterparties of the contracts are unable to fulfill the terms of the contracts.

   REPURCHASE AGREEMENTS--The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

   MORTGAGE DOLLAR ROLL TRANSACTIONS--The Fund may enter into mortgage dollar roll transactions. A mortgage dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase substantially similar securities at an agreed upon price and date. During the period between the sale and repurchase, the Fund will not be entitled to accrue interest and receive principal payment on the securities sold. Mortgage dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. In the event the buyer of the securities under a mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the transaction may be restricted pending a determination by or with respect to the other party. The Fund identifies U.S. Government securities or other liquid high grade debt obligations as segregated with the custodian in an amount equal to the mortgage dollar roll transactions.

   DELAYED DELIVERY SECURITIES--The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies cash or liquid portfolio securities as segregated with the custodian in an amount equal to the delayed delivery commitment.

   INCOME RECOGNITION--Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of non-reclaimable tax withholdings. Fee income attributable to mortgage dollar roll transactions is recorded on the accrual basis over the term of the transaction.

   FOREIGN CURRENCY TRANSACTIONS--The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

   DETERMINATION OF CLASS NET ASSET VALUES--All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

   FEDERAL INCOME TAX STATUS--The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

   DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on ex-date. Dividends from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

NOTE 3. FEDERAL TAX INFORMATION

The tax character of distributions paid during the year ended December 31, 2003 was as follows:

Distributions paid from:
     Ordinary income*                     $ 11,657,792
     Long-term capital gains                        --

Unrealized appreciation and depreciation at June 30, 2004, based on cost of investments for federal income tax purposes was:

     Unrealized appreciation               $  8,083,546
     Unrealized depreciation                 (5,142,790)
                                           ------------
       Net unrealized appreciation         $  2,940,756
                                           ============

The following capital loss carryforwards, determined as of December 31, 2003, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

      YEAR OF                            CAPITAL LOSS
    EXPIRATION                           CARRYFORWARD
    ----------                           ------------
       2008                              $  5,670,014
       2009                                11,079,118
       2010                                11,028,566
                                         ------------
                                         $ 27,777,698
                                         ============

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Fund. Prior to April 1, 2004, Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston, including the Fund's investment advisor, transfer agent and distributor, was acquired by Bank of America Corporation ("BOA"). The acquisition did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

   INVESTMENT ADVISORY FEE--Columbia provides administrative and other services to the Fund in addition to investment advisory services. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets as follows:

AVERAGE DAILY NET ASSETS                  ANNUAL FEE RATE
------------------------                  ---------------
First $1 billion                                0.65%
Next $1 billion                                 0.60%
Over $2 billion                                 0.55%

   PRICING AND BOOKKEEPING FEES--Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees received to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund. For the six months ended June 30, 2004, the Fund's annualized effective pricing and bookkeeping fee rate was 0.056%.

   TRANSFER AGENT FEE--Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund. For such services, the Transfer Agent receives a monthly fee, at the annual rate of $7,500.

For the six months ended June 30, 2004, the Fund's annualized effective transfer agent fee rate was 0.01%.

   DISTRIBUTION FEES--Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. The Fund has adopted a 12b-1 plan which requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

   FEE WAIVERS--Columbia and the Distributor have voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) would not exceed 1.00% annually of the Fund's average daily net assets. The Distributor will first reimburse the Class B distribution fee up to 0.25% annually to reach the 1.00% limit on Class B expenses. If additional reimbursement is needed to meet the limit for each class, Columbia will then reimburse other expenses to the extent necessary. If additional reimbursement is still needed in order to reach the expense limit, Columbia will then waive a portion of its investment advisory fee to the extent necessary. Columbia or the Distributor, at their discretion, may revise or discontinue this arrangement any time.

   CUSTODY CREDITS--The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

   FEES PAID TO OFFICERS AND TRUSTEES--The Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

   OTHER--Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the six months ended June 30, 2004, the Fund paid $768 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $71,645,632 and $75,911,165, respectively of which $15,148,998 and $14,708,295, respectively, were U.S. Government securities.

NOTE 6. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

   FOREIGN SECURITIES--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

   HIGH-YIELD SECURITIES--Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent there is no established secondary market.

   INDUSTRY FOCUS--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

   LEGAL PROCEEDINGS--Columbia, the Distributor, and certain of their affiliates (collectively, "The Columbia Group") have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds, as well as other industry wide issues. The Columbia Group has not uncovered any instances where Columbia or the Distributor were knowingly involved in late trading of mutual fund shares.

On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against Columbia and the Distributor, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against Columbia and the Distributor alleging that Columbia and the Distributor had violated certain New York anti-fraud statutes. If either Columbia or the Distributor is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor or distributor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could prevent Columbia, the Distributor or any company that is an affiliated person of Columbia and the Distributor from serving as an investment advisor or distributor for any registered investment company, including your fund. Your fund has been informed by Columbia and the Distributor that, if these results occur, they will seek exemptive relief from the SEC to permit them to continue to serve as your fund's investment advisor and distributor. There is no assurance that such exemptive relief will be granted. On March 15, 2004, Columbia and the Distributor entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, Columbia and the Distributor agreed, among other things, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring Columbia and the Distributor to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review Columbia's and the Distributor's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, the Columbia Group has agreed to reduce mutual fund fees by $80 million over a five-year period.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or FleetBoston (and affiliated entities). These suits and certain regulatory investigations are ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

For the six months ended June 30, 2004, Columbia has assumed $6,865 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

FINANCIAL HIGHLIGHTS
Colonial Strategic Income Fund, Variable Series--Class B Shares

Selected data for a share outstanding throughout each period is as follows:

                                                    (UNAUDITED)
                                                    SIX MONTHS                                                        PERIOD
                                                       ENDED                    YEAR ENDED DECEMBER 31,                ENDED
                                                     JUNE 30,        ------------------------------------------     DECEMBER 31,
                                                       2004              2003           2002           2001           2000 (a)
                                                   ------------      ------------   ------------   ------------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD               $       9.80      $       8.89   $       8.91   $       9.41     $      10.24
                                                   ------------      ------------   ------------   ------------     ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                                  0.29              0.60           0.63           0.79(c)          0.56
Net realized and unrealized gain (loss) on
   investments and foreign currency                       (0.31)             1.04           0.09          (0.46)(c)        (0.37)
                                                   ------------      ------------   ------------   ------------     ------------
     Total from Investment Operations                     (0.02)             1.64           0.72           0.33             0.19
                                                   ------------      ------------   ------------   ------------     ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                   --             (0.73)         (0.72)         (0.81)           (0.99)
Return of capital                                            --                --          (0.02)         (0.02)           (0.03)
                                                   ------------      ------------   ------------   ------------     ------------
     Total Distributions Declared to Shareholders            --             (0.73)         (0.74)         (0.83)           (1.02)
                                                   ------------      ------------   ------------   ------------     ------------
NET ASSET VALUE, END OF PERIOD                     $       9.78      $       9.80   $       8.89   $       8.91     $       9.41
                                                   ============      ============   ============   ============     ============
Total return (d)(e)(f)                                    (0.20)%(g)        18.43%          8.08%          3.54%            1.92%(g)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                               1.00%(i)          1.00%          1.00%          1.00%            1.00%(i)
Net investment income (h)                                  5.97%(i)          6.17%          6.92%          8.27%(c)         9.39%(i)
Waiver/reimbursement                                       0.04%(i)          0.05%          0.01%          0.10%            0.03%(i)
Portfolio turnover rate                                      46%(g)            61%            62%            62%              31%
Net assets, end of period (000's)                  $     54,664      $     55,825   $     32,407   $     19,481     $      3,579

(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.03, increase net realized and unrealized gain/loss per share by $0.03 and decrease the ratio of net investment income to average net assets from 8.55% to 8.27%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(d)  Total return at net asset value assuming all distributions reinvested.
(e) Had the Investment Advisor and/or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.

PORTFOLIO MANAGERS' DISCUSSION
Columbia High Yield Fund, Variable Series / June 30, 2004

Columbia High Yield Fund, Variable Series seeks a high level of current income, with capital appreciation as a secondary goal, by investing primarily in non-investment grade corporate debt securities, commonly referred to as "junk" or "high-yield" bonds.

Jeffrey L. Rippey and Kurt M. Havnaer are portfolio managers for the fund. Mr. Rippey has managed or co-managed the fund and its predecessor since 1998. Mr. Havnaer has co-managed the fund and its predecessor since 2000. During the period from March 2004 to April 2004, Mr. Havnaer was on a leave of absence.

Although the fund achieved a modestly positive return during this six-month reporting period, it underperformed the Merrill Lynch US High Yield, Cash Pay Only Index because of the fund's emphasis on higher-quality companies in a market that was led by lower-quality issuers. CCC-rated bonds accounted for approximately 16% of the index, but they represented only 1.2% of the fund's total assets.

   The market's preference for B- and CCC-rated credits began in the fourth quarter of 2002. These low-rated issuers benefited disproportionately from the ongoing economic recovery, as evidenced by the dramatic decline in default rates from approximately 11% in 2002 to just 3.3% in 2004. However, the yield advantage of lower-quality securities came down significantly over the past year.

SECURITY SELECTION AIDED RETURN

On balance, the fund's security selection was well-tailored to the current environment. Good news about Westport Resources and XTO Energy (1.4% and 0.4% of net assets, respectively) in the energy sector translated into gains for their bonds. Westport was bought out by Kerr McGee, and XTO's bonds were upgraded to investment grade.

   The fund also benefited from security selection in the cable industry. And in the telecom sector, the fund's only holding--Nextel Communications (2.0% of net assets)-- increased its subscriber base and thereby increased investor confidence in its business model.

   Avoiding the electric utility and airlines industries also worked well. The airline sector was the single worst-performing sector of the high-yield market, as higher fuel prices, difficult labor negotiations, and increased competition took a toll. However, the fund's performance was hurt by its under-representation in automotives, consumer products, and textiles, all of which were strong performers. The auto sector was aided by Goodyear, the consumer products industry by Revlon and textiles by Levi's (none of which were in the portfolio). All three issues made big upward moves.

NO SIGNIFICANT CHANGES TO INDUSTRY OR ASSET ALLOCATION

We did not make any significant changes to our industry or asset allocation during the period. In terms of individual securities, we began building our position in Royal Caribbean Cruises (1.0% of net assets) in February. The company's capital spending budget has come down significantly now that it has taken delivery of a number of new ships, which placed its BB rating on a surer footing. The company's operational prospects have also improved now that the travel business has emerged from its recent slump.

POSITIONING FOR THE FUTURE

If the economic recovery remains strong and inflation stays low, the investment environment may remain favorable for CCC and other lower-rated credits. However, if economic growth begins to slow and or inflation continues to accelerate, higher-quality bonds that are well-represented in the portfolio may outperform. With these possibilities in mind, we have maintained an average credit quality of low BB and an average maturity slightly shorter than the market.

Economic and market conditions change frequently. There is no assurance that the trends described here will continue or commence.

An investment in Columbia High Yield Fund, Variable Series offers the potential for high income and attractive total returns, but also involves certain risks, including credit risks associated with lower-rated bonds, and interest rate risks.

Holdings are disclosed as of June 30, 2004, and are subject to change.

PERFORMANCE INFORMATION
Columbia High Yield Fund, Variable Series / June 30, 2004

AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2004 (%)

                             (CUMULATIVE)
                               6-MONTH      1-YEAR   5-YEAR  LIFE
-----------------------------------------------------------------
Class B (4/14/03)                0.29        4.45     5.05   5.51
Merrill Lynch US
   High Yield,
   Cash Pay Index(1)             1.33        9.97     5.38   4.85

Inception date of share class is in parentheses.

NET ASSET VALUE PER SHARE ($)       12/31/03    6/30/04
-------------------------------------------------------
Class B                               9.42        9.25

[CHART]

VALUE OF A $10,000 INVESTMENT, 3/3/98(2) - 6/30/04

Class B: $14,041

                 CLASS B SHARES      MERRILL LYNCH US HIGH YIELD, CASH PAY INDEX
3/3/98            $     10,000                      $     10,000
3/31/98           $     10,146                      $     10,103
4/30/98           $     10,173                      $     10,150
5/31/98           $     10,223                      $     10,222
6/30/98           $     10,307                      $     10,273
7/31/98           $     10,442                      $     10,331
8/31/98           $     10,319                      $      9,885
9/30/98           $     10,586                      $      9,905
10/31/98          $     10,543                      $      9,742
11/30/98          $     10,901                      $     10,185
12/31/98          $     10,959                      $     10,189
1/31/99           $     11,063                      $     10,289
2/28/99           $     11,011                      $     10,211
3/31/99           $     11,030                      $     10,299
4/30/99           $     11,152                      $     10,460
5/31/99           $     11,007                      $     10,388
6/30/99           $     10,974                      $     10,368
7/31/99           $     10,961                      $     10,383
8/31/99           $     10,845                      $     10,277
9/30/99           $     10,785                      $     10,238
10/31/99          $     10,806                      $     10,178
11/30/99          $     10,947                      $     10,294
12/31/99          $     11,022                      $     10,348
1/31/2000         $     10,938                      $     10,296
2/29/2000         $     10,930                      $     10,305
3/31/2000         $     10,871                      $     10,161
4/30/2000         $     10,891                      $     10,164
5/31/2000         $     10,866                      $     10,052
6/30/2000         $     11,119                      $     10,224
7/31/2000         $     11,211                      $     10,298
8/31/2000         $     11,386                      $     10,423
9/30/2000         $     11,394                      $     10,363
10/31/2000        $     11,223                      $     10,059
11/30/2000        $     11,062                      $      9,744
12/31/2000        $     11,426                      $      9,956
1/31/2001         $     11,912                      $     10,549
2/28/2001         $     12,027                      $     10,716
3/31/2001         $     11,951                      $     10,574
4/30/2001         $     11,942                      $     10,459
5/31/2001         $     12,036                      $     10,660
6/30/2001         $     11,838                      $     10,440
7/31/2001         $     11,907                      $     10,602
8/31/2001         $     12,049                      $     10,705
9/30/2001         $     11,647                      $     10,019
10/31/2001        $     11,992                      $     10,313
11/30/2001        $     12,234                      $     10,648
12/31/2001        $     12,132                      $     10,573
1/31/2002         $     12,181                      $     10,632
2/28/2002         $     12,122                      $     10,530
3/31/2002         $     12,225                      $     10,781
4/30/2002         $     12,354                      $     10,952
5/31/2002         $     12,314                      $     10,893
6/30/2002         $     12,067                      $     10,118
7/31/2002         $     11,906                      $      9,716
8/31/2002         $     12,078                      $      9,959
9/30/2002         $     12,006                      $      9,799
10/31/2002        $     12,031                      $      9,717
11/30/2002        $     12,397                      $     10,296
12/31/2002        $     12,464                      $     10,453
1/31/2003         $     12,587                      $     10,754
2/28/2003         $     12,704                      $     10,892
3/31/2003         $     12,897                      $     11,174
4/30/2003         $     13,234                      $     11,802
5/31/2003         $     13,251                      $     11,930
6/30/2003         $     13,442                      $     12,256
7/31/2003         $     13,212                      $     12,080
8/31/2003         $     13,240                      $     12,239
9/30/2003         $     13,540                      $     12,565
10/31/2003        $     13,704                      $     12,822
11/30/2003        $     13,831                      $     12,999
12/31/2003        $     14,000                      $     13,300
1/31/2004         $     14,133                      $     13,508
2/29/2004         $     14,195                      $     13,502
3/31/2004         $     14,335                      $     13,597
4/30/2004         $     14,193                      $     13,499
5/31/2004         $     13,919                      $     13,283
6/30/2004         $     14,041                      $     13,494

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PROVIDED. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT YOUR INSURANCE COMPANY.

Total return performance includes changes in share price and reinvestment of all distributions. The Merrill Lynch US High Yield, Cash Pay Index is an unmanaged index that tracks the performance of non-investment-grade corporate bonds. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

Class B shares (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. If differences in expenses were reflected, the returns for the periods prior to the inception of the new class of shares would be lower.

(1)  Index performance for the life of the fund is from March 3, 1998.
(2)  Inception date of class A shares (oldest existing share class).

INVESTMENT PORTFOLIO
Columbia High Yield Fund, Variable Series / June 30, 2004 (Unaudited)

                                                           PAR              VALUE
                                                     ---------------   ---------------
CORPORATE FIXED-INCOME
   BONDS & NOTES--89.9%
CONSTRUCTION--3.3%
BUILDING CONSTRUCTION--3.3%
KB Home:
   7.750% 02/01/10                                   $       250,000   $       258,125
   8.625% 12/15/08                                           400,000           429,000
   9.500% 02/15/11                                           150,000           166,125
Toll Corp.:
   8.000% 05/01/09                                            50,000            51,500
   8.250% 02/01/11                                           325,000           351,000
   8.250% 12/01/11                                           425,000           461,125
                                                                       ---------------
                                                                             1,716,875
                                                                       ---------------

FINANCE, INSURANCE & REAL ESTATE--1.4%
REAL ESTATE--1.4%
Health Care REIT, Inc.,
   7.500% 08/15/07                                           200,000           217,100
iStar Financial, Inc.:
   5.125% 04/01/11(a)                                        200,000           189,000
   6.000% 12/15/10                                            30,000            29,550
   7.000% 03/15/08                                            85,000            90,100
   8.750% 08/15/08                                           176,000           192,720
                                                                       ---------------
                                                                               718,470
                                                                       ---------------

MANUFACTURING--23.5%
AUTO PARTS & EQUIPMENT--1.2%
Lear Corp.,
   8.110% 05/15/09                                           570,000           648,523
                                                                       ---------------
CHEMICALS & ALLIED PRODUCTS--3.5%
Acetex Corp.,
   10.875% 08/01/09                                          210,000           229,425
Airgas, Inc.:
   6.250% 07/15/14 (a)                                       200,000           192,000
   9.125% 10/01/11                                           350,000           394,188
Equistar Chemical Funding LP,
   10.125% 09/01/08                                          155,000           170,500
Ethyl Corp.,
   8.875% 05/01/10                                           255,000           269,025
MacDermid, Inc.,
   9.125% 07/15/11                                           300,000           334,500
Nalco Co.,
   7.750% 11/15/11 (a)                                       225,000           235,125
                                                                       ---------------
                                                                             1,824,763
                                                                       ---------------
CONSUMER PRODUCTS--2.4%
Hasbro, Inc.,
   6.150% 07/15/08                                           825,000           851,813
K2, Inc.,
   7.375% 07/01/14 (a)(b)                                    120,000           122,707
Scotts Co.,
   6.625% 11/15/13                                           300,000           300,000
                                                                       ---------------
                                                                             1,274,520
                                                                       ---------------
FABRICATED METAL PRODUCTS--1.0%
Kennametal, Inc.,
   7.200% 06/15/12                                   $       490,000   $       519,831
                                                                       ---------------
FOOD & KINDRED PRODUCTS--3.7%
Constellation Brands, Inc.:
   8.000% 02/15/08                                           275,000           296,313
   8.125% 01/15/12                                           575,000           606,625
   8.625% 08/01/06                                            25,000            26,875
Cott Beverages, Inc.,
   8.000% 12/15/11                                           950,000         1,007,000
                                                                       ---------------
                                                                             1,936,813
                                                                       ---------------
PACKAGING--4.2%
Ball Corp.:
   6.875% 12/15/12                                           895,000           907,306
   7.750% 08/01/06                                           100,000           106,750
Owens-Brockway Glass Container,
   8.875% 02/15/09                                           290,000           313,200
Owens-Illinois, Inc.:
   7.350% 05/15/08                                            50,000            49,875
   7.500% 05/15/10                                            90,000            88,200
   8.100% 05/15/07                                            50,000            51,500
Silgan Corp.,
   6.750% 11/15/13                                           735,000           712,950
                                                                       ---------------
                                                                             2,229,781
                                                                       ---------------
PAPER & FOREST PRODUCTS--1.1%
Smurfit-Stone Container Corp.:
   8.250% 10/01/12                                            70,000            72,450
   8.375% 07/01/12                                           125,000           130,938
   9.750% 02/01/11                                           350,000           385,000
                                                                       ---------------
                                                                               588,388
                                                                       ---------------
PRINTING & PUBLISHING--5.3%
Dex Media East LLC,
   12.125% 11/15/12                                          345,000           402,788
Houghton Mifflin Co.,
   9.875% 02/01/13                                           165,000           165,619
Lamar Media Corp.,
   7.250% 01/01/13                                           950,000           969,000
R.H. Donnelley Finance Corp.:
   10.875% 12/15/12                                          350,000           406,875
   10.875% 12/15/12 (a)                                      510,000           592,875
Warner Music Group,
   7.375% 04/15/14 (a)                                       240,000           231,000
                                                                       ---------------
                                                                             2,768,157
                                                                       ---------------
TRANSPORTATION EQUIPMENT--1.1%
Wabtec Corp.,
   6.875% 07/31/13 (a)                                       605,000           595,925
                                                                       ---------------

MINING & ENERGY--16.0%
OIL & GAS EXTRACTION--8.3%
Chesapeake Energy Corp.:
   7.500% 09/15/13                                            25,000            25,875
   7.750% 01/15/15                                           250,000           260,000
   8.125% 04/01/11                                           200,000           216,000
   9.000% 08/15/12                                           550,000           618,063

                       See Notes to Investment Portfolio.

                                                           PAR              VALUE
                                                     ---------------   ---------------
Plains Exploration & Production Co.,
   7.125% 06/15/14 (a)                               $       380,000   $       384,275
Pogo Producing Co.,
   8.250% 04/15/11                                           455,000           498,225
Pride International, Inc.:
   7.375% 07/15/14 (a)(b)                                    450,000           454,500
   9.375% 05/01/07                                           335,000           340,025
   10.000% 06/01/09                                           25,000            26,325
Vintage Petroleum, Inc.:
   7.875% 05/15/11                                           300,000           308,250
   8.250% 05/01/12                                           290,000           306,675
Westport Resources Corp.,
   8.250% 11/01/11                                           650,000           736,125
XTO Energy, Inc.,
   7.500% 04/15/12                                           190,000           213,676
                                                                       ---------------
                                                                             4,388,014
                                                                       ---------------
METALS & MINING--3.6%
Arch Western Financial LLC,
   6.750% 07/01/13 (a)                                       825,000           820,875
Peabody Energy Corp.:
   5.875% 04/15/16                                           125,000           114,063
   6.875% 03/15/13                                           695,000           705,425
Russel Metals, Inc.,
   6.375% 03/01/14                                           250,000           235,000
                                                                       ---------------
                                                                             1,875,363
                                                                       ---------------
OIL & GAS FIELD SERVICES--4.1%
Grant Prideco, Inc.:
   9.000% 12/15/09                                            25,000            27,188
   9.625% 12/01/07                                           700,000           770,000
Key Energy Services, Inc.,
   6.375% 05/01/13                                           235,000           222,075
Offshore Logistics, Inc.,
   6.125% 06/15/13                                           465,000           441,750
Suburban Propane Partners,
   6.875% 12/15/13                                           215,000           209,088
Universal Compression, Inc.,
   7.250% 05/15/10                                           500,000           515,000
                                                                       ---------------
                                                                             2,185,101
                                                                       ---------------

RETAIL TRADE--3.3%
AUTOMOBILES--0.9%
AutoNation, Inc.,
   9.000% 08/01/08                                           300,000           339,000
Group 1 Automotive, Inc.,
   8.250% 08/15/13                                           125,000           131,875
                                                                       ---------------
                                                                               470,875
                                                                       ---------------
MISCELLANEOUS RETAIL--1.0%
Couche-Tard,
   7.500% 12/15/13                                           405,000           401,963
Finlay Fine Jewelry Corp.,
   8.375% 06/01/12 (a)                                       130,000           135,200
                                                                       ---------------
                                                                               537,163
                                                                       ---------------
RESTAURANTS--1.4%
Tricon Global Restaurants, Inc.:
   8.500% 04/15/06                                   $        50,000   $        54,401
   8.875% 04/15/11                                           575,000           692,967
                                                                       ---------------
                                                                               747,368
                                                                       ---------------

SERVICES--25.1%
AMUSEMENT & RECREATION--11.0%
Cinemark USA, Inc.,
   9.000% 02/01/13                                           485,000           528,650
Harrah's Operating Co., Inc.,
   7.875% 12/15/05                                           800,000           846,000
MGM Mirage:
   6.000% 10/01/09                                           500,000           490,000
   9.750% 06/01/07                                           475,000           520,125
Park Place Entertainment:
   7.875% 03/15/10                                           100,000           105,000
   8.875% 09/15/08                                           150,000           163,500
   9.375% 02/15/07                                           750,000           815,625
Royal Caribbean Cruises:
   6.750% 03/15/08                                           145,000           150,075
   6.875% 12/01/13                                           100,000            98,500
   8.000% 05/15/10                                            35,000            37,713
   8.750% 02/02/11                                           235,000           261,438
Speedway Motorsports, Inc.,
   6.750% 06/01/13                                           450,000           453,375
Station Casinos, Inc.:
   6.500% 02/01/14                                           570,000           545,775
   6.875% 03/01/16                                           570,000           547,200
Sun International Hotels,
   8.875% 08/15/11                                           215,000           229,513
                                                                       ---------------
                                                                             5,792,489
                                                                       ---------------
BUSINESS SERVICES--2.1%
Iron Mountain, Inc.:
   7.750% 01/15/15                                           175,000           174,125
   8.625% 04/01/13                                           900,000           954,000
                                                                       ---------------
                                                                             1,128,125
                                                                       ---------------
HEALTH SERVICES--8.2%
AmerisourceBergen Corp.:
   7.250% 11/15/12                                           330,000           338,250
   8.125% 09/01/08                                           200,000           216,500
Apogent Technologies, Inc.,
   6.500% 05/15/13                                           495,000           503,663
HCA, Inc.,
   6.950% 05/01/12                                           625,000           649,075
Omnicare, Inc.:
   6.125% 06/01/13                                           400,000           378,000
   8.125% 03/15/11                                           275,000           294,250
Province Healthcare Co.,
   7.500% 06/01/13                                           550,000           528,000
Select Medical Corp.:
   7.500% 08/01/13                                           200,000           197,000
   9.500% 06/15/09                                           425,000           453,688
Triad Hospital, Inc.:
   7.000% 05/15/12                                           525,000           526,313
   7.000% 11/15/13                                           250,000           239,688
                                                                       ---------------
                                                                             4,324,427
                                                                       ---------------

                       See Notes to Investment Portfolio.

                                                           PAR              VALUE
                                                     ---------------   ---------------
HOTELS, CAMPS & LODGING--1.1%
ITT Corp.,
   6.750% 11/15/05                                   $        35,000   $        36,225
Starwood Hotels & Resorts
   Worldwide, Inc.:
   7.375% 05/01/07                                           200,000           212,500
   7.875% 05/01/12                                           290,000           309,575
                                                                       ---------------
                                                                               558,300
                                                                       ---------------
OTHER SERVICES--1.5%
Corrections Corp. of America:
   7.500% 05/01/11                                           475,000           478,563
   9.875% 05/01/09                                           275,000           304,563
                                                                       ---------------
                                                                               783,126
                                                                       ---------------
RENTAL SERVICES--1.2%
United Rentals, Inc.:
   7.000% 02/15/14                                           125,000           111,563
   7.750% 11/15/13                                           555,000           523,088
                                                                       ---------------
                                                                               634,651
                                                                       ---------------

TRANSPORTATION, COMMUNICATIONS, ELECTRIC,
   GAS & SANITARY SERVICES--17.3%
AEROSPACE--3.8%
K&F Industries,
   9.625% 12/15/10                                           545,000           598,138
L-3 Communications Corp.,
   7.625% 06/15/12                                           960,000         1,022,400
Transdigm, Inc.,
   8.375% 07/15/11                                           375,000           386,250
                                                                       ---------------
                                                                             2,006,788
                                                                       ---------------
BROADCASTING--2.0%
LIN Television Corp.,
   6.500% 05/15/13                                           600,000           579,000
Sinclair Broadcast Group, Inc.,
   8.750% 12/15/11                                           450,000           480,375
                                                                       ---------------
                                                                             1,059,375
                                                                       ---------------
CABLE--5.3%
DirecTV Holdings Finance,
   8.375% 03/15/13                                           590,000           653,425
EchoStar DBS Corp.,
   5.750% 10/01/08                                         1,100,000         1,086,250
Rogers Cable, Inc.:
   6.250% 06/15/13                                         1,075,000         1,024,335
   7.875% 05/01/12                                            10,000            10,601
                                                                       ---------------
                                                                             2,774,611
                                                                       ---------------
ENVIRONMENTAL SERVICES--2.3%
Allied Waste North America, Inc.:
   6.375% 04/15/11 (a)                                       225,000           220,500
   6.500% 11/15/10 (a)                                       350,000           344,750
   7.375% 04/15/14 (a)                                       300,000           291,750
   9.250% 09/01/12                                           150,000           167,625
Synagro Technologies, Inc.,
   9.500% 04/01/09                                           175,000           182,875
                                                                       ---------------
                                                                             1,207,500
                                                                       ---------------
MARINE TRANSPORTATION--1.9%
Teekay Shipping Corp.,
   8.875% 07/15/11                                   $       885,000   $       977,925
                                                                       ---------------
TELECOMMUNICATIONS--2.0%
Nextel Communications, Inc.:
   5.950% 03/15/14                                           375,000           344,051
   7.375% 08/01/15                                           125,000           125,938
   9.375% 11/15/09                                           500,000           536,250
   9.500% 02/01/11                                            60,000            67,050
                                                                       ---------------
                                                                             1,073,289
                                                                       ---------------
TOTAL CORPORATE FIXED-INCOME BONDS & NOTES
   (cost of $47,679,460)                                                    47,346,536
                                                                       ---------------

                                                          UNITS
                                                     ---------------
WARRANTS (c)--0.0%
TRANSPORTATION, COMMUNICATIONS, ELECTRIC,
   GAS & SANITARY SERVICES--0.0%
CABLE--0.0%
Cable Satisfaction International, Inc.,
   expires 03/01/05 (e)                                          220                --(d)
Ono Finance PLC,
   expires 03/16/11 (a)(e)                                        85                --(d)
                                                                       ---------------
                                                                                    --
                                                                       ---------------
COMMUNICATION SERVICES--0.0%
UbiquiTel, Inc.,
   expires 04/15/10 (a)(e)                                        50                --(d)
                                                                       ---------------
MOTOR FREIGHT & WAREHOUSING--0.0%
QDI LLC,
   expires 01/15/07 (a)(e)                                       153               923
                                                                       ---------------
TELECOMMUNICATIONS--0.0%
Carrier 1 International SA,
   expires 02/19/09 (a)(e)                                       113                --(d)
Horizon PCS, Inc.,
   expires 10/01/10 (a)(e)                                       145                --(d)
Jazztel PLC,
   expires 07/15/10 (a)(e)                                        60                --(d)
                                                                       ---------------
                                                                                    --
                                                                       ---------------
TOTAL WARRANTS
   (cost of $5,213)                                                                923
                                                                       ---------------

                                                          SHARES
                                                     ---------------
COMMON STOCK (c)--0.0%
TRANSPORTATION, COMMUNICATIONS, ELECTRIC,
   GAS & SANITARY SERVICES--0.0%
POLLUTION CONTROL--0.0%
Fairlane Management Corp. (e)
   (cost of $0)                                                1,200                --(d)
                                                                       ---------------

                       See Notes to Investment Portfolio.

                                                           PAR              VALUE
                                                     ---------------   ---------------
SHORT-TERM OBLIGATION--9.4%
Repurchase agreement with State
   Street Bank & Trust Co.,
   dated 06/30/04, due 07/01/04
   at 1.150%, collateralized by a
   U.S. Treasury Note maturing
   02/15/12, market value $5,032,891
   (repurchase proceeds $4,932,158)
   (cost of $4,932,000)                              $     4,932,000   $     4,932,000
                                                                       ---------------
TOTAL INVESTMENTS--99.3%
   (cost of $52,616,673) (f)                                                52,279,459
                                                                       ---------------
OTHER ASSETS & LIABILITIES, NET--0.7%                                          390,011
                                                                       ---------------
NET ASSETS--100.0%                                                     $    52,669,470
                                                                       ===============

NOTES TO INVESTMENT PORTFOLIO:

(a) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2004, these securities amounted to $4,811,405, which represents 9.1% of net assets.
(b)  Security purchased on a delayed delivery basis.
(c)  Non-income producing security.
(d)  Security has no value.
(e) Represents fair value as determined in good faith under procedures approved by the Board of Trustees.
(f)  Cost for federal income tax purposes is $52,824,444.

            ACRONYM              NAME
            -------              ----
             REIT    Real Estate Investment Trust

                       See Notes to Financial Statements.

STATEMENT OF ASSETS & LIABILITIES
Columbia High Yield Fund, Variable Series / June 30, 2004 (Unaudited)

ASSETS:
Investments, at cost                                                          $    52,616,673
                                                                              ---------------
Investments, at value                                                         $    52,279,459
Cash                                                                                      317
Receivable for:
   Investments sold                                                                   117,575
   Fund shares sold                                                                   138,883
   Interest                                                                           798,393
Expense reimbursement due from Investment Advisor                                      10,910
Deferred Trustees' compensation plan                                                    1,696
                                                                              ---------------
     TOTAL ASSETS                                                                  53,347,233
                                                                              ---------------
LIABILITIES:
Payable for:
   Investments purchased on a delayed delivery basis                                  572,061
   Fund shares repurchased                                                             51,966
   Investment advisory fee                                                             24,383
   Transfer agent fee                                                                     403
   Pricing and bookkeeping fees                                                         1,973
   Audit fee                                                                           15,178
   Custody fee                                                                            884
   Reports to shareholders                                                              5,337
   Distribution fee--Class B                                                            2,220
Deferred Trustees' fees                                                                 1,696
Other liabilities                                                                       1,662
                                                                              ---------------
     TOTAL LIABILITIES                                                                677,763
                                                                              ---------------
NET ASSETS                                                                    $    52,669,470
                                                                              ===============
COMPOSITION OF NET ASSETS:
Paid-in capital                                                               $    62,085,060
Undistributed net investment income                                                   281,204
Accumulated net realized loss                                                      (9,359,580)
Net unrealized depreciation on investments                                           (337,214)
                                                                              ---------------
NET ASSETS                                                                    $    52,669,470
                                                                              ===============
CLASS A:
Net assets                                                                    $    10,560,768
Shares outstanding                                                                  1,141,500
                                                                              ===============
Net asset value per share                                                     $          9.25
                                                                              ===============
CLASS B:
Net assets                                                                    $    42,108,702
Shares outstanding                                                                  4,551,230
                                                                              ===============
Net asset value per share                                                     $          9.25
                                                                              ===============

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
Columbia High Yield Fund, Variable Series
For the Six Months Ended June 30, 2004 (Unaudited)

INVESTMENT INCOME:
Interest (net of foreign taxes withheld of $432)                              $     1,414,781
                                                                              ---------------
EXPENSES:
Investment advisory fee                                                               132,195
Distribution fee--Class B                                                              40,960
Transfer agent fee                                                                      2,486
Pricing and bookkeeping fees                                                           12,469
Trustees' fees                                                                          3,422
Custody fee                                                                             3,219
Audit fee                                                                              14,177
Non-recurring costs (See Note 6)                                                        2,042
Other expenses                                                                          9,972
                                                                              ---------------
     Total Expenses                                                                   220,942
Fees and expenses waived or reimbursed by Investment Advisor                          (59,488)
Fees waived by Distributor--Class B                                                   (31,130)
Non-recurring costs assumed by Investment Advisor (See Note 6)                         (2,042)
Custody earnings credit                                                                  (271)
                                                                              ---------------
     Net Expenses                                                                     128,011
                                                                              ---------------
Net Investment Income                                                               1,286,770
                                                                              ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on:
   Investments                                                                        113,128
   Foreign currency transactions                                                          544
                                                                              ---------------
     Net realized gain                                                                113,672
                                                                              ---------------
Net change in unrealized appreciation/depreciation on:
   Investments                                                                     (1,308,815)
   Foreign currency translations                                                          (66)
                                                                              ---------------
     Net change in unrealized appreciation/depreciation                            (1,308,881)
                                                                              ---------------
Net Loss                                                                           (1,195,209)
                                                                              ---------------
Net Increase in Net Assets from Operations                                    $        91,561
                                                                              ===============

                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Columbia High Yield Fund, Variable Series

                                                                                     (UNAUDITED)
                                                                                     SIX MONTHS           YEAR
                                                                                        ENDED             ENDED
                                                                                       JUNE 30,        DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                                      2004              2003
----------------------------------                                                 ---------------   ---------------
OPERATIONS:
Net investment income                                                              $     1,286,770   $     1,658,060
Net realized gain (loss) on investments and foreign currency transactions                  113,672          (856,112)
Net change in unrealized appreciation/depreciation on investments and foreign
   currency translations                                                                (1,308,881)        2,257,504
                                                                                   ---------------   ---------------
        Net Increase from Operations                                                        91,561         3,059,452
                                                                                   ---------------   ---------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
   Class A                                                                                (250,282)         (666,816)
   Class B                                                                                (641,908)       (1,094,776)
From net realized gains:
   Class A                                                                                      --           (20,678)
   Class B                                                                                      --           (48,075)
                                                                                   ---------------   ---------------
        Total Distributions Declared to Shareholders                                      (892,190)       (1,830,345)
                                                                                   ---------------   ---------------
SHARE TRANSACTIONS:
Class A:
   Subscriptions                                                                         2,831,807         8,243,839
   Proceeds received in connection with merger                                                  --        12,120,783
   Distributions reinvested                                                                250,282           687,494
   Redemptions                                                                          (4,479,223)      (11,587,253)
                                                                                   ---------------   ---------------
        Net Increase (Decrease)                                                         (1,397,134)        9,464,863
                                                                                   ---------------   ---------------
Class B:
   Subscriptions                                                                        19,763,796        13,066,846
   Proceeds received in connection with merger                                                  --        17,750,911
   Distributions reinvested                                                                641,908         1,142,851
   Redemptions                                                                          (6,027,028)       (4,362,756)
                                                                                   ---------------   ---------------
        Net Increase                                                                    14,378,676        27,597,852
                                                                                   ---------------   ---------------
Net Increase from Share Transactions                                                    12,981,542        37,062,715
                                                                                   ---------------   ---------------
Total Increase in Net Assets                                                            12,180,913        38,291,822

NET ASSETS:
Beginning of period                                                                     40,488,557         2,196,735
                                                                                   ---------------   ---------------
End of period (including undistributed (overdistributed) net investment income of
   $281,204 and $(113,376), respectively)                                          $    52,669,470   $    40,488,557
                                                                                   ===============   ===============
CHANGES IN SHARES:
Class A:
   Subscriptions                                                                           303,763           896,663
   Issued in connection with merger                                                             --         1,328,306
   Issued for distributions reinvested                                                      26,517            73,952
   Redemptions                                                                            (476,809)       (1,256,145)
                                                                                   ---------------   ---------------
        Net Increase (Decrease)                                                           (146,529)        1,042,776
                                                                                   ---------------   ---------------
Class B:
   Subscriptions                                                                         2,118,369         1,411,911
   Issued in connection with merger                                                             --         1,946,759
   Issued for distributions reinvested                                                      68,026           122,973
   Redemptions                                                                            (645,749)         (471,059)
                                                                                   ---------------   ---------------
        Net Increase                                                                     1,540,646         3,010,584
                                                                                   ---------------   ---------------

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Columbia High Yield Fund, Variable Series / June 30, 2004 (Unaudited)

NOTE 1. ORGANIZATION

Columbia High Yield Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust") is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   INVESTMENT GOAL--The Fund seeks a high level of income by investing primarily in non-investment grade corporate debt securities, commonly referred to as "junk" or "high yield" bonds. The Fund's secondary goal is capital appreciation.

   FUND SHARES--The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

   USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION--Debt securities generally are valued by a pricing service approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 2:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value under procedures approved by the Board of Trustees.

   SECURITY TRANSACTIONS--Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   REPURCHASE AGREEMENTS--The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

   DELAYED DELIVERY SECURITIES--The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies cash or liquid portfolio securities as segregated with the custodian in an amount equal to the delayed delivery commitment.

   INCOME RECOGNITION--Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date.

   FOREIGN CURRENCY TRANSACTIONS--The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

   DETERMINATION OF CLASS NET ASSET VALUES--All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

   FEDERAL INCOME TAX STATUS--The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

   DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on ex-date. Dividends from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

NOTE 3. FEDERAL TAX INFORMATION

The tax character of distributions paid during the year ended December 31, 2003 was as follows:

Distributions paid from:
     Ordinary income*                      $ 1,830,345
     Long-term capital gains                        --

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at June 30, 2004, based on cost of investments for federal income tax purposes was:

     Unrealized appreciation               $   408,918
     Unrealized depreciation                  (953,903)
                                           -----------
       Net unrealized depreciation         $  (544,985)
                                           ===========

The following capital loss carryforwards, determined as of December 31, 2003, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

      YEAR OF                            CAPITAL LOSS
    EXPIRATION                           CARRYFORWARD
    ----------                           ------------
       2005                              $     48,985
       2006                                    52,900
       2007                                 1,170,066
       2008                                 2,794,418
       2009                                 4,226,387
       2010                                   260,165
       2011                                   908,941
                                         ------------
                                         $  9,461,862
                                         ============

Of the capital loss carryforwards attributable to the Fund, $8,182,430 was obtained upon the Fund's merger with Colonial High Yield Securities Fund, Variable Series (See Note 7).

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Fund. Prior to April 1, 2004, Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston, including the Fund's investment advisor, transfer agent and distributor, was acquired by Bank of America Corporation ("BOA"). The acquisition did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

   INVESTMENT ADVISORY FEE--Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets as follows:

AVERAGE DAILY NET ASSETS                    ANNUAL FEE RATE
------------------------                    ---------------
First $1 billion                                 0.60%
Next $500 million                                0.55%
Over $1.5 billion                                0.50%

   ADMINISTRATION FEE--Columbia provides administrative and other services to the Fund. The Fund is not charged a fee for these services.

   PRICING AND BOOKKEEPING FEES--Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees received to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives an annual fee based on the average daily net assets of the Fund as follows:

AVERAGE DAILY NET ASSETS                      ANNUAL FEE RATE
------------------------                      ---------------
Under $50 million                                $  25,000
Over $50 million but less than $200 million      $  35,000
Over $200 million but less than $500 million     $  50,000
Over $500 million but less than $1 billion       $  85,000
Over $1 billion                                  $ 125,000

The Fund also pays additional fees for pricing services based on the number of securities held by the Fund. For the six months ended June 30, 2004, the Fund's annualized effective pricing and bookkeeping fee rate was 0.056%.

   TRANSFER AGENT FEE--Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund. For such services, the Transfer Agent receives a monthly fee, at the annual rate of $5,000. For the six months ended June 30, 2004, the Fund's annualized effective transfer agent fee rate was 0.01%.

   DISTRIBUTION FEES--Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. The Fund has adopted a 12b-1 plan which requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

   FEE WAIVERS--Columbia has agreed to reimburse certain fees of the Fund at the annual rate of 0.27% of the Fund's average daily net assets. In addition, the Distributor has agreed to waive Class B distribution fees at an annual rate of 0.19% of the Class B average daily net assets. Columbia and the Distributor had contractually agreed to maintain this arrangement until April 13, 2004. Subsequent to this date Columbia and the Distributor, at their discretion, may revise or discontinue this arrangement any time.

   CUSTODY CREDITS--The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

   FEES PAID TO OFFICERS AND TRUSTEES--The Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

   OTHER--Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the six months ended June 30, 2004, the Fund paid $672 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $19,492,702 and $7,898,195, respectively.

NOTE 6. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

   HIGH-YIELD SECURITIES--Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent there is no established secondary market.

   INDUSTRY FOCUS--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

   FOREIGN SECURITIES--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

   LEGAL PROCEEDINGS--Columbia, the Distributor, and certain of their affiliates (collectively, "The Columbia Group") have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds, as well as other industry wide issues. The Columbia Group has not uncovered any instances where Columbia or the Distributor were knowingly involved in late trading of mutual fund shares.

On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against Columbia and the Distributor, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares as well as other industry wide issues. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against Columbia and the Distributor alleging that Columbia and the Distributor had violated certain New York anti-fraud statutes. If either Columbia or the Distributor is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor or distributor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could prevent Columbia, the Distributor or any company that is an affiliated person of Columbia and the Distributor from serving as an investment advisor or distributor for any registered investment company, including your fund. Your fund has been informed by Columbia and the Distributor that, if these results occur, they will seek exemptive relief from the SEC to permit them to continue to serve as your fund's investment advisor and distributor. There is no assurance that such exemptive relief will be granted. On March 15, 2004, Columbia and the Distributor entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, Columbia and the Distributor agreed, among other things, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring Columbia and the Distributor to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review Columbia's and the Distributor's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, the Columbia Group has agreed to reduce mutual fund fees by $80 million over a five-year period.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or FleetBoston (and affiliated entities). These suits and certain regulatory investigations are ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made. For the six months ended June 30, 2004, Columbia has assumed $2,042 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

NOTE 7. BUSINESS COMBINATIONS AND MERGERS

   FUND MERGERS--On April 14, 2003, the Colonial High Yield Securities Fund, Variable Series merged into the Galaxy VIP Columbia High Yield Fund II, previously a fund of the Galaxy VIP Fund, a separate Massachusetts business trust. Also on April 14, 2003, Galaxy VIP Columbia High Yield Fund II, created a Class B into which Colonial High Yield Securities Fund, Variable Series Class B shares were reorganized. Galaxy VIP Columbia High Yield Fund II received a tax-free transfer of assets from Colonial High Yield Securities Fund, Variable Series as follows:

      SHARES            NET ASSETS           UNREALIZED
      ISSUED             RECEIVED           DEPRECIATION(1)
   --------------  ---------------------  -------------------
    3,275,065          $ 29,871,694           $ 1,355,526

    NET ASSETS
   OF GALAXY VIP        NET ASSETS           NET ASSETS OF
     COLUMBIA        OF COLONIAL HIGH     GALAXY VIP COLUMBIA
    HIGH YIELD       YIELD SECURITIES     HIGH YIELD FUND II
      FUND II      FUND, VARIABLE SERIES      IMMEDIATELY
     PRIOR TO      IMMEDIATELY PRIOR TO          AFTER
    COMBINATION         COMBINATION           COMBINATION
   --------------  ---------------------  -------------------
    $ 2,264,927        $ 29,871,694           $ 32,136,621

(1) Unrealized depreciation is included in the Net Assets Received amount shown above.

Also on April 14, 2003, subsequent to the merger described above, the Galaxy VIP Columbia High Yield Fund II was reorganized as the Columbia High Yield Fund, Variable Series.

The accompanying statement of changes in net assets and financial highlights for the Fund represents the historical operations of the Galaxy VIP Columbia High Yield Fund II for periods prior to April 14, 2003.

FINANCIAL HIGHLIGHTS
Columbia High Yield Fund, Variable Series--Class B Shares

Selected data for a share outstanding throughout each period is as follows:

                                                                                     (UNAUDITED)
                                                                                     SIX MONTHS            PERIOD
                                                                                       ENDED                ENDED
                                                                                      JUNE 30,           DECEMBER 31,
                                                                                        2004               2003 (a)
                                                                                   ---------------     ---------------
NET ASSET VALUE, BEGINNING OF PERIOD                                               $          9.42     $          9.12
                                                                                   ---------------     ---------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                                                                     0.27                0.41
Net realized and unrealized gain (loss) on investments and foreign currency                  (0.24)               0.34
                                                                                   ---------------     ---------------
       Total from Investment Operations                                                       0.03                0.75
                                                                                   ---------------     ---------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                                                   (0.20)              (0.43)
From net realized gains                                                                         --               (0.02)
                                                                                   ---------------     ---------------
       Total Distributions Declared to Shareholders                                          (0.20)              (0.45)
                                                                                   ---------------     ---------------
NET ASSET VALUE, END OF PERIOD                                                     $          9.25     $          9.42
                                                                                   ===============     ===============
Total return (c)(d)(e)(f)                                                                     0.29%               8.44%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (g)(h)                                                                               0.60%               0.76%
Net investment income (g)(h)                                                                  5.82%               6.21%
Waiver/reimbursement (h)                                                                      0.46%               0.46%
Portfolio turnover rate                                                                         20%(f)             112%
Net assets, end of period (000's)                                                  $        42,109     $        28,356

(a) For the period from commencement of operations on April 14, 2003 to December 31, 2003.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Total return at net asset value assuming all distributions reinvested.
(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(e) Had the Investment Advisor and/or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)  Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.

PORTFOLIO MANAGERS' DISCUSSION
Columbia International Fund, Variable Series / June 30, 2004

Columbia International Fund, Variable Series seeks long-term capital growth by investing primarily in equity securities of growth companies located outside the United States.

James M. McAlear, Penelope L. Burgess and Deborah F. Snee are the fund's portfolio managers. Mr. McAlear has managed or co-managed the fund since February 2003. He has been with the advisor since 1992. Ms. Burgess and Ms. Snee have been co-managing the fund since July 2004. Ms. Burgess has been with the advisor since 1993. Ms. Snee has been with the firm since 1999.

Generally speaking, international stock markets were stronger performers than the US markets during the first six months of 2004. For example, markets in the United Kingdom, France and Switzerland all rose between 3.0% and 4.0%. Japan, however, was a standout. Its markets gained 10.8%. In this environment, the portfolio enjoyed strong returns from its investments in Japan. However, fund performance fell short of its benchmark, the MSCI All Country World ex US Index, for the six-month period that ended June 30, 2004. The fund's underperformance can be attributed to its significant commitments in the German and Thai markets.

   The German market was weak, particularly in the first half of the period, as investors reacted to increasing evidence that the 2003 profit recovery had begun to falter. Business and consumer confidence also began to deteriorate during this time. In the Thai market, one of the strongest performers in 2003, we began the period with a relatively large weighting. However, Thai stocks declined along with other Asian markets after China's growth showed signs of tapering off. We sold our positions in Siam Cement and Land & Houses at a profit, which significantly reduced our exposure to the Thai market.

   An underweight position in the strong energy sector in the United Kingdom also detracted from the portfolio's return. However, we added to our UK energy holdings in the second half of the period by adding to our position in BP and with the purchase of Shell Transport & Trading (2.5% and 0.7% of net assets, respectively).

A SIZEABLE STAKE IN JAPAN AIDED PERFORMANCE

The fund benefited from its large exposure in Japanese stocks (25.1% of net assets). Although Japanese stock prices pulled back somewhat in the second quarter of 2004, we believe its economic prospects are the brightest in a decade as domestic demand growth complements what began as an export-led recovery. We continued to emphasize financial holdings, such as Millea Holdings, Japan's largest insurance company; Mitsubishi Estate, a leading real estate group; and UFJ Holdings, a leading bank (1.1%, 1.0% and 0.4% of net assets, respectively).

PORTFOLIO POSITIONED FOR AN INCREASE IN INTEREST RATES AND INFLATION

We are optimistic about the prospects for international markets in the second half of 2004. In general, we believe earnings growth prospects are positive and current valuations are at historically attractive levels for all major foreign stock markets. However, central banks have begun to increase short-term interest rates and there are clear signs that inflation has begun to warrant more attention. As a result, we have slightly lowered the portfolio's risk exposure. We reduced the fund's holdings in emerging markets as well as its exposure to smaller companies, and we increased the fund's emphasis on financially strong companies with attractive growth prospects. In the United Kingdom, we increased our holdings in energy and consumer staples, adding positions in Unilever, one of the world's largest producers of brand-name consumer goods, and William Morrison Supermarkets, a leading supermarket chain (1.6% and 0.5% of net assets, respectively). We also added to several pharmaceuticals positions, including AstraZeneca and GlaxoSmithKline (1.2% and 1.5% of net assets, respectively).

Economic and market conditions change frequently. There is no assurance that the trends described here will continue or commence.

An investment in Columbia International Fund, Variable Series may present certain risks, including stock market fluctuations that occur in response to economic and business developments. The fund invests in foreign securities, which have special risks, including political or economic instability and higher transactions costs; different regulations, accounting standards, trading practices and levels of information; and currency exchange rate fluctuations.

As a non-diversified portfolio, the fund may invest a significant percentage of its assets in a single issuer. As a result it may have increased risk compared to a more diversified fund.

Holdings are disclosed as of June 30, 2004 and are subject to change.

PERFORMANCE INFORMATION
Columbia International Fund, Variable Series / June 30, 2004

AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2004 (%)

                            (CUMULATIVE)
                              6-MONTH     1-YEAR   5-YEAR   10-YEAR
-------------------------------------------------------------------
Class B (6/1/00)                2.37       25.46    -0.90     2.07
MSCI All Country
   World ex US Index            4.11       32.48     0.96     4.40

Inception date of share class is in parentheses.

NET ASSET VALUE PER SHARE ($)       12/31/03    6/30/04
-------------------------------------------------------
Class B                               1.69       1.73

[CHART]

VALUE OF A $10,000 INVESTMENT, 7/1/94(1) - 6/30/04

Class B: $12,279

                             CLASS B SHARES      MSCI ALL COUNTRY WORLD EX US INDEX
7/1/94                        $     10,000                  $     10,000
7/31/94                       $     10,258                  $     10,163
8/31/94                       $     10,568                  $     10,504
9/30/94                       $     10,258                  $     10,244
10/31/94                      $     10,309                  $     10,520
11/30/94                      $      9,846                  $     10,012
12/31/94                      $      9,691                  $      9,989
1/31/95                       $      9,124                  $      9,536
2/28/95                       $      8,970                  $      9,484
3/31/95                       $      9,124                  $     10,020
4/30/95                       $      9,381                  $     10,411
5/31/95                       $      9,381                  $     10,364
6/30/95                       $      9,330                  $     10,221
7/31/95                       $      9,845                  $     10,801
8/31/95                       $      9,845                  $     10,426
9/30/95                       $      9,999                  $     10,604
10/31/95                      $      9,844                  $     10,321
11/30/95                      $      9,999                  $     10,564
12/31/95                      $     10,257                  $     10,982
1/31/96                       $     10,205                  $     11,132
2/29/96                       $     10,205                  $     11,132
3/31/96                       $     10,413                  $     11,341
4/30/96                       $     10,985                  $     11,684
5/31/96                       $     10,881                  $     11,509
6/30/96                       $     10,933                  $     11,568
7/31/96                       $     10,517                  $     11,184
8/31/96                       $     10,674                  $     11,250
9/30/96                       $     10,778                  $     11,529
10/31/96                      $     10,517                  $     11,413
11/30/96                      $     10,934                  $     11,854
12/31/96                      $     10,833                  $     11,716
1/31/97                       $     10,888                  $     11,501
2/28/97                       $     10,999                  $     11,711
3/31/97                       $     10,999                  $     11,687
4/30/97                       $     10,944                  $     11,786
5/31/97                       $     11,774                  $     12,513
6/30/97                       $     12,382                  $     13,204
7/31/97                       $     12,437                  $     13,471
8/31/97                       $     11,573                  $     12,411
9/30/97                       $     12,016                  $     13,082
10/31/97                      $     10,964                  $     11,967
11/30/97                      $     10,631                  $     11,818
12/31/97                      $     10,479                  $     11,954
1/31/98                       $     10,832                  $     12,311
2/28/98                       $     11,362                  $     13,132
3/31/98                       $     12,069                  $     13,587
4/30/98                       $     12,304                  $     13,684
5/31/98                       $     12,304                  $     13,435
6/30/98                       $     12,010                  $     13,386
7/31/98                       $     12,363                  $     13,513
8/31/98                       $     10,555                  $     11,608
9/30/98                       $     10,083                  $     11,363
10/31/98                      $     10,849                  $     12,553
11/30/98                      $     11,438                  $     13,228
12/31/98                      $     11,836                  $     13,683
1/31/99                       $     11,836                  $     13,667
2/28/99                       $     11,599                  $     13,361
3/31/99                       $     12,014                  $     14,007
4/30/99                       $     12,724                  $     14,707
5/31/99                       $     12,132                  $     14,016
6/30/99                       $     12,842                  $     14,661
7/31/99                       $     13,316                  $     15,004
8/31/99                       $     13,434                  $     15,056
9/30/99                       $     13,493                  $     15,157
10/31/99                      $     13,848                  $     15,721
11/30/99                      $     14,736                  $     16,350
12/31/99                      $     16,638                  $     17,909
1/31/2000                     $     15,625                  $     16,937
2/29/2000                     $     16,222                  $     17,394
3/31/2000                     $     16,460                  $     18,048
4/30/2000                     $     15,207                  $     17,041
5/31/2000                     $     14,909                  $     16,605
6/30/2000                     $     14,969                  $     17,312
7/31/2000                     $     14,492                  $     16,628
8/31/2000                     $     14,670                  $     16,835
9/30/2000                     $     14,203                  $     15,900
10/31/2000                    $     13,659                  $     15,395
11/30/2000                    $     13,297                  $     14,705
12/31/2000                    $     13,566                  $     15,206
1/31/2001                     $     13,144                  $     15,435
2/28/2001                     $     12,160                  $     14,212
3/31/2001                     $     11,176                  $     13,207
4/30/2001                     $     11,738                  $     14,105
5/31/2001                     $     11,387                  $     13,716
6/30/2001                     $     11,176                  $     13,191
7/31/2001                     $     10,825                  $     12,897
8/31/2001                     $     10,755                  $     12,577
9/30/2001                     $     10,052                  $     11,242
10/31/2001                    $     10,052                  $     11,557
11/30/2001                    $     10,192                  $     12,085
12/31/2001                    $     10,263                  $     12,241
1/31/2002                     $      9,771                  $     11,717
2/28/2002                     $      9,841                  $     11,802
3/31/2002                     $     10,123                  $     12,428
4/30/2002                     $     10,264                  $     12,524
5/31/2002                     $     10,194                  $     12,661
6/30/2002                     $     10,053                  $     12,114
7/31/2002                     $      9,139                  $     10,933
8/31/2002                     $      9,210                  $     10,934
9/30/2002                     $      8,577                  $      9,775
10/31/2002                    $      8,788                  $     10,299
11/30/2002                    $      8,929                  $     10,794
12/31/2002                    $      8,872                  $     10,446
1/31/2003                     $      8,450                  $     10,080
2/28/2003                     $      8,520                  $      9,875
3/31/2003                     $      8,520                  $      9,684
4/30/2003                     $      9,083                  $     10,617
5/31/2003                     $      9,717                  $     11,293
6/30/2003                     $      9,787                  $     11,606
7/31/2003                     $      9,928                  $     11,915
8/31/2003                     $     10,069                  $     12,270
9/30/2003                     $     10,424                  $     12,613
10/31/2003                    $     11,057                  $     13,431
11/30/2003                    $     11,198                  $     13,724
12/31/2003                    $     11,995                  $     14,771
1/31/2004                     $     12,209                  $     15,009
2/29/2004                     $     12,421                  $     15,390
3/31/2004                     $     12,563                  $     15,485
4/30/2004                     $     12,137                  $     15,004
5/31/2004                     $     11,995                  $     15,052
6/30/2004                     $     12,279                  $     15,379

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PROVIDED. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT YOUR INSURANCE COMPANY.

Total return performance includes changes in share price and reinvestment of all distributions. The Morgan Stanley Capital International (MSCI) All Country World ex US Index is an unmanaged index of global stock market performance that includes developed and emerging markets but excludes the United States. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

Class B shares (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. If differences in expenses were reflected, the returns for the periods prior to the inception of the new class of shares would be lower.

(1) Inception date of class A shares (oldest existing share class) is May 2, 1994.

INVESTMENT PORTFOLIO
Columbia International Fund, Variable Series / June 30, 2004 (Unaudited)

                                                         SHARES             VALUE
                                                     ---------------   ---------------
COMMON STOCKS--98.3%
CONSUMER DISCRETIONARY--15.7%
AUTOMOBILES--2.6%
Renault SA                                                    14,000   $     1,068,777
Toyota Motor Corp.                                            23,700           961,451
                                                                       ---------------
                                                                             2,030,228
                                                                       ---------------
HOTELS, RESTAURANTS & LEISURE--2.0%
Accor SA                                                      14,440           610,839
Carnival Corp.                                                11,100           521,700
Compass Group PLC                                             61,922           379,103
                                                                       ---------------
                                                                             1,511,642
                                                                       ---------------
HOUSEHOLD DURABLES--2.7%
Funai Electric Co., Ltd.                                       2,800           422,722
Koninklijke Philips Electronics NV                            33,700           912,356
Matsushita Electric Industrial Co., Ltd.                      55,000           783,685
                                                                       ---------------
                                                                             2,118,763
                                                                       ---------------
MEDIA--4.2%
Dentsu, Inc.                                                     118           304,989
JC Decaux SA (a)                                              30,100           645,734
News Corp., Ltd.                                              45,300           398,906
Reuters Group PLC                                             79,300           535,715
Pearson PLC                                                   79,000           962,492
WPP Group PLC                                                 37,400           380,945
                                                                       ---------------
                                                                             3,228,781
                                                                       ---------------
PERSONAL PRODUCTS--0.3%
Oriflame Cosmetics SA, SDR (a)                                 6,900           246,811
                                                                       ---------------
MULTILINE RETAIL--2.7%
Aeon Co., Ltd.                                                 9,300           375,161
Isetan Co., Ltd.                                              39,000           562,096
Seiyu Ltd. (a)                                                85,000           279,567
Takashimaya Co., Ltd.                                         43,000           497,826
Wal-Mart de Mexico SA de CV,
   Series V                                                  119,600           355,093
                                                                       ---------------
                                                                             2,069,743
                                                                       ---------------
SPECIALTY RETAIL--1.2%
Aoyama Trading Co., Ltd.                                      20,300           549,861
Nitori Co., Ltd.                                               6,350           398,216
                                                                       ---------------
                                                                               948,077
                                                                       ---------------

CONSUMER STAPLES--8.7%
BEVERAGES--1.0%
Diageo PLC                                                    59,400           802,473
                                                                       ---------------
FOOD & STAPLES RETAILING--1.2%
Metro AG                                                      12,152           577,933
William Morrison Supermarkets
   PLC                                                        87,325           367,943
                                                                       ---------------
                                                                               945,876
                                                                       ---------------
FOOD PRODUCTS--3.6%
Nestle SA                                                      5,811         1,550,813
Unilever PLC                                                 121,640         1,197,034
                                                                       ---------------
                                                                             2,747,847
                                                                       ---------------
HOUSEHOLD PRODUCTS--1.5%
Reckitt Benckiser PLC                                         40,534         1,148,857
                                                                       ---------------
TOBACCO--1.4%
Imperial Tobacco Group PLC                                    51,218   $     1,106,226
                                                                       ---------------

ENERGY--9.0%
OIL & GAS--9.0%
BP PLC                                                       220,020         1,945,393
EnCana Corp.                                                  25,200         1,084,895
ENI-Ente Nazionale Idrocarburi SpA                            82,000         1,631,447
Norsk Hydro ASA                                                5,660           367,813
PTT Public Co., Ltd., NVDR                                   147,000           560,072
Shell Transport & Trading Co., PLC                            77,100           567,319
Total SA                                                       3,900           745,546
                                                                       ---------------
                                                                             6,902,485
                                                                       ---------------

FINANCIALS--22.8%
CAPITAL MARKETS--1.1%
Credit Suisse Group (a)                                       23,420           833,974
                                                                       ---------------
COMMERCIAL BANKS--13.8%
Alpha Bank AE                                                 22,440           572,364
Anglo Irish Bank Corp., PLC                                   33,600           526,328
Banco Popolare di Verona e Novara                             23,100           397,297
Banco Popular Espanol SA                                       8,170           462,005
Bank of Ireland                                               30,352           405,228
Barclays PLC                                                  88,170           753,345
Credit Agricole SA                                            37,600           917,300
Danske Bank SA                                                16,400           388,832
Erste Bank der Oesterreichischen
   Sparkassen AG                                               3,800           597,386
Hansabank Ltd.                                                38,400           322,284
HBOS PLC                                                      29,780           369,591
Kookmin Bank, ADR (a)                                         10,300           323,214
Lloyds TSB Group PLC                                          49,650           389,865
Mitsubishi Tokyo Financial Group, Inc.                            65           605,103
Mizuho Financial Group, Inc.                                     101           460,316
National Bank of Greece SA                                    17,355           376,441
Siam Commercial Bank Public
   Co., Ltd., Foreign Registered Shares                      255,900           289,689
Skandinaviska Enskilda Banken AB                              27,000           391,220
Societe Generale                                               4,700           400,824
Sumitomo Mitsui Financial Group, Inc.                             61           418,456
Royal Bank of Scotland Group PLC                              33,420           964,957
UFJ Holdings, Inc.                                                68           302,415
                                                                       ---------------
                                                                            10,634,460
                                                                       ---------------
DIVERSIFIED FINANCIAL SERVICES--1.9%
ING Groep NV                                                  36,457           865,226
Nomura Holdings, Inc.                                         42,000           625,379
                                                                       ---------------
                                                                             1,490,605
                                                                       ---------------
INSURANCE--4.3%
Allianz AG, Registered Shares                                  6,075           660,750
AXA                                                           18,300           404,971
Irish Life & Permanent PLC                                    31,800           490,135
Millea Holdings, Inc.                                             55           817,056
Mitsui Sumitomo Insurance Co., Ltd.                           42,000           397,132
T&D Holdings, Inc.                                            10,800           538,573
                                                                       ---------------
                                                                             3,308,617
                                                                       ---------------

                       See Notes to Investment Portfolio.

                                                         SHARES             VALUE
                                                     ---------------   ---------------
REAL ESTATE--1.7%
Mitsubishi Estate Co., Ltd.                                   63,000   $       785,585
Sumitomo Realty & Development Co.,
   Ltd.                                                       43,000           534,126
                                                                       ---------------
                                                                             1,319,711
                                                                       ---------------

HEALTH CARE--10.5%
HEALTH CARE EQUIPMENT & SUPPLIES--2.2%
Nobel Biocare Holding AG                                       3,000           470,142
Smith & Nephew PLC                                           115,697         1,248,476
                                                                       ---------------
                                                                             1,718,618
                                                                       ---------------
PHARMACEUTICALS--8.3%
AstraZeneca PLC                                               20,200           908,618
Chugai Pharmaceutical Co., Ltd.                               72,500         1,136,790
GlaxoSmithKline PLC                                           58,300         1,182,986
Novartis AG, Registered Shares                                21,950           970,023
Sanofi-Synthelabo SA                                          14,600           926,515
Takeda Pharmaceutical Co., Ltd.                               11,400           501,215
Teva Pharmaceutical Industries Ltd.,
   ADR                                                        11,800           794,022
                                                                       ---------------
                                                                             6,420,169
                                                                       ---------------

INDUSTRIALS--10.7%
BUILDING PRODUCTS--0.8%
Wienerberger AG                                               17,200           600,046
                                                                       ---------------
COMMERCIAL SERVICES & SUPPLIES--1.7%
Capita Group PLC                                             152,270           880,993
Randstad Holding NV                                           14,900           409,755
                                                                       ---------------
                                                                             1,290,748
                                                                       ---------------
CONSTRUCTION & ENGINEERING--2.2%
JGC Corp.                                                     37,000           358,059
Shimizu Corp.                                                 95,000           430,380
Taisei Corp.                                                 111,000           419,298
Vinci SA                                                       5,290           533,767
                                                                       ---------------
                                                                             1,741,504
                                                                       ---------------
INDUSTRIAL CONGLOMERATES--1.8%
Aeon Mall Co., Ltd.                                            1,700           101,045
Burberry Group PLC                                            88,400           656,780
NIWS Co., Ltd.                                                    66           197,923
Siemens AG, Registered Shares                                  5,549           401,323
                                                                       ---------------
                                                                             1,357,071
                                                                       ---------------
MACHINERY--2.7%
Atlas Copco AB, Class B                                       22,900           783,718
Heidelberger Druckmaschinen AG                                12,800           422,909
Linde AG                                                       8,400           463,802
Volvo AB, Class B                                             11,100           387,330
                                                                       ---------------
                                                                             2,057,759
                                                                       ---------------
ROAD & RAIL--1.0%
Canadian National Railway Co.                                  9,273           400,186
Tokyu Corp.                                                   79,000           404,741
                                                                       ---------------
                                                                               804,927
                                                                       ---------------
TRADING COMPANIES & DISTRIBUTORS--0.5%
Mitsubishi Corp.                                              41,000   $       398,445
                                                                       ---------------

INFORMATION TECHNOLOGY--6.9%
COMPUTERS & PERIPHERALS--0.9%
Fujitsu Ltd.                                                  98,000           695,427
                                                                       ---------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--3.5%
Celestica, Inc. (a)                                           23,600           470,625
Keyence Corp.                                                  1,700           389,501
Kyocera Corp.                                                  4,800           409,981
Samsung Electronics Co., Ltd.,
   GDR                                                         3,143           650,192
Tandberg ASA                                                  41,000           433,697
TDK Corp.                                                      4,400           334,233
                                                                       ---------------
                                                                             2,688,229
                                                                       ---------------
IT SERVICES--0.5%
TIS, Inc.                                                      9,100           388,880
                                                                       ---------------
OFFICE ELECTRONICS--1.5%
Canon, Inc.                                                   22,300         1,181,901
                                                                       ---------------
SEMICONDUCTORS & SEMICONDUCTOR
   EQUIPMENT--0.5%
ARM Holdings PLC                                             152,278           333,104
Taiwan Semiconductor
   Manufacturing Co., Ltd., ADR                                5,128            42,610
                                                                       ---------------
                                                                               375,714
                                                                       ---------------

MATERIALS--4.8%
CHEMICALS--3.6%
BASF AG                                                       15,600           837,967
L'Air Liquide SA                                               3,586           594,554
Mitsubishi Chemical Corp.                                    168,000           446,421
Syngenta AG                                                   11,000           923,758
                                                                       ---------------
                                                                             2,802,700
                                                                       ---------------
CONSTRUCTION MATERIALS--0.8%
Cemex SA de CV, ADR                                           19,600           570,360
                                                                       ---------------
PAPER & FOREST PRODUCTS--0.4%
UPM-Kymmene Oyj                                               17,600           335,317
                                                                       ---------------

TELECOMMUNICATION SERVICES--5.8%
DIVERSIFIED TELECOMMUNICATION SERVICES--3.0%
Bharti Tele-Ventures Ltd. (a)                                103,400           306,904
France Telecom SA                                             15,049           393,814
Nippon Telegraph & Telephone Corp.                                81           432,143
Telefonaktiebolaget LM Ericsson,
   ADR (a)                                                    39,700         1,187,824
                                                                       ---------------
                                                                             2,320,685
                                                                       ---------------
WIRELESS TELECOMMUNICATION SERVICES--2.8%
Mobile Telesystems, ADR                                        3,100           378,200
NTT DoCoMo, Inc.                                                 295           530,757
Vodafone Group PLC                                           557,900         1,225,897
                                                                       ---------------
                                                                             2,134,854
                                                                       ---------------

                       See Notes to Investment Portfolio.

                                                         SHARES             VALUE
                                                     ---------------   ---------------
UTILITIES--3.4%
ELECTRIC UTILITIES--2.9%
E.ON AG                                                       16,474   $     1,191,744
National Grid Transco PLC                                     79,850           620,454
Scottish Power PLC                                            53,502           387,607
                                                                       ---------------
                                                                             2,199,805
                                                                       ---------------
GAS UTILITIES--0.5%
Enagas                                                        36,300           394,437
                                                                       ---------------
TOTAL COMMON STOCKS
   (cost of $65,394,727)                                                    75,872,772
                                                                       ---------------

                                                           PAR
                                                     ---------------
SHORT-TERM OBLIGATION--1.6%
Repurchase agreement with State
   Street Bank & Trust Co.,
   dated 06/30/04, due 07/01/04
   at 1.170%, collateralized by a
   U.S. Treasury Note maturing
   08/15/05, market value $1,306,925
   (repurchase proceeds $1,277,042)
   (cost of $1,277,000)                              $     1,277,000         1,277,000
                                                                       ---------------
TOTAL INVESTMENTS--99.9%
   (cost of $66,671,727) (b)                                                77,149,772
                                                                       ---------------
OTHER ASSETS & LIABILITIES, NET--0.1%                                           38,861
                                                                       ---------------
NET ASSETS--100.0%                                                     $    77,188,633
                                                                       ===============

NOTES TO INVESTMENT PORTFOLIO:

(a)  Non-income producing security.
(b) Cost for both financial statement and federal income tax purposes is the same.

SUMMARY OF SECURITIES                               % OF TOTAL
    BY COUNTRY                        VALUE        INVESTMENTS
---------------------             -------------    -----------
Japan                             $  19,376,856       25.1%
United Kingdom                       19,316,175       25.0
France                                7,242,639        9.4
Switzerland                           4,748,710        6.2
Germany                               4,556,428        5.9
Sweden                                2,750,093        3.6
Netherlands                           2,187,337        2.8
Italy                                 2,028,743        2.6
Canada                                1,955,706        2.5
Ireland                               1,421,690        1.9
United States                         1,277,000        1.7
Austria                               1,197,432        1.6
Korea, Republic of                      973,406        1.3
Greece                                  948,805        1.2
Mexico                                  925,453        1.2
Spain                                   856,442        1.1
Thailand                                849,761        1.1
Norway                                  801,510        1.0
Israel                                  794,022        1.0
Panama                                  521,700        0.7
Australia                               398,906        0.5
Denmark                                 388,832        0.5
Russian Federation                      378,200        0.5
Finland                                 335,317        0.4
Estonia                                 322,284        0.4
India                                   306,904        0.4
Luxembourg                              246,811        0.3
Taiwan                                   42,610        0.1
                                  -------------      -----
                                  $  77,149,772      100.0%
                                  =============      =====

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

            ACRONYM              NAME
            -------              -----
            ADR        American Depositary Receipt
            GDR        Global Depositary Receipt
            NVDR       Non-Voting Depositary Receipt
            SDR        Swedish Depositary Receipt

                       See Notes to Financial Statements.

STATEMENT OF ASSETS & LIABILITIES
Columbia International Fund, Variable Series / June 30, 2004 (Unaudited)

ASSETS:
Investments, at cost                                                          $    66,671,727
                                                                              ---------------
Investments, at value                                                         $    77,149,772
Cash                                                                                      406
Foreign currency (cost of $307,715)                                                   308,172
Receivable for:
   Fund shares sold                                                                    95,643
   Interest                                                                                95
   Dividends                                                                          101,769
   Foreign tax reclaim                                                                 40,196
Expense reimbursement due from Investment Advisor                                      25,894
Deferred Trustees' compensation plan                                                    4,762
Other assets                                                                            2,708
                                                                              ---------------
     TOTAL ASSETS                                                                  77,729,417
                                                                              ---------------
LIABILITIES:
Payable for:
   Investments purchased                                                              398,585
   Fund shares repurchased                                                             49,912
   Investment advisory fee                                                             43,787
   Transfer agent fee                                                                     530
   Pricing and bookkeeping fees                                                         3,846
   Reports to shareholders                                                              6,680
   Distribution fee--Class B                                                            1,767
Deferred Trustees' fees                                                                 4,762
Foreign capital gains tax                                                              30,915
                                                                              ---------------
     TOTAL LIABILITIES                                                                540,784
                                                                              ---------------
NET ASSETS                                                                    $    77,188,633
                                                                              ===============
COMPOSITION OF NET ASSETS:
Paid-in capital                                                               $    80,451,754
Undistributed net investment income                                                   749,729
Accumulated net realized loss                                                     (14,463,492)
Net unrealized appreciation (depreciation) on:
   Investments                                                                     10,478,045
   Foreign currency translations                                                        3,512
   Foreign capital gains tax                                                          (30,915)
                                                                              ---------------
NET ASSETS                                                                    $    77,188,633
                                                                              ===============
CLASS A:
Net assets                                                                    $    70,631,253
Shares outstanding                                                                 40,749,838
                                                                              ===============
Net asset value per share                                                     $          1.73
                                                                              ===============
CLASS B:
Net assets                                                                    $     6,557,380
Shares outstanding                                                                  3,798,731
                                                                              ===============
Net asset value per share                                                     $          1.73
                                                                              ===============

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
Columbia International Fund, Variable Series
For the Six Months Ended June 30, 2004 (Unaudited)

INVESTMENT INCOME:
Dividends                                                                     $     1,012,573
Interest                                                                                3,519
                                                                              ---------------
     Total Investment Income (net of foreign taxes withheld of $134,681)            1,016,092
                                                                              ---------------
EXPENSES:
Investment advisory fee                                                               361,455
Distribution fee--Class B                                                               8,427
Transfer agent fee                                                                      3,654
Pricing and bookkeeping fees                                                           16,671
Trustees' fees                                                                          2,932
Custody fee                                                                            29,891
Non-recurring costs (See Note 7)                                                        3,413
Other expenses                                                                         29,284
                                                                              ---------------
     Total Expenses                                                                   455,727
Fees and expenses waived or reimbursed by Investment Advisor                          (84,340)
Non-recurring costs assumed by Investment Advisor (See Note 7)                         (3,413)
                                                                              ---------------
     Net Expenses                                                                     367,974
                                                                              ---------------
Net Investment Income                                                                 648,118
                                                                              ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY AND
  FOREIGN CAPITAL GAINS TAX:
Net realized gain (loss) on:
   Investments                                                                     10,492,508
   Foreign currency transactions                                                      (10,112)
   Net realized loss on the disposal of investments purchased in error
     (See Note 6)                                                                          --
                                                                              ---------------
     Net realized gain                                                             10,482,396
                                                                              ---------------
Net change in unrealized appreciation/depreciation on:
   Investments                                                                     (9,280,510)
   Foreign currency translations                                                      (44,284)
   Foreign capital gains tax                                                           72,852
                                                                              ---------------
     Net change in unrealized appreciation/depreciation                            (9,251,942)
                                                                              ---------------
Net Gain                                                                            1,230,454
                                                                              ---------------
Net Increase in Net Assets from Operations                                    $     1,878,572
                                                                              ===============

                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Columbia International Fund, Variable Series

                                                                                     (UNAUDITED)
                                                                                     SIX MONTHS           YEAR
                                                                                        ENDED             ENDED
                                                                                      JUNE 30,        DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                                      2004              2003
----------------------------------                                                 ---------------   ---------------
OPERATIONS:
Net investment income                                                              $       648,118   $     1,145,148
Net realized gain (loss) on investments and foreign currency transactions               10,482,396        (2,602,025)
Net change in unrealized appreciation/depreciation on investments, foreign
   currency translations and foreign capital gains tax                                  (9,251,942)       24,758,829
                                                                                   ---------------   ---------------
        Net Increase from Operations                                                     1,878,572        23,301,952
                                                                                   ---------------   ---------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
   Class A                                                                                      --          (780,341)
   Class B                                                                                      --           (54,564)
                                                                                   ---------------   ---------------
        Total Distributions Declared to Shareholders                                            --          (834,905)
                                                                                   ---------------   ---------------
SHARE TRANSACTIONS:
Class A:
   Subscriptions                                                                         1,711,628        22,045,783
   Proceeds received in connection with merger                                                  --        35,910,049
   Distributions reinvested                                                                     --           780,341
   Redemptions                                                                          (7,985,954)      (33,015,574)
                                                                                   ---------------   ---------------
        Net Increase (Decrease)                                                         (6,274,326)       25,720,599
                                                                                   ---------------   ---------------
Class B:
   Subscriptions                                                                           302,295           261,779
   Proceeds received in connection with merger                                                  --         5,503,084
   Distributions reinvested                                                                     --            54,564
   Redemptions                                                                            (719,716)         (888,774)
                                                                                   ---------------   ---------------
        Net Increase (Decrease)                                                           (417,421)        4,930,653
                                                                                   ---------------   ---------------
Net Increase (Decrease) from Share Transactions                                         (6,691,747)       30,651,252
                                                                                   ---------------   ---------------
Total Increase (Decrease) in Net Assets                                                 (4,813,175)       53,118,299

NET ASSETS:
Beginning of period                                                                     82,001,808        28,883,509
                                                                                   ---------------   ---------------
End of period (including undistributed net investment income of $749,729 and
   $101,611, respectively)                                                         $    77,188,633   $    82,001,808
                                                                                   ===============   ===============
CHANGES IN SHARES:
Class A:
   Subscriptions                                                                           981,880        15,774,129
   Issued in connection with merger                                                             --        28,728,067
   Issued for distributions reinvested                                                          --           468,404
   Redemptions                                                                          (4,624,240)      (23,430,429)
                                                                                   ---------------   ---------------
        Net Increase (Decrease)                                                         (3,642,360)       21,540,171
                                                                                   ---------------   ---------------
Class B:
   Subscriptions                                                                           180,200           180,431
   Issued in connection with merger                                                             --         4,437,971
   Issued for distributions reinvested                                                          --            32,782
   Redemptions                                                                            (418,191)         (614,950)
                                                                                   ---------------   ---------------
        Net Increase (Decrease)                                                           (237,991)        4,036,234
                                                                                   ---------------   ---------------

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Columbia International Fund, Variable Series / June 30, 2004 (Unaudited)

NOTE 1. ORGANIZATION

Columbia International Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust") is a non-diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   INVESTMENT GOAL--The Fund seeks long-term growth.

   FUND SHARES--The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

   USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION--Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Forward currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 2:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value under procedures approved by the Board of Trustees.

   SECURITY TRANSACTIONS--Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS--Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. The Fund may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. The Fund may also enter into these contracts to hedge certain other foreign currency denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Forward currency contracts are valued daily at the forward exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the foreign currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward currency contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund could also be exposed to risk if the counterparties of the contracts are unable to fulfill the terms of the contracts.

   REPURCHASE AGREEMENTS--The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

   INCOME RECOGNITION--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of non-reclaimable tax withholdings.

   FOREIGN CURRENCY TRANSACTIONS--The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

   DETERMINATION OF CLASS NET ASSET VALUES--All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

   FEDERAL INCOME TAX STATUS--The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

   FOREIGN CAPITAL GAINS TAXES--Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 30%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

   DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on ex-date. Dividends from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

NOTE 3. FEDERAL TAX INFORMATION

The tax character of distributions paid during the year ended December 31, 2003 was as follows:

Distributions paid from:
     Ordinary income*                    $  834,905
     Long-term capital gains                     --

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at June 30, 2004, based on cost of investments for federal income tax purposes, and excluding any unrealized appreciation and depreciation from changes in the value of assets and liabilities resulting from changes in exchange rates, was:

     Unrealized appreciation             $  11,756,944
     Unrealized depreciation                (1,278,899)
                                         -------------
       Net unrealized appreciation       $  10,478,045
                                         =============

The following capital loss carryforwards, determined as of December 31, 2003, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

     YEAR OF                             CAPITAL LOSS
    EXPIRATION                           CARRYFORWARD
    ----------                           ------------
       2006                              $      5,245
       2007                                   771,402
       2008                                   668,968
       2009                                17,959,809
       2010                                 3,027,462
       2011                                   779,506
                                         ------------
                                         $ 23,212,392
                                         ============

Of the capital loss carryforwards attributable to the Fund, $12,752,633 was obtained upon the Fund's merger with

Colonial International Horizons Fund, Variable Series, Colonial Global Equity Fund, Variable Series and Stein Roe Global Utilities Fund, Variable Series (See
Note 8).

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Fund. Prior to April 1, 2004, Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston, including the Fund's investment advisor, transfer agent and distributor, was acquired by Bank of America Corporation ("BOA"). The acquisition did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

   INVESTMENT ADVISORY FEE--Columbia provides administrative and other services to the Fund in addition to investment advisory services. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets as follows:

AVERAGE DAILY NET ASSETS                  ANNUAL FEE RATE
------------------------                  ---------------
First $1 billion                               0.90%
Next $500 million                              0.85%
Over $1.5 billion                              0.80%

   PRICING AND BOOKKEEPING FEES--Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees received to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund. For the six months ended June 30, 2004, the Fund's annualized effective pricing and bookkeeping fee rate was 0.042%.

   TRANSFER AGENT FEE--Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund. For such services, the Transfer Agent receives a monthly fee, at the annual rate of $7,500.

For the six-months ended June 30, 2004, the Fund's annualized effective transfer agent fee rate was 0.01%.

   DISTRIBUTION FEES--Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. The Fund has adopted a 12b-1 plan which requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

   FEE WAIVERS--Columbia has agreed to reimburse certain fees of the Fund at the annual rate of 0.21% of the Fund's average daily net assets. Columbia had contractually agreed to maintain this arrangement until April 6, 2004. Subsequent to this date Columbia, at its discretion, may revise or discontinue this arrangement any time.

   CUSTODY CREDITS--The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the six months ended June 30, 2004, there were no such credits.

   FEES PAID TO OFFICERS AND TRUSTEES--The Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

   OTHER--Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the six months ended June 30, 2004, the Fund paid $702 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $54,091,853 and $60,878,272, respectively.

NOTE 6. OTHER

During the six months ended June 30, 2004, the Fund purchased shares of Compass Group PLC in error. This position was subsequently sold off at a loss of $25,637 and the Fund was reimbursed by Columbia.

NOTE 7. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

   FOREIGN SECURITIES--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

   INDUSTRY FOCUS--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

   ISSUER FOCUS--As a non-diversified fund, the Fund may invest a greater percentage of its total assets in the securities of fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

   LEGAL PROCEEDINGS--Columbia, the Distributor, and certain of their affiliates (collectively, "The Columbia Group") have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds, as well as other industry wide issues. The Columbia Group has not uncovered any instances where Columbia or the Distributor were knowingly involved in late trading of mutual fund shares.

On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against Columbia and the Distributor, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against Columbia and the Distributor alleging that Columbia and the Distributor had violated certain New York anti-fraud statutes. If either Columbia or the Distributor is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor or distributor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could prevent Columbia, the Distributor or any company that is an affiliated person of Columbia and the Distributor from serving as an investment advisor or distributor for any registered investment company, including your fund. Your fund has been informed by Columbia and the Distributor that, if these results occur, they will seek exemptive relief from the SEC to permit them to continue to serve as your fund's investment advisor and distributor. There is no assurance that such exemptive relief will be granted. On March 15, 2004, Columbia and the Distributor entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, Columbia and the Distributor agreed, among other things, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring Columbia and the Distributor to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review Columbia's and the Distributor's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, the Columbia Group has agreed to reduce mutual fund fees by $80 million over a five-year period.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or FleetBoston (and affiliated entities). These suits and certain regulatory investigations are ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

For the six months ended June 30, 2004, Columbia has assumed $3,413 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

NOTE 8. BUSINESS COMBINATIONS AND MERGERS

   FUND MERGERS--On April 7, 2003, the Colonial International Horizons Fund, Variable Series, Colonial Global Equity Fund, Variable Series and Stein Roe Global Utilities Fund, Variable Series (collectively, "the target funds"), merged into the Colonial International Fund for Growth, Variable Series. The Colonial International Fund for Growth, Variable Series, received a tax-free transfer of assets from the target funds as follows:

                                                                 SHARES           NET ASSETS       UNREALIZED
                                                                 ISSUED            RECEIVED      DEPRECIATION(1)
                                                               ----------        ------------    ---------------
Colonial International Horizons Fund, Variable Series           3,046,706        $  3,777,920     $   852,127

Colonial Global Equity Fund, Variable Series                    1,391,632           1,725,629       1,018,882

Stein Roe Global Utilities Fund, Variable Series               28,727,700          35,909,584         610,951

                                            NET ASSETS
    NET ASSETS          NET ASSETS         OF COLONIAL
   OF COLONIAL            OF THE          INTERNATIONAL
  INTERNATIONAL           TARGET             FUND FOR
     FUND FOR              FUNDS            GROWTH, VS
    GROWTH, VS          IMMEDIATELY        IMMEDIATELY
     PRIOR TO            PRIOR TO             AFTER
    COMBINATION         COMBINATION        COMBINATION
  -------------        ------------       -------------
   $ 27,327,712        $ 41,413,133        $ 68,740,845

(1) Unrealized depreciation is included in the respective Net Assets Received amount shown above.

Also on April 7, 2003, subsequent to the merger described above, the Colonial International Fund for Growth, Variable Series was renamed the Columbia International Fund, Variable Series.

FINANCIAL HIGHLIGHTS
Columbia International Fund, Variable Series--Class B Shares

Selected data for a share outstanding throughout each period is as follows:

                                           (UNAUDITED)
                                           SIX MONTHS                                                                 PERIOD
                                              ENDED                    YEAR ENDED DECEMBER 31,                         ENDED
                                            JUNE 30,          ------------------------------------------------      DECEMBER 31,
                                              2004                2003              2002              2001            2000 (a)
                                          ------------        ------------      ------------      ------------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD      $       1.69        $       1.26      $       1.46      $       1.93      $      2.50
                                          ------------        ------------      ------------      ------------      -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (b)                  0.01                0.03              0.01                --(c)         (0.01)
Net realized and unrealized gain (loss)
   on investments, foreign currency and
   foreign capital gains tax                      0.03                0.41             (0.21)            (0.47)           (0.22)
                                          ------------        ------------      ------------      ------------      -----------
     Total from Investment Operations             0.04                0.44             (0.20)            (0.47)           (0.23)
                                          ------------        ------------      ------------      ------------      -----------
LESS DISTRIBUTIONS DECLARED TO
   SHAREHOLDERS:
From net investment income                          --               (0.01)               --(c)             --            (0.04)
In excess of net investment income                  --                  --                --                --               --(c)
From net realized gains                             --                  --                --                --            (0.30)
In excess of net realized gains                     --                  --                --                --               --(c)
                                          ------------        ------------      ------------      ------------      -----------
     Total Distributions Declared
        to Shareholders                             --               (0.01)               --                --            (0.34)
                                          ------------        ------------      ------------      ------------      -----------
NET ASSET VALUE, END OF PERIOD            $       1.73        $       1.69      $       1.26      $       1.46      $      1.93
                                          ============        ============      ============      ============      ===========
Total return (d)(e)                               2.37%(f)(g)        35.21%(f)        (13.56)%          (24.35)%          (9.01)%(g)
RATIOS TO AVERAGE NET
   ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                      1.15%(i)            1.22%             1.38%             1.48%            1.33%(i)
Net investment income (loss) (h)                  1.39%(i)            1.71%             0.37%             0.16%           (0.43)%(i)
Waiver/reimbursement                              0.21%(i)            0.18%               --                --               --
Portfolio turnover rate                             68%(g)             104%               39%               34%              76%
Net assets, end of period (000's)         $      6,557        $      6,817      $          1      $          1      $         1

(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Rounds to less than $0.01 per share.
(d)  Total return at net asset value assuming all distributions reinvested.
(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(f) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.

PORTFOLIO MANAGER'S DISCUSSION
Columbia Real Estate Equity Fund, Variable Series / June 30, 2004

Columbia Real Estate Equity Fund, Variable Series seeks capital appreciation and above-average current income.

David W. Jellison has managed the fund and its predecessor since its inception in March 1998.

The market for real estate investment trusts (REITs) reversed abruptly during the six-month period ended June 30, 2004. Following a strong jobs report on April 2, which sparked a rise in interest rates, REIT prices declined along with those of other yield-driven securities. The fund's benchmark, the NAREIT Index, lost about 21% of its value at the beginning of the second quarter. However, it experienced a modest bounce late in the period and outperformed the S&P 500 Index through the end of June. The fund succeeded in outperforming both the NAREIT Index and the S&P 500 Index for the year-to-date period. An overweight allocation to securities in the forest products sector helped the fund, as did a double weight allocation to lodging stocks, one of the better performing sectors during the second quarter.

ECONOMIC RECOVERY BOOSTS RESULTS

Because we believe REIT stocks remain expensive compared to other securities and relative to the value of their underlying real estate assets, we have maintained the fund's defensive positioning. During the first half of 2004, we continued to add to our investments in non-real estate related companies, including paper and forest products companies which represented 9.7% of net assets by the end of the period. (The fund's investment policy permits us to hold up to 20% of assets in non-real estate related companies.) We have begun to see positive results from this group, which we believe stands to benefit from an improving economy and healthy cash flow growth. We also increased our allocation to non-REIT lodging stocks, which benefited from a rise in business travel.

EMPHASIS ON BUSINESS PROSPECTS AIDS PERFORMANCE

We continued to maintain an underweight position in office and residential REITs because of poor business prospects in both sectors. Office vacancy rates remained high. Also, large unused blocks of space, which were leased prior to the 2001 recession, have put a crimp on demand. We raised our exposure to residential REITs somewhat as demand for apartments improved. However, an oversupply of units--the result of overbuilding--has kept us cautious about the sector.

   We began the period with an overweight allocation in retail and industrial REITs, which benefited from positive prospects linked to an improving economy. We have since reduced our exposure to both sectors. We moved to an underweight relative to our index in shopping mall REITs because we believed business growth rates had peaked. Our move was well timed because these stocks performed poorly during the second quarter of 2004. We also trimmed our position in industrial REITs because we believed the securities were priced at full value.

REIT STOCKS REMAIN EXPENSIVE

Because the April downturn in the REIT market was not long-lived, valuations remain high. The sector also faces the additional challenges of slow property cash flow growth and higher relative dividend tax rates. Therefore, we plan to continue to position the portfolio away from REIT stocks and towards other real-estate related issues, particularly in sectors that are linked to a recovering economy. We also continue to carefully monitor the sectors of the REIT market for positive and negative changes in light of the improving economic situation. We believe our invest-ment portfolio should benefit from the improved economic conditions we expect going forward.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence.

An investment in the fund may present certain risks, including stock market fluctuations that occur in response to economic and business developments. The fund may be subject to the same types of risks associated with direct ownership of real estate including the decline of property value due to general, local and regional economic conditions. In addition, the fund's share price will likely be subject to more volatility than the overall stock market because it concentrates in real estate stocks.

Holdings are disclosed as of June 30, 2004, and are subject to change.

PERFORMANCE INFORMATION
Columbia Real Estate Equity Fund, Variable Series / June 30, 2004

AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2004 (%)

                        (CUMULATIVE)
                          6-MONTH       1-YEAR   5-YEAR     LIFE
----------------------------------------------------------------
Class B (4/14/03)               5.93     26.58    12.39     8.68
NAREIT Index(1)                 5.51     27.06    14.51     9.14
S&P 500 Index(2)                3.44     19.11    -2.20     2.78

Inception date of share class is in parentheses.

NET ASSET VALUE PER SHARE ($)          12/31/03         6/30/04
---------------------------------------------------------------
Class B                                 10.99            11.61

[CHART]

VALUE OF A $10,000 INVESTMENT, 3/3/98(3) - 6/30/04

Class B: $16,932

            CLASS B SHARES      NAREIT INDEX     S&P 500 Index
3/3/98          $   10,000        $   10,000        $   10,000
3/31/98         $   10,350        $   10,179        $   10,485
4/30/98         $    9,981        $    9,847        $   10,591
5/31/98         $    9,931        $    9,778        $   10,409
6/30/98         $    9,908        $    9,712        $   10,831
7/31/98         $    9,356        $    9,081        $   10,717
8/31/98         $    8,664        $    8,224        $    9,167
9/30/98         $    9,079        $    8,690        $    9,755
10/31/98        $    8,917        $    8,529        $   10,548
11/30/98        $    9,079        $    8,654        $   11,187
12/31/98        $    9,044        $    8,436        $   11,831
1/31/99         $    8,889        $    8,260        $   12,326
2/28/99         $    8,827        $    8,066        $   11,942
3/31/99         $    8,753        $    8,029        $   12,420
4/30/99         $    9,406        $    8,791        $   12,901
5/31/99         $    9,675        $    8,985        $   12,596
6/30/99         $    9,443        $    8,839        $   13,295
7/31/99         $    9,077        $    8,558        $   12,880
8/31/99         $    9,066        $    8,450        $   12,817
9/30/99         $    8,645        $    8,128        $   12,466
10/31/99        $    8,454        $    7,928        $   13,255
11/30/99        $    8,370        $    7,799        $   13,524
12/31/99        $    8,670        $    8,046        $   14,321
1/31/2000       $    8,702        $    8,073        $   13,602
2/29/2000       $    8,487        $    7,977        $   13,345
3/31/2000       $    8,925        $    8,239        $   14,650
4/30/2000       $    9,466        $    8,793        $   14,209
5/31/2000       $    9,552        $    8,879        $   13,918
6/30/2000       $    9,874        $    9,107        $   14,262
7/31/2000       $   10,772        $    9,903        $   14,039
8/31/2000       $   10,323        $    9,501        $   14,911
9/30/2000       $   10,731        $    9,804        $   14,124
10/31/2000      $   10,234        $    9,379        $   14,064
11/30/2000      $   10,521        $    9,499        $   12,956
12/31/2000      $   11,145        $   10,168        $   13,020
1/31/2001       $   11,023        $   10,274        $   13,482
2/28/2001       $   10,866        $   10,109        $   12,252
3/31/2001       $   10,659        $   10,207        $   11,475
4/30/2001       $   11,041        $   10,451        $   12,367
5/31/2001       $   11,254        $   10,704        $   12,450
6/30/2001       $   11,776        $   11,331        $   12,147
7/31/2001       $   11,527        $   11,106        $   12,028
8/31/2001       $   11,900        $   11,512        $   11,275
9/30/2001       $   11,101        $   11,035        $   10,364
10/31/2001      $   10,688        $   10,719        $   10,562
11/30/2001      $   11,352        $   11,309        $   11,372
12/31/2001      $   11,668        $   11,584        $   11,472
1/31/2002       $   11,737        $   11,608        $   11,305
2/28/2002       $   11,979        $   11,832        $   11,087
3/31/2002       $   12,477        $   12,542        $   11,504
4/30/2002       $   12,569        $   12,648        $   10,807
5/31/2002       $   12,812        $   12,819        $   10,727
6/30/2002       $   13,010        $   13,169        $    9,963
7/31/2002       $   12,277        $   12,480        $    9,187
8/31/2002       $   12,149        $   12,455        $    9,246
9/30/2002       $   11,642        $   11,977        $    8,241
10/31/2002      $   11,256        $   11,401        $    8,967
11/30/2002      $   11,852        $   11,938        $    9,495
12/31/2002      $   11,966        $   12,026        $    8,937
1/31/2003       $   11,643        $   11,676        $    8,703
2/28/2003       $   11,768        $   11,869        $    8,573
3/31/2003       $   11,988        $   12,106        $    8,656
4/30/2003       $   12,510        $   12,639        $    9,369
5/31/2003       $   13,121        $   13,402        $    9,863
6/30/2003       $   13,377        $   13,694        $    9,989
7/31/2003       $   14,051        $   14,427        $   10,165
8/31/2003       $   14,288        $   14,505        $   10,363
9/30/2003       $   14,633        $   14,998        $   10,253
10/31/2003      $   14,820        $   15,270        $   10,834
11/30/2003      $   15,397        $   15,935        $   10,929
12/31/2003      $   15,985        $   16,493        $   11,502
1/31/2004       $   16,479        $   17,206        $   11,713
2/29/2004       $   16,871        $   17,507        $   11,876
3/31/2004       $   17,603        $   18,475        $   11,697
4/30/2004       $   15,503        $   15,781        $   11,513
5/31/2004       $   16,393        $   16,906        $   11,671
6/30/2004       $   16,932        $   17,404        $   11,894

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PROVIDED. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT YOUR INSURANCE COMPANY.

Total return performance includes changes in share price and reinvestment of all distributions. The National Association of Real Estate Investment Trusts (NAREIT) Index is an unmanaged index that reflects performance of all publicly traded equity REITs. The Standard & Poor's (S&P) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

Class B shares (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. If differences in expenses were reflected, the returns for the periods prior to the inception of the new class of shares would be lower.

(1)  Index performance for the life of the fund is from February 28, 1998.
(2)  Index performance for the life of the fund is from March 3, 1998.
(3) Inception date of class A shares (oldest existing share class). Index performance for the NAREIT Index is from February 28, 1998, and index performance for the S&P 500 Index is from March 3, 1998.

INVESTMENT PORTFOLIO
Columbia Real Estate Equity Fund, Variable Series / June 30, 2004 (Unaudited)

                                                         SHARES             VALUE
                                                     ---------------   ---------------
COMMON STOCKS--94.4%
CONSUMER DISCRETIONARY--10.2%
HOTELS, RESTAURANTS & LEISURE--10.2%
Hilton Hotels Corp.                                            8,625   $       160,943
La Quinta Corp. (a)                                            7,610            63,924
Marriott International, Inc.                                   1,940            96,767
Starwood Hotels & Resorts
  Worldwide, Inc.                                              1,885            84,542
                                                                       ---------------
                                                                               406,176
                                                                       ---------------

FINANCIALS--71.5%
REAL ESTATE--71.5%
Alexandria Real Estate Equities, Inc.,
  REIT                                                         2,530           143,653
American Financial Realty Trust,
  REIT                                                         2,050            29,295
Apartment Investment &
  Management Co., Class A, REIT                                1,270            39,535
Archstone-Smith Trust, REIT                                    2,540            74,498
AvalonBay Communities, Inc., REIT                              1,400            79,128
Boston Properties, Inc., REIT                                    985            49,329
Brookfield Properties Corp.                                    1,800            51,750
CenterPoint Properties Corp., REIT                               975            74,831
Chelsea Property Group, Inc., REIT                               820            53,480
Corporate Office Properties Trust,
  REIT                                                         1,600            39,760
Cousins Properties, Inc., REIT                                 5,300           174,635
Duke Realty Corp., REIT                                        2,900            92,249
Equity Office Properties Trust, REIT                           3,836           104,339
Equity Residential, REIT                                       5,740           170,650
Essex Property Trust, Inc., REIT                                 400            27,340
General Growth Properties, Inc.,
  REIT                                                         5,300           156,721
iStar Financial, Inc., REIT                                    5,100           204,000
Kimco Realty Corp., REIT                                       1,817            82,674
Liberty Property Trust, REIT                                   2,960           119,022
Newcastle Investment Corp., REIT                               2,655            79,517
Pan Pacific Retail Properties, Inc.,
  REIT                                                         1,240            62,645
ProLogis Trust, REIT                                           4,380           144,190
Public Storage, Inc., REIT                                     2,530           116,405
Regency Centers Corp., REIT                                    2,960           126,984
Rouse Co., REIT                                                2,660           126,350
Simon Property Group, Inc., REIT                               3,800           195,396
SL Green Realty Corp., REIT                                    1,060            49,608
St. Joe Co.                                                    1,960            77,812
United Dominion Realty Trust, Inc.,
  REIT                                                         2,200            43,516
Vornado Realty Trust, REIT                                     1,180            67,390
                                                                       ---------------
                                                                             2,856,702
                                                                       ---------------
MATERIALS--12.7%
CONTAINERS & PACKAGING--3.0%
Smurfit-Stone Container Corp. (a)                              4,000   $        79,800
Temple-Inland, Inc.                                              560            38,780
                                                                       ---------------
                                                                               118,580
                                                                       ---------------
PAPER & FOREST PRODUCTS--9.7%
Bowater, Inc.                                                  3,555           147,852
International Paper Co.                                        2,960           132,312
MeadWestvaco Corp.                                             2,205            64,805
Weyerhaeuser Co.                                                 670            42,290
                                                                       ---------------
                                                                               387,259
                                                                       ---------------
TOTAL COMMON STOCKS
  (cost of $3,092,114)                                                       3,768,717
                                                                       ---------------

INCOME DEPOSIT SECURITY--0.9%
CONSUMER DISCRETIONARY--0.9%
HOTELS, RESTAURANTS & LEISURE--0.9%
Volume Services America Holdings, Inc.
  (cost of $40,971)                                            2,700            36,531
                                                                       ---------------

                                                           PAR
                                                     ---------------
SHORT-TERM OBLIGATION--4.7%
Repurchase agreement with State
  Street Bank & Trust Co.,
  dated 06/30/04, due 07/01/04
  at 1.150%, collateralized by a
  U.S. Treasury Note maturing
  02/15/12, market value $193,573
  (repurchase proceeds $186,006)
  (cost of $186,000)                                 $       186,000           186,000

TOTAL INVESTMENTS--100.0%
  (cost of $3,319,085) (b)                                                   3,991,248
                                                                       ---------------
OTHER ASSETS & LIABILITIES, NET--0.0%                                              (55)
                                                                       ---------------
NET ASSETS--100.0%                                                     $     3,991,193
                                                                       ===============

NOTES TO INVESTMENT PORTFOLIO:

(a)  Non-income producing security.
(b)  Cost for federal income tax purposes is $3,340,660.

           ACRONYM               NAME
           -------               ----
            REIT     Real Estate Investment Trust

                       See Notes to Financial Statements.

STATEMENT OF ASSETS & LIABILITIES
Columbia Real Estate Equity Fund, Variable Series / June 30, 2004 (Unaudited)

ASSETS:
Investments, at cost                                                          $     3,319,085
                                                                              ---------------
Investments, at value                                                         $     3,991,248
Cash                                                                                        5
Receivable for:
  Fund shares sold                                                                     10,473
  Interest                                                                                  6
  Dividends                                                                            11,906
Expense reimbursement due from Investment Advisor                                       2,879
Deferred Trustees' compensation plan                                                    1,094
                                                                              ---------------
    TOTAL ASSETS                                                                    4,017,611
                                                                              ---------------
LIABILITIES:
Payable for:
  Fund shares repurchased                                                                 552
  Investment advisory fee                                                               2,383
  Administration fee                                                                      268
  Transfer agent fee                                                                      403
  Pricing and bookkeeping fees                                                          2,016
  Audit fee                                                                            16,837
  Custody fee                                                                             189
  Distribution fee--Class B                                                               573
Deferred Trustees' fees                                                                 1,094
Other liabilities                                                                       2,103
                                                                              ---------------
    TOTAL LIABILITIES                                                                  26,418
                                                                              ---------------
NET ASSETS                                                                    $     3,991,193
                                                                              ===============
COMPOSITION OF NET ASSETS:
Paid-in capital                                                               $     3,099,718
Undistributed net investment income                                                    12,023
Accumulated net realized gain                                                         207,289
Net unrealized appreciation on investments                                            672,163
                                                                              ---------------
NET ASSETS                                                                    $     3,991,193
                                                                              ===============
CLASS A:
Net assets                                                                    $     1,246,193
Shares outstanding                                                                    107,597
                                                                              ===============
Net asset value per share                                                     $         11.58
                                                                              ===============
CLASS B:
Net assets                                                                    $     2,745,000
Shares outstanding                                                                    236,482
                                                                              ===============
Net asset value and per share                                                 $         11.61
                                                                              ===============

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
Columbia Real Estate Equity Fund, Variable Series
For the Six Months Ended June 30, 2004 (Unaudited)

INVESTMENT INCOME:
Dividends                                                                     $        57,645
Interest                                                                                  952
                                                                              ---------------
    Total Investment Income (net of foreign taxes withheld of $73)                     58,597
                                                                              ---------------
EXPENSES:
Investment advisory fee                                                                14,077
Administration fee                                                                      1,595
Distribution fee--Class B                                                               3,289
Transfer agent fee                                                                      2,486
Pricing and bookkeeping fees                                                           12,432
Trustees' fees                                                                          2,951
Custody fee                                                                             2,033
Audit fee                                                                               8,125
Non-recurring costs (See Note 6)                                                          168
Other expenses                                                                          4,330
                                                                              ---------------
    Total Expenses                                                                     51,486
Fees and expenses waived or reimbursed by Investment Advisor                          (16,893)
Non-recurring costs assumed by Investment Advisor (See Note 6)                           (168)
Custody earnings credit                                                                   (16)
                                                                              ---------------
    Net Expenses                                                                       34,409
                                                                              ---------------
Net Investment Income                                                                  24,188
                                                                              ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                                                      158,489
Net change in unrealized appreciation/depreciation on investments                      17,880
                                                                              ---------------
Net Gain                                                                              176,369
                                                                              ---------------
Net Increase in Net Assets from Operations                                    $       200,557
                                                                              ===============

                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Columbia Real Estate Equity Fund, Variable Series

                                                                                     (UNAUDITED)
                                                                                      SIX MONTHS          YEAR
                                                                                        ENDED             ENDED
                                                                                       JUNE 30,        DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                                       2004             2003
----------------------------------                                                 ---------------   ---------------
OPERATIONS:
Net investment income                                                              $        24,188   $        20,974
Net realized gain on investments                                                           158,489           540,776
Net change in unrealized appreciation/depreciation on investments                           17,880           323,613
                                                                                   ---------------   ---------------
      Net Increase from Operations                                                         200,557           885,363
                                                                                   ---------------   ---------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
  Class A                                                                                   (3,815)           (6,669)
  Class B                                                                                   (7,565)          (12,646)
From net realized gains:
  Class A                                                                                       --          (127,579)
  Class B                                                                                       --          (344,419)
                                                                                   ---------------   ---------------
      Total Distributions Declared to Shareholders                                         (11,380)         (491,313)
                                                                                   ---------------   ---------------
SHARE TRANSACTIONS:
Class A:
  Subscriptions                                                                            372,832           689,817
  Proceeds received in connection with merger                                                   --             1,269
  Distributions reinvested                                                                   3,815           137,660
  Redemptions                                                                             (107,600)       (1,058,627)
                                                                                   ---------------   ---------------
      Net Increase (Decrease)                                                              269,047          (229,881)
                                                                                   ---------------   ---------------
Class B:
  Subscriptions                                                                            506,050           429,718
  Proceeds received in connection with merger                                                   --         1,868,312
  Distributions reinvested                                                                   7,565           353,653
  Redemptions                                                                             (335,483)         (440,174)
                                                                                   ---------------   ---------------
      Net Increase                                                                         178,132         2,211,509
                                                                                   ---------------   ---------------
Net Increase from Share Transactions                                                       447,179         1,981,628
                                                                                   ---------------   ---------------
Total Increase in Net Assets                                                               636,356         2,375,678
NET ASSETS:
Beginning of period                                                                      3,354,837           979,159
                                                                                   ---------------   ---------------
End of period (including undistributed (overdistributed) net investment income
  of $12,023 and $(785), respectively)                                             $     3,991,193   $     3,354,837
                                                                                   ===============   ===============
CHANGES IN SHARES:
Class A:
  Subscriptions                                                                             33,354            50,234
  Issued in connection with merger                                                              --               129
  Issued for distributions reinvested                                                          331            12,550
  Redemptions                                                                               (9,512)          (81,080)
                                                                                   ---------------   ---------------
      Net Increase (Decrease)                                                               24,173           (18,167)
                                                                                   ---------------   ---------------
Class B:
  Subscriptions                                                                             43,948            38,575
  Issued in connection with merger                                                              --           190,256
  Issued for distributions reinvested                                                          655            32,073
  Redemptions                                                                              (30,210)          (38,815)
                                                                                   ---------------   ---------------
      Net Increase                                                                          14,393           222,089
                                                                                   ---------------   ---------------

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Columbia Real Estate Equity Fund, Variable Series / June 30, 2004 (Unaudited)

NOTE 1. ORGANIZATION

Columbia Real Estate Equity Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust") is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   INVESTMENT GOAL--The Fund seeks to provide capital appreciation and above-average current income.

   FUND SHARES--The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

   USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION--Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

   SECURITY TRANSACTIONS--Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   REPURCHASE AGREEMENTS--The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

   INCOME RECOGNITION--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date. The Fund estimates components of distributions from Real Estate Investment Trusts ("REITs"). Distributions received in excess of income are recorded as a reduction of the cost of the related investments.

   DETERMINATION OF CLASS NET ASSET VALUES--All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

   FEDERAL INCOME TAX STATUS--The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

   DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on ex-date. Dividends from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

NOTE 3. FEDERAL TAX INFORMATION

The tax character of distributions paid during the year ended December 31, 2003 was as follows:

Distributions paid from:

    Ordinary income*                 $  165,123
    Long-term capital gains             326,190

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at June 30, 2004, based on cost of investments for federal income tax purposes was:

    Unrealized appreciation                     $  683,458
    Unrealized depreciation                        (32,870)
                                                ----------
      Net unrealized appreciation               $  650,588
                                                ==========

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Fund. Prior to April 1, 2004, Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston, including the Fund's investment advisor, transfer agent and distributor, was acquired by Bank of America Corporation ("BOA"). The acquisition did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

   INVESTMENT ADVISORY FEE--Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets as follows:

AVERAGE DAILY NET ASSETS                            ANNUAL FEE RATE
------------------------                            ---------------
First $500 million                                       0.75%
Next $500 million                                        0.70%
Over $1 billion                                          0.65%

   ADMINISTRATION FEE--Columbia provides administrative and other services to the Fund for a monthly administration fee based on the Fund's average daily net assets at the following annual rates:

AVERAGE DAILY NET ASSETS                            ANNUAL FEE RATE
------------------------                            ---------------
First $1 billion                                         0.085%
Next $1.5 billion                                        0.078%
Over $2.5 billion                                        0.073%

   PRICING AND BOOKKEEPING FEES--Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees received to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives an annual fee based on the average daily net assets of the Fund as follows:

AVERAGE DAILY NET ASSETS                            ANNUAL FEE RATE
------------------------                            ---------------
Under $50 million                                    $     25,000
Over $50 million but less than $200 million          $     35,000
Over $200 million but less than $500 million         $     50,000
Over $500 million but less than $1 billion           $     85,000
Over $1 billion                                      $    125,000

The Fund also pays additional fees for pricing services based on the number of securities held by the Fund. For the six months ended June 30, 2004, the Fund's annualized effective pricing and bookkeeping fee rate was 0.662%.

   TRANSFER AGENT FEE--Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund. For such services, the Transfer Agent receives a monthly fee, at the annual rate of $5,000.

For the six-months ended June 30, 2004, the Fund's annualized effective transfer agent fee rate was 0.13%.

   DISTRIBUTION FEES--Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. The Fund has adopted a 12b-1 plan which requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

   FEE WAIVERS--Columbia has agreed to reimburse certain fees of the Fund at the annual rate of 0.90% of the Fund's average daily net assets. Columbia had contractually agreed to maintain this arrangement until April 13, 2004. Subsequent to this date Columbia, at its discretion, may revise or discontinue this arrangement any time.

   CUSTODY CREDITS--The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

   FEES PAID TO OFFICERS AND TRUSTEES--The Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

   OTHER--Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the six months ended June 30, 2004, the Fund paid $646 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $1,088,228 and $742,031, respectively.

NOTE 6. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

   INDUSTRY FOCUS--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

   LEGAL PROCEEDINGS--Columbia, the Distributor, and certain of their affiliates (collectively, "The Columbia Group") have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds, as well as other industry wide issues. The Columbia Group has not uncovered any instances where Columbia or the Distributor were knowingly involved in late trading of mutual fund shares.

On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against Columbia and the Distributor, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against Columbia and the Distributor alleging that Columbia and the Distributor had violated certain New York anti-fraud statutes. If either Columbia or the Distributor is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor or distributor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could prevent Columbia, the Distributor or any company that is an affiliated person of Columbia and the Distributor from serving as an investment advisor or distributor for any registered investment company, including your fund. Your fund has been informed by Columbia and the Distributor that, if these results occur, they will seek exemptive relief from the SEC to permit them to continue to serve as your fund's investment advisor and distributor. There is no assurance that such exemptive relief will be granted. On March 15, 2004, Columbia and the Distributor entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, Columbia and the Distributor agreed, among other things, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring Columbia and the Distributor to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review Columbia's and the Distributor's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, the Columbia Group has agreed to reduce mutual fund fees by $80 million over a five-year period.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or FleetBoston (and affiliated entities). These suits and certain regulatory investigations are ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

For the six months ended June 30, 2004, Columbia has assumed $168 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

NOTE 7. BUSINESS COMBINATIONS AND MERGERS

   FUND MERGERS--On April 14, 2003, the Crabbe Huson Real Estate Investment Fund, Variable Series merged into the Galaxy VIP Columbia Real Estate Equity Fund II, previously a fund of the Galaxy VIP Fund, a separate Massachusetts business trust. Also on April 14, 2003, the Galaxy VIP Columbia Real Estate Equity Fund II, created a Class B into which Crabbe Huson Real Estate Investment Fund, Variable Series Class B shares were reorganized. The Galaxy VIP Columbia Real Estate Equity Fund II received a tax-free transfer of assets from the Crabbe Huson Real Estate Investment Fund, Variable Series as follows:

        SHARES                NET ASSETS             UNREALIZED
        ISSUED                 RECEIVED            APPRECIATION(1)
       -------                -----------          ---------------
       190,385                $ 1,869,581            $  243,393

     NET ASSETS
   OF GALAXY VIP          NET ASSETS           NET ASSETS OF
     COLUMBIA          OF CRABBE HUSON     GALAXY VIP COLUMBIA
    REAL ESTATE          REAL ESTATE           REAL ESTATE
      EQUITY             INVESTMENT          EQUITY FUND II
     FUND II           FUND, VARIABLE         IMMEDIATELY
     PRIOR TO          SERIES PRIOR TO           AFTER
   COMBINATION           COMBINATION          COMBINATION
  -------------        ---------------     --------------------
   $  998,543            $ 1,869,581          $ 2,868,124

(1) Unrealized appreciation is included in the Net Assets Received amount shown above.

Also on April 14, 2003, subsequent to the merger described above, the Galaxy VIP Columbia Real Estate Equity Fund II was reorganized as the Columbia Real Estate Equity Fund, Variable Series.

The accompanying statement of changes in net assets and financial highlights for the Fund represent the historical operations of the Galaxy VIP Columbia Real Estate Equity Fund II for periods prior to April 14, 2003.

FINANCIAL HIGHLIGHTS
Columbia Real Estate Equity Fund, Variable Series--Class B Shares

Selected data for a share outstanding throughout each period is as follows:

                                                                                     (UNAUDITED)
                                                                                      SIX MONTHS            PERIOD
                                                                                        ENDED                ENDED
                                                                                       JUNE 30,          DECEMBER 31,
                                                                                         2004               2003 (a)
                                                                                   ---------------      ---------------
NET ASSET VALUE, BEGINNING OF PERIOD                                               $         10.99      $          9.82

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                                                                     0.07                 0.05
Net realized and unrealized gain on investments                                               0.58                 2.97
                                                                                   ---------------      ---------------
      Total from Investment Operations                                                        0.65                 3.02
                                                                                   ---------------      ---------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                                                   (0.03)               (0.05)
From net realized gains                                                                         --                (1.80)
                                                                                   ---------------      ---------------
      Total Distributions Declared to Shareholders                                           (0.03)               (1.85)
                                                                                   ---------------      ---------------
NET ASSET VALUE, END OF PERIOD                                                     $         11.61      $         10.99
                                                                                   ===============      ===============
Total return (c)(d)(e)(f)                                                                     5.93%               30.75%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (g)(h)                                                                               1.91%                3.13%
Net investment income (g)(h)                                                                  1.20%                0.64%
Waiver/reimbursement (h)                                                                      0.90%                0.90%
Portfolio turnover rate                                                                         20%(f)              152%
Net assets, end of period (000's)                                                  $         2,745      $         2,441

(a) For the period from commencement of operations on April 14, 2003 to December 31, 2003.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Total return at net asset value assuming all distributions reinvested.
(d) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(f)  Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.

PORTFOLIO MANAGERS' DISCUSSION
Liberty Equity Fund, Variable Series / June 30, 2004

Liberty Equity Fund, Variable Series seeks long-term growth by investing in companies that the fund's investment advisor believes have above-average earnings potential.

Paul Berlinguet and Ed Hickey have co-managed the fund since October 2003.
Mr. Berlinguet is co-head of the large-cap growth team for Columbia Management Advisors, Inc. He joined the advisor in October 2003. Mr. Hickey has been with the advisor since 1998.

Stocks made modest gains during the first half of 2004. Concerns about inflation, rising interest rates and geopolitical issues overshadowed corporate earnings growth that exceeded analysts' expectations. In this environment, stock selection generally contributed to the portfolio's performance, but sector allocation was a slight negative. The portfolio's emphasis on cyclical companies, which tend to benefit from an economic recovery, also held back total return. A relatively light exposure to stable growth companies, compared to the S&P 500 Index, also detracted from the fund's return. Stable growth stocks performed better than the US stock market as a whole.

MATURING ECONOMIC RECOVERY SPARKED A MOVE TO QUALITY

During the period, investors shifted their focus away from lower-quality stocks to higher-quality names. This change in emphasis is typical during the later stage of an economic rebound. As economic recoveries mature, corporate earnings tend to grow at a slower and steadier pace. Investors generally gravitate to the highest quality companies with proven records of earnings and long-term positive performance. When data began to indicate that the rapid acceleration phase of the current economic rebound could be coming to an end, we sought to improve the quality of our holdings. We emphasized established companies with solid competitive positions, consistent earnings, good balance sheets and strong management teams.

SEEKING GROWTH IN INFORMATION TECHNOLOGY, HEALTH CARE AND CONSUMER STAPLES

Information technology was the largest sector weight in the portfolio. After producing strong gains for more than a year, information technology stocks took a breather and their presence in the portfolio detracted from total return. However, we maintained an overweight position in this sector because we believe the companies in the portfolio should benefit if capital spending picks up later in the year.

   Stock selection in the health care sector was the biggest positive contributor to performance.

   In this area, we sought companies that are likely to increase their market share and enhance their growth and valuations by developing new products or services that are more effective than existing products. Examples included Teva Pharmaceutical Industries, a generic pharmaceutical company; Alcon, a producer of eye-care products; and Caremark Rx, a mail-order prescription drug company (2.1%, 2.0% and 1.6% of net assets, respectively). All of these companies generated double-digit returns during the period.

   In the consumer staples area, good performance came from companies whose growth prospects were greater than what was perceived by the market. We favored leading companies with new products and/or business initiatives that should enable them to accelerate their existing growth rates. Such companies included Costco Wholesale, Hershey Foods and Alberto-Culver (1.7%, 0.5% and 0.6% of net assets, respectively).

A POSITIVE OUTLOOK DESPITE SOME UNCERTAINTY

As we look ahead, we expect the economy to continue to expand at a respectable pace. We also believe that earnings have the potential to grow, but at a slower rate than over the past few quarters. We believe that interest rates will continue to rise slowly. While these factors are positive for the stock market, concerns exist. The threat of global terrorism and the uncertainty about the outcome of the US presidential election are tied to economic growth. In weighing all of these factors, we determined that the best approach is to maintain a more defensive portfolio, one that emphasizes diversification among leading growth companies in the most attractive economic sectors.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence.

An investment in the fund offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business development.

The fund's approach offers the potential for long-term growth, but also involves the possibility of losses due to the sensitivity of growth stock prices to changes in current or expected earnings.

Holdings are disclosed as of June 30, 2004, and are subject to change.

PERFORMANCE INFORMATION
Liberty Equity Fund, Variable Series / June 30, 2004

AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2004 (%)

                           (CUMULATIVE)
                              6-MONTH     1-YEAR       5-YEAR       10-YEAR
---------------------------------------------------------------------------
Class B (4/14/03)              3.21       14.47        -3.49         9.14
S&P 500 Index                  3.44       19.11        -2.20        11.83

Inception date of share class is in parentheses.

NET ASSET VALUE PER SHARE ($)       12/31/03    6/30/04
-------------------------------------------------------
Class B                              14.33       14.79

[CHART]

VALUE OF A $10,000 INVESTMENT, 7/1/94(1) - 6/30/04

Class B: $23,974

                 CLASS B SHARES    S&P 500 INDEX
7/1/94          $        10,000   $        10,000
7/31/94         $        10,208   $        10,328
8/31/94         $        10,565   $        10,751
9/30/94         $        10,360   $        10,488
10/31/94        $        10,600   $        10,724
11/30/94        $        10,341   $        10,334
12/31/94        $        10,419   $        10,487
1/31/95         $        10,659   $        10,758
2/28/95         $        10,980   $        11,178
3/31/95         $        11,288   $        11,508
4/30/95         $        11,539   $        11,846
5/31/95         $        11,881   $        12,320
6/30/95         $        12,102   $        12,605
7/31/95         $        12,444   $        13,024
8/31/95         $        12,304   $        13,057
9/30/95         $        12,545   $        13,608
10/31/95        $        12,626   $        13,559
11/30/95        $        13,123   $        14,154
12/31/95        $        13,208   $        14,427
1/31/96         $        13,563   $        14,917
2/29/96         $        13,593   $        15,056
3/31/96         $        13,844   $        15,201
4/30/96         $        14,008   $        15,424
5/31/96         $        14,365   $        15,822
6/30/96         $        14,339   $        15,882
7/31/96         $        13,920   $        15,180
8/31/96         $        14,238   $        15,501
9/30/96         $        14,881   $        16,373
10/31/96        $        15,148   $        16,825
11/30/96        $        16,205   $        18,097
12/31/96        $        16,045   $        17,739
1/31/97         $        16,868   $        18,847
2/28/97         $        16,775   $        18,994
3/31/97         $        16,455   $        18,214
4/30/97         $        17,600   $        19,301
5/31/97         $        18,313   $        20,477
6/30/97         $        18,900   $        21,394
7/31/97         $        20,318   $        23,097
8/31/97         $        19,489   $        21,803
9/30/97         $        20,222   $        22,998
10/31/97        $        19,662   $        22,230
11/30/97        $        20,222   $        23,259
12/31/97        $        20,495   $        23,660
1/31/98         $        20,630   $        23,922
2/28/98         $        21,816   $        25,647
3/31/98         $        22,584   $        26,960
4/30/98         $        22,803   $        27,232
5/31/98         $        22,270   $        26,764
6/30/98         $        22,787   $        27,851
7/31/98         $        22,440   $        27,555
8/31/98         $        18,690   $        23,571
9/30/98         $        20,139   $        25,082
10/31/98        $        22,163   $        27,121
11/30/98        $        23,369   $        28,764
12/31/98        $        25,310   $        30,421
1/31/99         $        26,485   $        31,693
2/28/99         $        25,312   $        30,707
3/31/99         $        26,673   $        31,935
4/30/99         $        27,242   $        33,171
5/31/99         $        26,503   $        32,389
6/30/99         $        28,645   $        34,186
7/31/99         $        27,711   $        33,119
8/31/99         $        27,431   $        32,957
9/30/99         $        27,165   $        32,054
10/31/99        $        28,607   $        34,083
11/30/99        $        29,849   $        34,775
12/31/99        $        32,195   $        36,823
1/31/2000       $        30,920   $        34,975
2/29/2000       $        31,820   $        34,314
3/31/2000       $        35,037   $        37,670
4/30/2000       $        34,385   $        36,536
5/31/2000       $        32,993   $        35,787
6/30/2000       $        34,052   $        36,671
7/31/2000       $        33,561   $        36,099
8/31/2000       $        36,122   $        38,340
9/30/2000       $        34,435   $        36,316
10/31/2000      $        33,874   $        36,164
11/30/2000      $        30,541   $        33,314
12/31/2000      $        31,610   $        33,477
1/31/2001       $        32,390   $        34,666
2/28/2001       $        29,025   $        31,504
3/31/2001       $        26,552   $        29,507
4/30/2001       $        28,562   $        31,799
5/31/2001       $        28,851   $        32,012
6/30/2001       $        27,483   $        31,234
7/31/2001       $        27,096   $        30,928
8/31/2001       $        25,351   $        28,992
9/30/2001       $        22,897   $        26,650
10/31/2001      $        23,689   $        27,159
11/30/2001      $        25,482   $        29,242
12/31/2001      $        25,869   $        29,499
1/31/2002       $        24,868   $        29,068
2/28/2002       $        24,092   $        28,507
3/31/2002       $        25,757   $        29,579
4/30/2002       $        24,142   $        27,787
5/31/2002       $        23,560   $        27,581
6/30/2002       $        21,398   $        25,617
7/31/2002       $        19,686   $        23,622
8/31/2002       $        19,816   $        23,775
9/30/2002       $        17,507   $        21,191
10/31/2002      $        19,058   $        23,056
11/30/2002      $        20,206   $        24,414
12/31/2002      $        18,723   $        22,981
1/31/2003       $        18,204   $        22,379
2/28/2003       $        18,042   $        22,043
3/31/2003       $        18,260   $        22,257
4/30/2003       $        19,703   $        24,091
5/31/2003       $        20,806   $        25,360
6/30/2003       $        20,952   $        25,685
7/31/2003       $        21,212   $        26,137
8/31/2003       $        21,634   $        26,647
9/30/2003       $        21,179   $        26,364
10/31/2003      $        22,185   $        27,856
11/30/2003      $        22,460   $        28,101
12/31/2003      $        23,240   $        29,574
1/31/2004       $        23,614   $        30,118
2/29/2004       $        23,921   $        30,537
3/31/2004       $        23,646   $        30,076
4/30/2004       $        23,225   $        29,603
5/31/2004       $        23,518   $        30,009
6/30/2004       $        23,974   $        30,582

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PROVIDED. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT YOUR INSURANCE COMPANY.

Total return performance includes changes in share price and reinvestment of all distributions. The Standard & Poor's (S&P) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

Class B shares (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. If differences in expenses were reflected, the returns for the periods prior to the inception of the new class of shares would be lower.

(1) Inception date of class A shares (oldest existing share class) is January 11, 1993.

INVESTMENT PORTFOLIO
Liberty Equity Fund, Variable Series / June 30, 2004 (Unaudited)

                                                         SHARES             VALUE
                                                     ---------------   ---------------
COMMON STOCKS--100.0%
CONSUMER DISCRETIONARY--12.2%
HOTELS, RESTAURANTS & LEISURE--0.9%
Wendy's International, Inc.                                    9,700   $       337,948
                                                                       ---------------
INTERNET & CATALOG RETAIL--0.7%
eBay, Inc. (a)                                                 3,000           275,850
                                                                       ---------------
MEDIA--2.9%
News Corp., Ltd., ADR                                         14,650           481,692
Viacom, Inc., Class B                                         18,530           661,892
                                                                       ---------------
                                                                             1,143,584
                                                                       ---------------
MULTILINE RETAIL--3.2%
Target Corp.                                                  18,770           797,162
Wal-Mart Stores, Inc.                                          8,660           456,902
                                                                       ---------------
                                                                             1,254,064
                                                                       ---------------
SPECIALTY RETAIL--4.5%
Bed Bath & Beyond, Inc. (a)                                    8,900           342,205
Home Depot, Inc.                                              17,210           605,792
Lowe's Companies, Inc.                                        15,480           813,474
                                                                       ---------------
                                                                             1,761,471
                                                                       ---------------

CONSUMER STAPLES--11.1%
BEVERAGES--3.5%
Coca-Cola Co.                                                 13,040           658,259
PepsiCo, Inc.                                                 12,870           693,436
                                                                       ---------------
                                                                             1,351,695
                                                                       ---------------
FOOD & STAPLES RETAILING--3.3%
Costco Wholesale Corp.                                        15,690           644,388
Walgreen Co.                                                  17,710           641,279
                                                                       ---------------
                                                                             1,285,667
                                                                       ---------------
FOOD PRODUCTS--1.3%
Bunge Ltd.                                                     7,670           298,670
Hershey Foods Corp.                                            4,480           207,290
                                                                       ---------------
                                                                               505,960
                                                                       ---------------
HOUSEHOLD PRODUCTS--2.5%
Procter & Gamble Co.                                          18,000           979,920
                                                                       ---------------
PERSONAL PRODUCTS--0.5%
Alberto-Culver Co.                                             4,240           212,593
                                                                       ---------------

ENERGY--6.1%
ENERGY EQUIPMENT & SERVICES--2.4%
Baker Hughes, Inc.                                            12,500           470,625
National-Oilwell, Inc. (a)                                    14,700           462,903
                                                                       ---------------
                                                                               933,528
                                                                       ---------------
OIL & GAS--3.7%
BP PLC, ADR                                                   18,800         1,007,116
EOG Resources, Inc.                                            7,500           447,825
                                                                       ---------------
                                                                             1,454,941
                                                                       ---------------

FINANCIALS--19.4%
COMMERCIAL BANKS--4.7%
Bank of New York Co., Inc.                                    20,000   $       589,600
Wachovia Corp.                                                 8,900           396,050
Wells Fargo & Co.                                             14,800           847,004
                                                                       ---------------
                                                                             1,832,654
                                                                       ---------------
DIVERSIFIED FINANCIAL SERVICES--9.9%
Citigroup, Inc.                                               29,700         1,381,050
Fannie Mae                                                     5,950           424,592
Goldman Sachs Group, Inc.                                     10,000           941,600
J.P. Morgan Chase & Co.                                       18,100           701,737
Merrill Lynch & Co., Inc.                                      7,360           397,293
                                                                       ---------------
                                                                             3,846,272
                                                                       ---------------
INSURANCE--4.8%
American International Group, Inc.                            12,500           891,000
Marsh & McLennan Companies, Inc.                              12,500           567,250
Willis Group Holdings Ltd.                                    11,100           415,695
                                                                       ---------------
                                                                             1,873,945
                                                                       ---------------

HEALTH CARE--15.2%
BIOTECHNOLOGY--1.4%
Amgen, Inc. (a)                                               10,200           556,614
                                                                       ---------------
HEALTH CARE EQUIPMENT & SUPPLIES--4.6%
Alcon, Inc.                                                   10,000           786,500
Boston Scientific Corp. (a)                                    8,940           382,632
Medtronic, Inc.                                               12,670           617,282
                                                                       ---------------
                                                                             1,786,414
                                                                       ---------------
HEALTH CARE PROVIDERS & SERVICES--3.0%
Caremark Rx, Inc. (a)                                         19,020           626,519
WellPoint Health Networks, Inc. (a)                            5,000           560,050
                                                                       ---------------
                                                                             1,186,569
                                                                       ---------------
PHARMACEUTICALS--6.2%
Johnson & Johnson                                              9,000           501,300
Pfizer, Inc.                                                  31,460         1,078,449
Teva Pharmaceutical Industries Ltd.,
   ADR                                                        12,390           833,723
                                                                       ---------------
                                                                             2,413,472
                                                                       ---------------

INDUSTRIALS--13.0%
AEROSPACE & DEFENSE--4.2%
Boeing Co.                                                    10,300           526,227
United Technologies Corp.                                     12,100         1,106,908
                                                                       ---------------
                                                                             1,633,135
                                                                       ---------------
COMMERCIAL SERVICES & SUPPLIES--1.5%
Cendant Corp.                                                 24,100           589,968
                                                                       ---------------

                       See Notes to Investment Portfolio.

                                                         SHARES             VALUE
                                                     ---------------   ---------------
INDUSTRIAL CONGLOMERATES--4.8%
3M Co.                                                         3,880   $       349,239
General Electric Co.                                          46,680         1,512,432
                                                                       ---------------
                                                                             1,861,671
                                                                       ---------------
MACHINERY--2.5%
Illinois Tool Works, Inc.                                     10,140           972,325
                                                                       ---------------

INFORMATION TECHNOLOGY--21.8%
COMMUNICATIONS EQUIPMENT--3.5%
Cisco Systems, Inc. (a)                                       57,800         1,369,860
                                                                       ---------------
COMPUTERS & PERIPHERALS--4.4%
Dell, Inc. (a)                                                24,300           870,426
International Business Machines
   Corp.                                                       3,800           334,970
Lexmark International, Inc.,
   Class A (a)                                                 5,180           500,025
                                                                       ---------------
                                                                             1,705,421
                                                                       ---------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--1.5%
Agilent Technologies, Inc. (a)                                 6,350           185,928
Flextronics International Ltd. (a)                            24,730           394,443
                                                                       ---------------
                                                                               580,371
                                                                       ---------------
IT SERVICES--0.3%
Accenture Ltd., Class A (a)                                    5,000           137,400
                                                                       ---------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--5.3%
Analog Devices, Inc.                                           6,010           282,951
Intel Corp.                                                   34,230           944,748
Marvell Technology Group Ltd. (a)                             11,660           311,322
Maxim Integrated Products, Inc.                               10,000           524,200
                                                                       ---------------
                                                                             2,063,221
                                                                       ---------------
SOFTWARE--6.8%
Electronic Arts, Inc. (a)                                      4,640           253,112
Microsoft Corp.                                               52,790         1,507,682
Oracle Corp. (a)                                              35,480           423,276
SAP AG, ADR                                                    5,460           228,283
VERITAS Software Corp. (a)                                     8,000           221,600
                                                                       ---------------
                                                                             2,633,953
                                                                       ---------------

MATERIALS--1.2%
METALS & MINING--1.2%
Phelps Dodge Corp.                                             5,700           441,807
                                                                       ---------------
TOTAL INVESTMENTS--100.0%
   (cost of $32,664,409)(b)                                                 38,982,293
                                                                       ---------------
OTHER ASSETS & LIABILITIES, NET--0.0%                                           18,371
                                                                       ---------------
NET ASSETS--100.0%                                                     $    39,000,664
                                                                       ===============

NOTES TO INVESTMENT PORTFOLIO:

(a)  Non-income producing security.
(b) Cost for both financial statement and federal income tax purposes is the same.

            ACRONYM              NAME
            -------              ----
              ADR       American Depositary Receipt

                       See Notes to Financial Statements.

STATEMENT OF ASSETS & LIABILITIES
Liberty Equity Fund, Variable Series / June 30, 2004 (Unaudited)

ASSETS:
Investments, at cost                                                          $    32,664,409
                                                                              ---------------
Investments, at value                                                         $    38,982,293
Receivable for:
   Investments sold                                                                   399,876
   Fund shares sold                                                                       172
   Dividends                                                                           19,284
   Foreign tax reclaim                                                                  1,196
Expense reimbursement due from Investment Advisor                                         648
Deferred Trustees' compensation plan                                                    3,636
                                                                              ---------------
     TOTAL ASSETS                                                                  39,407,105
                                                                              ---------------
LIABILITIES:
Payable to custodian bank                                                             333,641
Payable for:
   Fund shares repurchased                                                              5,323
   Investment advisory fee                                                             24,234
   Administration fee                                                                   2,147
   Transfer agent fee                                                                     402
   Pricing and bookkeeping fees                                                         2,016
   Trustees' fees                                                                          33
   Audit fee                                                                           13,226
   Custody fee                                                                            360
   Legal fee                                                                            7,288
   Reports to shareholders                                                             10,435
Deferred Trustees' fees                                                                 3,636
Other liabilities                                                                       3,700
                                                                              ---------------
     TOTAL LIABILITIES                                                                406,441
                                                                              ---------------
NET ASSETS                                                                    $    39,000,664
                                                                              ===============
COMPOSITION OF NET ASSETS:
Paid-in capital                                                               $    45,526,813
Undistributed net investment income                                                    42,682
Accumulated net realized loss                                                     (12,886,715)
Net unrealized appreciation on investments                                          6,317,884
                                                                              ---------------
NET ASSETS                                                                    $    39,000,664
                                                                              ===============
CLASS A:
Net assets                                                                    $    38,999,392
Shares outstanding                                                                  2,639,065
                                                                              ===============
Net asset value per share                                                     $         14.78
                                                                              ===============
CLASS B:
Net assets                                                                    $         1,272
Shares outstanding                                                                         86
                                                                              ===============
Net asset value per share                                                     $         14.79
                                                                              ===============

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
Liberty Equity Fund, Variable Series
For the Six Months Ended June 30, 2004 (Unaudited)

INVESTMENT INCOME:
Dividends                                                                     $       235,336
Interest                                                                                  455
                                                                              ---------------
     Total Investment Income (net of foreign taxes withheld of $3,779)                235,791
                                                                              ---------------
EXPENSES:
Investment advisory fee                                                               155,621
Administration fee                                                                     13,902
Distribution fee--Class B                                                                   2
Transfer agent fee                                                                      2,486
Pricing and bookkeeping fees                                                           12,432
Trustees' fees                                                                          1,690
Custody fee                                                                             2,927
Non-recurring costs (See Note 6)                                                        1,748
Other expenses                                                                          6,303
                                                                              ---------------
     Total Expenses                                                                   197,111
Fees and expenses waived or reimbursed by Investment Advisor                           (4,150)
Non-recurring costs assumed by Investment Advisor (See Note 6)                         (1,748)
                                                                              ---------------
     Net Expenses                                                                     191,213
                                                                              ---------------
Net Investment Income                                                                  44,578

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments                                                      (35,034)
Net change in unrealized appreciation/depreciation on investments                   1,361,958
                                                                              ---------------
Net Gain                                                                            1,326,924
                                                                              ---------------
Net Increase in Net Assets from Operations                                    $     1,371,502
                                                                              ===============

                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Liberty Equity Fund, Variable Series

                                                                                     (UNAUDITED)
                                                                                     SIX MONTHS           YEAR
                                                                                        ENDED             ENDED
                                                                                       JUNE 30,        DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                                      2004              2003
----------------------------------                                                 ---------------   ---------------
OPERATIONS:
Net investment income                                                              $        44,578   $       146,742
Net realized loss on investments                                                           (35,034)       (4,782,702)
Net change in unrealized appreciation/depreciation on investments                        1,361,958        14,341,706
                                                                                   ---------------   ---------------
        Net Increase from Operations                                                     1,371,502         9,705,746
                                                                                   ---------------   ---------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income -- Class A                                                           --          (147,146)
                                                                                   ---------------   ---------------
SHARE TRANSACTIONS:
Class A:
   Subscriptions                                                                           121,043         2,333,191
   Proceeds received in connection with merger                                                  --         4,822,551
   Distributions reinvested                                                                     --           147,146
   Redemptions                                                                          (6,541,854)      (16,415,799)
                                                                                   ---------------   ---------------
        Net Decrease                                                                    (6,420,811)       (9,112,911)
                                                                                   ---------------   ---------------
Class B:
   Subscriptions                                                                                --             1,000
                                                                                   ---------------   ---------------
Net Decrease from Share Transactions                                                    (6,420,811)       (9,111,911)
                                                                                   ---------------   ---------------
Total Increase (Decrease) in Net Assets                                                 (5,049,309)          446,689

NET ASSETS:
Beginning of period                                                                     44,049,973        43,603,284
                                                                                   ---------------   ---------------
End of period (including undistributed (overdistributed) net investment income
   of $42,682 and $(1,896), respectively)                                          $    39,000,664   $    44,049,973
                                                                                   ===============   ===============
CHANGES IN SHARES:
Class A:
   Subscriptions                                                                             8,400           177,747
   Issued in connection with merger                                                             --           416,815
   Issued for distributions reinvested                                                          --            11,315
   Redemptions                                                                            (449,253)       (1,296,537)
                                                                                   ---------------   ---------------
        Net Decrease                                                                      (440,853)         (690,660)
                                                                                   ---------------   ---------------
Class B:
   Subscriptions                                                                                --                86
                                                                                   ---------------   ---------------

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Liberty Equity Fund, Variable Series / June 30, 2004 (Unaudited)

NOTE 1. ORGANIZATION

Liberty Equity Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust") is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   INVESTMENT GOAL--The Fund seeks long-term growth by investing in companies which are believed to have above average earnings potential.

   FUND SHARES--The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

   USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION--Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

   SECURITY TRANSACTIONS--Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   REPURCHASE AGREEMENTS--The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

   INCOME RECOGNITION--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

   DETERMINATION OF CLASS NET ASSET VALUES--All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

   FEDERAL INCOME TAX STATUS--The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

   DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on ex-date. Dividends from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

NOTE 3. FEDERAL TAX INFORMATION

The tax character of distributions paid during the year ended December 31, 2003 was as follows:

Distributions paid from:
     Ordinary income*                       $  147,146
     Long-term capital gains                        --

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at June 30, 2004, based on cost of investments for federal income tax purposes was:

     Unrealized appreciation                $   7,747,705
     Unrealized depreciation                   (1,429,821)
                                            -------------
       Net unrealized appreciation          $   6,317,884
                                            =============

The following capital loss carryforwards, determined as of December 31, 2003, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

      YEAR OF                               CAPITAL LOSS
    EXPIRATION                              CARRYFORWARD
    ----------                              ------------
       2008                                 $     25,237
       2009                                    3,277,087
       2010                                    4,000,679
       2011                                    5,417,761
                                            ------------
                                            $ 12,720,764
                                            ============

Of the capital loss carryforwards attributable to the Fund, $695,798 was obtained upon the Fund's merger with Galaxy Growth & Income Fund (See Note 7).

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Fund. Prior to April 1, 2004, Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston, including the Fund's investment advisor, transfer agent and distributor, was acquired by Bank of America Corporation ("BOA"). The acquisition did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

   INVESTMENT ADVISORY FEE--Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets as follows:

AVERAGE DAILY NET ASSETS                     ANNUAL FEE RATE
------------------------                     ---------------
First $500 million                                0.75%
Next $500 million                                 0.70%
Next $500 million                                 0.65%
Next $500 million                                 0.60%
Over $2 billion                                   0.55%

   ADMINISTRATION FEE--Columbia provides administrative and other services to the Fund for a monthly administration fee based on the Fund's average daily net assets at the following annual rates:

AVERAGE DAILY NET ASSETS                     ANNUAL FEE RATE
------------------------                     ---------------
First $1 billion                                   0.067%
Next $1.5 billion                                  0.060%
Over $2.5 billion                                  0.055%

   PRICING AND BOOKKEEPING FEES--Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees received to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives an annual fee based on the average daily net assets of the Fund as follows:

AVERAGE DAILY NET ASSETS                     ANNUAL FEE RATE
------------------------                     ---------------
Under $50 million                               $  25,000
Over $50 million but less than $200 million     $  35,000
Over $200 million but less than $500 million    $  50,000
Over $500 million but less than $1 billion      $  85,000
Over $1 billion                                 $ 125,000

The Fund also pays additional fees for pricing services based on the number of securities held by the Fund. For the six months ended June 30, 2004, the Fund's annualized effective pricing and bookkeeping fee rate was 0.060%.

   TRANSFER AGENT FEE--Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund. For such services, the Transfer Agent receives a monthly fee, at the annual rate of $5,000.

For the six months ended June 30, 2004, the Fund's annualized effective transfer agent fee rate was 0.01%.

   DISTRIBUTION FEES--Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. The Fund has adopted a 12b-1 plan which requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

   FEE WAIVERS--Columbia has agreed to reimburse certain fees of the Fund at the annual rate of 0.02% of the Fund's average daily net assets. Columbia had contractually agreed to maintain this arrangement until April 13, 2004. Subsequent to this date, Columbia, at its discretion, may revise or discontinue this arrangement any time.

   CUSTODY CREDITS--The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

   FEES PAID TO OFFICERS AND TRUSTEES--The Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

   OTHER--Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the six months ended June 30, 2004, the Fund paid $679 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $6,647,168 and $12,598,181, respectively.

NOTE 6. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

   INDUSTRY FOCUS--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

   LEGAL PROCEEDINGS--Columbia, the Distributor, and certain of their affiliates (collectively, "The Columbia Group") have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds, as well as other industry wide issues. The Columbia Group has not uncovered any instances where Columbia or the Distributor were knowingly involved in late trading of mutual fund shares.

On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against Columbia and the Distributor, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against Columbia and the Distributor alleging that Columbia and the Distributor had violated certain New York anti-fraud statutes. If either Columbia or the Distributor is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor or distributor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could prevent Columbia, the Distributor or any company that is an affiliated person of Columbia and the Distributor from serving as an investment advisor or distributor for any registered investment company, including your fund. Your fund has been informed by Columbia and the Distributor that, if these results occur, they will seek exemptive relief from the SEC to permit them to continue to serve as your fund's investment advisor and distributor. There is no assurance that such exemptive relief will be granted. On March 15, 2004, Columbia and the Distributor entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, Columbia and the Distributor agreed, among other things, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring Columbia and the Distributor to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review Columbia's and the Distributor's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, the Columbia Group has agreed to reduce mutual fund fees by $80 million over a five-year period.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or FleetBoston (and affiliated entities). These suits and certain regulatory investigations are ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

For the six months ended June 30, 2004, Columbia has assumed $1,748 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

NOTE 7. BUSINESS COMBINATIONS AND MERGERS

   FUND MERGERS--On April 14, 2003, the Galaxy VIP Growth & Income Fund, previously a fund of the Galaxy VIP Fund, a separate Massachusetts business trust ("the predecessor trust"), merged into the Galaxy VIP Equity Fund, also previously a fund of the predecessor trust. The Galaxy VIP Equity Fund received a tax-free transfer of assets from the Galaxy VIP Growth & Income Fund, as follows:

       SHARES           NET ASSETS           UNREALIZED
       ISSUED            RECEIVED          DEPRECIATION(1)
      -------          -----------         ---------------
      416,815          $ 4,822,551          $   1,331,049

                        NET ASSETS
                      OF GALAXY VIP         NET ASSETS
    NET ASSETS           GROWTH &         OF GALAXY VIP
  OF GALAXY VIP        INCOME FUND         EQUITY FUND
   EQUITY FUND         IMMEDIATELY         IMMEDIATELY
    PRIOR TO            PRIOR TO              AFTER
   COMBINATION         COMBINATION        COMBINATION
  -------------       --------------      -------------
   $ 39,395,832        $ 4,822,551         $ 44,218,383

(1) Unrealized depreciation is included in the Net Assets Received amount above.

Also on April 14, 2003, subsequent to the merger described above, the Galaxy VIP Equity Fund was renamed as the Liberty Equity Fund, Variable Series.

The accompanying statement of changes in net assets and financial highlights for the Fund represent the historical operations of the Galaxy VIP Equity Fund for periods prior to April 14, 2003.

FINANCIAL HIGHLIGHTS
Liberty Equity Fund, Variable Series--Class B Shares

Selected data for a share outstanding throughout each period is as follows:

                                                                                     (UNAUDITED)
                                                                                     SIX MONTHS            PERIOD
                                                                                        ENDED               ENDED
                                                                                      JUNE 30,           DECEMBER 31,
                                                                                        2004               2003 (a)
                                                                                   ---------------     ---------------
NET ASSET VALUE, BEGINNING OF PERIOD                                               $         14.33     $         11.57
                                                                                   ---------------     ---------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (b)                                                                --(c)             0.02
Net realized and unrealized gain on investments                                               0.46                2.74
                                                                                   ---------------     ---------------
       Total from Investment Operations                                                       0.46                2.76
                                                                                   ---------------     ---------------
NET ASSET VALUE, END OF PERIOD                                                     $         14.79     $         14.33
                                                                                   ===============     ===============
Total return (d)(e)(f)(g)                                                                     3.21%              23.85%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)(i)                                                                               1.17%               1.18%
Net investment income (loss) (h)(i)                                                          (0.03)%              0.16%
Waiver/reimbursement (i)                                                                      0.02%               0.04%
Portfolio turnover rate                                                                         16%(g)              46%
Net assets, end of period (000's)                                                  $             1     $             1

(a) For the period from commencement of operations on April 14, 2003 to December 31, 2003.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Rounds to less than $0.01 per share.
(d)  Total return at net asset value assuming all distributions reinvested.
(e) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.

PORTFOLIO MANAGERS' DISCUSSION
Liberty Growth & Income Fund, Variable Series / June 30, 2004

Liberty Growth & Income Fund, Variable Series seeks long-term growth and income.

Brian Cunningham, Gregory M. Miller and Richard Dahlberg are co-managers of the fund. Mr. Cunningham has co-managed the fund since October 2003 and has been with Columbia Management Advisors, Inc. and its predecessors (Columbia) since 1987. Mr. Miller has co-managed the fund since April 2003 and joined Columbia in 1985. Mr. Dahlberg, head of the Columbia large-cap value team, has co-managed the fund since October 2003. He joined the firm in September 2003.

In a period that began on a fairly strong note for stocks, the fund's performance was slightly better than that of its benchmark. An above-index weighting in the energy and industrial sectors helped boost the portfolio's return. Lackluster returns from financial and technology holdings detracted from performance.

   Excellent stock market performance in 2003 provided a strong tailwind early in the period, supported by reports of higher corporate profits in the first quarter, continuing low interest rates, and strong consumer spending. But by late spring, oil and other commodity prices had soared and inflation seemed a possibility. When employment numbers improved, the Federal Reserve Board made it clear that it was prepared to begin to raise short-term interest rates in an effort to steer the economy clear of inflation. The stock market gave back some of its earlier gains, and indeed, on the last day of the period, the Fed raised a key short-term interest rate from 1.00% to 1.25%.

POSITIONED FOR AN IMPROVING ECONOMY

Throughout the period the fund was positioned to benefit from a modestly improving economy, which generally worked in its favor. Utilities, which occupied a relatively small position in the portfolio, provided a solid return, primarily on the strength of a single holding--TXU (1.9% of net assets). The company's new management team embarked on an aggressive restructuring and asset sales program that worked out better than expected. Our exposure to industrials was higher than that of our benchmark, and that also helped performance. These companies typically have high fixed-cost business models, so even relatively modest increases in volume from an improving economy can result in impressive profits.

HIGH OIL PRICES HELPED AND HURT

Oil and gas prices moved up sharply during the period. This benefited our energy holdings, a sector where we had greater exposure than the index. ConocoPhillips (2.6% of net assets) rose more than 16.0%. But rising oil prices had the opposite effect on consumer discretionary companies such as fast food restaurants. Wendy's International (1.4% of net assets) declined 11.0% during the period after strong growth in 2003.

DISAPPOINTING RETURNS FROM FINANCIALS, TECHNOLOGY

Financial stocks, the largest sector in the benchmark index, also hurt the fund's performance despite our relative underweight position. Citigroup and Bank of New York (4.5% and 1.3% of net assets, respectively) were affected by the steady slowdown in capital markets activity, particularly toward the end of the period. In technology, we lost ground with Finnish cell phone manufacturer Nokia (1.0% of net assets). The company's market share declined during the period, but we believe its plans to introduce a wide range of new phones with varying price points could help its share price over the next six to nine months.

MAINTAINING OUR STRATEGY

Valuations within the market appear compressed today. Until more disparities appear, offering opportunities for us to capitalize on, we plan to maintain the fund's broad diversification in relation to the Russell 1000 Value Index. As quality-oriented value investors, we take a company-by-company approach to stock selection, choosing fund holdings that we believe have the potential to do well in many different market environments.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence.

An investment in Liberty Growth & Income Fund, Variable Series offers significant long-term growth potential, but also involves certain risks. The fund may be affected by stock market fluctuations due to economic and business developments.

Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the advisor's assessment of a company's prospects is wrong, the price of its stock may not approach the value the advisor has placed on it.

Holdings are disclosed as of June 30, 2004, and are subject to change.

PERFORMANCE INFORMATION
Liberty Growth & Income Fund, Variable Series / June 30, 2004

AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2004 (%)

                           (CUMULATIVE)
                             6-MONTH    1-YEAR   5-YEAR    LIFE
----------------------------------------------------------------
Class B (6/1/00)                  4.10   15.57     0.47    11.36
S&P 500 Index(1)                  3.44   19.11    -2.20    11.79

Inception date of share class is in parentheses.

NET ASSET VALUE PER SHARE ($)       12/31/03    6/30/04
-------------------------------------------------------
Class B                              14.14       14.72

[CHART]

VALUE OF A $10,000 INVESTMENT, 7/5/94(2) - 6/30/04

Class B: $29,287

                      CLASS B SHARES    S&P 500 INDEX
7/5/94               $        10,000   $        10,000
7/31/94              $        10,260   $        10,275
8/31/94              $        10,670   $        10,696
9/30/94              $        10,460   $        10,434
10/31/94             $        10,631   $        10,669
11/30/94             $        10,251   $        10,281
12/31/94             $        10,441   $        10,433
1/31/95              $        10,705   $        10,703
2/28/95              $        11,132   $        11,120
3/31/95              $        11,427   $        11,448
4/30/95              $        11,661   $        11,785
5/31/95              $        12,078   $        12,256
6/30/95              $        12,342   $        12,541
7/31/95              $        12,769   $        12,957
8/31/95              $        12,718   $        12,990
9/30/95              $        13,145   $        13,538
10/31/95             $        13,094   $        13,489
11/30/95             $        13,592   $        14,081
12/31/95             $        13,541   $        14,353
1/31/96              $        13,903   $        14,841
2/29/96              $        14,177   $        14,979
3/31/96              $        14,253   $        15,123
4/30/96              $        14,779   $        15,345
5/31/96              $        15,130   $        15,741
6/30/96              $        14,801   $        15,801
7/31/96              $        14,089   $        15,102
8/31/96              $        14,560   $        15,421
9/30/96              $        15,272   $        16,289
10/31/96             $        15,655   $        16,739
11/30/96             $        16,773   $        18,004
12/31/96             $        16,498   $        17,648
1/31/97              $        17,704   $        18,751
2/28/97              $        17,692   $        18,897
3/31/97              $        16,984   $        18,120
4/30/97              $        17,889   $        19,202
5/31/97              $        18,911   $        20,372
6/30/97              $        19,629   $        21,284
7/31/97              $        21,196   $        22,978
8/31/97              $        20,465   $        21,692
9/30/97              $        21,520   $        22,880
10/31/97             $        20,535   $        22,116
11/30/97             $        21,371   $        23,140
12/31/97             $        21,815   $        23,538
1/31/98              $        22,055   $        23,799
2/28/98              $        23,581   $        25,515
3/31/98              $        24,772   $        26,822
4/30/98              $        24,760   $        27,093
5/31/98              $        24,143   $        26,627
6/30/98              $        25,068   $        27,708
7/31/98              $        24,572   $        27,414
8/31/98              $        20,569   $        23,450
9/30/98              $        21,519   $        24,953
10/31/98             $        23,355   $        26,982
11/30/98             $        24,775   $        28,617
12/31/98             $        26,209   $        30,265
1/31/99              $        26,893   $        31,530
2/28/99              $        25,820   $        30,550
3/31/99              $        26,657   $        31,772
4/30/99              $        27,395   $        33,001
5/31/99              $        27,034   $        32,222
6/30/99              $        28,610   $        34,011
7/31/99              $        27,897   $        32,950
8/31/99              $        27,590   $        32,788
9/30/99              $        26,641   $        31,890
10/31/99             $        27,702   $        33,908
11/30/99             $        28,064   $        34,597
12/31/99             $        29,355   $        36,634
1/31/2000            $        27,773   $        34,795
2/29/2000            $        26,826   $        34,138
3/31/2000            $        29,474   $        37,476
4/30/2000            $        29,444   $        36,348
5/31/2000            $        29,297   $        35,603
6/30/2000            $        28,884   $        36,483
7/31/2000            $        29,092   $        35,913
8/31/2000            $        30,954   $        38,144
9/30/2000            $        30,233   $        36,130
10/31/2000           $        30,447   $        35,978
11/30/2000           $        28,962   $        33,143
12/31/2000           $        30,366   $        33,305
1/31/2001            $        30,166   $        34,488
2/28/2001            $        29,949   $        31,342
3/31/2001            $        28,802   $        29,355
4/30/2001            $        29,300   $        31,636
5/31/2001            $        29,848   $        31,848
6/30/2001            $        29,149   $        31,074
7/31/2001            $        29,997   $        30,770
8/31/2001            $        29,815   $        28,843
9/30/2001            $        28,616   $        26,513
10/31/2001           $        28,762   $        27,019
11/30/2001           $        29,921   $        29,092
12/31/2001           $        30,169   $        29,348
1/31/2002            $        29,666   $        28,919
2/28/2002            $        29,354   $        28,361
3/31/2002            $        30,696   $        29,427
4/30/2002            $        29,587   $        27,644
5/31/2002            $        29,549   $        27,440
6/30/2002            $        26,402   $        25,486
7/31/2002            $        24,226   $        23,501
8/31/2002            $        24,537   $        23,653
9/30/2002            $        21,020   $        21,082
10/31/2002           $        22,807   $        22,937
11/30/2002           $        24,557   $        24,288
12/31/2002           $        23,515   $        22,863
1/31/2003            $        22,669   $        22,264
2/28/2003            $        21,390   $        21,930
3/31/2003            $        21,330   $        22,142
4/30/2003            $        22,885   $        23,967
5/31/2003            $        24,773   $        25,230
6/30/2003            $        25,343   $        25,553
7/31/2003            $        25,244   $        26,003
8/31/2003            $        25,658   $        26,510
9/30/2003            $        25,166   $        26,229
10/31/2003           $        26,072   $        27,713
11/30/2003           $        26,327   $        27,957
12/31/2003           $        28,136   $        29,422
1/31/2004            $        28,533   $        29,964
2/29/2004            $        29,309   $        30,380
3/31/2004            $        29,188   $        29,921
4/30/2004            $        28,491   $        29,452
5/31/2004            $        28,511   $        29,855
6/30/2004            $        29,287   $        30,423

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PROVIDED. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT YOUR INSURANCE COMPANY.

Total return performance includes changes in share price and reinvestment of all distributions. The Standard & Poor's (S&P) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

Class B shares (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. If differences in expenses were reflected, the returns for the periods prior to the inception of the new class of shares would be lower.

(1)  Index performance for the life of the fund is from July 5, 1994.
(2)  Inception date of class A shares (oldest existing share class).

INVESTMENT PORTFOLIO
Liberty Growth & Income Fund, Variable Series / June 30, 2004 (Unaudited)

                                                         SHARES             VALUE
                                                     ---------------   ---------------
COMMON STOCKS--99.5%
CONSUMER DISCRETIONARY--7.8%
AUTOMOBILES--0.8%
General Motors Corp.                                          45,037   $     2,098,274
                                                                       ---------------
HOTELS, RESTAURANTS & LEISURE--1.7%
Harrah's Entertainment, Inc.                                  13,313           720,233
Wendy's International, Inc.                                  103,846         3,617,995
                                                                       ---------------
                                                                             4,338,228
                                                                       ---------------
LEISURE EQUIPMENT & PRODUCTS--0.5%
Mattel, Inc.                                                  63,415         1,157,324
                                                                       ---------------
MEDIA--3.8%
Clear Channel Communications, Inc.                            49,048         1,812,324
Gannett Co., Inc.                                             15,253         1,294,217
McGraw-Hill Companies, Inc.                                   33,134         2,537,070
Time Warner, Inc. (a)                                        171,021         3,006,549
Viacom, Inc., Class A                                         29,879         1,086,102
                                                                       ---------------
                                                                             9,736,262
                                                                       ---------------
SPECIALTY RETAIL--1.0%
Office Depot, Inc. (a)                                       143,363         2,567,631
                                                                       ---------------

CONSUMER STAPLES--9.4%
BEVERAGES--1.8%
PepsiCo, Inc.                                                 86,607         4,666,385
                                                                       ---------------
FOOD & STAPLES RETAILING--0.6%
Costco Wholesale Corp.                                        37,094         1,523,451
                                                                       ---------------
FOOD PRODUCTS--2.2%
ConAgra Foods, Inc.                                          108,338         2,933,793
Kraft Foods, Inc., Class A                                    83,160         2,634,509
                                                                       ---------------
                                                                             5,568,302
                                                                       ---------------
HOUSEHOLD PRODUCTS--3.8%
Clorox Co.                                                    55,997         3,011,519
Kimberly-Clark Corp.                                          50,669         3,338,074
Procter & Gamble Co.                                          59,586         3,243,862
                                                                       ---------------
                                                                             9,593,455
                                                                       ---------------
TOBACCO--1.0%
Altria Group, Inc.                                            49,809         2,492,940
                                                                       ---------------

ENERGY--12.9%
ENERGY EQUIPMENT & SERVICES--1.8%
Halliburton Co.                                              150,962         4,568,110
                                                                       ---------------
OIL & GAS--11.1%
BP PLC, ADR                                                  113,247         6,066,642
ConocoPhillips                                                85,845         6,549,115
Exxon Mobil Corp.                                            183,944         8,168,953
Marathon Oil Corp.                                           126,620         4,791,301
Royal Dutch Petroleum Co.,
   NY Shares                                                  54,012         2,790,800
                                                                       ---------------
                                                                            28,366,811
                                                                       ---------------

FINANCIALS--31.9%
CAPITAL MARKETS--5.2%
Bank of New York Co., Inc.                                   116,487         3,434,037
Goldman Sachs Group, Inc.                                     19,646         1,849,867
Merrill Lynch & Co., Inc.                                     58,780   $     3,172,944
Morgan Stanley                                                56,882         3,001,663
State Street Corp.                                            35,938         1,762,400
                                                                       ---------------
                                                                            13,220,911
                                                                       ---------------
COMMERCIAL BANKS--7.8%
Bank One Corp.                                                85,147         4,342,497
National City Corp.                                           53,801         1,883,573
U.S. Bancorp                                                 197,348         5,438,911
Wachovia Corp.                                                56,390         2,509,355
Wells Fargo & Co.                                             97,218         5,563,786
                                                                       ---------------
                                                                            19,738,122
                                                                       ---------------
CONSUMER FINANCE--1.0%
MBNA Corp.                                                   100,638         2,595,454
                                                                       ---------------
DIVERSIFIED FINANCIAL SERVICES--6.1%
Citigroup, Inc.                                              245,848        11,431,932
J.P. Morgan Chase & Co.                                      104,072         4,034,871
                                                                       ---------------
                                                                            15,466,803
                                                                       ---------------
INSURANCE--8.5%
AFLAC, Inc.                                                   36,252         1,479,444
Ambac Financial Group, Inc.                                   35,938         2,639,287
American International Group, Inc.                            77,837         5,548,221
Lincoln National Corp.                                        49,664         2,346,624
Marsh & McLennan Companies,
   Inc.                                                       28,437         1,290,471
St. Paul Travelers Companies, Inc.                            68,279         2,768,031
Willis Group Holdings Ltd.                                    73,958         2,769,727
XL Capital Ltd., Class A                                      36,630         2,764,100
                                                                       ---------------
                                                                            21,605,905
                                                                       ---------------
REAL ESTATE--1.6%
Archstone-Smith Trust                                         44,087         1,293,072
Kimco Realty Corp.                                            30,003         1,365,135
Vornado Realty Trust                                          24,349         1,390,571
                                                                       ---------------
                                                                             4,048,778
                                                                       ---------------
THRIFTS & MORTGAGE FINANCE--1.7%
Countrywide Financial Corp.                                   23,325         1,638,581
Freddie Mac                                                   44,106         2,791,910
                                                                       ---------------
                                                                             4,430,491
                                                                       ---------------

HEALTH CARE--4.5%
HEALTH CARE PROVIDERS & SERVICES--1.8%
Aetna, Inc.                                                   55,812         4,744,020
                                                                       ---------------
PHARMACEUTICALS--2.7%
Bristol-Myers Squibb Co.                                      45,635         1,118,057
Johnson & Johnson                                             23,820         1,326,774
Merck & Co., Inc.                                             28,949         1,375,077
Pfizer, Inc.                                                  86,607         2,968,888
                                                                       ---------------
                                                                             6,788,796
                                                                       ---------------

INDUSTRIALS--11.7%
AEROSPACE & DEFENSE--4.3%
General Dynamics Corp.                                        30,715         3,049,999
Honeywell International, Inc.                                 89,637         3,283,403
Raytheon Co.                                                  36,867         1,318,733
United Technologies Corp.                                     35,185         3,218,724
                                                                       ---------------
                                                                            10,870,859
                                                                       ---------------

                       See Notes to Investment Portfolio.

                                                         SHARES             VALUE
                                                     ---------------   ---------------
COMMERCIAL SERVICES & SUPPLIES--1.7%
Avery Dennison Corp.                                           6,810   $       435,908
Waste Management, Inc.                                       128,600         3,941,590
                                                                       ---------------
                                                                             4,377,498
                                                                       ---------------
INDUSTRIAL CONGLOMERATES--3.5%
General Electric Co.                                         156,857         5,082,167
Textron, Inc.                                                 63,546         3,771,455
                                                                       ---------------
                                                                             8,853,622
                                                                       ---------------
MACHINERY--2.2%
Deere & Co.                                                   42,297         2,966,712
Dover Corp.                                                   62,175         2,617,568
                                                                       ---------------
                                                                             5,584,280
                                                                       ---------------

INFORMATION TECHNOLOGY--7.1%
COMMUNICATIONS EQUIPMENT--1.0%
Nokia Oyj, ADR                                               174,155         2,532,214
                                                                       ---------------
COMPUTERS & PERIPHERALS--2.1%
International Business Machines
   Corp.                                                      27,894         2,458,856
Lexmark International, Inc.,
   Class A (a)                                                29,993         2,895,224
                                                                       ---------------
                                                                             5,354,080
                                                                       ---------------
IT SERVICES--1.3%
Accenture Ltd., Class A (a)                                  119,749         3,290,703
                                                                       ---------------
OFFICE ELECTRONICS--1.2%
Xerox Corp. (a)                                              205,140         2,974,530
                                                                       ---------------
SOFTWARE--1.5%
Electronic Arts, Inc. (a)                                     50,218         2,739,392
Microsoft Corp.                                               41,162         1,175,587
                                                                       ---------------
                                                                             3,914,979
                                                                       ---------------

MATERIALS--3.5%
CHEMICALS--1.5%
Air Products & Chemicals, Inc.                                74,769         3,921,634
                                                                       ---------------
PAPER & FOREST PRODUCTS--2.0%
MeadWestvaco Corp.                                            98,726         2,901,557
Weyerhaeuser Co.                                              32,377         2,043,636
                                                                       ---------------
                                                                             4,945,193
                                                                       ---------------
TELECOMMUNICATION SERVICES--4.7%
DIVERSIFIED TELECOMMUNICATION SERVICES--4.7%
BellSouth Corp.                                              151,066   $     3,960,951
SBC Communications, Inc.                                     162,350         3,936,988
Verizon Communications, Inc.                                 113,144         4,094,681
                                                                       ---------------
                                                                            11,992,620
                                                                       ---------------

UTILITIES--6.0%
ELECTRIC UTILITIES--6.0%
American Electric Power Co., Inc.                             82,637         2,644,384
Consolidated Edison, Inc.                                     93,398         3,713,504
Entergy Corp.                                                 36,005         2,016,640
Southern Co.                                                  67,725         1,974,184
TXU Corp.                                                    120,456         4,879,674
                                                                       ---------------
                                                                            15,228,386
                                                                       ---------------
TOTAL COMMON STOCKS
   (cost of $215,137,661)                                                  253,157,051
                                                                       ---------------

INVESTMENT MANAGEMENT COMPANY--0.2%
iShares Russell 1000 Value Index Fund
   (cost of $491,766)                                          8,368           502,582
                                                                       ---------------
TOTAL INVESTMENTS--99.7%
   (cost of $215,629,427) (b)                                              253,659,633
                                                                       ---------------
OTHER ASSETS & LIABILITIES, NET--0.3%                                          834,836
NET ASSETS--100.0%                                                     $   254,494,469
                                                                       ===============

NOTES TO INVESTMENT PORTFOLIO:

(a)  Non-income producing security.
(b) Cost for both financial statement and federal income tax purposes is the same.

            ACRONYM              NAME
            -------              ----
              ADR     American Depositary Receipt

                       See Notes to Financial Statements.

STATEMENT OF ASSETS & LIABILITIES
Liberty Growth & Income Fund, Variable Series / June 30, 2004 (Unaudited)

ASSETS:
Investments, at cost                                                          $   215,629,427
                                                                              ---------------
Investments, at value                                                         $   253,659,633
Receivable for:
   Investments sold                                                                 2,134,789
   Dividends                                                                          296,181
Expense reimbursement due from Investment Advisor / Distributor                        26,894
Deferred Trustees' compensation plan                                                   15,700
                                                                              ---------------
     TOTAL ASSETS                                                                 256,133,197
                                                                              ---------------
LIABILITIES:
Payable to custodian bank                                                             696,679
Payable for:
   Fund shares repurchased                                                            685,138
   Investment advisory fee                                                            168,103
   Transfer agent fee                                                                     605
   Pricing and bookkeeping fees                                                         7,676
   Audit fee                                                                           23,257
   Reports to shareholders                                                             26,521
   Distribution fee--Class B                                                           10,058
Deferred Trustees' fees                                                                15,700
Other liabilities                                                                       4,991
                                                                              ---------------
     TOTAL LIABILITIES                                                              1,638,728
                                                                              ---------------
NET ASSETS                                                                    $   254,494,469
                                                                              ===============
COMPOSITION OF NET ASSETS:
Paid-in capital                                                               $   280,691,232
Undistributed net investment income                                                 2,024,851
Accumulated net realized loss                                                     (66,251,820)
Net unrealized appreciation on investments                                         38,030,206
                                                                              ---------------
NET ASSETS                                                                    $   254,494,469
                                                                              ===============
CLASS A:
Net assets                                                                    $   209,063,400
Shares outstanding                                                                 14,174,381
                                                                              ===============
Net asset value per share                                                     $         14.75
                                                                              ===============
CLASS B:
Net assets                                                                    $    45,431,069
Shares outstanding                                                                  3,086,417
                                                                              ===============
Net asset value per share                                                     $         14.72
                                                                              ===============

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
Liberty Growth & Income Fund, Variable Series
For the Six Months Ended June 30, 2004 (Unaudited)

INVESTMENT INCOME:
Dividends                                                                     $     2,950,669
Interest                                                                               12,765
                                                                              ---------------
   Total Investment Income (net of foreign taxes withheld of $29,001)               2,963,434
                                                                              ---------------
EXPENSES:
Investment advisory fee                                                             1,035,939
Distribution fee--Class B                                                              56,158
Transfer agent fee                                                                      3,729
Pricing and bookkeeping fees                                                           36,952
Trustees' fees                                                                          4,686
Custody fee                                                                             5,663
Non-recurring costs (See Note 6)                                                       11,138
Other expenses                                                                         45,975
                                                                              ---------------
   Total Expenses                                                                   1,200,240
Fees and expenses waived or reimbursed by Investment Advisor                         (142,441)
Fees waived by Distributor--Class B                                                    (4,493)
Non-recurring costs assumed by Investment Advisor (See Note 6)                        (11,138)
Custody earnings credit                                                                    (1)
                                                                              ---------------
   Net Expenses                                                                     1,042,167
                                                                              ---------------
Net Investment Income                                                               1,921,267
                                                                              ---------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investment                                                     8,531,354
Net change in unrealized appreciation/depreciation on investments                     286,651
                                                                              ---------------
Net Gain                                                                            8,818,005
                                                                              ---------------
Net Increase in Net Assets from Operations                                    $    10,739,272
                                                                              ===============

                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Liberty Growth & Income Fund, Variable Series

                                                                                     (UNAUDITED)
                                                                                     SIX MONTHS           YEAR
                                                                                        ENDED             ENDED
                                                                                       JUNE 30,       DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                                      2004              2003
----------------------------------                                                 ---------------   ---------------
OPERATIONS:
Net investment income                                                              $     1,921,267   $     3,475,469
Net realized gain (loss) on investments                                                  8,531,354       (27,529,590)
Net change in unrealized appreciation/depreciation on investments                          286,651        74,661,609
                                                                                   ---------------   ---------------
        Net Increase from Operations                                                    10,739,272        50,607,488
                                                                                   ---------------   ---------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
   Class A                                                                                      --        (2,859,733)
   Class B                                                                                      --          (497,712)
                                                                                   ---------------   ---------------
        Total Distributions Declared to Shareholders                                            --        (3,357,445)
                                                                                   ---------------   ---------------
SHARE TRANSACTIONS:
Class A:
   Subscriptions                                                                         3,633,491         7,840,182
   Proceeds received in connection with merger                                                  --        88,842,502
   Distributions reinvested                                                                     --         2,859,733
   Redemptions                                                                         (20,402,626)      (35,938,840)
                                                                                   ---------------   ---------------
        Net Increase (Decrease)                                                        (16,769,135)       63,603,577
                                                                                   ---------------   ---------------
Class B:
   Subscriptions                                                                         1,598,231        14,226,069
   Proceeds received in connection with merger                                                  --         7,935,880
   Distributions reinvested                                                                     --           497,712
   Redemptions                                                                          (2,590,848)      (13,087,318)
                                                                                   ---------------   ---------------
        Net Increase (Decrease)                                                           (992,617)        9,572,343
                                                                                   ---------------   ---------------
Net Increase (Decrease) from Share Transactions                                        (17,761,752)       73,175,920
                                                                                   ---------------   ---------------
Total Increase (Decrease) in Net Assets                                                 (7,022,480)      120,425,963

NET ASSETS:
Beginning of period                                                                    261,516,949       141,090,986
                                                                                   ---------------   ---------------
End of period (including undistributed net investment income of $2,024,851 and
   $103,584, respectively)                                                         $   254,494,469   $   261,516,949
                                                                                   ===============   ===============
CHANGES IN SHARES:
Class A:
   Subscriptions                                                                           251,465           613,478
   Issued in connection with merger                                                             --         7,939,987
   Issued for distributions reinvested                                                          --           202,962
   Redemptions                                                                          (1,408,970)       (2,893,899)
                                                                                   ---------------   ---------------
        Net Increase (Decrease)                                                         (1,157,505)        5,862,528
                                                                                   ---------------   ---------------
Class B:
   Subscriptions                                                                           110,901         1,213,974
   Issued in connection with merger                                                             --           710,257
   Issued for distributions reinvested                                                          --            35,349
   Redemptions                                                                            (179,048)       (1,128,428)
                                                                                   ---------------   ---------------
        Net Increase (Decrease)                                                            (68,147)          831,152
                                                                                   ---------------   ---------------

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Liberty Growth & Income Fund, Variable Series / June 30, 2004 (Unaudited)

NOTE 1. ORGANIZATION

Liberty Growth & Income Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust") is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   INVESTMENT GOAL--The Fund seeks long-term growth and income.

   FUND SHARES--The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

   USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION--Equity securities and exchange traded funds are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

   SECURITY TRANSACTIONS--Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   REPURCHASE AGREEMENTS--The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

   INCOME RECOGNITION--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

   DETERMINATION OF CLASS NET ASSET VALUES--All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

   FEDERAL INCOME TAX STATUS--The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

   DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on ex-date. Dividends from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

NOTE 3. FEDERAL TAX INFORMATION

The tax character of distributions paid during the year ended December 31, 2003 was as follows:

Distributions paid from:
     Ordinary income*                       $  3,357,445
     Long-term capital gains                          --

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at June 30, 2004, based on cost of investments for federal income tax purposes was:

     Unrealized appreciation                $ 42,415,094
     Unrealized depreciation                  (4,384,888)
                                            ------------
       Net unrealized appreciation          $ 38,030,206
                                            ============

The following capital loss carryforwards, determined as of December 31, 2003, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

      YEAR OF                               CAPITAL LOSS
    EXPIRATION                              CARRYFORWARD
    ----------                              ------------
       2009                                 $ 11,754,808
       2010                                   34,444,008
       2011                                   26,847,476
                                            ------------
                                            $ 73,046,292
                                            ============

Of the capital loss carryforwards attributable to the Fund, $17,706,480 was obtained upon the fund's merger with Liberty Value Fund, Variable Series (see
Note 7).

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Fund. Prior to April 1, 2004, Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston, including the Fund's investment advisor, transfer agent and distributor, was acquired by Bank of America Corporation ("BOA"). The acquisition did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

   INVESTMENT ADVISORY FEE--Columbia provides administrative and other services to the Fund in addition to investment advisory services. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets as follows:

AVERAGE DAILY NET ASSETS                    ANNUAL FEE RATE
------------------------                    ---------------
First $500 million                               0.80%
Next $500 million                                0.75%
Over $1 billion                                  0.70%

   PRICING AND BOOKKEEPING FEES--Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees received to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund. For the six months ended June 30, 2004, the Fund's annualized effective pricing and bookkeeping fee rate was 0.029%.

   TRANSFER AGENT FEE--Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund. For such services, the Transfer Agent receives a monthly fee, at the annual rate of $7,500.

For the six months ended June 30, 2004, the Fund's annualized effective transfer agent fee rate was less than 0.01%.

   DISTRIBUTION FEES--Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. The Fund has adopted a 12b-1 plan which requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

   FEE WAIVERS--Columbia has agreed to reimburse certain fees of the Fund at the annual rate of 0.11% of the Fund's average daily net assets. In addition, the Distributor has agreed to waive Class B distribution fees at the annual rate of 0.02% of the Class B average daily net assets. Columbia and the Distributor have contractually agreed to maintain this arrangement until April 6, 2004. Subsequent to this date Columbia and the Distributor, at their discretion, may revise or discontinue this arrangement any time.

   CUSTODY CREDITS--The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

   FEES PAID TO OFFICERS AND TRUSTEES--The Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

   OTHER--Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the six months ended June 30, 2004, the Fund paid $839 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $52,041,892 and $68,129,269, respectively.

NOTE 6. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

   INDUSTRY FOCUS--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

   LEGAL PROCEEDINGS--Columbia, the Distributor, and certain of their affiliates (collectively, "The Columbia Group") have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds, as well as other industry wide issues. The Columbia Group has not uncovered any instances where Columbia or the Distributor were knowingly involved in late trading of mutual fund shares.

On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against Columbia and the Distributor, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against Columbia and the Distributor alleging that Columbia and the Distributor had violated certain New York anti-fraud statutes. If either Columbia or the Distributor is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor or distributor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could prevent Columbia, the Distributor or any company that is an affiliated person of Columbia and the Distributor from serving as an investment advisor or distributor for any registered investment company, including your fund. Your fund has been informed by Columbia and the Distributor that, if these results occur, they will seek exemptive relief from the SEC to permit them to continue to serve as your fund's investment advisor and distributor. There is no assurance that such exemptive relief will be granted. On March 15, 2004, Columbia and the Distributor entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, Columbia and the Distributor agreed, among other things, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring Columbia and the Distributor to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review Columbia's and the Distributor's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, the Columbia Group has agreed to reduce mutual fund fees by $80 million over a five-year period.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or FleetBoston (and affiliated entities). These suits and certain regulatory investigations are ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

For the six months ended June 30, 2004, Columbia has assumed $11,138 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

NOTE 7. BUSINESS COMBINATIONS AND MERGERS

   FUND MERGERS--On April 7, 2003, the Liberty Value Fund, Variable Series (the "target fund") merged into the Colonial U.S. Growth & Income Fund, Variable Series (the "surviving fund"). The Colonial U.S. Growth & Income Fund, Variable Series received a tax-free transfer of assets from the Liberty Value Fund, Variable Series as follows:

      SHARES            NET ASSETS          UNREALIZED
      ISSUED             RECEIVED         DEPRECIATION(1)
     ---------         -----------        ---------------
     8,650,244         $ 96,778,382        $ 17,342,259

                                            NET ASSETS
    NET ASSETS          NET ASSETS         OF COLONIAL
   OF COLONIAL          OF LIBERTY         U.S. GROWTH &
  U.S. GROWTH &         VALUE FUND,        INCOME FUND,
   INCOME FUND,       VARIABLE SERIES    VARIABLE SERIES
 VARIABLE SERIES        IMMEDIATELY         IMMEDIATELY
    PRIOR TO              PRIOR TO            AFTER
  COMBINATION           COMBINATION         COMBINATION
 ---------------      ---------------    ---------------
  $ 126,206,600        $   96,778,382     $  222,984,982

(1) Unrealized depreciation is included in the Net Assets Received amount shown above.

Also on April 7, 2003, subsequent to the merger described above, the Colonial U.S. Growth & Income Fund, Variable Series was renamed the Liberty Growth & Income Fund, Variable Series. Class A and Class B shares of the surviving fund were issued in exchange for Class A and Class B shares, respectively, of the target fund.

FINANCIAL HIGHLIGHTS
Liberty Growth & Income Fund, Variable Series--Class B Shares

Selected data for a share outstanding throughout each period is as follows:

                                                    (UNAUDITED)
                                                    SIX MONTHS                                                      PERIOD
                                                       ENDED                    YEAR ENDED DECEMBER 31,              ENDED
                                                     JUNE 30,        ------------------------------------------   DECEMBER 31,
                                                       2004              2003           2002           2001         2000 (a)
                                                   ------------      ------------   ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD               $      14.14      $      11.95   $      15.53   $      18.26   $      19.82
                                                   ------------      ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                                  0.09              0.18           0.13           0.15           0.08
Net realized and unrealized gain (loss) on
   investments                                             0.49              2.17          (3.56)         (0.35)          0.65
                                                   ------------      ------------   ------------   ------------   ------------
     Total from Investment Operations                      0.58              2.35          (3.43)         (0.20)          0.73
                                                   ------------      ------------   ------------   ------------   ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                   --             (0.16)         (0.15)         (0.15)         (0.17)
In excess of net investment income                           --                --             --             --             --(c)
From net realized gains                                      --                --             --          (2.34)         (2.12)
Return of capital                                            --                --             --          (0.04)            --
                                                   ------------      ------------   ------------   ------------   ------------
     Total Distributions Declared to Shareholders            --             (0.16)         (0.15)         (2.53)         (2.29)
                                                   ------------      ------------   ------------   ------------   ------------
NET ASSET VALUE, END OF PERIOD                     $      14.72      $      14.14   $      11.95   $      15.53   $      18.26
                                                   ============      ============   ============   ============   ============
Total return (d)(e)(f)                                     4.10%(g)         19.66%        (22.06)%        (0.65)%         3.64%(g)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                               1.00%(i)          1.00%          1.00%          1.00%          1.00%(i)
Net investment income (h)                                  1.29%(i)          1.46%          0.96%          0.88%          0.71%(i)
Waiver/reimbursement                                       0.13%(i)          0.14%          0.13%          0.21%          0.13%(i)
Portfolio turnover rate                                      20%(g)            73%            69%            53%           120%
Net assets, end of period (000's)                  $     45,431      $     44,594   $     27,756   $     25,742   $      4,318

(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Rounds to less than $0.01 per share.
(d)  Total return at net asset value assuming all distributions reinvested.
(e) Had the Investment Advisor and/or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.

PORTFOLIO MANAGER'S DISCUSSION
Liberty S&P 500 Index Fund, Variable Series / June 30, 2004

Liberty S&P 500 Index Fund, Variable Series seeks capital appreciation by matching the performance of a benchmark index that measures the investment returns of stocks of large US companies.

Tom O'Brien, a principal of SSgA Funds Management, Inc., is the portfolio manager of the fund.

Investors were cautious as a result of instability in Iraq, higher oil prices and the prospect of higher short-term interest rates. Despite a rocky stretch in April and early May, US stocks made a comeback as the economy's outlook brightened. The S&P 500 Index rose 3.44% for the six-month period ended June 30, 2004 and the fund's performance was comparable to the index for the period.

   Small-cap stocks outperformed both large- and mid-cap stocks during the first half of the year. During this six-month period, the S&P SmallCap 600 Index rose 10.05%, outpacing the S&P 500 Index by almost seven percentage points. As measured by the Russell indices, value stocks outperformed growth stocks. However, growth stocks gained ground relative to value as the six-month period wore on.

ALL SECTORS IN POSITIVE TERRITORY

All ten economic sectors represented in the index posted positive results during this reporting period. Energy was a top performer as a result of rising oil prices. Exxon Mobil (2.7% of net assets) was one of the top contributors to the index's return for the period. Industrials, led by General Electric (3.2% of net assets), also performed well. General Electric's share price rose as a result of an acquisition it made in April.

   Information technology was one of the weakest performing sectors for the six-month period. Within the sector, Intel was one of the largest detractors from the fund's performance (1.7% of net assets). However, technology was also home to one of the index's strongest performers, Yahoo! (0.5% of net assets).

FOCUS ON COST-EFFECTIVE EXECUTION

   Our focus on cost-effective trade execution is one hallmark of our management style. We also manage the fund with a full replication investment strategy. The approach means that the fund generally holds each of the 500 securities included in the S&P 500 Index in approximately the same weight as the company's representation in the index. Since the fund incurs expenses in seeking to maintain the appropriate weight of each security in the index, the fund's return is typically lower than that of the index. In addition, the fund may be required to sell securities to meet redemption demand or buy securities to invest new monies that come into the fund.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence.

The primary risks involved with investing in the fund include equity risk, market risk and tracking error risk. Unlike the S&P 500 Index, the fund incurs administrative expenses and transaction costs in trading stocks. The composition of the S&P 500 Index and the stocks held by the fund may occasionally diverge.

Holdings are disclosed as of June 30, 2004, and are subject to change.

PERFORMANCE INFORMATION
Liberty S&P 500 Index Fund, Variable Series / June 30, 2004

AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2004 (%)

                                 (CUMULATIVE)
                                   6-MONTH      1-YEAR   LIFE
--------------------------------------------------------------
Class B (5/30/00)                        3.13    18.24   -3.98
S&P 500 Index                            3.44    19.11   -3.04

Inception date of share class is in parentheses.

NET ASSET VALUE PER SHARE ($)       12/31/03    6/30/04
-------------------------------------------------------
Class B                               9.59       9.89

[CHART]

VALUE OF A $10,000 INVESTMENT, 5/30/00 - 6/30/04

Class B: $8,470

                          CLASS B SHARES    S&P 500 INDEX
5/30/2000                $        10,000   $        10,000
5/31/2000                $        10,008   $        10,312
6/30/2000                $        10,316   $        10,567
7/31/2000                $        10,167   $        10,402
8/31/2000                $        10,784   $        11,048
9/30/2000                $        10,225   $        10,465
10/31/2000               $        10,201   $        10,421
11/30/2000               $         9,417   $         9,599
12/31/2000               $         9,471   $         9,646
1/31/2001                $         9,806   $         9,989
2/28/2001                $         8,935   $         9,078
3/31/2001                $         8,357   $         8,502
4/30/2001                $         8,994   $         9,163
5/31/2001                $         9,053   $         9,224
6/30/2001                $         8,826   $         9,000
7/31/2001                $         8,742   $         8,912
8/31/2001                $         8,190   $         8,354
9/30/2001                $         7,536   $         7,679
10/31/2001               $         7,679   $         7,826
11/30/2001               $         8,265   $         8,426
12/31/2001               $         8,327   $         8,500
1/31/2002                $         8,201   $         8,376
2/28/2002                $         8,041   $         8,214
3/31/2002                $         8,335   $         8,523
4/30/2002                $         7,822   $         8,007
5/31/2002                $         7,763   $         7,948
6/30/2002                $         7,207   $         7,382
7/31/2002                $         6,643   $         6,807
8/31/2002                $         6,677   $         6,851
9/30/2002                $         5,953   $         6,106
10/31/2002               $         6,467   $         6,644
11/30/2002               $         6,846   $         7,035
12/31/2002               $         6,434   $         6,622
1/31/2003                $         6,264   $         6,448
2/28/2003                $         6,170   $         6,352
3/31/2003                $         6,222   $         6,413
4/30/2003                $         6,732   $         6,942
5/31/2003                $         7,081   $         7,308
6/30/2003                $         7,166   $         7,401
7/31/2003                $         7,293   $         7,531
8/31/2003                $         7,429   $         7,678
9/30/2003                $         7,344   $         7,597
10/31/2003               $         7,752   $         8,027
11/30/2003               $         7,812   $         8,097
12/31/2003               $         8,216   $         8,522
1/31/2004                $         8,361   $         8,679
2/29/2004                $         8,473   $         8,799
3/31/2004                $         8,344   $         8,666
4/30/2004                $         8,207   $         8,530
5/31/2004                $         8,310   $         8,647
6/30/2004                $         8,470   $         8,813

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PROVIDED. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT YOUR INSURANCE COMPANY.

Total return performance includes changes in share price and reinvestment of all distributions. The Standard & Poor's (S&P) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

Index performance for the life of the fund is from May 30, 2000.

INVESTMENT PORTFOLIO
Liberty S&P 500 Index Fund, Variable Series / June 30, 2004 (Unaudited)

                                                         SHARES             VALUE
                                                     ---------------   ---------------
COMMON STOCKS--98.8%
CONSUMER DISCRETIONARY--12.8%
AUTO COMPONENTS--0.2%
Cooper Tire & Rubber Co.                                         300   $         6,900
Dana Corp.                                                       657            12,877
Delphi Corp.                                                   2,741            29,274
Goodyear Tire & Rubber Co.                                       731             6,645
Johnson Controls, Inc.                                           932            49,750
Visteon Corp.                                                    746             8,706
                                                                       ---------------
                                                                               114,152
                                                                       ---------------
AUTOMOBILES--0.7%
Ford Motor Co.                                                 8,850           138,502
General Motors Corp.                                           2,729           127,144
Harley-Davidson, Inc.                                          1,396            86,468
                                                                       ---------------
                                                                               352,114
                                                                       ---------------
HOTELS, RESTAURANTS & LEISURE--1.4%
Carnival Corp.                                                 3,024           142,128
Darden Restaurants, Inc.                                         771            15,844
Harrah's Entertainment, Inc.                                     519            28,078
Hilton Hotels Corp.                                            1,761            32,860
International Game Technology, Inc.                            1,697            65,504
Marriott International, Inc., Class A                          1,126            56,165
McDonald's Corp.                                               6,091           158,366
Starbucks Corp. (a)                                            1,913            83,177
Starwood Hotels & Resorts
   Worldwide, Inc.                                             1,031            46,240
Wendy's International, Inc.                                      540            18,814
Yum! Brands, Inc.                                              1,463            54,453
                                                                       ---------------
                                                                               701,629
                                                                       ---------------
HOUSEHOLD DURABLES--0.5%
Black & Decker Corp.                                             378            23,485
Centex Corp.                                                     584            26,718
Fortune Brands, Inc.                                             693            52,273
KB Home Corp.                                                    190            13,040
Leggett & Platt, Inc.                                            916            24,466
Maytag Corp.                                                     351             8,603
Newell Rubbermaid, Inc.                                        1,350            31,725
Pulte Homes, Inc.                                                640            33,299
Snap-On, Inc.                                                    238             7,985
Stanley Works                                                    381            17,366
Whirlpool Corp.                                                  295            20,237
                                                                       ---------------
                                                                               259,197
                                                                       ---------------
INTERNET & CATALOG RETAIL--0.6%
eBay, Inc. (a)                                                 3,190           293,320
                                                                       ---------------
LEISURE EQUIPMENT & PRODUCTS--0.2%
Brunswick Corp.                                                  491            20,033
Eastman Kodak Co.                                              1,357            36,612
Hasbro, Inc.                                                     772            14,668
Mattel, Inc.                                                   2,025            36,956
                                                                       ---------------
                                                                               108,269
                                                                       ---------------
MEDIA--3.5%
Clear Channel Communications, Inc.                             2,966   $       109,594
Comcast Corp., Class A (a)                                    10,894           305,359
Dow Jones & Co., Inc.                                            447            20,160
Gannett Co., Inc.                                              1,265           107,335
Interpublic Group of Companies, Inc.                           1,972            27,076
Knight-Ridder, Inc.                                              412            29,664
McGraw-Hill Companies, Inc.                                      861            65,927
Meredith Corp.                                                   257            14,125
New York Times Co., Class A                                      707            31,610
Omnicom Group, Inc.                                              915            69,439
Time Warner, Inc. (a)                                         22,138           389,186
Tribune Co.                                                    1,551            70,633
Univision Communications, Inc.,
   Class A (a)                                                 1,545            49,332
Viacom, Inc., Class B                                          8,375           299,155
Walt Disney Co.                                                9,985           254,518
                                                                       ---------------
                                                                             1,843,113
                                                                       ---------------
MULTILINE RETAIL--3.1%
Big Lots, Inc. (a)                                               501             7,244
Dillard's, Inc., Class A                                         422             9,411
Dollar General Corp.                                           1,564            30,592
Family Dollar Stores, Inc.                                       812            24,701
Federated Department Stores, Inc.                                924            45,368
JC Penney Co., Inc.                                            1,376            51,958
Kohl's Corp. (a)                                               1,671            70,650
May Department Stores Co.                                      1,391            38,239
Nordstrom, Inc.                                                  720            30,679
Sears Roebuck and Co.                                          1,101            41,574
Target Corp.                                                   4,385           186,231
Wal-Mart Stores, Inc.                                         20,735         1,093,979
                                                                       ---------------
                                                                             1,630,626
                                                                       ---------------
SPECIALTY RETAIL--2.3%
Autonation, Inc. (a)                                           1,304            22,298
AutoZone, Inc. (a)                                               388            31,079
Bed Bath & Beyond, Inc. (a)                                    1,477            56,791
Best Buy Co., Inc.                                             1,561            79,205
Circuit City Stores, Inc.                                        972            12,587
Gap, Inc.                                                      4,336           105,148
Home Depot, Inc.                                              10,819           380,829
Lowe's Companies, Inc.                                         3,807           200,058
Limited Brands                                                 2,376            44,431
Office Depot, Inc. (a)                                         1,476            26,435
RadioShack Corp.                                                 806            23,076
Sherwin-Williams Co.                                             718            29,833
Staples, Inc.                                                  2,361            69,201
Tiffany & Co.                                                    689            25,390
TJX Companies, Inc.                                            2,406            58,081
Toys "R" US, Inc. (a)                                          1,046            16,663
                                                                       ---------------
                                                                             1,181,105
                                                                       ---------------
TEXTILES, APPAREL & LUXURY GOODS--0.3%
Jones Apparel Group, Inc.                                        631            24,912
Liz Claiborne, Inc.                                              506            18,206
Nike, Inc.                                                     1,281            97,036
Reebok International Ltd.                                        285            10,254
VF Corp.                                                         553            26,931
                                                                       ---------------
                                                                               177,339
                                                                       ---------------

                       See Notes to Investment Portfolio.

                                                          SHARES            VALUE
                                                     ---------------   ---------------
CONSUMER STAPLES--8.9%
BEVERAGES--2.7%
Adolph Coors Co.                                                 129   $         9,332
Anheuser-Busch Companies, Inc.                                 3,871           209,034
Brown-Forman Corp.                                               662            31,955
Coca-Cola Co.                                                 11,771           594,200
Coca-Cola Enterprises, Inc.                                    2,305            66,822
Pepsi Bottling Group, Inc.                                     1,232            37,625
PepsiCo, Inc.                                                  8,277           445,965
                                                                       ---------------
                                                                             1,394,933
                                                                       ---------------
FOOD & STAPLES RETAILING--1.3%
Albertson's, Inc.                                              1,814            48,144
Costco Wholesale Corp.                                         2,272            93,311
CVS Corp.                                                      1,895            79,628
Kroger Co. (a)                                                 3,600            65,520
Safeway, Inc. (a)                                              2,172            55,038
Supervalu, Inc.                                                  629            19,254
Sysco Corp.                                                    3,131           112,309
Walgreen Co.                                                   4,961           179,638
Winn-Dixie Stores, Inc.                                          658             4,738
                                                                       ---------------
                                                                               657,580
                                                                       ---------------
FOOD PRODUCTS--1.2%
Archer-Daniels-Midland Co.                                     3,128            52,488
Campbell Soup Co.                                              1,941            52,174
ConAgra Foods, Inc.                                            2,606            70,570
General Mills, Inc.                                            1,791            85,126
Hershey Foods Corp.                                            1,256            58,115
HJ Heinz Co.                                                   1,714            67,189
Kellogg Co.                                                    1,979            82,821
McCormick & Co., Inc.                                            613            20,842
Sara Lee Corp.                                                 3,846            88,420
WM Wrigley Jr Co.                                              1,084            68,346
                                                                       ---------------
                                                                               646,091
                                                                       ---------------
HOUSEHOLD PRODUCTS--2.0%
Clorox Co.                                                     1,026            55,178
Colgate-Palmolive Co.                                          2,574           150,450
Kimberly-Clark Corp.                                           2,436           160,484
Procter & Gamble Co.                                          12,410           675,600
                                                                       ---------------
                                                                             1,041,712
                                                                       ---------------
PERSONAL PRODUCTS--0.6%
Alberto-Culver Co., Class B                                      478            23,967
Avon Products, Inc.                                            2,296           105,937
Gillette Co.                                                   4,821           204,410
                                                                       ---------------
                                                                               334,314
                                                                       ---------------
TOBACCO--1.1%
Altria Group, Inc.                                             9,957           498,348
RJ Reynolds Tobacco Holdings, Inc.                               400            27,036
UST, Inc.                                                        824            29,664
                                                                       ---------------
                                                                               555,048
                                                                       ---------------
ENERGY--6.3%
ENERGY EQUIPMENT & SERVICES--0.9%
Baker Hughes, Inc.                                             1,662   $        62,574
BJ Services Co. (a)                                              756            34,655
Halliburton Co.                                                2,111            63,879
Nabors Industries Ltd. (a)                                       734            33,191
Noble Corp. (a)                                                  617            23,378
Rowan Companies, Inc. (a)                                        540            13,138
Schlumberger Ltd.                                              2,846           180,749
Transocean, Inc. (a)                                           1,537            44,481
                                                                       ---------------
                                                                               456,045
                                                                       ---------------
OIL & GAS--5.4%
Amerada Hess Corp.                                               442            35,002
Anadarko Petroleum Corp.                                       1,255            73,543
Apache Corp.                                                   1,544            67,241
Ashland, Inc.                                                    376            19,857
Burlington Resources, Inc.                                     1,962            70,985
ChevronTexaco Corp.                                            5,149           484,572
ConocoPhillips                                                 3,305           252,138
Devon Energy Corp.                                             1,143            75,438
EOG Resources, Inc.                                              545            32,542
Exxon Mobil Corp.                                             31,580         1,402,468
Kerr-McGee Corp.                                                 488            26,240
Marathon Oil Corp.                                             1,720            65,085
Occidental Petroleum Corp.                                     1,875            90,769
Sunoco, Inc.                                                     339            21,567
Unocal Corp.                                                   1,314            49,932
Valero Energy Corp.                                              600            44,256
                                                                       ---------------
                                                                             2,811,635
                                                                       ---------------

FINANCIALS--20.2%
CAPITAL MARKETS--2.7%
Bank of New York Co., Inc.                                     3,757           110,756
Bear Stearns Companies, Inc.                                     537            45,274
Charles Schwab Corp.                                           6,530            62,753
E*Trade Financial Corp. (a)                                    1,700            18,955
Federated Investors, Inc.                                        528            16,020
Franklin Resources, Inc.                                       1,233            61,749
Goldman Sachs Group, Inc.                                      2,352           221,464
Janus Capital Group, Inc.                                      1,108            18,271
Lehman Brothers Holdings, Inc.                                 1,291            97,148
Mellon Financial Corp.                                         2,086            61,182
Merrill Lynch & Co., Inc.                                      4,656           251,331
Morgan Stanley                                                 5,278           278,520
Northern Trust Corp.                                           1,072            45,324
State Street Corp.                                             1,616            79,249
T Rowe Price Group, Inc.                                         631            31,803
                                                                       ---------------
                                                                             1,399,799
                                                                       ---------------
COMMERCIAL BANKS--6.2%
AmSouth Bancorp                                                1,645            41,898
Bank of America Corp. (b)                                      9,836           832,322
Bank One Corp.                                                 5,431           276,981
BB&T Corp.                                                     2,720           100,558
Charter One Financial, Inc.                                    1,126            49,758
Comerica, Inc.                                                   888            48,733

                       See Notes to Investment Portfolio.

                                                          SHARES            VALUE
                                                     ---------------   ---------------
Fifth Third Bancorp                                            2,687   $       144,507
First Horizon National Corp.                                     567            25,782
Huntington Bancshares, Inc.                                    1,061            24,297
KeyCorp                                                        1,990            59,481
M&T Bank Corp.                                                   600            52,380
Marshall & Ilsley Corp.                                        1,130            44,172
National City Corp.                                            3,249           113,747
North Fork Bancorporation, Inc.                                  812            30,897
PNC Financial Services Group, Inc.                             1,406            74,631
Regions Financial Corp.                                        1,074            39,255
SouthTrust Corp.                                               1,597            61,980
SunTrust Banks, Inc.                                           1,342            87,217
Synovus Financial Corp.                                        1,416            35,853
Union Planters Corp.                                             902            26,889
US Bancorp                                                     9,072           250,024
Wachovia Corp.                                                 6,326           281,507
Wells Fargo & Co.                                              8,201           469,343
Zions Bancorporation                                             440            27,038
                                                                       ---------------
                                                                             3,199,250
                                                                       ---------------
CONSUMER FINANCE--1.3%
American Express Co.                                           6,232           320,200
Capital One Financial Corp.                                    1,121            76,654
MBNA Corp.                                                     6,217           160,336
Providian Financial Corp. (a)                                  1,446            21,213
SLM Corp.                                                      2,167            87,655
                                                                       ---------------
                                                                               666,058
                                                                       ---------------
DIVERSIFIED FINANCIAL SERVICES--3.2%
Citigroup, Inc.                                               24,966         1,160,919
JP Morgan Chase & Co.                                         10,087           391,073
Moody's Corp.                                                    706            45,650
Principal Financial Group                                      1,548            53,839
                                                                       ---------------
                                                                             1,651,481
                                                                       ---------------
INSURANCE--4.6%
ACE Ltd.                                                       1,333            56,359
AFLAC, Inc.                                                    2,515           102,637
Allstate Corp.                                                 3,408           158,642
Ambac Financial Group, Inc.                                      536            39,364
American International Group, Inc.                            12,586           897,130
AON Corp.                                                      1,531            43,588
Chubb Corp.                                                      866            59,044
Cincinnati Financial Corp.                                       802            34,903
Hartford Financial Services Group,
   Inc.                                                        1,395            95,892
Jefferson-Pilot Corp.                                            645            32,766
Lincoln National Corp.                                           917            43,328
Loews Corp.                                                      863            51,746
Marsh & McLennan Companies, Inc.                               2,533           114,948
MBIA, Inc.                                                       746            42,612
MetLife, Inc.                                                  3,640           130,494
Progressive Corp.                                              1,040            88,712
Prudential Financial, Inc.                                     2,594           120,543
SAFECO Corp.                                                     655            28,820
St. Paul Travelers Companies, Inc.                             3,239           131,309
Torchmark Corp.                                                  587            31,581
UnumProvident Corp.                                            1,414            22,483
XL Capital Ltd., Class A                                         678            51,162
                                                                       ---------------
                                                                             2,378,063
                                                                       ---------------
REAL ESTATE--0.4%
Apartment Investment &
   Management Co., REIT                                          500   $        15,565
Equity Office Properties Trust, REIT                           1,962            53,366
Equity Residential, REIT                                       1,381            41,057
Plum Creek Timber Co., Inc., REIT                                881            28,703
Prologis, REIT                                                   900            29,628
Simon Property Group, Inc., REIT                               1,000            51,420
                                                                       ---------------
                                                                               219,739
                                                                       ---------------
THRIFTS & MORTGAGE FINANCE--1.8%
Countrywide Financial Corp.                                    1,367            96,032
Fannie Mae                                                     4,712           336,248
Freddie Mac                                                    3,336           211,169
Golden West Financial Corp.                                      743            79,018
MGIC Investment Corp.                                            513            38,916
Sovereign Bancorp, Inc.                                        1,400            30,940
Washington Mutual, Inc.                                        4,194           162,056
                                                                       ---------------
                                                                               954,379
                                                                       ---------------

HEALTH CARE--13.2%
BIOTECHNOLOGY--1.2%
Amgen, Inc. (a)                                                6,109           333,368
Biogen Idec, Inc. (a)                                          1,616           102,212
Chiron Corp. (a)                                                 940            41,962
Genzyme Corp. (a)                                              1,142            54,051
Gilead Sciences, Inc. (a)                                      1,000            67,000
Medimmune, Inc. (a)                                            1,206            28,220
                                                                       ---------------
                                                                               626,813
                                                                       ---------------
HEALTH CARE EQUIPMENT & SUPPLIES--2.2%
Applera Corp - Applied Biosystems
   Group                                                       1,004            21,837
Bausch & Lomb, Inc.                                              279            18,155
Baxter International, Inc.                                     3,018           104,151
Becton Dickinson & Co.                                         1,199            62,108
Biomet, Inc.                                                   1,217            54,083
Boston Scientific Corp. (a)                                    4,054           173,511
CR Bard, Inc.                                                    526            29,798
Guidant Corp.                                                  1,526            85,273
IMS Health, Inc.                                               1,167            27,355
Hospira, Inc. (a)                                                745            20,562
Medtronic, Inc.                                                5,898           287,351
Millipore Corp. (a)                                              201            11,330
St. Jude Medical, Inc. (a)                                       796            60,217
Stryker Corp.                                                  1,930           106,150
Zimmer Holdings, Inc. (a)                                      1,169           103,106
                                                                       ---------------
                                                                             1,164,987
                                                                       ---------------
HEALTH CARE PROVIDERS & SERVICES--2.0%
Aetna, Inc.                                                      706            60,010
AmerisourceBergen Corp.                                          551            32,939
Anthem, Inc. (a)                                                 703            62,961
Cardinal Health, Inc.                                          2,085           146,054
Caremark Rx, Inc. (a)                                          2,193            72,237
CIGNA Corp.                                                      665            45,759
Express Scripts, Inc. (a)                                        400            31,692
HCA, Inc.                                                      2,387            99,275
Health Management Associates, Inc.                             1,226            27,487

                       See Notes to Investment Portfolio.

                                                          SHARES            VALUE
                                                     ---------------   ---------------
Humana, Inc. (a)                                                 717   $        12,117
Manor Care, Inc.                                                 458            14,967
McKesson Corp.                                                 1,449            49,744
Medco Health Solutions, Inc. (a)                               1,330            49,875
Quest Diagnostics, Inc.                                          471            40,011
Tenet Healthcare Corp. (a)                                     2,180            29,234
UnitedHealth Group, Inc.                                       2,982           185,630
WellPoint Health Networks (a)                                    778            87,144
                                                                       ---------------
                                                                             1,047,136
                                                                       ---------------
PHARMACEUTICALS--7.8%
Abbott Laboratories                                            7,551           307,779
Allergan, Inc.                                                   652            58,367
Bristol-Myers Squibb Co.                                       9,470           232,015
Eli Lilly & Co.                                                5,486           383,526
Forest Laboratories, Inc. (a)                                  1,824           103,293
Johnson & Johnson                                             14,317           797,457
King Pharmaceuticals, Inc. (a)                                 1,127            12,904
Merck & Co., Inc.                                             10,778           511,955
Mylan Laboratories                                             1,300            26,325
Pfizer, Inc.                                                  36,769         1,260,441
Schering-Plough Corp.                                          7,057           130,413
Watson Pharmaceuticals, Inc. (a)                                 562            15,118
Wyeth                                                          6,439           232,834
                                                                       ---------------
                                                                             4,072,427
                                                                       ---------------

INDUSTRIALS--12.1%
AEROSPACE & DEFENSE--1.7%
Boeing Co.                                                     4,128           210,900
General Dynamics Corp.                                           995            98,804
Goodrich Corp.                                                   585            18,913
Lockheed Martin Corp.                                          2,133           111,087
Northrop Grumman Corp.                                         1,780            95,586
Raytheon Co.                                                   2,165            77,442
Rockwell Collins, Inc.                                           873            29,088
United Technologies Corp.                                      2,500           228,700
                                                                       ---------------
                                                                               870,520
                                                                       ---------------
AIR FREIGHT & LOGISTICS--1.0%
FedEx Corp.                                                    1,395           113,958
Ryder System, Inc.                                               364            14,585
United Parcel Service, Inc.                                    5,393           405,392
                                                                       ---------------
                                                                               533,935
                                                                       ---------------
AIRLINES--0.1%
Delta Air Lines, Inc. (a)                                        600             4,272
Southwest Airlines Co.                                         3,739            62,703
                                                                       ---------------
                                                                                66,975
                                                                       ---------------
BUILDING PRODUCTS--0.2%
American Standard
   Companies, Inc. (a)                                         1,020            41,116
Crane Co.                                                        250             7,848
Masco Corp.                                                    2,160            67,349
                                                                       ---------------
                                                                               116,313
                                                                       ---------------
COMMERCIAL SERVICES & SUPPLIES--2.0%
Allied Waste Industries, Inc. (a)                              1,470            19,375
Apollo Group, Inc. (a)                                           868            76,636
Automatic Data Processing, Inc.                                2,900           121,452
Avery Dennison Corp.                                             481   $        30,789
Cendant Corp.                                                  4,951           121,200
Cintas Corp.                                                     882            42,045
Convergys Corp. (a)                                              680            10,472
Deluxe Corp.                                                     237            10,310
Equifax, Inc.                                                    696            17,226
First Data Corp.                                               4,279           190,501
Fiserv, Inc. (a)                                                 964            37,490
H&R Block, Inc.                                                  832            39,670
Monster Worldwide, Inc. (a)                                      500            12,860
Paychex, Inc.                                                  1,859            62,983
Pitney Bowes, Inc.                                             1,152            50,976
Robert Half International, Inc.                                  800            23,816
R.R. Donnelley & Sons Co.                                      1,081            35,695
Sabre Holdings Corp.                                             708            19,619
Waste Management, Inc.                                         2,815            86,280
                                                                       ---------------
                                                                             1,009,395
                                                                       ---------------
CONSTRUCTION & ENGINEERING--0.0%
Fluor Corp.                                                      409            19,497
                                                                       ---------------
ELECTRICAL EQUIPMENT--0.4%
American Power Conversion Corp.                                  893            17,547
Cooper Industries Ltd.                                           399            23,705
Emerson Electric Co.                                           2,084           132,438
Power-One, Inc. (a)                                              467             5,128
Rockwell Automation, Inc.                                        909            34,097
Thomas & Betts Corp.                                             250             6,808
                                                                       ---------------
                                                                               219,723
                                                                       ---------------
INDUSTRIAL CONGLOMERATES--4.8%
3M Co.                                                         3,734           336,097
General Electric Co.                                          50,939         1,650,424
Honeywell International, Inc.                                  4,214           154,359
Textron, Inc.                                                    665            39,468
Tyco International Ltd.                                        9,729           322,419
                                                                       ---------------
                                                                             2,502,767
                                                                       ---------------
MACHINERY--1.4%
Caterpillar, Inc.                                              1,592           126,468
Cummins, Inc.                                                    180            11,250
Danaher Corp.                                                  1,492            77,360
Deere & Co.                                                    1,197            83,958
Dover Corp.                                                      940            39,574
Eaton Corp.                                                      766            49,591
Illinois Tool Works, Inc.                                      1,433           137,410
Ingersoll-Rand Co.                                               878            59,976
ITT Industries, Inc.                                             481            39,923
Navistar International Corp. (a)                                 371            14,380
Paccar, Inc.                                                     819            47,494
Pall Corp.                                                       600            15,714
Parker Hannifin Corp.                                            556            33,060
                                                                       ---------------
                                                                               736,158
                                                                       ---------------
ROAD & RAIL--0.4%
Burlington Northern Santa Fe Corp.                             1,803            63,231
CSX Corp.                                                      1,063            34,835
Norfolk Southern Corp.                                         1,862            49,380
Union Pacific Corp.                                            1,239            73,659
                                                                       ---------------
                                                                               221,105
                                                                       ---------------

                       See Notes to Investment Portfolio.

                                                          SHARES            VALUE
                                                     ---------------   ---------------
TRADING COMPANIES & DISTRIBUTORS--0.1%
Genuine Parts Co.                                                845   $        33,530
WW Grainger, Inc.                                                425            24,438
                                                                       ---------------
                                                                                57,968
                                                                       ---------------

INFORMATION TECHNOLOGY--16.2%
COMMUNICATIONS EQUIPMENT--3.1%
ADC Telecommunications, Inc. (a)                               3,764            10,690
Andrew Corp. (a)                                                 787            15,748
Avaya, Inc. (a)                                                2,098            33,127
CIENA Corp. (a)                                                2,719            10,115
Cisco Systems, Inc. (a)                                       32,635           773,450
Comverse Technology, Inc. (a)                                    921            18,365
Corning, Inc. (a)                                              6,609            86,314
JDS Uniphase Corp. (a)                                         6,993            26,503
Lucent Technologies, Inc. (a)                                 20,798            78,616
Motorola, Inc.                                                11,308           206,371
QUALCOMM, Inc.                                                 3,945           287,906
Scientific-Atlanta, Inc.                                         705            24,322
Tellabs, Inc. (a)                                              1,991            17,401
                                                                       ---------------
                                                                             1,588,928
                                                                       ---------------
COMPUTERS & PERIPHERALS--3.5%
Apple Computer, Inc. (a)                                       1,836            59,743
Dell, Inc. (a)                                                12,179           436,252
EMC Corp. (a)                                                 11,792           134,429
Gateway, Inc. (a)                                              1,545             6,952
Hewlett-Packard Co.                                           14,809           312,470
International Business Machines
   Corp                                                        8,110           714,896
Lexmark International, Inc. (a)                                  595            57,435
NCR Corp. (a)                                                    480            23,803
Network Appliance, Inc. (a)                                    1,684            36,257
Sun Microsystems, Inc. (a)                                    15,975            69,332
                                                                       ---------------
                                                                             1,851,569
                                                                       ---------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.5%
Agilent Technologies, Inc. (a)                                 2,273            66,553
Jabil Circuit, Inc. (a)                                          915            23,040
Molex, Inc.                                                      915            29,353
PerkinElmer, Inc.                                                537            10,762
Sanmina Corp. (a)                                              2,403            21,867
Solectron Corp. (a)                                            4,886            31,612
Symbol Technologies, Inc.                                      1,094            16,126
Tektronix, Inc.                                                  387            13,166
Thermo Electron Corp. (a)                                        777            23,885
Waters Corp. (a)                                                 539            25,753
                                                                       ---------------
                                                                               262,117
                                                                       ---------------
INTERNET SOFTWARE & SERVICES--0.5%
Yahoo!, Inc. (a)                                               6,588           239,342
                                                                       ---------------
IT SERVICES--0.4%
Affiliated Computer Services, Inc.,
   Class A (a)                                                   700            37,058
Computer Sciences Corp. (a)                                      941            43,691
Electronic Data Systems Corp.                                  2,291            43,873
Sungard Data Systems, Inc. (a)                                 1,423            36,998
Unisys Corp. (a)                                               1,537            21,334
                                                                       ---------------
                                                                               182,954
                                                                       ---------------
OFFICE ELECTRONICS--0.1%
Xerox Corp. (a)                                                3,809   $        55,230
                                                                       ---------------
SEMICONDUCTORS & SEMICONDUCTOR
   EQUIPMENT--3.6%
Advanced Micro Devices, Inc. (a)                               1,637            26,028
Altera Corp. (a)                                               1,817            40,374
Analog Devices, Inc.                                           1,808            85,121
Applied Materials, Inc. (a)                                    8,130           159,511
Applied Micro Circuits Corp. (a)                               1,304             6,937
Broadcom Corp. (a)                                             1,541            72,073
Intel Corp.                                                   31,209           861,368
KLA-Tencor Corp. (a)                                             913            45,084
Linear Technology Corp.                                        1,523            60,113
LSI Logic Corp. (a)                                            1,791            13,647
Maxim Integrated Products                                      1,587            83,191
Micron Technology, Inc. (a)                                    2,915            44,629
National Semiconductor Corp. (a)                               1,790            39,362
Novellus Systems, Inc. (a)                                       742            23,329
NVIDIA Corp. (a)                                                 780            15,990
PMC-Sierra, Inc. (a)                                             798            11,451
QLogic Corp. (a)                                                 455            12,098
Teradyne, Inc. (a)                                               876            19,885
Texas Instruments, Inc.                                        8,363           202,217
Xilinx, Inc.                                                   1,726            57,493
                                                                       ---------------
                                                                             1,879,901
                                                                       ---------------
SOFTWARE--4.5%
Adobe Systems, Inc.                                            1,193            55,474
Autodesk, Inc.                                                   600            25,686
BMC Software, Inc. (a)                                         1,062            19,647
Citrix Systems, Inc. (a)                                         793            16,145
Computer Associates International,
   Inc.                                                        2,839            79,662
Compuware Corp. (a)                                            1,836            12,118
Electronic Arts, Inc. (a)                                      1,428            77,897
Intuit, Inc. (a)                                                 913            35,224
Mercury Interactive Corp. (a)                                    407            20,281
Microsoft Corp.                                               52,039         1,486,234
Novell, Inc. (a)                                               1,736            14,565
Oracle Corp. (a)                                              25,142           299,944
Parametric Technology Corp. (a)                                1,191             5,955
PeopleSoft, Inc. (a)                                           1,781            32,948
Siebel Systems, Inc. (a)                                       2,348            25,077
Symantec Corp. (a)                                             1,516            66,370
Veritas Software Corp. (a)                                     2,094            58,004
                                                                       ---------------
                                                                             2,331,231
                                                                       ---------------

MATERIALS--3.0%
CHEMICALS--1.5%
Air Products & Chemicals, Inc.                                 1,092            57,275
Dow Chemical Co.                                               4,510           183,557
Du Pont EI de Nemours & Co.                                    4,824           214,282
Eastman Chemical Co.                                             367            16,966
Ecolab, Inc.                                                   1,220            38,674
Engelhard Corp.                                                  584            18,869
Great Lakes Chemical Corp.                                       255             6,900
Hercules, Inc. (a)                                               483             5,888
International Flavors & Fragrances,
   Inc.                                                          416            15,558

                       See Notes to Investment Portfolio.

                                                          SHARES            VALUE
                                                     ---------------   ---------------
Monsanto Co.                                                   1,255   $        48,318
PPG Industries, Inc.                                             821            51,304
Praxair, Inc.                                                  1,540            61,461
Rohm & Haas Co.                                                1,081            44,948
Sigma-Aldrich Corp.                                              301            17,943
                                                                       ---------------
                                                                               781,943
                                                                       ---------------
CONSTRUCTION MATERIALS--0.1%
Vulcan Materials Co.                                             522            24,821
                                                                       ---------------
CONTAINERS & PACKAGING--0.2%
Ball Corp.                                                       290            20,894
Bemis Co.                                                        496            14,012
Pactiv Corp. (a)                                                 772            19,254
Sealed Air Corp. (a)                                             390            20,775
Temple-Inland, Inc.                                              213            14,750
                                                                       ---------------
                                                                                89,685
                                                                       ---------------
METALS & MINING--0.7%
Alcoa, Inc.                                                    4,182           138,131
Allegheny Technologies, Inc.                                     382             6,895
Freeport-McMoRan Copper &
   Gold, Inc., Class B                                           880            29,172
Newmont Mining Corp.                                           2,189            84,846
Nucor Corp.                                                      394            30,243
Phelps Dodge Corp.                                               414            32,089
United States Steel Corp.                                        509            17,876
Worthington Industries, Inc.                                     401             8,233
                                                                       ---------------
                                                                               347,485
                                                                       ---------------
PAPER & FOREST PRODUCTS--0.5%
Boise Cascade Corp.                                              450            16,938
Georgia-Pacific Corp.                                          1,245            46,040
International Paper Co.                                        2,320           103,704
Louisiana-Pacific Corp.                                          570            13,480
MeadWestvaco Corp.                                             1,011            29,713
Weyerhaeuser Co.                                               1,157            73,030
                                                                       ---------------
                                                                               282,905
                                                                       ---------------

TELECOMMUNICATION SERVICES--3.3%
DIVERSIFIED TELECOMMUNICATION SERVICES--2.7%
Alltel Corp.                                                   1,543            78,107
AT&T Corp.                                                     3,820            55,887
BellSouth Corp.                                                8,882           232,886
CenturyTel, Inc.                                                 689            20,698
Citizens Communications Co.                                    1,279            15,476
Qwest Communications
   International (a)                                           8,256            29,639
SBC Communications, Inc.                                      15,951           386,812
Sprint Corp-FON Group                                          6,918           121,757
Verizon Communications, Inc.                                  13,305           481,508
                                                                       ---------------
                                                                             1,422,770
                                                                       ---------------
WIRELESS TELECOMMUNICATION SERVICES--0.6%
AT&T Wireless Services, Inc. (a)                              13,140           188,165
Nextel Communications, Inc. (a)                                5,409           144,204
                                                                       ---------------
                                                                               332,369
                                                                       ---------------

UTILITIES--2.8%
ELECTRIC UTILITIES--2.2%
AES Corp. (a)                                                  2,926   $        29,055
Allegheny Energy, Inc. (a)                                       567             8,737
Ameren Corp.                                                     864            37,117
American Electric Power Co., Inc.                              1,932            61,824
CenterPoint Energy, Inc.                                       1,393            16,020
Cinergy Corp.                                                    878            33,364
CMS Energy Corp. (a)                                             800             7,304
Consolidated Edison, Inc.                                      1,160            46,122
Constellation Energy Group, Inc.                                 787            29,827
Dominion Resources, Inc.                                       1,545            97,459
DTE Energy Co.                                                   804            32,594
Edison International                                           1,606            41,065
Entergy Corp.                                                  1,128            63,179
Exelon Corp.                                                   3,198           106,461
FirstEnergy Corp.                                              1,632            61,053
FPL Group, Inc.                                                  875            55,956
PG&E Corp. (a)                                                 2,022            56,495
Pinnacle West Capital Corp.                                      412            16,641
PPL Corp.                                                        857            39,336
Progress Energy, Inc.                                          1,229            54,137
Public Service Enterprise Group, Inc.                          1,200            48,036
Southern Co.                                                   3,559           103,744
TECO Energy, Inc.                                                800             9,592
TXU Corp.                                                      1,528            61,899
Xcel Energy, Inc.                                              1,857            31,030
                                                                       ---------------
                                                                             1,148,047
                                                                       ---------------
GAS UTILITIES--0.3%
El Paso Corp.                                                  3,064            24,144
KeySpan Corp.                                                    769            28,222
Kinder Morgan, Inc.                                              646            38,301
Nicor, Inc.                                                      245             8,323
NiSource, Inc.                                                 1,209            24,930
Peoples Energy Corp.                                             152             6,407
Sempra Energy                                                  1,080            37,184
                                                                       ---------------
                                                                               167,511
                                                                       ---------------
MULTI-UTILITIES & UNREGULATED POWER--0.3%
Calpine Corp.                                                  1,926             8,320
Duke Energy Corp.                                              4,386            88,992
Dynegy, Inc.                                                   1,600             6,816
Williams Companies, Inc.                                       2,458            29,250
                                                                       ---------------
                                                                               133,378
                                                                       ---------------
TOTAL COMMON STOCKS
   (cost of $48,472,579)                                                    51,414,896
                                                                       ---------------

                       See Notes to Investment Portfolio.

                                                            PAR             VALUE
                                                     ---------------   ---------------
SHORT TERM OBLIGATIONS--1.3%
U.S. GOVERNMENT OBLIGATION--0.2%
U.S. Treasury Bill,
   1.220% 09/09/04 (c)                               $        80,000   $        79,810
REPURCHASE AGREEMENT--1.1%
Repurchase agreement with State Street
   Bank & Trust Co., dated 06/30/04,
   due 07/01/04 at 1.170%, collateralized
   by a U.S. Treasury Bond maturing
   08/15/29, market value $563,743
   (repurchase proceeds $551,018)                            551,000           551,000
                                                                       ---------------
TOTAL SHORT-TERM OBLIGATIONS
   (cost of $630,810)                                                          630,810
                                                                       ---------------
TOTAL INVESTMENTS--100.1%
   (cost of $49,103,389) (d)                                                52,045,706
                                                                       ---------------
OTHER ASSETS & LIABILITIES, NET--(0.1)%                                        (29,471)
                                                                       ---------------
NET ASSETS--100.0%                                                     $    52,016,235
                                                                       ===============

NOTES TO INVESTMENT PORTFOLIO:

(a)  Non-income producing security.
(b)  Investments in Affiliates during the six months ended June 30, 2004:

     Security Name: FleetBoston Financial Corp., the parent company of the Investment Advisor prior to April 1, 2004.

     Shares as of 12/31/03:                                4,858
     Shares purchased:                                       200
     Shares disposed of through
       acquisition:                                       (5,058)
     Shares as of 06/30/04:                                   --
     Net realized gain (loss):                        $       --
     Dividend income earned:                          $    1,770
     Value at end of period:                          $       --

     Security Name: Bank of America Corp. (As a result of the acquisition of FleetBoston Financial Corp. effective April 1, 2004, Bank of America Corp. became the parent company of the Investment Advisor.)

     Shares as of 12/31/03:                                6,928
     Shares purchased:                                       500
     Shares sold:                                           (401)
     Share acquired through
       acquisition:                                        2,809
     Shares as of 12/31/04:                                9,836
     Net realized gain*:                              $       23
     Dividend income earned*:                         $    7,869
     Value at end of period:                          $  832,322

     * Represents activity for the period April 1, 2004 through June 30, 2004.

(c)  Security pledged as collateral for open futures contracts.
(d) Cost for both financial statement and federal income tax purposes is the same.

At June 30, 2004, the Fund held the following open long futures contracts:

                           AGGREGATE     EXPIRATION     UNREALIZED
    TYPE         VALUE     FACE VALUE       DATE       APPRECIATION
    ----       ---------   ----------    ----------    ------------
S&P Mini 500   $ 912,400   $ 904,799      Sep-2004        $ 7,601
                                                          =======

            ACRONYM              NAME
            -------              ----
             REIT    Real Estate Investment Trust

                       See Notes to Financial Statements.

STATEMENT OF ASSETS & LIABILITIES
Liberty S&P 500 Index Fund, Variable Series / June 30, 2004 (Unaudited)

ASSETS:
Unaffiliated investments, at cost                                             $    48,495,829
Affiliated investments, at cost                                                       607,560
                                                                              ---------------
Unaffiliated investments, at value                                            $    51,213,384
Affiliated investments, at value                                                      832,322
Cash                                                                                       52
Receivable for:
   Investments sold                                                                   327,000
   Fund shares sold                                                                       595
   Interest                                                                                18
   Dividends                                                                           58,341
   Futures variation margin                                                             3,878
Expense reimbursement due from Distributor                                              3,953
Deferred Trustees' compensation plan                                                    2,440
                                                                              ---------------
     TOTAL ASSETS                                                                  52,441,983
                                                                              ---------------
LIABILITIES:
Payable for:
   Investments purchased                                                              104,901
   Fund shares repurchased                                                            252,460
   Investment advisory fee                                                             16,911
   Transfer agent fee                                                                     605
   Pricing and bookkeeping fees                                                         7,218
   Audit fee                                                                           16,984
   Custody fee                                                                          7,356
   Distribution fee--Class B                                                           11,413
Deferred Trustees' fees                                                                 2,440
Other liabilities                                                                       5,460
                                                                              ---------------
     TOTAL LIABILITIES                                                                425,748
                                                                              ---------------
NET ASSETS                                                                    $    52,016,235
                                                                              ===============
COMPOSITION OF NET ASSETS:
Paid-in capital                                                               $    52,265,766
Undistributed net investment income                                                   222,432
Accumulated net realized loss                                                      (3,421,881)
Net unrealized appreciation on:
   Investments                                                                      2,942,317
   Futures contracts                                                                    7,601
                                                                              ---------------
NET ASSETS                                                                    $    52,016,235
                                                                              ===============
CLASS A:
Net assets                                                                    $        85,049
Shares outstanding                                                                      8,576
                                                                              ===============
Net asset value per share                                                     $          9.92
                                                                              ===============
CLASS B:
Net assets                                                                    $    51,931,186
Shares outstanding                                                                  5,252,879
                                                                              ===============
Net asset value per share                                                     $          9.89
                                                                              ===============

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
Liberty S&P 500 Index Fund, Variable Series
For the Six Months Ended June 30, 2004 (Unaudited)

INVESTMENT INCOME:
Dividends                                                                     $       400,700
Dividends from affiliates                                                               7,869
Interest                                                                                4,476
                                                                              ---------------
   Total Investment Income                                                            413,045
                                                                              ---------------
EXPENSES:
Investment advisory fee                                                               100,938
Distribution fee--Class B                                                              62,982
Transfer agent fee                                                                      3,729
Pricing and bookkeeping fees                                                           18,584
Trustees' fee                                                                           3,520
Custody fee                                                                            14,180
Audit fee                                                                              13,093
Non-recurring costs (See Note 6)                                                        2,208
Other expenses                                                                          7,451
                                                                              ---------------
   Total Expenses                                                                     226,685
Fees reimbursed by Distributor--Class B                                               (34,756)
Non-recurring costs assumed by Investment Advisor (See Note 6)                         (2,208)
Custody earnings credit                                                                   (42)
                                                                              ---------------
   Net Expenses                                                                       189,679
                                                                              ---------------
Net Investment Income                                                                 223,366
                                                                              ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS:
Net realized gain (loss) on:
   Unaffiliated investments                                                          (110,024)
   Affiliated investments                                                                  23
   Futures contracts                                                                   60,697
                                                                              ---------------
     Net realized loss                                                                (49,304)
                                                                              ---------------
Net change in unrealized appreciation/depreciation on:
   Investments                                                                      1,381,218
   Futures contracts                                                                  (32,565)
                                                                              ---------------
     Net change in unrealized appreciation/depreciation                             1,348,653
                                                                              ---------------
Net Gain                                                                            1,299,349
                                                                              ---------------
Net Increase in Net Assets from Operations                                    $     1,522,715
                                                                              ===============

                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Liberty S&P 500 Index Fund, Variable Series

                                                                                (UNAUDITED)
                                                                                SIX MONTHS           YEAR
                                                                                   ENDED             ENDED
                                                                                 JUNE 30,        DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                                 2004              2003
----------------------------------                                            ---------------   ---------------
OPERATIONS:
Net investment income                                                         $       223,366   $       377,448
Net realized loss on investments and futures contracts                                (49,304)         (371,434)
Net change in unrealized appreciation/depreciation on investments and
   futures contracts                                                                1,348,653         9,268,500
                                                                              ---------------   ---------------
        Net Increase from Operations                                                1,522,715         9,274,514
                                                                              ---------------   ---------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
    Class A                                                                                --              (680)
    Class B                                                                                --          (377,651)
                                                                              ---------------   ---------------
        Total Distributions Declared to Shareholders                                       --          (378,331)
                                                                              ---------------   ---------------
SHARE TRANSACTIONS:
Class A:
   Distributions reinvested                                                                --               680
                                                                              ---------------   ---------------
Class B:
   Subscriptions                                                                    4,023,518        13,560,308
   Distributions reinvested                                                                --           377,651
   Redemptions                                                                     (2,054,225)       (3,136,822)
                                                                              ---------------   ---------------
        Net Increase                                                                1,969,293        10,801,137
                                                                              ---------------   ---------------
Net Increase from Share Transactions                                                1,969,293        10,801,817
                                                                              ---------------   ---------------
Total Increase in Net Assets                                                        3,492,008        19,698,000
NET ASSETS:
Beginning of period                                                                48,524,227        28,826,227
                                                                              ---------------   ---------------
End of period (including undistributed (overdistributed) net investment
   income of $222,432 and $(934), respectively)                               $    52,016,235   $    48,524,227
                                                                              ===============   ===============
CHANGES IN SHARES:
Class A:
   Issued for distributions reinvested                                                     --                71
                                                                              ---------------   ---------------
Class B:
   Subscriptions                                                                      413,207         1,585,888
   Issued for distributions reinvested                                                     --            39,462
   Redemptions                                                                       (209,677)         (374,208)
                                                                              ---------------   ---------------
        Net Increase                                                                  203,530         1,251,142
                                                                              ---------------   ---------------

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Liberty S&P 500 Index Fund, Variable Series / June 30, 2004 (Unaudited)

NOTE 1. ORGANIZATION

Liberty S&P 500 Index Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust") is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   INVESTMENT GOAL--The Fund seeks capital appreciation by matching the performance of a benchmark index that measures the investment returns of stocks of large U.S. companies.

   FUND SHARES--The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

   USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION--Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

   SECURITY TRANSACTIONS--Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   FUTURES CONTRACTS--The Fund may invest in municipal and U.S. Treasury futures contracts. The Fund may invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, Inc. of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin payable or receivable and offset in unrealized gains or losses. The Fund also identifies portfolio securities as segregated with the custodian in a separate account in an amount equal to the futures contract. The Fund recognizes a realized gain or loss when the contract is closed or expires.

   REPURCHASE AGREEMENTS--The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

   INCOME RECOGNITION--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

   DETERMINATION OF CLASS NET ASSET VALUES--All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

   FEDERAL INCOME TAX STATUS--The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

   DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on ex-date. Dividends from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

NOTE 3. FEDERAL TAX INFORMATION

The tax character of distributions paid during the year ended December 31, 2003 was as follows:

Distributions paid from:
    Ordinary income*                      $    378,331
    Long-term capital gains                         --

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at June 30, 2004, based on cost of investments for federal income tax purposes was:

     Unrealized appreciation              $  7,926,489
     Unrealized depreciation                (4,984,172)
                                          ------------
       Net unrealized appreciation        $  2,942,317
                                          ============

The following capital loss carryforwards, determined as of December 31, 2003, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

      YEAR OF                             CAPITAL LOSS
    EXPIRATION                            CARRYFORWARD
    ----------                            ------------
       2008                               $     19,479
       2009                                    243,840
       2010                                  1,209,651
       2011                                     12,140
                                          ------------
                                          $  1,485,110
                                          ============

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Fund. Prior to April 1, 2004, Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston, including the Fund's investment advisor, transfer agent and distributor, was acquired by Bank of America Corporation ("BOA"). The acquisition did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

   INVESTMENT ADVISORY FEE--Columbia provides administrative and other services to the Fund in addition to investment advisory services. Columbia receives a monthly investment advisory fee at the annual rate of 0.40% of the Fund's average daily net assets.

   SUB-ADVISORY FEE--State Street Global Advisors ("SSgA") has been retained by Columbia as sub-advisor to the Fund. As the sub-advisor, SSgA is responsible for daily investment operations, including placing all orders for the purchase and sale of portfolio securities for the Fund. Columbia, out of the investment advisory fee it receives, pays SSgA a monthly sub-advisory fee at the following annual rates:

AVERAGE DAILY NET ASSETS                ANNUAL FEE RATE
------------------------                ---------------
First $50 million                          $ 25,000
Over $50 million                               0.05%

   PRICING AND BOOKKEEPING FEES--Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees received to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund. For the six months ended June 30, 2004, the Fund's annualized effective pricing and bookkeeping fee rate was 0.074%.

   TRANSFER AGENT FEE--Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund. For such services, the Transfer Agent receives a monthly fee, at the annual rate of $7,500.

For the six months ended June 30, 2004, the Fund's annualized effective transfer agent fee rate was 0.01%.

   DISTRIBUTION FEES--Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. The Fund has adopted a 12b-1 plan which requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

   FEE WAIVERS--Columbia and the Distributor have voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) would not exceed 0.75% annually of the Fund's average daily net assets. The Distributor will first reimburse the Class B distribution fee up to 0.25% annually to reach the 0.75% limit on Class B expenses. If additional reimbursement is needed to meet the limit for each class, Columbia will then reimburse other expenses to the extent necessary. If additional reimbursement is still needed in order to reach the expense limit, Columbia will then waive a portion of its investment advisory fee to the extent necessary. Columbia or the Distributor, at their discretion, may revise or discontinue this arrangement any time.

   CUSTODY CREDITS--The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

   FEES PAID TO OFFICERS AND TRUSTEES--The Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

   OTHER--Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the six months ended June 30, 2004, the Fund paid $676 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $3,383,968 and $1,079,064, respectively.

NOTE 6. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

   INDUSTRY FOCUS--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

   LEGAL PROCEEDINGS--Columbia, the Distributor, and certain of their affiliates (collectively, "The Columbia Group") have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds, as well as other industry wide issues. The Columbia Group has not uncovered any instances where Columbia or the Distributor were knowingly involved in late trading of mutual fund shares.

On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against Columbia and the Distributor, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against Columbia and the Distributor alleging that Columbia and the Distributor had violated certain New York anti-fraud statutes. If either Columbia or the Distributor is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor or distributor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could prevent Columbia, the Distributor or any company that is an affiliated person of Columbia and the Distributor from serving as an investment advisor or distributor for any registered investment company, including your fund. Your fund has been informed by Columbia and the Distributor that, if these results occur, they will seek exemptive relief from the SEC to permit them to continue to serve as your fund's investment advisor and distributor. There is no assurance that such exemptive relief will be granted. On March 15, 2004, Columbia and the Distributor entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, Columbia and the Distributor agreed, among other things, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring Columbia and the Distributor to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review Columbia's and the Distributor's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, the Columbia Group has agreed to reduce mutual fund fees by $80 million over a five-year period.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or FleetBoston (and affiliated entities). These suits and certain regulatory investigations are ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

For the six months ended June 30, 2004, Columbia has assumed $2,208 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

FINANCIAL HIGHLIGHTS
Liberty S&P 500 Index Fund, Variable Series--Class B Shares

Selected data for a share outstanding throughout each period is as follows:

                                                    (UNAUDITED)
                                                     SIX MONTHS                                                       PERIOD
                                                       ENDED                    YEAR ENDED DECEMBER 31,                ENDED
                                                      JUNE 30,        ------------------------------------------   DECEMBER 31,
                                                        2004              2003           2002           2001         2000 (a)
                                                    ------------      ------------   ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $       9.59      $       7.57   $       9.89   $      11.31   $      12.00
                                                    ------------      ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                                   0.04              0.09           0.08           0.07           0.07
Net realized and unrealized gain (loss) on
   investments and futures contracts                        0.26              2.01          (2.33)         (1.43)         (0.70)
                                                    ------------      ------------   ------------   ------------   ------------
     Total from Investment Operations                       0.30              2.10          (2.25)         (1.36)         (0.63)
                                                    ------------      ------------   ------------   ------------   ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                                       --             (0.08)         (0.06)         (0.06)         (0.06)
Return of capital                                             --                --          (0.01)            --             --
                                                    ------------      ------------   ------------   ------------   ------------
     Total Distributions Declared to
       Shareholders                                           --             (0.08)         (0.07)         (0.06)         (0.06)
                                                    ------------      ------------   ------------   ------------   ------------
NET ASSET VALUE, END OF PERIOD                      $       9.89      $       9.59   $       7.57   $       9.89   $      11.31
                                                    ============      ============   ============   ============   ============
Total return (c)(d)(e)                                      3.13%(f)         27.68%        (22.75)%       (12.07)%        (5.29)%(f)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (g)                                                0.75%(h)          0.75%          0.75%          0.75%          0.75%(h)
Net investment income (g)                                   0.88%(h)          1.05%          0.88%          0.72%          0.89%(h)
Waiver/reimbursement                                        0.14%(h)          0.22%          0.14%          0.53%          0.61%(h)
Portfolio turnover rate                                        2%(f)             3%            17%             7%             2%(f)
Net assets, end of period (000's)                   $     51,931      $     48,442   $     28,762   $     28,835   $     12,098

(a) For the period from commencement of operations on May 30, 2000 to December 31, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Total return at net asset value assuming all distributions reinvested.
(d) Had the Investment Advisor and/or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(f)  Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.

PORTFOLIO MANAGERS' DISCUSSION
Liberty Select Value Fund, Variable Series / June 30, 2004

Liberty Select Value Fund, Variable Series seeks long-term growth.

Daniel K. Cantor and Jeffrey C. Kinzel are co-managers of the fund. Mr. Cantor has been affiliated with Columbia Management Advisors, Inc. and its predecessors since 1985. Mr. Kinzel has been with the firm since 1991.

The fund provided a competitive return for the six-month period, outpacing its benchmark, the Russell Midcap Value Index. Strong performance from energy and technology holdings offset disappointing returns in the consumer discretionary sector. Mid-cap stocks advanced solidly in the first half of the year as strong corporate profits outweighed concerns about higher interest rates and a spike in raw material costs, including energy and steel. Corporate profits benefited as companies enjoyed robust volume growth and increased prices, which helped offset higher input costs.

POWERFUL BOOST FROM ENERGY AND TECHNOLOGY

The fund's overweight in energy stocks relative to its benchmark was the single largest positive contributor to performance. Rising oil and natural gas prices helped XTO Energy and Amerada Hess (3.2% and 1.4% of net assets, respectively) post significant gains during the period. Our technology holdings also aided performance, although we had a modest underweight in the sector. Andrew, which sells wireless infrastructure equipment, rose sharply, as did electronics components manufacturer Littelfuse (1.5% and 1.0% of net assets, respectively). We sold our position in Zebra Technologies, which specializes in bar code scanning devices. The stock performed well for several years, and it no longer fit our value criteria.

DISAPPOINTING RETURNS FROM CONSUMER DISCRETIONARY AND SELECT INDUSTRIAL STOCKS

Rising energy prices and interest rates may have contributed to poor performance in the consumer discretionary sector, as investors became concerned that these factors would have a negative impact on consumer spending. The fund had an overweight in the sector relative to its benchmark. Disappointments included auto parts supplier Superior Industries International (0.7% of net assets), which suffered from pricing pressures and manufacturing problems in its core aluminum wheels business. In the industrial area, we lost ground with Navistar International (1.3% of net assets), which had difficulty meeting surging demand for truck orders because of parts shortages. Rising steel costs further pressured profit margins.

FINE-TUNING OUR HOLDINGS

During the period, we trimmed positions that had risen in price and added to names that were attractively valued. For example, we took profits in medical device manufacturer Biomet and Gentex, which makes automatic-dimming car mirrors (1.0% and 0.7% of net assets, respectively). We added to our holdings of Pactiv and Dean Foods (0.7% and 2.6% of net assets, respectively) when their stock prices retreated. We also established a new position in Willis Group Holdings (0.2% of net assets), an insurance broker with the number three position in the industry. A relatively new management team has rejuvenated the company, leading to market share gains against the top two players, as well as smaller firms. In addition, we believe several specific investor concerns that have been weighing on the stock could be resolved favorably in the near term.

MIXED SIGNALS AHEAD

The outlook for profit growth in the second half of 2004 has been clouded by mixed economic signals late in the second quarter. For instance, strong jobs reports in April and May were followed by a relatively weak report in June. Further, there were indications that both consumer and business spending moderated in June. In addition to raw material costs, several other wild cards add uncertainty to the near-term direction of the market, such as the upcoming presidential election and the ongoing risk of terrorism. As always, we will continue to seek to identify well-managed companies in good or improving businesses that we believe have the potential to prosper under a variety of market conditions.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence.

An investment in Liberty Select Value Fund, Variable Series offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business developments. The value and returns earned on an investment in the fund may also be affected by stock market fluctuations. Mid-cap stocks can present special risks including greater price volatility than stocks of larger, more established companies.

Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the advisor's assessment of a company's prospects is wrong, the price of its stock may not approach the value the advisor has placed on it.

Holdings are disclosed as of June 30, 2004, and are subject to change.

PERFORMANCE INFORMATION
Liberty Select Value Fund, Variable Series / June 30, 2004

AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2004 (%)

                                (CUMULATIVE)
                                   6-MONTH    1-YEAR     LIFE
-------------------------------------------------------------
Class B (5/30/00)                       7.72   27.69     8.67
Russell Midcap Value Index              7.17   30.81    11.89
S&P MidCap 400 Index                    6.09   27.99     7.42

Inception date of share class is in parentheses.

Net asset value per share ($)               12/31/03  6/30/04
-------------------------------------------------------------
Class B                                        15.41    16.60

[CHART]

VALUE OF A $10,000 INVESTMENT, 5/30/00 - 6/30/04

CLASS B: $14,048

                  CLASS B SHARES  RUSSELL MIDCAP VALUE INDEX  S&P MIDCAP 400 INDEX
5/30/2000           $   10,000           $   10,000               $   10,000
5/31/2000           $   10,200           $   10,011               $   10,014
6/30/2000           $   10,066           $    9,649               $   10,175
7/31/2000           $   10,333           $    9,874               $   10,336
8/31/2000           $   11,184           $   10,480               $   11,491
9/30/2000           $   10,983           $   10,580               $   11,412
10/31/2000          $   11,034           $   10,781               $   11,026
11/30/2000          $   10,309           $   10,641               $   10,193
12/31/2000          $   11,139           $   11,580               $   10,973
1/31/2001           $   11,551           $   11,538               $   11,218
2/28/2001           $   11,206           $   11,490               $   10,577
3/31/2001           $   10,961           $   11,171               $    9,791
4/30/2001           $   11,769           $   11,786               $   10,871
5/31/2001           $   12,098           $   12,120               $   11,124
6/30/2001           $   11,862           $   11,959               $   11,080
7/31/2001           $   11,962           $   11,911               $   10,915
8/31/2001           $   11,660           $   11,693               $   10,558
9/30/2001           $   10,221           $   10,578               $    9,245
10/31/2001          $   10,423           $   10,634               $    9,653
11/30/2001          $   11,062           $   11,378               $   10,371
12/31/2001          $   11,525           $   11,850               $   10,908
1/31/2002           $   11,618           $   11,970               $   10,851
2/28/2002           $   11,812           $   12,164               $   10,864
3/31/2002           $   12,361           $   12,786               $   11,641
4/30/2002           $   12,395           $   12,777               $   11,586
5/31/2002           $   12,437           $   12,758               $   11,390
6/30/2002           $   11,744           $   12,189               $   10,556
7/31/2002           $   10,908           $   10,995               $    9,532
8/31/2002           $   10,984           $   11,123               $    9,581
9/30/2002           $    9,819           $    9,999               $    8,809
10/31/2002          $   10,021           $   10,317               $    9,190
11/30/2002          $   10,603           $   10,967               $    9,722
12/31/2002          $   10,232           $   10,706               $    9,323
1/31/2003           $    9,970           $   10,410               $    9,050
2/28/2003           $    9,742           $   10,237               $    8,835
3/31/2003           $    9,717           $   10,272               $    8,909
4/30/2003           $   10,334           $   11,053               $    9,556
5/31/2003           $   10,925           $   12,025               $   10,348
6/30/2003           $   11,001           $   12,109               $   10,480
7/31/2003           $   11,322           $   12,486               $   10,852
8/31/2003           $   11,686           $   12,929               $   11,344
9/30/2003           $   11,466           $   12,828               $   11,171
10/31/2003          $   12,236           $   13,770               $   12,015
11/30/2003          $   12,506           $   14,169               $   12,433
12/31/2003          $   13,041           $   14,781               $   12,644
1/31/2004           $   13,269           $   15,172               $   12,918
2/29/2004           $   13,693           $   15,546               $   13,228
3/31/2004           $   13,701           $   15,571               $   13,284
4/30/2004           $   13,430           $   14,913               $   12,848
5/31/2004           $   13,642           $   15,294               $   13,114
6/30/2004           $   14,048           $   15,823               $   13,395

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PROVIDED. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT YOUR INSURANCE COMPANY.

Total return performance includes changes in share price and reinvestment of all distributions. As reported in the annual report dated December 31, 2003, the Russell Midcap Value Index is the fund's new benchmark. The Standard & Poor's (S&P) MidCap 400 Index was the fund's previous benchmark. The Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The S&P MidCap 400 Index is an unmanaged market value-weighted index that tracks the performance of 400 mid-cap US companies. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

Index performance for the life of the fund is from May 30, 2000.

INVESTMENT PORTFOLIO
Liberty Select Value Fund, Variable Series / June 30, 2004 (Unaudited)

                                                         SHARES             VALUE
                                                     ---------------   ---------------
COMMON STOCKS--95.6%
CONSUMER DISCRETIONARY--16.1%
AUTO COMPONENTS--3.8%
BorgWarner, Inc.                                               4,000   $       175,080
Gentex Corp.                                                   7,700           305,536
Johnson Controls, Inc.                                         6,600           352,308
Lear Corp.                                                     7,900           466,021
Superior Industries International                              8,400           280,980
                                                                       ---------------
                                                                             1,579,925
                                                                       ---------------
HOTELS, RESTAURANTS & LEISURE--3.1%
Brinker International, Inc. (a)                               14,000           477,680
Darden Restaurants, Inc.                                       8,700           178,785
Harrah's Entertainment, Inc.                                   6,300           340,830
Six Flags, Inc. (a)                                           38,000           275,880
                                                                       ---------------
                                                                             1,273,175
                                                                       ---------------
HOUSEHOLD DURABLES--0.7%
Newell Rubbermaid, Inc.                                       12,600           296,100
                                                                       ---------------
LEISURE EQUIPMENT & PRODUCTS--0.6%
Mattel, Inc.                                                  14,600           266,450
                                                                       ---------------
MEDIA--2.0%
Knight-Ridder, Inc.                                            4,100           295,200
Mediacom Communications Corp. (a)                             18,800           147,016
New York Times Co., Class A                                    8,000           357,680
                                                                       ---------------
                                                                               799,896
                                                                       ---------------
MULTILINE RETAIL--2.3%
Federated Department Stores, Inc.                             19,000           932,900
                                                                       ---------------
SPECIALTY RETAIL--3.1%
Borders Group, Inc.                                           16,100           377,384
Ross Stores, Inc.                                             10,800           289,008
TJX Companies, Inc.                                           26,000           627,640
                                                                       ---------------
                                                                             1,294,032
                                                                       ---------------
TEXTILES, APPAREL & LUXURY GOODS--0.5%
Wolverine World Wide, Inc.                                     7,100           186,375
                                                                       ---------------

CONSUMER STAPLES--5.2%
BEVERAGES--0.9%
Pepsi Bottling Group, Inc.                                    12,000           366,480
                                                                       ---------------
FOOD PRODUCTS--3.1%
Dean Foods Co. (a)                                            28,300         1,055,873
Hormel Foods Corp.                                             6,900           214,590
                                                                       ---------------
                                                                             1,270,463
                                                                       ---------------
PERSONAL PRODUCTS--1.2%
Avon Products, Inc.                                           10,800           498,312
                                                                       ---------------

ENERGY--7.4%
ENERGY EQUIPMENT & SERVICES--2.5%
BJ Services Co. (a)                                            5,400           247,536
Noble Corp. (a)                                                8,200           310,698
Transocean, Inc. (a)                                           9,650           279,271
Weatherford International Ltd. (a)                             4,400           197,912
                                                                       ---------------
                                                                             1,035,417
                                                                       ---------------
OIL & GAS--4.9%
Amerada Hess Corp.                                             7,100   $       562,249
Occidental Petroleum Corp.                                     3,000           145,230
XTO Energy, Inc.                                              44,791         1,334,324
                                                                       ---------------
                                                                             2,041,803
                                                                       ---------------

FINANCIALS--21.3%
CAPITAL MARKETS--2.9%
Bear Stearns Companies, Inc.                                   4,200           354,102
Janus Capital Group, Inc.                                     34,700           572,203
Lehman Brothers Holdings, Inc.                                 3,500           263,375
                                                                       ---------------
                                                                             1,189,680
                                                                       ---------------
COMMERCIAL BANKS--4.9%
Banknorth Group, Inc.                                         12,800           415,744
Charter One Financial, Inc.                                   10,895           481,450
City National Corp.                                            6,300           413,910
Cullen/Frost Bankers, Inc.                                     3,800           170,050
North Fork Bancorporation, Inc.                               13,900           528,895
                                                                       ---------------
                                                                             2,010,049
                                                                       ---------------
DIVERSIFIED FINANCIAL SERVICES--0.4%
Citigroup, Inc.                                                3,831           178,142
                                                                       ---------------
INSURANCE--4.4%
Ambac Financial Group, Inc.                                    7,250           532,440
Cincinnati Financial Corp.                                     5,565           242,189
Loews Corp.                                                    4,300           257,828
Nationwide Financial Services, Class A                         7,400           278,314
Old Republic International Corp.                               4,500           106,740
St. Paul Travelers Companies, Inc.                             7,900           320,266
Willis Group Holdings Ltd.                                     2,600            97,370
                                                                       ---------------
                                                                             1,835,147
                                                                       ---------------
THRIFTS & MORTGAGE FINANCE--8.7%
Golden West Financial Corp.                                    9,600         1,020,960
Greenpoint Financial Corp.                                    13,500           535,950
PMI Group, Inc.                                               12,300           535,296
Radian Group, Inc.                                             9,900           474,210
Sovereign Bancorp, Inc.                                       26,500           585,650
Webster Financial Corp.                                        9,100           427,882
                                                                       ---------------
                                                                             3,579,948
                                                                       ---------------

HEALTH CARE--4.6%
HEALTH CARE EQUIPMENT & SUPPLIES--1.9%
Biomet, Inc.                                                   9,000           399,960
Millipore Corp. (a)                                            6,900           388,953
                                                                       ---------------
                                                                               788,913
                                                                       ---------------
HEALTH CARE PROVIDERS & SERVICES--2.7%
Anthem, Inc. (a)                                               2,700           241,812
First Health Group Corp. (a)                                  15,800           246,638
HCA, Inc.                                                      6,800           282,812
WellPoint Health Networks, Inc. (a)                            3,200           358,432
                                                                       ---------------
                                                                             1,129,694
                                                                       ---------------

INDUSTRIALS--13.1%
AEROSPACE & DEFENSE--1.0%
Alliant Techsystems, Inc. (a)                                  4,300           272,362
Northrop Grumman Corp.                                         2,400           128,880
                                                                       ---------------
                                                                               401,242
                                                                       ---------------

                       See Notes to Investment Portfolio.

                                                         SHARES             VALUE
                                                     ---------------   ---------------
AIR FREIGHT & LOGISTICS--0.7%
CNF, Inc.                                                      6,500   $       270,140
                                                                       ---------------
AIRLINES--0.5%
AMR Corp. (a)                                                 18,600           225,246
                                                                       ---------------
COMMERCIAL SERVICES & SUPPLIES--4.7%
Brink's Co.                                                   20,000           685,000
Cendant Corp.                                                 24,400           597,312
DST Systems, Inc. (a)                                          6,500           312,585
Manpower, Inc.                                                 6,700           340,159
                                                                       ---------------
                                                                             1,935,056
                                                                       ---------------
ELECTRICAL EQUIPMENT--1.0%
Ametek, Inc.                                                   8,000           247,200
Hubbell, Inc., Class B                                         3,900           182,169
                                                                       ---------------
                                                                               429,369
                                                                       ---------------
INDUSTRIAL CONGLOMERATES--1.4%
Carlisle Companies, Inc.                                       8,900           554,025
                                                                       ---------------
MACHINERY--3.8%
AGCO Corp. (a)                                                 6,000           122,220
Dover Corp.                                                    5,800           244,180
Ingersoll-Rand Co., Class A                                    6,200           423,522
Navistar International Corp. (a)                              14,300           554,268
Parker Hannifin Corp.                                          4,000           237,840
                                                                       ---------------
                                                                             1,582,030
                                                                       ---------------

INFORMATION TECHNOLOGY--8.1%
COMMUNICATIONS EQUIPMENT--1.5%
Andrew Corp. (a)                                              31,900           638,319
                                                                       ---------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--4.9%
Amphenol Corp., Class A (a)                                   20,000           666,400
Arrow Electronics, Inc. (a)                                   10,400           278,928
AVX Corp.                                                     13,600           196,520
Littelfuse, Inc. (a)                                          10,000           424,100
Varian, Inc. (a)                                               6,700           282,405
Vishay Intertechnology, Inc. (a)                               9,450           175,581
                                                                       ---------------
                                                                             2,023,934
                                                                       ---------------
IT SERVICES--0.9%
Affiliated Computer Services, Inc.,
   Class A (a)                                                 6,900           365,286
                                                                       ---------------
SOFTWARE--0.8%
Reynolds & Reynolds Co., Class A                              14,100           326,133
                                                                       ---------------
MATERIALS--12.9%
CHEMICALS--7.2%
Air Products & Chemicals, Inc.                                 6,800           356,660
Eastman Chemical Co.                                           9,100           420,693
Engelhard Corp.                                               11,200           361,872
International Flavors &
   Fragrances, Inc.                                           14,900           557,260
Lubrizol Corp.                                                 7,900           289,298
OM Group, Inc. (a)                                             4,700           155,147
PPG Industries, Inc.                                           6,700           418,683
Praxair, Inc.                                                 10,600           423,046
                                                                       ---------------
                                                                             2,982,659
                                                                       ---------------
CONTAINERS & PACKAGING--2.3%
Crown Holdings, Inc. (a)                                      25,000   $       249,250
Packaging Corp. of America                                    17,300           413,470
Pactiv Corp. (a)                                              11,000           274,340
                                                                       ---------------
                                                                               937,060
                                                                       ---------------
PAPER & FOREST PRODUCTS--3.4%
Boise Cascade Corp.                                            8,500           319,940
Georgia-Pacific Corp.                                         18,100           669,338
MeadWestvaco Corp.                                            13,634           400,703
                                                                       ---------------
                                                                             1,389,981
                                                                       ---------------

TELECOMMUNICATION SERVICES--1.5%
WIRELESS TELECOMMUNICATION SERVICES--1.5%
Telephone & Data Systems, Inc.                                 8,500           605,200
                                                                       ---------------

UTILITIES--5.4%
ELECTRIC UTILITIES--4.7%
Allete, Inc.                                                   6,700           223,110
Entergy Corp.                                                  5,400           302,454
Exelon Corp.                                                  15,700           522,653
PPL Corp.                                                      5,700           261,630
Progress Energy, Inc.                                         10,800           475,740
Reliant Energy, Inc. (a)                                      14,900           161,367
                                                                       ---------------
                                                                             1,946,954
                                                                       ---------------
MULTI-UTILITIES & UNREGULATED POWER--0.7%
Energy East Corp.                                             11,300           274,025
                                                                       ---------------
TOTAL COMMON STOCKS
   (cost of $30,732,298)                                                    39,439,560
                                                                       ---------------

                                                           PAR
                                                     ---------------
SHORT-TERM OBLIGATION--5.0%
Repurchase agreement with State
   Street Bank & Trust Co.,
   dated 06/30/04, due 07/01/04
   at 1.170%, collateralized by a
   U.S. Treasury Bond maturing
   08/15/28, market value $2,101,403
   (repurchase proceeds $2,059,067)
   (cost of $2,059,000)                              $     2,059,000         2,059,000
                                                                       ---------------
TOTAL INVESTMENTS--100.6%
   (cost of $32,791,298) (b)                                                41,498,560
                                                                       ---------------
OTHER ASSETS & LIABILITIES, NET--(0.6)%                                       (250,708)
                                                                       ---------------
NET ASSETS--100.0%                                                     $    41,247,852
                                                                       ===============

NOTES TO INVESTMENT PORTFOLIO:
(a)  Non-income producing security.
(b) Cost for both financial statement and federal income tax purposes is the same.

                       See Notes to Financial Statements.

STATEMENT OF ASSETS & LIABILITIES
Liberty Select Value Fund, Variable Series / June 30, 2004 (Unaudited)

ASSETS:
Investments, at cost                                                          $    32,791,298
                                                                              ---------------
Investments, at value                                                         $    41,498,560
Cash                                                                                      751
Receivable for:
   Investments sold                                                                    44,479
   Fund shares sold                                                                       789
   Interest                                                                                67
   Dividends                                                                           24,467
Expense reimbursement due from Distributor                                              2,581
Deferred Trustees' compensation plan                                                    2,296
                                                                              ---------------
     TOTAL ASSETS                                                                  41,573,990
                                                                              ---------------
LIABILITIES:
Payable for:
   Fund shares repurchased                                                            271,622
   Investment advisory fee                                                             22,781
   Transfer agent fee                                                                     604
   Pricing and bookkeeping fees                                                           296
   Audit fee                                                                           16,462
   Custody fee                                                                            653
   Distribution fee--Class B                                                            8,184
Deferred Trustees' fees                                                                 2,296
Other liabilities                                                                       3,240
                                                                              ---------------
     TOTAL LIABILITIES                                                                326,138
                                                                              ---------------
NET ASSETS                                                                    $    41,247,852
                                                                              ===============
COMPOSITION OF NET ASSETS:
Paid-in capital                                                               $    32,931,344
Undistributed net investment income                                                    24,485
Accumulated net realized loss                                                        (415,239)
Net unrealized appreciation on Investments                                          8,707,262
                                                                              ---------------
NET ASSETS                                                                    $    41,247,852
                                                                              ===============
CLASS A:
Net assets                                                                    $     1,485,632
Shares outstanding                                                                     89,331
                                                                              ===============
Net asset value per share                                                     $         16.63
                                                                              ===============
CLASS B:
Net assets                                                                    $    39,762,220
Shares outstanding                                                                  2,395,781
                                                                              ===============
Net asset value per share                                                     $         16.60
                                                                              ===============

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
Liberty Select Value Fund, Variable Series
For the Six Months Ended June 30, 2004 (Unaudited)

INVESTMENT INCOME:
Dividends                                                                     $       233,898
Interest                                                                                8,040
                                                                              ---------------
   Total Investment Income                                                            241,938
                                                                              ---------------
EXPENSES:
Investment advisory fee                                                               138,452
Distribution fee--Class B                                                              47,712
Transfer agent fee                                                                      3,729
Pricing and bookkeeping fees                                                            5,195
Trustees' fee                                                                           3,529
Custody fee                                                                             2,559
Audit fee                                                                              12,571
Non-recurring costs (See Note 6)                                                        1,736
Other expenses                                                                          8,256
                                                                              ---------------
   Total Expenses                                                                     223,739
Fees reimbursed by Distributor--Class B                                                (5,951)
Non-recurring costs assumed by Investment Advisor (See Note 6)                         (1,736)
Custody earnings credit                                                                    (2)
                                                                              ---------------
   Net Expenses                                                                       216,050
                                                                              ---------------
Net Investment Income                                                                  25,888
                                                                              ---------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments                                                      359,522
Net change in unrealized appreciation/depreciation on investments                   2,575,351
                                                                              ---------------
Net Gain                                                                            2,934,873
                                                                              ---------------
Net Increase in Net Assets from Operations                                    $     2,960,761
                                                                              ===============

                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Liberty Select Value Fund, Variable Series

                                                                                (UNAUDITED)
                                                                                SIX MONTHS           YEAR
                                                                                   ENDED             ENDED
                                                                                  JUNE 30,       DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                                 2004              2003
----------------------------------                                            ---------------   ---------------
OPERATIONS:
Net investment income                                                         $        25,888   $        59,485
Net realized gain (loss) on investments                                               359,522          (705,613)
Net change in unrealized appreciation/depreciation on investments                   2,575,351         8,564,493
                                                                              ---------------   ---------------
        Net Increase from Operations                                                2,960,761         7,918,365
                                                                              ---------------   ---------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
   Class A                                                                                 --            (4,195)
   Class B                                                                                 --           (55,597)
                                                                              ---------------   ---------------
        Total Distributions Declared to Shareholders                                       --           (59,792)
                                                                              ---------------   ---------------
SHARE TRANSACTIONS:
Class A:
   Subscriptions                                                                      202,354           578,918
   Distributions reinvested                                                                --             4,195
   Redemptions                                                                       (241,185)          (93,140)
                                                                              ---------------   ---------------
        Net Increase (Decrease)                                                       (38,831)          489,973
                                                                              ---------------   ---------------
Class B:
   Subscriptions                                                                    1,900,653         7,832,430
   Distributions reinvested                                                                --            55,597
   Redemptions                                                                     (1,775,129)       (3,283,568)
                                                                              ---------------   ---------------
        Net Increase                                                                  125,524         4,604,459
                                                                              ---------------   ---------------
Net Increase from Share Transactions                                                   86,693         5,094,432
                                                                              ---------------   ---------------
Total Increase in Net Assets                                                        3,047,454        12,953,005

NET ASSETS:
Beginning of period                                                                38,200,398        25,247,393
                                                                              ---------------   ---------------
End of period (including undistributed (overdistributed) net investment
   income of $24,485 and $(1,403), respectively)                              $    41,247,852   $    38,200,398
                                                                              ===============   ===============
CHANGES IN SHARES:
Class A:
   Subscriptions                                                                       12,570            46,620
   Issued for distributions reinvested                                                     --               272
   Redemptions                                                                        (15,188)           (7,103)
                                                                              ---------------   ---------------
        Net Increase (Decrease)                                                        (2,618)           39,789
                                                                              ---------------   ---------------
Class B:
   Subscriptions                                                                      119,135           601,441
   Issued for distributions reinvested                                                     --             3,606
   Redemptions                                                                       (110,404)         (251,382)
                                                                              ---------------   ---------------
        Net Increase                                                                    8,731           353,665
                                                                              ---------------   ---------------

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Liberty Select Value Fund, Variable Series / June 30, 2004 (Unaudited)

NOTE 1. ORGANIZATION

Liberty Select Value Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust") is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   INVESTMENT GOAL--The Fund seeks long-term growth.

   FUND SHARES--The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

   USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION--Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

   SECURITY TRANSACTIONS--Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   REPURCHASE AGREEMENTS--The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

   INCOME RECOGNITION--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

   DETERMINATION OF CLASS NET ASSET VALUES--All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

   FEDERAL INCOME TAX STATUS--The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

   DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on ex-date. Dividends from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

NOTE 3. FEDERAL TAX INFORMATION

The tax character of distributions paid during the year ended December 31, 2003 was as follows:

Distributions paid from:
     Ordinary income*                     $     59,792
     Long-term capital gains                        --

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at June 30, 2004, based on cost of investments for federal income tax purposes was:

     Unrealized appreciation              $ 10,019,627
     Unrealized depreciation                (1,312,365)
                                          ------------
       Net unrealized appreciation        $  8,707,262
                                          ============

The following capital loss carryforwards, determined as of December 31, 2003, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

     YEAR OF                              CAPITAL LOSS
    EXPIRATION                            CARRYFORWARD
    ----------                            ------------
       2010                               $     20,614
       2011                                    705,613
                                          ------------
                                          $    726,227
                                          ============

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Fund. Prior to April 1, 2004, Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston, including the Fund's investment advisor, transfer agent and distributor, was acquired by Bank of America Corporation ("BOA"). The acquisition did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

   INVESTMENT ADVISORY FEE--Columbia provides administrative and other services to the Fund in addition to investment advisory services. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets as follows:

AVERAGE DAILY NET ASSETS                ANNUAL FEE RATE
------------------------                ---------------
First $500 million                           0.70%
Next $500 million                            0.65%
Over $1 billion                              0.60%

   PRICING AND BOOKKEEPING FEES--Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees received to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund. For the six months ended June 30, 2004, the Fund's annualized effective pricing and bookkeeping fee rate was 0.026%.

   TRANSFER AGENT FEE--Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund. For such services, the Transfer Agent receives a monthly fee, at the annual rate of $7,500.

For the six months ended June 30, 2004, the Fund's annualized effective transfer agent fee rate was 0.02%.

   DISTRIBUTION FEES--Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. The Fund has adopted a 12b-1 plan which requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

   FEE WAIVERS--Columbia and the Distributor have voluntarily agreed to waive fees and reimburse the Fund for certain expenses so that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) would not exceed 1.10% annually of the Fund's average daily net assets. The Distributor will first reimburse the Class B distribution fee up to 0.25% annually to reach the 1.10% limit on Class B expenses. If additional reimbursement is needed to meet the limit for each class, Columbia will then reimburse other expenses to the extent necessary. If additional reimbursement is still needed in order to reach the expense limit, Columbia will then waive a portion of its investment advisory fee to the extent necessary. Columbia or the Distributor, at their discretion, may revise or discontinue this arrangement any time.

   CUSTODY CREDITS--The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

   FEES PAID TO OFFICERS AND TRUSTEES--The Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

   OTHER--Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the six months ended June 30, 2004, the Fund paid $669 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $893,480 and $1,118,174, respectively.

NOTE 6. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

   INDUSTRY FOCUS--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

   LEGAL PROCEEDINGS--Columbia, the Distributor, and certain of their affiliates (collectively, "The Columbia Group") have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds, as well as other industry wide issues. The Columbia Group has not uncovered any instances where Columbia or the Distributor were knowingly involved in late trading of mutual fund shares.

On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against Columbia and the Distributor, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against Columbia and the Distributor alleging that Columbia and the Distributor had violated certain New York anti-fraud statutes. If either Columbia or the Distributor is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor or distributor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could prevent Columbia, the Distributor or any company that is an affiliated person of Columbia and the Distributor from serving as an investment advisor or distributor for any registered investment company, including your fund. Your fund has been informed by Columbia and the Distributor that, if these results occur, they will seek exemptive relief from the SEC to permit them to continue to serve as your fund's investment advisor and distributor. There is no assurance that such exemptive relief will be granted. On March 15, 2004, Columbia and the Distributor entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, Columbia and the Distributor agreed, among other things, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring Columbia and the Distributor to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review Columbia's and the Distributor's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, the Columbia Group has agreed to reduce mutual fund fees by $80 million over a five-year period.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or FleetBoston (and affiliated entities). These suits and certain regulatory investigations are ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

For the six months ended June 30, 2004, Columbia has assumed $1,736 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

FINANCIAL HIGHLIGHTS
Liberty Select Value Fund, Variable Series--Class B Shares

Selected data for a share outstanding throughout each period is as follows:

                                                      (UNAUDITED)
                                                      SIX MONTHS                                                       PERIOD
                                                        ENDED                     YEAR ENDED DECEMBER 31,               ENDED
                                                       JUNE 30,        ------------------------------------------   DECEMBER 31,
                                                        2004               2003           2002           2001         2000 (a)
                                                     ------------      ------------   ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $      15.41      $      12.11   $      13.65   $      13.24   $      12.00
                                                     ------------      ------------   ------------   ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                                    0.01              0.03           0.01           0.05           0.09
Net realized and unrealized gain (loss) on
   investments                                               1.18              3.29          (1.54)          0.41           1.28
                                                     ------------      ------------   ------------   ------------   ------------
     Total from Investment Operations                        1.19              3.32          (1.53)          0.46           1.37
                                                     ------------      ------------   ------------   ------------   ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                     --             (0.02)         (0.01)         (0.03)         (0.07)
From net realized gains                                        --                --             --          (0.02)            --(c)
Return of capital                                              --                --             --             --          (0.06)
                                                     ------------      ------------   ------------   ------------   ------------
     Total Distributions Declared to Shareholders              --             (0.02)         (0.01)         (0.05)         (0.13)
                                                     ------------      ------------   ------------   ------------   ------------
NET ASSET VALUE, END OF PERIOD                       $      16.60      $      15.41   $      12.11   $      13.65   $      13.24
                                                     ============      ============   ============   ============   ============
Total return (d)(e)(f)                                       7.72%(g)         27.44%        (11.21)%         3.47%         11.38%(g)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                                 1.10%(i)          1.10%          1.10%          1.10%          1.10%(i)
Net investment income (h)                                    0.12%(i)          0.20%          0.09%          0.34%          1.13%(i)
Waiver/reimbursement                                         0.03%(i)          0.10%          0.08%          0.73%          1.56%(i)
Portfolio turnover rate                                         2%(g)            12%            21%            15%            26%(g)
Net assets, end of period (000's)                    $     39,762      $     36,782   $     24,615   $     16,886   $      3,762

(a) For the period from commencement of operations on May 30, 2000 to December 31, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Rounds to less than $0.01 per share.
(d)  Total return at net asset value assuming all distributions reinvested.
(e) Had the Investment Advisor and/or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.

PORTFOLIO MANAGER'S DISCUSSION
Newport Tiger Fund, Variable Series / June 30, 2004

Newport Tiger Fund, Variable Series seeks capital appreciation.

Eric Sandlund has managed or co-managed the fund since August 2002.

Asian markets made little headway during the first half of 2004, as concerns about rising interest rates and a slowdown in earnings growth contributed to an uncertain investment environment. Markets in India and Thailand posted disappointing returns during the period. The fund's overweight position in each of these markets was the main reason it underperformed its benchmark, the MSCI All Country Asia ex Japan Index. An emphasis on high-quality stocks also held back total return, as investors tended to favor lower-quality names during the period. An underweight in China also detracted from performance because the Chinese stocks were strong early in the year.

   By contrast, our decision to maintain an underweight position in South Korean stocks aided performance. South Korea was affected by a slowdown in trade with China and by political problems that resulted in the impeachment of its president. The South Korean market fell sharply, as widely anticipated growth in consumer spending failed to materialize.

INFRASTRUCTURE DEVELOPMENT AND DOMESTIC CONSUMPTION WERE THEMES

We made relatively few changes to the portfolio during this six-month reporting period. Going into 2004, the fund was positioned to take advantage of companies whose products and services are used in infrastructure development or in the growing trend toward increased domestic consumption. Many of these companies were in India and Thailand. Although the fund's India and Thailand positions declined, we maintained our commitment to both markets because we believed their near-term poor performance was the result of profit-taking after their strong run-up in 2003. We also think that investors overreacted to the slowdown in earnings growth from the rapid pace of the past several quarters. In our view, earnings growth has the potential to remain reasonably strong going forward.

FOCUSING ON FINANCIALS, TECHNOLOGY AND CONSUMER SECTORS

The portfolio's largest sector weight was in financials--an area that suffered because of concerns about higher interest rates. However, we think that financial stocks are poised for improvement. Capital spending among Asian corporations has been at depressed levels since the financial crisis of the late 1990s. Over the past year, however, we saw a pickup in expenditures for capital equipment. We have also witnessed an upturn in the demand and cost of real estate. We believe this emphasis on acquiring hard assets should boost loan demand throughout Asia and that it should be positive for the banks, insurance companies and real estate businesses in the portfolio.

   Within information technology, which was the fund's second largest sector position, we added Media-Tek and Acer and maintained a position in long-time holding Taiwan Semiconductor Manufacturing (0.6%, 1.0% and 4.7% of net assets, respectively.) While Taiwan Semiconductor declined significantly because of a general pullback in the semiconductor industry, we believe its long-term prospects are favorable and have kept it in the portfolio.

   Consumer discretionary stocks were the third largest sector position, with newspaper company Singapore Press Holdings (2.5% of net assets) being one of the best performers. Singapore Press Holdings benefited from higher subscription and advertising rates and from increased advertising lineage. The company has been selling some of its property holdings and returning the proceeds to shareholders in the form of special dividends.

POSITIONED TO CAPITALIZE ON DOMESTIC AND GLOBAL ECONOMIC EXPANSION

We believe that Asia has the potential to benefit from improving domestic and global economic growth. Our emphasis on the financial, information technology and consumer discretionary sectors reflects our view that the strong consumer and business trends that are emerging throughout Asia could lead to long-term growth opportunities for the portfolio.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence.

An investment in Newport Tiger Fund, Variable Series offers long-term growth potential; however, the net asset value of the fund will fluctuate due to economic and political developments and currency exchange rate fluctuations. Many of the Asian countries are considered emerging economies, which means there may be greater risks associated with investing there than in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Holdings are disclosed as of June 30, 2004, and are subject to change.

PERFORMANCE INFORMATION
Newport Tiger Fund, Variable Series / June 30, 2004

AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2004 (%)

                                (CUMULATIVE)
                                   6-MONTH    1-YEAR   5-YEAR    LIFE
---------------------------------------------------------------------
Class B (6/1/00)                       -4.72   27.90     0.88    1.23
MSCI All Country
Asia ex Japan Index(1)                 -2.35   30.66    -1.37   -1.29

Inception date of share class is in parentheses.

NET ASSET VALUE PER SHARE ($)       12/31/03   6/30/04
------------------------------------------------------
Class B                               2.12       2.02

[CHART]

VALUE OF A $10,000 INVESTMENT, 5/1/95(2) - 6/30/04

CLASS B: $14,048

                                           MSCI ALL COUNTRY
                       CLASS B SHARES    ASIA EX JAPAN INDEX
5/1/95                   $   10,000          $   10,000
5/31/95                  $   11,100          $   11,125
6/30/95                  $   10,900          $   10,951
7/31/95                  $   11,200          $   11,157
8/31/95                  $   10,851          $   10,643
9/30/95                  $   11,050          $   10,770
10/31/95                 $   11,000          $   10,584
11/30/95                 $   11,050          $   10,344
12/31/95                 $   11,501          $   10,855
1/31/96                  $   12,661          $   11,699
2/29/96                  $   12,560          $   11,826
3/31/96                  $   12,560          $   11,912
4/30/96                  $   12,510          $   12,341
5/31/96                  $   12,460          $   12,203
6/30/96                  $   12,208          $   12,021
7/31/96                  $   11,552          $   11,134
8/31/96                  $   11,956          $   11,470
9/30/96                  $   12,308          $   11,668
10/31/96                 $   12,207          $   11,446
11/30/96                 $   12,813          $   11,986
12/31/96                 $   12,851          $   11,944
1/31/97                  $   12,750          $   12,191
2/28/97                  $   12,750          $   12,295
3/31/97                  $   11,985          $   11,600
4/30/97                  $   11,781          $   11,428
5/31/97                  $   12,852          $   11,944
6/30/97                  $   13,464          $   12,381
7/31/97                  $   13,668          $   12,485
8/31/97                  $   11,324          $   10,272
9/30/97                  $   11,681          $   10,225
10/31/97                 $    9,028          $    7,952
11/30/97                 $    8,876          $    7,407
12/31/97                 $    8,850          $    7,130
1/31/98                  $    7,556          $    6,514
2/28/98                  $    9,212          $    7,895
3/31/98                  $    9,161          $    7,779
4/30/98                  $    8,385          $    7,097
5/31/98                  $    7,246          $    6,014
6/30/98                  $    6,522          $    5,339
7/31/98                  $    6,004          $    5,204
8/31/98                  $    5,124          $    4,454
9/30/98                  $    6,003          $    4,896
10/31/98                 $    7,763          $    5,961
11/30/98                 $    8,281          $    6,442
12/31/98                 $    8,281          $    6,576
1/31/99                  $    7,806          $    6,471
2/28/99                  $    7,806          $    6,345
3/31/99                  $    8,492          $    7,106
4/30/99                  $   10,338          $    8,405
5/31/99                  $    9,652          $    8,223
6/30/99                  $   10,707          $    9,508
7/31/99                  $   10,707          $    9,299
8/31/99                  $   10,760          $    9,529
9/30/99                  $   10,338          $    8,862
10/31/99                 $   11,023          $    9,147
11/30/99                 $   12,342          $   10,017
12/31/99                 $   13,912          $   10,829
1/31/2000                $   13,274          $   10,775
2/29/2000                $   13,646          $   10,550
3/31/2000                $   14,177          $   10,798
4/30/2000                $   13,274          $    9,808
5/31/2000                $   12,530          $    8,955
6/30/2000                $   13,864          $    9,428
7/31/2000                $   13,811          $    9,024
8/31/2000                $   13,757          $    8,957
9/30/2000                $   12,851          $    7,931
10/31/2000               $   12,211          $    7,307
11/30/2000               $   11,571          $    7,024
12/31/2000               $   11,786          $    7,013
1/31/2001                $   12,701          $    7,916
2/28/2001                $   11,947          $    7,542
3/31/2001                $   10,548          $    6,688
4/30/2001                $   11,140          $    6,698
5/31/2001                $   10,817          $    6,688
6/30/2001                $   10,494          $    6,528
7/31/2001                $   10,279          $    6,281
8/31/2001                $    9,633          $    6,183
9/30/2001                $    8,126          $    5,211
10/31/2001               $    8,395          $    5,492
11/30/2001               $    9,364          $    6,226
12/31/2001               $    9,823          $    6,744
1/31/2002                $    9,823          $    7,013
2/28/2002                $    9,606          $    7,065
3/31/2002                $    9,985          $    7,538
4/30/2002                $    9,985          $    7,616
5/31/2002                $    9,660          $    7,444
6/30/2002                $    9,171          $    7,074
7/31/2002                $    8,682          $    6,806
8/31/2002                $    8,465          $    6,685
9/30/2002                $    7,760          $    5,949
10/31/2002               $    8,086          $    6,251
11/30/2002               $    8,520          $    6,583
12/31/2002               $    8,084          $    6,182
1/31/2003                $    8,084          $    6,233
2/28/2003                $    7,809          $    5,981
3/31/2003                $    7,479          $    5,701
4/30/2003                $    7,644          $    5,881
5/31/2003                $    8,194          $    6,389
6/30/2003                $    8,744          $    6,791
7/31/2003                $    9,459          $    7,370
8/31/2003                $   10,174          $    7,936
9/30/2003                $   10,394          $    7,996
10/31/2003               $   11,164          $    8,682
11/30/2003               $   10,999          $    8,575
12/31/2003               $   11,738          $    9,088
1/31/2004                $   12,236          $    9,641
2/29/2004                $   12,458          $    9,967
3/31/2004                $   12,125          $    9,801
4/30/2004                $   11,627          $    9,263
5/31/2004                $   11,406          $    8,952
6/30/2004                $   11,183          $    8,875

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PROVIDED. FOR CURRENT MONTH-END PERFORMANCE INFORMATION, PLEASE CONTACT YOUR INSURANCE COMPANY.

Total return performance includes changes in share price and reinvestment of all distributions. The Morgan Stanley Capital International (MSCI) All Country Asia ex Japan Index is an unmanaged index that tracks the performance of equity securities in eleven countries in Asia, excluding Japan and taking into account local market restrictions on share ownership by foreigners. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

Class B shares (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. If differences in expenses were reflected, the returns for the periods prior to the inception of the new class of shares would be lower.

(1)  Index performance for the life of the fund is from April 30, 1995.
(2)  Inception date of class A shares (oldest existing share class).

INVESTMENT PORTFOLIO
Newport Tiger Fund, Variable Series / June 30, 2004 (Unaudited)

                                                         SHARES             VALUE
                                                     ---------------   ---------------
COMMON STOCKS--96.9%
CONSUMER DISCRETIONARY--12.7%
AUTOMOBILES--4.6%
Bajaj Auto Ltd.                                                4,000   $        76,993
Hyundai Motor Co., Ltd.                                       14,120           545,426
Maruti Udyog Ltd.                                             33,944           297,338
PT Astra International, Inc.                                 489,500           287,443
                                                                       ---------------
                                                                             1,207,200
                                                                       ---------------
HOTELS, RESTAURANTS & LEISURE--1.2%
Genting Bherhad                                               79,800           321,807
                                                                       ---------------
MEDIA--3.2%
Singapore Press Holdings Ltd.                                264,197           639,400
Television Broadcasts Ltd.                                    43,000           185,579
                                                                       ---------------
                                                                               824,979
                                                                       ---------------
SPECIALTY RETAIL--1.2%
Esprit Holdings Ltd.                                          67,500           303,502
                                                                       ---------------
TEXTILES, APPAREL & LUXURY GOODS--2.5%
Li & Fung Ltd.                                               454,000           665,506
                                                                       ---------------

CONSUMER STAPLES--1.1%
FOOD PRODUCTS--1.1%
People's Food Holdings Ltd.                                  195,000           128,311
Thai Union Frozen
   Products Public Co., Ltd.                                 320,100           160,436
                                                                       ---------------
                                                                               288,747
                                                                       ---------------

FINANCIALS--38.5%
COMMERCIAL BANKS--17.9%
Bangkok Bank Public Co., Ltd. (a)                            333,800           766,232
Bank Rakyat Indonesia (a)                                  1,701,500           304,588
Chinatrust Financial
   Holding Co., Ltd.                                         506,000           566,088
Dah Sing Banking, Reserved Shares                              4,080                --(b)
Dah Sing Financial Group                                      20,400           120,485
Hong Leong Bank Berhad                                       307,300           391,283
Kasikornbank
   Public Co., Ltd., NVDR                                    406,300           501,054
Kookmin Bank (a)                                              20,283           633,377
Oversea-Chinese Banking Corp., Ltd.                           39,000           274,810
Standard Chartered Public Co., Ltd.                           22,530           367,940
United Overseas Bank Ltd.                                     96,000           748,703
                                                                       ---------------
                                                                             4,674,560
                                                                       ---------------
DIVERSIFIED FINANCIAL SERVICES--5.3%
Hong Leong Credit Berhad                                      68,000            72,776
Housing Development
   Finance Corp., Ltd.                                        72,872           820,058
Public Bank Berhad                                           287,494           500,389
                                                                       ---------------
                                                                             1,393,223
                                                                       ---------------
INSURANCE--2.9%
Cathay Financial Holding Co., Ltd.                           173,000           312,516
Samsung Fire & Marine
   Insurance Co., Ltd.                                         6,840           438,474
                                                                       ---------------
                                                                               750,990
                                                                       ---------------
REAL ESTATE--12.4%
City Developments Ltd.                                       150,000   $       472,588
Henderson Land +
   Development Co., Ltd.                                     127,000           548,467
Land & House
   Public Co., Ltd., NVDR                                  1,738,700           380,009
SM Prime Holdings, Inc.                                    2,464,000           267,770
Sun Hung Kai Properties Ltd.                                 151,000         1,242,993
Swire Pacific Ltd., Series A                                  47,500           309,095
                                                                       ---------------
                                                                             3,220,922
                                                                       ---------------

HEALTH CARE--2.6%
HEALTH CARE EQUIPMENT & SUPPLIES--0.3%
Pihsiang Machinery
   Manufacturing Co., Ltd.                                    30,150            63,344
                                                                       ---------------
PHARMACEUTICALS--2.3%
Dr. Reddy's Laboratories Ltd., ADR                            18,700           325,006
Ranbaxy Laboratories Ltd.                                     13,991           276,861
                                                                       ---------------
                                                                               601,867
                                                                       ---------------
INDUSTRIALS--3.2%
INDUSTRIAL CONGLOMERATES--2.1%
China Merchants Holdings
   International Co., Ltd.                                   207,000           280,294
Hutchison Whampoa Ltd.                                        39,500           270,372
                                                                       ---------------
                                                                               550,666
                                                                       ---------------
MACHINERY--0.3%
Bharat Forge Ltd.                                              6,200            82,547
                                                                       ---------------
TRANSPORTATION INFRASTRUCTURE--0.8%
Zhejiang Expressway Co., Ltd.                                284,000           203,043
                                                                       ---------------

INFORMATION TECHNOLOGY--24.7%
COMPUTERS & PERIPHERALS--2.4%
Acer, Inc.                                                   187,000           264,124
Lite-On Technology Corp.                                     357,000           378,439
                                                                       ---------------
                                                                               642,563
                                                                       ---------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--4.1%
Hon Hai Precision Industry Co., Ltd.                         151,433           564,977
MFS Technology Ltd.                                          175,000           111,341
Synnex Technology
   International Corp.                                       120,000           196,116
Venture Corp., Ltd.                                           18,000           189,226
                                                                       ---------------
                                                                             1,061,660
                                                                       ---------------
INTERNET SOFTWARE & SERVICES--1.5%
NCSoft Corp. (a)                                               4,680           389,655
                                                                       ---------------
IT SERVICES--3.2%
Infosys Technologies Ltd.                                      6,934           833,373
                                                                       ---------------
SEMICONDUCTORS & SEMICONDUCTOR
   EQUIPMENT--13.5%
MediaTek, Inc.                                                18,000           144,161
Samsung Electronics Co., Ltd.                                  5,190         2,158,359
Taiwan Semiconductor
   Manufacturing Co., Ltd. (a)                               838,108         1,213,061
                                                                       ---------------
                                                                             3,515,581
                                                                       ---------------

                       See Notes to Investment Portfolio.

                                                         SHARES             VALUE
                                                     ---------------   ---------------
MATERIALS--2.4%
CONSTRUCTION MATERIALS--2.4%
Siam Cement Public Co., Ltd., NVDR                           108,450   $       614,418
                                                                       ---------------

TELECOMMUNICATION SERVICES--7.6%
DIVERSIFIED TELECOMMUNICATION SERVICES--1.1%
PT Telekomunikasi Indonesia                                  376,600           295,216
                                                                       ---------------
WIRELESS TELECOMMUNICATION SERVICES--6.5%
China Mobile Hong Kong Ltd.                                  366,000         1,110,822
Taiwan Cellular Corp. (a)                                    609,000           580,901
                                                                       ---------------
                                                                             1,691,723
                                                                       ---------------

UTILITIES--4.1%
ELECTRIC UTILITIES--2.2%
Datang International Power
   Generation Co., Ltd., Class H                             254,000           200,385
Huaneng Power International, Inc.                            432,000           386,477
                                                                       ---------------
                                                                               586,862
                                                                       ---------------
GAS UTILITIES--1.9%
Hong Kong & China Gas Co., Ltd.                              295,002           484,405
Xinao Gas Holdings Ltd. (a)                                    8,000             3,580
                                                                       ---------------
                                                                               487,985
                                                                       ---------------
TOTAL COMMON STOCKS
   (cost of $19,753,838)                                                    25,271,939
                                                                       ---------------

                                                          UNITS
                                                     ---------------
WARRANTS--0.1%
FINANCIALS--0.1%
REAL ESTATE--0.1%
City Developments Ltd. (a)
   (cost of $0)                                               15,600            26,653
                                                                       ---------------

                                                           PAR
                                                     ---------------
SHORT-TERM OBLIGATION--2.4%
Repurchase agreement with
   State Street Bank & Trust Co.,
   dated 06/30/04, due 07/01/04 at
   1.170%, collateralized by a
   U.S. Treasury Note maturing
   08/15/05, market value $632,038
   (repurchase proceeds $616,020)
   (cost of $616,000)                                $       616,000           616,000
                                                                       ---------------
TOTAL INVESTMENTS--99.4%
   (cost of $20,369,838) (c)                                                25,914,592
                                                                       ---------------
OTHER ASSETS & LIABILITIES, NET--0.6%                                          146,652
                                                                       ---------------
NET ASSETS--100.0%                                                     $    26,061,244
                                                                       ===============

NOTES TO INVESTMENT PORTFOLIO:
(a)  Non-income producing security.
(b)  Amount rounds to less than $1.
(c) Cost for both financial statement and federal income tax purposes is the same.

SUMMARY OF SECURITIES                              % OF TOTAL
    BY COUNTRY                         VALUE      INVESTMENTS
---------------------               ------------  -----------
Hong Kong                           $  4,552,513      17.6%
Taiwan                                 4,283,727      16.5
Korea, Republic of                     4,165,291      16.1
India                                  2,712,175      10.5
Singapore                              2,462,721       9.5
Thailand                               2,422,149       9.3
Malasia                                1,286,255       5.0
Bermuda                                1,097,319       4.2
Indonesia                                887,247       3.4
China                                    789,905       3.1
United States                            616,000       2.4
United Kingdom                           367,940       1.4
Philippines                              267,770       1.0
Cayman Islands                             3,580       0.0
                                    ------------  -----------
                                    $ 25,914,592     100.0%
                                    ============  ===========

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

            ACRONYM              NAME
            -------              ----
              ADR    American Depositary Receipt
             NVDR    Non-Voting Depositary Receipt

                       See Notes to Financial Statements.

STATEMENT OF ASSETS & LIABILITIES
Newport Tiger Fund, Variable Series / June 30, 2004 (Unaudited)

ASSETS:
Investments, at cost                                                          $    20,369,838
                                                                              ---------------
Investments, at value                                                         $    25,914,592
Cash                                                                                      847
Foreign currency (cost of $241,244)                                                   237,495
Receivable for:
   Investments sold                                                                    60,954
   Fund shares sold                                                                    78,100
   Interest                                                                                20
   Dividends                                                                           34,801
Deferred Trustees' compensation plan                                                    4,985
                                                                              ---------------
     TOTAL ASSETS                                                                  26,331,794
                                                                              ---------------
LIABILITIES:
Payable for:
   Investments purchased                                                                3,551
   Fund shares repurchased                                                              9,457
   Investment advisory fee                                                             18,906
   Transfer agent fee                                                                     604
   Pricing and bookkeeping fees                                                         1,521
   Audit fee                                                                           30,253
   Distribution fee--Class B                                                              677
Deferred Trustees' fees                                                                 4,985
Foreign capital gains tax                                                             200,542
Other liabilities                                                                          54
                                                                              ---------------
     TOTAL LIABILITIES                                                                270,550
                                                                              ---------------
NET ASSETS                                                                    $    26,061,244
                                                                              ===============
COMPOSITION OF NET ASSETS:
Paid-in capital                                                               $    29,783,065
Undistributed net investment income                                                   215,590
Accumulated net realized loss                                                      (9,277,763)
Net unrealized appreciation (depreciation) on:
   Investments                                                                      5,544,754
   Foreign currency translations                                                       (3,860)
   Foreign capital gains tax                                                         (200,542)
                                                                              ---------------
NET ASSETS                                                                    $    26,061,244
                                                                              ===============
CLASS A:
Net assets                                                                    $    22,971,397
Shares outstanding                                                                 11,562,653
                                                                              ===============
Net asset value per share                                                     $          1.99
                                                                              ===============
CLASS B:
Net assets                                                                    $     3,089,847
Shares outstanding                                                                  1,529,716
                                                                              ===============
Net asset value per share                                                     $          2.02
                                                                              ===============

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
Newport Tiger Fund, Variable Series
For the Six Months Ended June 30, 2004 (Unaudited)

INVESTMENT INCOME:
Dividends                                                                     $       418,498
Interest                                                                                2,510
                                                                              ---------------
     Total Investment Income (net of foreign taxes withheld of $41,137)               421,008
                                                                              ---------------
EXPENSES:
Investment advisory fee                                                               128,388
Distribution fee--Class B                                                               3,998
Transfer agent fee                                                                      3,730
Pricing and bookkeeping fees                                                            5,995
Trustees' fees                                                                          2,871
Custody fee                                                                            31,415
Audit fee                                                                              18,245
Non-recurring costs (See Note 6)                                                        1,188
Other expenses                                                                          5,435
                                                                              ---------------
     Total Expenses                                                                   201,265
Non-recurring costs assumed by Investment Advisor (See Note 6)                         (1,188)
Custody earnings credit                                                                    (2)
                                                                              ---------------
     Net Expenses                                                                     200,075
                                                                              ---------------
Net Investment Income                                                                 220,933
                                                                              ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY
   AND FOREIGN CAPITAL GAINS TAX:
Net realized gain (loss) on:
   Investments                                                                      2,763,503
   Foreign currency transactions                                                       (6,905)
                                                                              ---------------
     Net realized gain                                                              2,756,598
                                                                              ---------------
Net change in unrealized appreciation/depreciation on:
   Investments                                                                     (4,448,752)
   Foreign currency translations                                                       (4,033)
   Foreign capital gains tax                                                          226,240
                                                                              ---------------
     Net change in unrealized appreciation/depreciation                            (4,226,545)
                                                                              ---------------
Net Loss                                                                           (1,469,947)
                                                                              ---------------
Net Decrease in Net Assets from Operations                                    $    (1,249,014)
                                                                              ===============

                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Newport Tiger Fund, Variable Series

                                                                                (UNAUDITED)
                                                                                SIX MONTHS           YEAR
                                                                                   ENDED             ENDED
                                                                                  JUNE 30,        DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                                 2004              2003
----------------------------------                                            ---------------   ---------------
OPERATIONS:
Net investment income                                                         $       220,933   $       242,310
Net realized gain on investments and foreign currency transactions                  2,756,598            38,348
Net change in unrealized appreciation/depreciation on investments, foreign
   currency translations and forgein capital gains tax                             (4,226,545)        8,428,501
                                                                              ---------------   ---------------
        Net Increase (Decrease) from Operations                                    (1,249,014)        8,709,159
                                                                              ---------------   ---------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
   Class A                                                                                 --          (238,610)
   Class B                                                                                 --           (19,194)
                                                                              ---------------   ---------------
        Total Distributions Declared to Shareholders                                       --          (257,804)
                                                                              ---------------   ---------------
SHARE TRANSACTIONS:
Class A:
   Subscriptions                                                                    1,450,751         4,595,945
   Distributions reinvested                                                                --           238,610
   Redemptions                                                                     (3,075,940)       (9,993,129)
                                                                              ---------------   ---------------
        Net Decrease                                                               (1,625,189)       (5,158,574)
                                                                              ---------------   ---------------
Class B:
   Subscriptions                                                                      478,262         1,441,440
   Distributions reinvested                                                                --            19,194
   Redemptions                                                                       (226,432)         (242,928)
                                                                              ---------------   ---------------
        Net Increase                                                                  251,830         1,217,706
                                                                              ---------------   ---------------
Net Decrease from Share Transactions                                               (1,373,359)       (3,940,868)
                                                                              ---------------   ---------------
Total Increase (Decrease) in Net Assets                                            (2,622,373)        4,510,487

NET ASSETS:
Beginning of period                                                                28,683,617        24,173,130
                                                                              ---------------   ---------------
End of period (including undistributed (overdistributed) net investment
   income of $215,590 and $(5,343), respectively)                             $    26,061,244   $    28,683,617
                                                                              ===============   ===============
CHANGES IN SHARES:
Class A:
   Subscriptions                                                                      683,462         2,997,732
   Issued for distributions reinvested                                                     --           115,267
   Redemptions                                                                     (1,461,258)       (6,743,620)
                                                                              ---------------   ---------------
        Net Decrease                                                                 (777,796)       (3,630,621)
                                                                              ---------------   ---------------
Class B:
   Subscriptions                                                                      221,802           802,770
   Issued for distributions reinvested                                                     --             9,140
   Redemptions                                                                       (107,917)         (134,468)
                                                                              ---------------   ---------------
        Net Increase                                                                  113,885           677,442
                                                                              ---------------   ---------------

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Newport Tiger Fund, Variable Series / June 30, 2004 (Unaudited)

NOTE 1. ORGANIZATION

   Newport Tiger Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust") is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

   INVESTMENT GOAL--The Fund seeks capital appreciation.

   FUND SHARES--The Fund may issue an unlimited number of shares and offers two classes of shares: Class A and Class B. Each share class has its own expense structure. Shares of the Fund are available exclusively as a pooled funding vehicle for variable annuity contracts ("VA Contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

   USE OF ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION--Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 2:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value under procedures approved by the Board of Trustees.

   SECURITY TRANSACTIONS--Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   REPURCHASE AGREEMENTS--The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

   INCOME RECOGNITION--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of non-reclaimable tax withholdings.

   FOREIGN CURRENCY TRANSACTIONS--The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

   DETERMINATION OF CLASS NET ASSET VALUES--All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

   FEDERAL INCOME TAX STATUS--The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

   FOREIGN CAPITAL GAINS TAXES--Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 30%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

   DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on ex-date. Dividends from net investment income, if any, are declared and distributed at least annually. Net realized capital gains, if any, are distributed at least annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution.

NOTE 3. FEDERAL TAX INFORMATION

The tax character of distributions paid during the year ended December 31, 2003 was as follows:

Distributions paid from:
   Ordinary income*                       $    257,804
   Long-term capital gains                          --

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at June 30, 2004, based on cost of investments for federal income tax purposes, and excluding any unrealized appreciation and depreciation from changes in the value of assets and liabilities resulting from changes in exchange rates, was:

     Unrealized appreciation              $  6,878,415
     Unrealized depreciation                (1,333,661)
                                          ------------
       Net unrealized appreciation        $  5,544,754
                                          ============

The following capital loss carryforwards, determined as of December 31, 2003, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

     YEAR OF                              CAPITAL LOSS
   EXPIRATION                             CARRYFORWARD
   ----------                             ------------
      2005                                $  2,121,889
      2006                                   5,726,423
      2007                                   1,050,865
      2009                                   2,161,521
      2010                                     879,602
                                          ------------
                                          $ 11,940,300
                                          ============

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

   Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Fund. Prior to April 1, 2004, Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston, including the Fund's investment advisor, transfer agent and distributor, was acquired by Bank of America Corporation ("BOA"). The acquisition did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

   INVESTMENT ADVISORY FEE--Columbia provides administrative and other services to the Fund in addition to investment advisory services. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets as follows:

AVERAGE DAILY NET ASSETS                ANNUAL FEE RATE
------------------------                ---------------
First $1 billion                             0.90%
Next $500 million                            0.85%
Over $1.5 billion                            0.80%

   PRICING AND BOOKKEEPING FEES--Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees received to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund. For the six months ended June 30, 2004, the Fund's annualized effective pricing and bookkeeping fee rate was 0.042%.

   TRANSFER AGENT FEE--Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund. For such services, the Transfer Agent receives a monthly fee, at the annual rate of $7,500.

For the six months ended June 30, 2004, the Fund's annualized effective transfer agent fee rate was 0.03%.

   DISTRIBUTION FEES--Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. The Fund has adopted a 12b-1 plan which requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class B shares.

   CUSTODY CREDITS--The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

   FEES PAID TO OFFICERS AND TRUSTEES--The Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

   OTHER--Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the six months ended June 30, 2004, the Fund paid $663 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $6,136,460 and $8,055,426, respectively.

NOTE 6. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

   FOREIGN SECURITIES--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

   INDUSTRY FOCUS--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

   LEGAL PROCEEDINGS--Columbia, the Distributor, and certain of their affiliates (collectively, "The Columbia Group") have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds, as well as other industry wide issues. The Columbia Group has not uncovered any instances where Columbia or the Distributor were knowingly involved in late trading of mutual fund shares.

On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against Columbia and the Distributor, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against Columbia and the Distributor alleging that Columbia and the Distributor had violated certain New York anti-fraud statutes. If either Columbia or the Distributor is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor or distributor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could prevent Columbia, the Distributor or any company that is an affiliated person of Columbia and the Distributor from serving as an investment advisor or distributor for any registered investment company, including your fund. Your fund has been informed by Columbia and the Distributor that, if these results occur, they will seek exemptive relief from the SEC to permit them to continue to serve as your fund's investment advisor and distributor. There is no assurance that such exemptive relief will be granted. On March 15, 2004, Columbia and the Distributor entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, Columbia and the Distributor agreed, among other things, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring Columbia and the Distributor to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review Columbia's and the Distributor's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, the Columbia Group has agreed to reduce mutual fund fees by $80 million over a five-year period.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or FleetBoston (and affiliated entities). These suits and certain regulatory investigations are ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

For the six months ended June 30, 2004, Columbia has assumed $1,188 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

FINANCIAL HIGHLIGHTS
Newport Tiger Fund, Variable Series--Class B Shares

Selected data for a share outstanding throughout each period is as follows:

                                                   (UNAUDITED)
                                                   SIX MONTHS                                                         PERIOD
                                                      ENDED                   YEAR ENDED DECEMBER 31,                  ENDED
                                                    JUNE 30,        --------------------------------------------   DECEMBER 31,
                                                      2004              2003           2002             2001         2000 (a)
                                                  ------------      ------------   ------------     ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD              $       2.12      $       1.47   $       1.81     $       2.19   $       2.35
                                                  ------------      ------------   ------------     ------------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                                 0.01              0.01           0.01             0.01             --(c)
Net realized and unrealized gain (loss)
   on investments, foreign currency and
   foreign capital gains tax                             (0.11)             0.65          (0.33)           (0.37)         (0.14)
                                                  ------------      ------------   ------------     ------------   ------------
     Total from Investment Operations                    (0.10)             0.66          (0.32)           (0.36)         (0.14)
                                                  ------------      ------------   ------------     ------------   ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                  --             (0.01)         (0.02)           (0.02)         (0.02)
Return of capital                                           --                --             --(c)            --             --
                                                  ------------      ------------   ------------     ------------   ------------
     Total Distributions Declared to
       Shareholders                                         --             (0.01)         (0.02)           (0.02)         (0.02)
                                                  ------------      ------------   ------------     ------------   ------------
NET ASSET VALUE, END OF PERIOD                    $       2.02      $       2.12   $       1.47     $       1.81   $       2.19
                                                  ============      ============   ============     ============   ============
Total return (d)(e)                                      (4.72)%(f)        45.19%        (17.70)%         (16.66)%        (5.94)%(f)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (g)                                              1.62%(h)          1.77%          1.52%            1.56%          1.47%(h)
Net investment income (g)                                 1.32%(h)          0.53%          0.71%            0.74%          0.11%(h)
Portfolio turnover rate                                     22%(f)            28%            28%              24%            22%
Net assets, end of period (000's)                 $      3,090      $      3,000   $      1,086     $      2,232   $        644

(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Rounds to less than $0.01 per share.
(d)  Total return at net asset value assuming all distributions reinvested.
(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(f)  Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.

LIBERTY VARIABLE INVESTMENT TRUST

     INVESTMENT MANAGER AND ADMINISTRATOR
     Columbia Management Advisors, Inc.
     100 Federal Street
     Boston, MA 02110

     TRANSFER AGENT
     Columbia Funds Services, Inc.
     PO Box 8081
     Boston, MA 02266-8081


     IMPORTANT INFORMATION
     A description of the policies and procedures that the funds use to determine how to vote proxies relating to their portfolio securities and a copy of the fund's voting record are available (i) at www.columbiamanagement.com; and (ii) on the Securities and Exchange Commission's website at www.sec.gov.

[KEYPORT LOGO]

P.O. Box 9133
Wellesley Hills, MA 02481

ANN-03/222S-0604 (08/04) 04/1822

2004 SEMIANNUAL REPORT - CLASS B SHARES

LIBERTY VARIABLE INVESTMENT TRUST

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Not applicable at this time.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not filed Schedule 14A subsequent to the effective date of that Schedule's Item 7(d)(2)(ii)(G). However, it is the registrant's policy to consider candidates for the Board of Trustees/Directors who are recommended by shareholders. A Fund shareholder who wishes to nominate a candidate to the Board may send information regarding prospective candidates to the Fund's Governance Committee, care of the

Fund's Secretary. The information should include evidence of the shareholder's Fund ownership, a full listing of the proposed candidate's education, experience, current employment, date of birth, names and addresses of at least three professional references, information as to whether the candidate is not an "interested person" under the 1940 Act and "independent" under NYSE Listing Standards in relation to the Fund, and such other information as may be helpful to the independent trustees/directors in evaluating the candidate. All satisfactorily completed information packages regarding a candidate will be forwarded to an independent trustee/director for consideration.

ITEM 10. CONTROLS AND PROCEDURES.

   (a) The registrant's principal executive officer and principal financial officer, based on his evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, has concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

   (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable at this time.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                        Liberty Variable Investment Trust
            --------------------------------------------------------------------


By (Signature and Title)     /s/ J. Kevin Connaughton
                        --------------------------------------------------------
                             J. Kevin Connaughton, President and Treasurer

Date                         September 2, 2004
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)     /s/ J. Kevin Connaughton
                        --------------------------------------------------------
                             J. Kevin Connaughton, President and Treasurer

Date                         September 2, 2004
    ----------------------------------------------------------------------------